                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-2111

                       RIVERSOURCE LARGE CAP SERIES, INC.
               (Exact name of registrant as specified in charter)

         50606 Ameriprise Financial Center, Minneapolis, Minnesota 55474
               (Address of principal executive offices) (Zip code)

   Scott R. Plummer - 5228 Ameriprise Financial Center, Minneapolis, MN 55474
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (612) 671-1947

Date of fiscal year end: 7/31

Date of reporting period: 7/31

Annual Report
and Prospectus
                                                  (RIVERSOURCE INVESTMENTS LOGO)

RIVERSOURCE
DISCIPLINED EQUITY FUND

ANNUAL REPORT FOR
THE PERIOD ENDED
JULY 31, 2009
(Prospectus also enclosed)

RIVERSOURCE DISCIPLINED EQUITY FUND SEEKS TO PROVIDE
SHAREHOLDERS WITH LONG-TERM CAPITAL GROWTH.


This annual report includes a prospectus that
describes in detail the Fund's objective,
investment strategy, risks, sales charges,
fees and other matters of interest. Please
read the prospectus carefully before you
invest or send money.                            (SINGLE STRATEGY FUNDS ICON)

TABLE OF CONTENTS --------------------------------------------------------------


Your Fund at a Glance..............    2

Manager Commentary.................    5

The Fund's Long-term Performance...   12

Fund Expenses Example..............   14

Portfolio of Investments...........   17

Statement of Assets and
  Liabilities......................   26

Statement of Operations............   28

Statements of Changes in Net
  Assets...........................   30

Financial Highlights...............   32

Notes to Financial Statements......   42

Report of Independent Registered
  Public Accounting Firm...........   59

Federal Income Tax Information.....   61

Board Members and Officers.........   62

Approval of Investment Management
  Services Agreement...............   66

Proxy Voting.......................   69




--------------------------------------------------------------------------------
                    RIVERSOURCE DISCIPLINED EQUITY FUND -- 2009 ANNUAL REPORT  1

YOUR FUND AT A GLANCE ----------------------------------------------------------

FUND SUMMARY
--------------------------------------------------------------------------------

> RiverSource Disciplined Equity Fund (the Fund) Class A shares declined 23.19%
  (excluding sales charge) for the 12 months ended July 31, 2009.

> The Fund underperformed the unmanaged Standard & Poor's 500 Index (S&P 500
  Index), which fell 19.96% during the same period.

> The Fund also underperformed the Lipper Large-Cap Core Funds Index, representing the Fund's peer group, which declined 18.83%, for the same period.

ANNUALIZED TOTAL RETURNS (for period ended July 31, 2009)
--------------------------------------------------------------------------------


                                                               SINCE
                                                             INCEPTION
                                   1 YEAR  3 YEARS  5 YEARS   4/24/03
----------------------------------------------------------------------
RiverSource Disciplined Equity
  Fund
  Class A (excluding sales
  charge)                         -23.19%   -8.30%   -1.02%    +2.36%
----------------------------------------------------------------------
S&P 500 Index (unmanaged)         -19.96%   -6.16%   -0.14%    +3.32%
----------------------------------------------------------------------
Lipper Large-Cap Core Funds
  Index                           -18.83%   -5.36%   +0.03%    +2.84%
----------------------------------------------------------------------



(See "The Fund's Long-term Performance" for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting riversource.com/funds or calling 1(800) 221-2450.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the table above. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses. The Fund's returns reflect the effect of fee waivers/expense reimbursements, if any. Without such waivers/reimbursements, the Fund's returns would be lower. See the Average Annual Total Returns table for performance of other share classes of the Fund.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes. It is not possible to invest directly in an index.


--------------------------------------------------------------------------------
2  RIVERSOURCE DISCIPLINED EQUITY FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

AT JULY 31, 2009
                                                                SINCE
Without sales charge                1 YEAR  3 YEARS  5 YEARS  INCEPTION
Class A (inception 4/24/03)        -23.19%   -8.30%   -1.02%    +2.36%
-----------------------------------------------------------------------
Class B (inception 4/24/03)        -23.68%   -9.00%   -1.78%    +1.55%
-----------------------------------------------------------------------
Class C (inception 4/24/03)        -23.66%   -8.95%   -1.74%    +1.59%
-----------------------------------------------------------------------
Class I (inception 7/15/04)        -22.90%   -7.94%   -0.64%    -0.73%
-----------------------------------------------------------------------
Class R2 (inception 12/11/06)      -23.30%     N/A      N/A    -13.34%
-----------------------------------------------------------------------
Class R3 (inception 12/11/06)      -23.17%     N/A      N/A    -13.15%
-----------------------------------------------------------------------
Class R4 (inception 4/24/03)       -23.05%   -8.14%   -0.82%    +2.54%
-----------------------------------------------------------------------
Class R5 (inception 12/11/06)      -22.91%     N/A      N/A    -12.89%
-----------------------------------------------------------------------
Class W (inception 12/1/06)        -23.21%     N/A      N/A    -12.66%
-----------------------------------------------------------------------

With sales charge
Class A (inception 4/24/03)        -27.61%  -10.09%   -2.19%    +1.40%
-----------------------------------------------------------------------
Class B (inception 4/24/03)        -27.35%   -9.78%   -2.10%    +1.55%
-----------------------------------------------------------------------
Class C (inception 4/24/03)        -24.39%   -8.95%   -1.74%    +1.59%
-----------------------------------------------------------------------



Class A share performance reflects the maximum initial sales charge of 5.75%. Class B share performance reflects a contingent deferred sales charge (CDSC) applied as follows: first year 5%; second year 4%; third and fourth years 3%; fifth year 2%; sixth year 1%; no sales charge thereafter. Class C shares may be subject to a 1% CDSC if shares are sold within one year after purchase. Sales charges do not apply to Class I, Class R2, Class R3, Class R4, Class R5 and Class W shares. Class I, Class R2, Class R3, Class R4 and Class R5 are available to qualifying institutional investors only. Class W shares are offered through qualifying discretionary accounts.

* For classes with less than 10 years performance


--------------------------------------------------------------------------------
                    RIVERSOURCE DISCIPLINED EQUITY FUND -- 2009 ANNUAL REPORT  3

YOUR FUND AT A GLANCE (continued) ----------------------------------------------


STYLE MATRIX
--------------------------------------------------------------------------------



         STYLE
VALUE    BLEND   GROWTH
           X              LARGE
                          MEDIUM   SIZE
                          SMALL



Shading within the style matrix approximates areas in which the Fund is designed to generally invest.

The style matrix can be a valuable tool for constructing and monitoring your portfolio. It provides a frame of reference for distinguishing the types of stocks or bonds owned by a mutual fund, and may serve as a guideline for helping you build a portfolio.

Investment products, including shares of mutual funds, are not federally or FDIC-insured, are not deposits or obligations of, or guaranteed by any financial institution, and involve investment risks including possible loss of principal and fluctuation in value.



--------------------------------------------------------------------------------
4  RIVERSOURCE DISCIPLINED EQUITY FUND -- 2009 ANNUAL REPORT

MANAGER COMMENTARY -------------------------------------------------------------

Dear Shareholder,

RiverSource Disciplined Equity Fund (the Fund) Class A shares declined 23.19% (excluding sales charge) for the 12 months ended July 31, 2009. The Fund underperformed the unmanaged Standard & Poor's 500 Index (S&P 500 Index), which fell 19.96%, as well as the Lipper Large-Cap Core Funds Index, representing the Fund's peer group, which declined 18.83%, for the same period.

SIGNIFICANT PERFORMANCE FACTORS
Early in the annual period, financial markets worldwide came under great stress amid a deepening economic downturn. Data showed that the U.S. economy shrank by 6.2% in the fourth quarter of 2008, the largest contraction in 25 years. Consumer confidence fell, and unemployment increased. Gross Domestic Product
(GDP) continued to decline, shrinking 6.4% during the first quarter of 2009. Equities, both in the U.S. and around the globe, sold off, posting major declines not seen since the 1930s. In unprecedented efforts to mitigate the crisis, governments worldwide passed massive stimulus packages and debated strategies to

SECTOR DIVERSIFICATION(1) (at July 31, 2009; % of portfolio assets)
---------------------------------------------------------------------

Consumer Discretionary                     12.7%
------------------------------------------------
Consumer Staples                           11.5%
------------------------------------------------
Energy                                     13.6%
------------------------------------------------
Financials                                 16.8%
------------------------------------------------
Health Care                                18.7%
------------------------------------------------
Industrials                                 5.9%
------------------------------------------------
Information Technology                     12.6%
------------------------------------------------
Materials                                   3.2%
------------------------------------------------
Telecommunication Services                  1.9%
------------------------------------------------
Utilities                                   3.1%
------------------------------------------------


(1) Sectors can be comprised of several industries. Please refer to the section entitled "Portfolio of Investments" for a complete listing. No single industry exceeds 25% of portfolio assets.

    Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan) as of July 31, 2009. The Fund's composition is subject to change.

The sectors identified above are based on the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.


--------------------------------------------------------------------------------
                    RIVERSOURCE DISCIPLINED EQUITY FUND -- 2009 ANNUAL REPORT  5

MANAGER COMMENTARY (continued) -------------------------------------------------


calm investor fears. Beginning in March 2009, economic conditions began to stabilize, with many indicators less negative than they had been in prior months. For example, GDP declined far less than expected during the second quarter, with a comparatively modest contraction of 1%. Certain key drivers in the housing market appeared to turn the corner. Unemployment indicators also gave reason for cautious optimism. Such "green shoots" provided a boost to the equity markets, which subsequently rallied strongly through July 2009. Most major U.S. equity indices were in positive territory year-to-date through July 31, 2009, though it was not enough to outweigh the decline of the first five months of the fiscal year.

The Fund's performance was primarily driven by the three quantitative-based investment themes we employ in selecting stocks for the Fund's portfolio -- momentum, value and quality. During the 12-month period, the quality theme outperformed the S&P 500 Index, but not enough to offset the combined underperformance of the value and momentum themes. The quality theme is intended to serve, in part, as a defensive measure during equity market corrections when investor risk aversion increases, and it indeed did that, taking a strong lead, especially during the challenging first half of the fiscal year. The momentum theme is designed, in part, to capture investor sentiment over the near to mid term. This theme performed well during the first half of the annual period


TOP TEN HOLDINGS (at July 31, 2009; % of portfolio assets)
---------------------------------------------------------------------

Chevron                                     4.7%
------------------------------------------------
Pfizer                                      4.2%
------------------------------------------------
Johnson & Johnson                           3.5%
------------------------------------------------
Procter & Gamble                            3.1%
------------------------------------------------
McDonald's                                  2.5%
------------------------------------------------
Home Depot                                  2.1%
------------------------------------------------
Bank of America                             2.1%
------------------------------------------------
Wal-Mart Stores                             2.0%
------------------------------------------------
Intel                                       2.0%
------------------------------------------------
IBM                                         1.7%
------------------------------------------------


Excludes cash & cash equivalents.

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."


--------------------------------------------------------------------------------
6  RIVERSOURCE DISCIPLINED EQUITY FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


but subsequently was challenged when the equity markets started to rally and investor sentiment became increasingly difficult to gauge. The value theme, which favors cheaper P/E stocks, was negatively impacted primarily by exposure to financials and consumer discretionary stocks. It is worth noting that the value theme did start to rebound in March. While history does not guarantee future performance, it may serve as a useful guide. Thus, looking at history, the value theme has rebounded sharply following periods of significant underperformance. As such, in the last months of the period, we began to place greater emphasis on the value theme in the Fund. It is important to remember that the themes we use take turns in leading performance over time, demonstrating the advantages of employing style diversification. Such variance in performance supports our research indicating that the style diversification provided by the three very different quantitative-based themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term.

Following a specific, disciplined process, we do not make sector or industry bets based on economic or equity market outlooks. That said, the Fund's quantitative-based themes led to a bias toward higher quality stocks due to market volatility. This bias helped results, as higher quality outperformed lower quality during the annual period as a whole. The Fund's themes also positioned the equity portfolio toward mega-cap, or the largest cap, stocks. This helped the Fund's results as well.



  During the 12-month period, the quality theme outperformed the S&P 500 Index, but not enough to offset the combined underperformance of the value and momentum themes.






--------------------------------------------------------------------------------
                    RIVERSOURCE DISCIPLINED EQUITY FUND -- 2009 ANNUAL REPORT  7

MANAGER COMMENTARY (continued) -------------------------------------------------


Conversely, the Fund's quantitative-based themes led to various sector weightings that, together, detracted from results. Sizable weightings in financials and materials hurt most, as these were among the weakest performing sectors of the S&P 500 Index during the period. Having only modest positions in the information technology and telecommunication services sectors, which outpaced the S&P 500 Index during the annual period, hurt as well. Partially offsetting these negatives was the positive effect of a significant allocation to the relatively stronger performing health care sector.

Because we use a bottom-up approach, it is not surprising that most of the Fund's results were due to stock selection. Specifically, stock selection in the financials and information technology sectors detracted. This more than offset the combined effect of strong stock selection in health care and energy.

Among individual holdings, pharmaceutical giant PFIZER, selected by the quality and value themes, contributed most to the Fund's return. Other top contributors included home improvement retailer HOME DEPOT, liked by the quality theme, leading discount retailer WAL-MART STORES, a quality and momentum pick, pharmaceutical company JOHNSON & JOHNSON, selected by the quality and momentum themes, and pharmaceutical manufacturer GILEAD SCIENCES, a quality theme pick.

Stocks that detracted most from the Fund's return included two financials companies, each selected by the value theme -- namely, CITIGROUP and FANNIE MAE. Other poor performers during the annual period were each selected by the momentum theme -- namely chemicals firm MONSANTO, leading fast-food chain MCDONALD'S, and personal computer, audio and video products manufacturer APPLE.

At the end of July, the Fund's largest individual stock holdings were energy company CHEVRON, a quality and value pick, Pfizer, Johnson & Johnson, diversified consumer products giant PROCTER & GAMBLE, chosen by the momentum theme, and McDonald's.

CHANGES TO THE FUND'S PORTFOLIO
As a result of quantitative theme-driven stock selection during the period, the Fund's sector allocations changed somewhat. For example, the Fund's already significant exposure to consumer discretionary, relative to the

--------------------------------------------------------------------------------
8  RIVERSOURCE DISCIPLINED EQUITY FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


S&P 500 Index, increased further. The Fund's allocation to utilities also increased, although this remained a more modest weighting than that of the S&P 500 Index. The Fund's sizable position in financials decreased but remained greater than that of the benchmark index. Each of these changes in sector allocation was reflective of our enhanced emphasis on the value theme in the Fund, as mentioned above.

We are continuously looking for ways to improve our investment process and to enhance the efficacy of the quantitative-based themes we use in the Fund. Thus, in addition to placing greater emphasis on the value theme, we also made enhancements to it by including more quality factors in an effort to reduce volatility.

Our risk models limit the size of individual holdings, as well as sector and industry allocations, relative to the S&P 500 Index. For instance, the portfolio's weightings by sector and industry are limited to no more than 6% overweighted or underweighted relative to the S&P 500 Index. We also apply additional risk measures that impose constraints on market capitalization, price, quality, turnover, transaction costs and other variables.

OUR FUTURE STRATEGY
Following a strong rally that sent equity markets into positive territory for the first seven months of 2009, investors at the end of July were faced with the question -- where do we go from here? In our view, the equity markets were closer to fair value at the end of July than they were three months prior. Corporate earnings were anemic, but, in many cases, better than expectations. However, even with glimmers of positive news, the economy remained in a weakened state. We believe the real uncertainty is determining what catalyst is going to sustain the upward trend in the equity markets. The answer, in our opinion, is that investors will need to see real improvement or growth in both the economy and corporate earnings. We continue to believe that just such a scenario is likely to materialize in the fourth quarter of 2009, as the effects of massive government intervention take hold.

Given this view, we are positioning the Fund's portfolio to take advantage of a recovery, investing in those areas we consider attractive from both a valuation and growth perspective. At the same time, consistent with our

--------------------------------------------------------------------------------
                    RIVERSOURCE DISCIPLINED EQUITY FUND -- 2009 ANNUAL REPORT  9

MANAGER COMMENTARY (continued) -------------------------------------------------



disciplined and calculated low turnover approach, we remain focused on the long term and maintain the Fund's diversification across sectors and securities. We intend to continue seeking optimal returns for the Fund through the style diversification offered by the various themes within our well-tested quantitative investment model. We are convinced of the merit of our multifaceted, disciplined approach to managing risk in the portfolio and believe this combination of style diversification and rigorous risk management will allow us to maintain the quality of the Fund's portfolio in whatever market conditions lie ahead.



(PHOTO - )                                                            (PHOTO - )

Dimitris Bertsimas, Ph.D.                                             Gina Mourtzinou, Ph.D.
Senior Portfolio Manager                                              Portfolio Manager



Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of RiverSource Investments, LLC (RiverSource) or any subadviser to the Fund or any other person in the RiverSource or subadviser organizations. Any such views are subject to change at any time based upon market or other conditions and RiverSource disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the RiverSource Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the RiverSource Family of Funds.


--------------------------------------------------------------------------------
10  RIVERSOURCE DISCIPLINED EQUITY FUND -- 2009 ANNUAL REPORT

                        THIS PAGE LEFT BLANK INTENTIONALLY

THE FUND'S LONG-TERM PERFORMANCE -----------------------------------------------

The chart on the facing page illustrates the total value of an assumed $10,000 investment in RiverSource Disciplined Equity Fund Class A shares (from 4/24/03 to 7/31/09) as compared to the performance of two widely cited performance indices, the Standard & Poor's 500 Index (S&P 500 Index) and the Lipper Large-Cap Core Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distributions paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The table below and the chart on the facing page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary or visiting riversource.com/funds. Also see "Past Performance" in the Fund's current prospectus.

COMPARATIVE RESULTS
--------------------------------------------------------------------------------

Results at July 31, 2009
                                                                                    SINCE
                                                                                  INCEPTION
                                                     1 YEAR   3 YEARS   5 YEARS    4/24/03
RIVERSOURCE DISCIPLINED EQUITY FUND
(INCLUDES SALES CHARGE)
Class A Cumulative value of $10,000                  $7,239    $7,268    $8,952    $10,910
-------------------------------------------------------------------------------------------
     Average annual total return                    -27.61%   -10.09%    -2.19%     +1.40%
-------------------------------------------------------------------------------------------
S&P 500 INDEX(1)
     Cumulative value of $10,000                     $8,004    $8,263    $9,930    $12,270
-------------------------------------------------------------------------------------------
     Average annual total return                    -19.96%    -6.16%    -0.14%     +3.32%
-------------------------------------------------------------------------------------------
LIPPER LARGE-CAP CORE FUNDS INDEX(2)
     Cumulative value of $10,000                     $8,117    $8,477   $10,015    $11,914
-------------------------------------------------------------------------------------------
     Average annual total return                    -18.83%    -5.36%    +0.03%     +2.84%
-------------------------------------------------------------------------------------------



Results for other share classes can be found on page 3.


--------------------------------------------------------------------------------
12  RIVERSOURCE DISCIPLINED EQUITY FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

(VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN RIVERSOURCE DISCIPLINED EQUITY FUND LINE GRAPH)

                     RIVERSOURCE DISCIPLINED
                           EQUITY FUND
                             CLASS A                                   LIPPER LARGE-CAP
                         (INCLUDES SALES              S&P 500             CORE FUNDS
                             CHARGE)                  INDEX(1)               INDEX(2)
                     -----------------------    ------------------    ------------------
4/24/03                     $ 9,425                  $10,000               $10,000
4/03                          9,482                   10,063                10,054
7/03                         10,255                   10,917                10,813
10/03                        10,934                   11,634                11,412
1/04                         11,890                   12,579                12,231
4/04                         11,581                   12,364                11,992
7/04                         11,485                   12,354                11,894
10/04                        11,851                   12,730                12,201
1/05                         12,521                   13,361                12,765
4/05                         12,342                   13,146                12,480
7/05                         13,316                   14,089                13,387
10/05                        13,216                   13,838                13,257
1/06                         14,255                   14,747                14,192
4/06                         14,506                   15,172                14,533
7/06                         14,149                   14,846                14,056
10/06                        15,367                   16,099                15,199
1/07                         16,152                   16,886                15,907
4/07                         16,674                   17,482                16,446
7/07                         16,402                   17,239                16,328
10/07                        17,470                   18,441                17,482
1/08                         15,604                   16,495                15,713
4/08                         15,846                   16,665                15,850
7/08                         14,203                   15,328                14,677
10/08                        11,063                   11,786                11,206
1/09                          9,083                   10,125                 9,690
4/09                          9,565                   10,781                10,457
7/09                         10,910                   12,270                11,914



(1) The S&P 500 Index, an unmanaged index of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices.
(2) The Lipper Large-Cap Core Funds Index includes the 30 largest large-cap core funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment.


--------------------------------------------------------------------------------
                   RIVERSOURCE DISCIPLINED EQUITY FUND -- 2009 ANNUAL REPORT  13

FUND EXPENSES EXAMPLE ----------------------------------------------------------
(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, which may include management fees; distribution and service (12b-1) fees; and other Fund fees and expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. In addition to the ongoing expenses which the Fund bears directly, the Fund's shareholders indirectly bear the ongoing expenses of any funds in which the Fund invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). The Fund's indirect expense from investing in the acquired funds is based on the Fund's pro rata portion of the ongoing expenses charged by acquired funds using the expense ratio of each of the acquired funds as of the acquired fund's most recent shareholder report.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended July 31, 2009.

ACTUAL EXPENSES
The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.



--------------------------------------------------------------------------------
14  RIVERSOURCE DISCIPLINED EQUITY FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


                                  BEGINNING        ENDING        EXPENSES
                                ACCOUNT VALUE  ACCOUNT VALUE   PAID DURING     ANNUALIZED
                                 FEB. 1, 2009  JULY 31, 2009  THE PERIOD(a)  EXPENSE RATIO
-----------------------------------------------------------------------------------------------
Class A
-----------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $1,201.10        $5.05(c)        .92%
-----------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,020.34        $4.63(c)        .92%
-----------------------------------------------------------------------------------------------

Class B
-----------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $1,199.40        $9.16(c)       1.67%
-----------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,016.60        $8.40(c)       1.67%
-----------------------------------------------------------------------------------------------

Class C
-----------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $1,197.70        $9.21(c)       1.68%
-----------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,016.55        $8.45(c)       1.68%
-----------------------------------------------------------------------------------------------

Class I
-----------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $1,202.80        $2.86(c)        .52%
-----------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,022.34        $2.62(c)        .52%
-----------------------------------------------------------------------------------------------

Class R2
-----------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $1,201.10        $6.91(c)       1.26%
-----------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,018.65        $6.34(c)       1.26%
-----------------------------------------------------------------------------------------------

Class R3
-----------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $1,201.10        $5.82(c)       1.06%
-----------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,019.65        $5.34(c)       1.06%
-----------------------------------------------------------------------------------------------

Class R4
-----------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $1,203.30        $4.12(c)        .75%
-----------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,021.19        $3.78(c)        .75%
-----------------------------------------------------------------------------------------------

Class R5
-----------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $1,203.90        $2.91(c)        .53%
-----------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,022.29        $2.67(c)        .53%
-----------------------------------------------------------------------------------------------

Class W
-----------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $1,201.70        $5.32(c)        .97%
-----------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,020.09        $4.89(c)        .97%
-----------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------
                   RIVERSOURCE DISCIPLINED EQUITY FUND -- 2009 ANNUAL REPORT  15

FUND EXPENSES EXAMPLE (continued) ----------------------------------------------



(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
(b) Based on the actual return for the six months ended July 31, 2009: +20.11% for Class A, +19.94% for Class B, +19.77% for Class C, +20.28% for Class I, +20.11% for Class R2, +20.11% for Class R3, +20.33% for Class R4, +20.39%
    for Class R5 and +20.17% for Class W.
(c) RiverSource Investments, LLC (the Investment Manager) and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Sept. 30, 2010, unless sooner terminated at the discretion of the Fund's Board, such that net expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment, will not exceed 1.02% for Class A, 1.80% for Class B, 1.78% for Class C, 0.57% for Class I, 1.37% for Class R2, 1.12% for Class R3, 0.87% for Class R4, 0.62% for Class R5 and 1.02% for Class W. Any amounts waived will not be reimbursed by the Fund. This change was effective Aug. 1, 2009. Had this change been in place for the entire six month period ended July 31, 2009, the actual expenses paid would have been $4.88 for Class A, $9.10 for Class B, $9.04 for Class C, $2.42 for Class I, $6.53 for Class R2, $5.43 for Class R3, $4.06 for Class R4, $2.69 for Class R5 and $4.83 for Class W; the hypothetical expenses paid would have been $4.48 for Class A, $8.35 for Class B, $8.30 for Class C, $2.22 for Class I, $5.99 for Class R2, $4.99 for Class R3, $3.73 for Class R4, $2.47 for Class R5 and $4.43 for Class W.


--------------------------------------------------------------------------------
16  RIVERSOURCE DISCIPLINED EQUITY FUND -- 2009 ANNUAL REPORT

PORTFOLIO OF INVESTMENTS -------------------------------------------------------

JULY 31, 2009
(Percentages represent value of investments compared to net assets)

INVESTMENTS IN SECURITIES


COMMON STOCKS (99.5%)
ISSUER                                                 SHARES                VALUE(a)
AEROSPACE & DEFENSE (0.9%)
General Dynamics                                        160,075            $8,866,554
ITT                                                      30,221             1,492,917
Northrop Grumman                                         98,612             4,396,123
United Technologies                                      47,748             2,600,834
                                                                      ---------------
Total                                                                      17,356,428
-------------------------------------------------------------------------------------

AIR FREIGHT & LOGISTICS (0.6%)
CH Robinson Worldwide                                    53,839(e)          2,935,841
FedEx                                                   122,780(e)          8,329,395
                                                                      ---------------
Total                                                                      11,265,236
-------------------------------------------------------------------------------------

AUTOMOBILES (0.8%)
Ford Motor                                            1,518,855(b,e)       12,150,840
Harley-Davidson                                         144,208(e)          3,259,101
                                                                      ---------------
Total                                                                      15,409,941
-------------------------------------------------------------------------------------

BEVERAGES (2.4%)
Brown-Forman Cl B                                        23,048             1,012,960
Coca-Cola                                               568,927            28,355,321
Coca-Cola Enterprises                                   101,259             1,902,657
Pepsi Bottling Group                                     37,220             1,263,619
PepsiCo                                                 213,360            12,108,180
                                                                      ---------------
Total                                                                      44,642,737
-------------------------------------------------------------------------------------

BIOTECHNOLOGY (2.4%)
Amgen                                                   598,120(b)         37,268,858
Biogen Idec                                              78,595(b,e)        3,737,192
Cephalon                                                 67,893(b)          3,981,924
                                                                      ---------------
Total                                                                      44,987,974
-------------------------------------------------------------------------------------

BUILDING PRODUCTS (--%)
Masco                                                    40,969(e)            570,698
-------------------------------------------------------------------------------------

CAPITAL MARKETS (2.8%)
Bank of New York Mellon                                 364,440             9,963,790
E*TRADE Financial                                       256,004(b,e)          384,006
Goldman Sachs Group                                      43,786             7,150,254
Morgan Stanley                                          966,909            27,556,906
State Street                                            113,373             5,702,662
T Rowe Price Group                                       28,175(e)          1,316,054
                                                                      ---------------
Total                                                                      52,073,672
-------------------------------------------------------------------------------------

CHEMICALS (1.5%)
CF Inds Holdings                                         19,865             1,568,143
Dow Chemical                                            830,856            17,589,222
Eastman Chemical                                         23,070             1,145,656
EI du Pont de Nemours & Co                              125,659             3,886,633
PPG Inds                                                 66,308(e)          3,646,940
                                                                      ---------------
Total                                                                      27,836,594
-------------------------------------------------------------------------------------

COMMERCIAL BANKS (1.8%)
BB&T                                                    105,917             2,423,381
Comerica                                                 97,304(e)          2,319,727
Fifth Third Bancorp                                     125,838             1,195,461
First Horizon Natl                                      235,100(b,e)        2,837,953
Huntington Bancshares                                   363,386(e)          1,486,249
KeyCorp                                                 447,532             2,586,735
Marshall & Ilsley                                       169,248(e)          1,022,258
PNC Financial Services Group                            331,882(e)         12,166,793
SunTrust Banks                                          346,043(e)          6,747,839
Wells Fargo & Co                                         56,909(e)          1,391,994
                                                                      ---------------
Total                                                                      34,178,390
-------------------------------------------------------------------------------------

COMMERCIAL SERVICES & SUPPLIES (0.2%)
Avery Dennison                                           38,795             1,036,990
RR Donnelley & Sons                                     145,223             2,018,600
                                                                      ---------------
Total                                                                       3,055,590
-------------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT (1.2%)
Cisco Systems                                           305,004(b)          6,713,138
Motorola                                                248,544(e)          1,779,575
QUALCOMM                                                297,886            13,765,312
                                                                      ---------------
Total                                                                      22,258,025
-------------------------------------------------------------------------------------


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                   RIVERSOURCE DISCIPLINED EQUITY FUND -- 2009 ANNUAL REPORT  17

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------


COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)

COMPUTERS & PERIPHERALS (3.5%)
Dell                                                    817,705(b,e)      $10,940,892
Hewlett-Packard                                         250,866(e)         10,862,498
IBM                                                     324,962(e)         38,322,768
Lexmark Intl Cl A                                       132,699(b,e)        1,921,482
QLogic                                                   13,002(b)            169,676
Western Digital                                         103,138(b)          3,119,925
                                                                      ---------------
Total                                                                      65,337,241
-------------------------------------------------------------------------------------

CONSTRUCTION & ENGINEERING (0.2%)
Fluor                                                    75,474(e)          3,985,027
-------------------------------------------------------------------------------------

CONSUMER FINANCE (0.4%)
American Express                                        172,642(e)          4,890,948
SLM                                                     210,091(b)          1,867,709
                                                                      ---------------
Total                                                                       6,758,657
-------------------------------------------------------------------------------------

DISTRIBUTORS (0.1%)
Genuine Parts                                            54,416(e)          1,927,415
-------------------------------------------------------------------------------------

DIVERSIFIED CONSUMER SERVICES (0.4%)
Apollo Group Cl A                                        76,630(b)          5,290,536
H&R Block                                               118,386             1,975,862
                                                                      ---------------
Total                                                                       7,266,398
-------------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES (4.9%)
Bank of America                                       3,198,568            47,306,821
CIT Group                                               293,875(e)            255,671
Citigroup                                             4,105,214(e)         13,013,528
JPMorgan Chase & Co                                     757,743            29,286,767
NASDAQ OMX Group                                         60,814(b)          1,285,000
                                                                      ---------------
Total                                                                      91,147,787
-------------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES (1.6%)
CenturyTel                                              110,200             3,459,178
Qwest Communications Intl                               209,793(e)            809,801
Verizon Communications                                  821,988(e)         26,361,155
                                                                      ---------------
Total                                                                      30,630,134
-------------------------------------------------------------------------------------

ELECTRIC UTILITIES (1.6%)
Edison Intl                                              63,363             2,047,892
FirstEnergy                                              62,780(e)          2,586,536
Northeast Utilities                                      90,561(e)          2,083,809
Pinnacle West Capital                                    60,565             1,935,657
Progress Energy                                         165,271             6,518,288
Southern                                                462,270(e)         14,515,278
                                                                      ---------------
Total                                                                      29,687,460
-------------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT (0.2%)
Emerson Electric                                         95,562(e)          3,476,546
-------------------------------------------------------------------------------------

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS (0.8%)
Corning                                                 625,708            10,637,036
Tyco Electronics                                        224,407(c)          4,818,018
                                                                      ---------------
Total                                                                      15,455,054
-------------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (1.8%)
Baker Hughes                                            135,996             5,507,838
BJ Services                                             209,513(e)          2,970,894
Diamond Offshore Drilling                                28,896(e)          2,596,884
ENSCO Intl                                              113,928             4,316,732
Halliburton                                             345,824             7,639,252
Nabors Inds                                              60,736(b,c,e)      1,033,727
Natl Oilwell Varco                                      197,191(b)          7,087,045
Noble                                                    28,668(e)            970,698
Smith Intl                                               50,852             1,277,911
Weatherford Intl                                         50,008(b,c)          938,150
                                                                      ---------------
Total                                                                      34,339,131
-------------------------------------------------------------------------------------

FOOD & STAPLES RETAILING (2.9%)
Safeway                                                  87,714             1,660,426
SUPERVALU                                                79,252(e)          1,175,307
Walgreen                                                155,755             4,836,193
Wal-Mart Stores                                         919,181(e)         45,848,748
                                                                      ---------------
Total                                                                      53,520,674
-------------------------------------------------------------------------------------

FOOD PRODUCTS (0.7%)
Archer-Daniels-Midland                                  238,361             7,179,433
Dean Foods                                               78,322(b,e)        1,659,643
JM Smucker                                               17,300               865,519
Sara Lee                                                284,976             3,032,145
                                                                      ---------------
Total                                                                      12,736,740
-------------------------------------------------------------------------------------

GAS UTILITIES (0.1%)
Questar                                                  71,190             2,354,253
-------------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES (0.5%)
Becton Dickinson & Co                                    52,477(e)          3,418,876
CR Bard                                                  14,194(e)          1,044,253


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
18  RIVERSOURCE DISCIPLINED EQUITY FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)
HEALTH CARE EQUIPMENT & SUPPLIES (CONT.)
St. Jude Medical                                         55,599(b,e)       $2,096,638
Varian Medical Systems                                   52,680(b,e)        1,858,024
                                                                      ---------------
Total                                                                       8,417,791
-------------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES (2.6%)
Aetna                                                   172,943             4,664,273
Cardinal Health                                          71,711(e)          2,387,976
CIGNA                                                   231,465(e)          6,573,606
Coventry Health Care                                     53,822(b)          1,237,906
DaVita                                                   54,848(b,e)        2,725,946
Laboratory Corp of America Holdings                      15,461(b,e)        1,038,825
McKesson                                                 79,240(e)          4,053,126
Quest Diagnostics                                       141,992(e)          7,755,603
UnitedHealth Group                                      661,415            18,559,304
                                                                      ---------------
Total                                                                      48,996,565
-------------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE (3.4%)
Intl Game Technology                                     10,202(e)            201,490
McDonald's                                            1,051,246            57,881,604
Starbucks                                               200,438(b,e)        3,547,753
Wyndham Worldwide                                        46,479               648,382
                                                                      ---------------
Total                                                                      62,279,229
-------------------------------------------------------------------------------------

HOUSEHOLD DURABLES (0.5%)
Black & Decker                                           29,679(e)          1,115,930
Centex                                                  121,143             1,321,670
DR Horton                                               125,815(e)          1,458,196
KB Home                                                  36,839(e)            614,843
Leggett & Platt                                          50,216               871,248
Lennar Cl A                                              85,838             1,016,322
Pulte Homes                                             234,906(e)          2,670,881
Stanley Works                                            13,005               522,151
                                                                      ---------------
Total                                                                       9,591,241
-------------------------------------------------------------------------------------

HOUSEHOLD PRODUCTS (5.0%)
Clorox                                                  106,476             6,496,101
Colgate-Palmolive                                       212,124(e)         15,366,263
Procter & Gamble                                      1,274,897(e)         70,769,532
                                                                      ---------------
Total                                                                      92,631,896
-------------------------------------------------------------------------------------

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (0.1%)
Constellation Energy Group                               53,355             1,531,289
-------------------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES (1.8%)
General Electric                                      2,098,708(e)         28,122,688
Textron                                                 114,451             1,538,221
Tyco Intl                                               140,606(c)          4,249,113
                                                                      ---------------
Total                                                                      33,910,022
-------------------------------------------------------------------------------------

INSURANCE (6.5%)
ACE                                                      95,219(c)          4,671,444
AFLAC                                                   138,963(e)          5,261,139
Allstate                                                913,087(e)         24,571,172
Ambac Financial Group                                   288,197(e)            216,148
American Intl Group                                      76,843(e)          1,009,717
Aon                                                     120,741             4,763,232
Assurant                                                 63,505             1,620,648
Chubb                                                   121,628             5,616,781
Cincinnati Financial                                     84,839(e)          2,048,862
Genworth Financial Cl A                                 479,180(e)          3,306,342
Hartford Financial Services Group                       200,394(e)          3,304,497
Lincoln Natl                                            120,907             2,562,019
MBIA                                                    209,475(b,e)          877,700
MetLife                                                 452,015(e)         15,345,909
Principal Financial Group                               205,611             4,872,981
Progressive                                             439,138(b)          6,841,770
Prudential Financial                                    167,059             7,395,702
Torchmark                                                66,836(e)          2,610,614
Travelers Companies                                     412,497            17,766,246
Unum Group                                              120,100             2,254,277
XL Capital Cl A                                         210,930(c,e)        2,969,894
                                                                      ---------------
Total                                                                     119,887,094
-------------------------------------------------------------------------------------

INTERNET & CATALOG RETAIL (0.2%)
Amazon.com                                               43,867(b,e)        3,762,034
-------------------------------------------------------------------------------------

IT SERVICES (0.9%)
Affiliated Computer Services Cl A                        40,010(b)          1,896,874
Automatic Data Processing                               194,388(e)          7,240,953
Computer Sciences                                        62,990(b)          3,034,228
Fiserv                                                   21,653(b)          1,026,569
MasterCard Cl A                                          12,360             2,398,211
Total System Services                                    17,806               261,392
                                                                      ---------------
Total                                                                      15,858,227
-------------------------------------------------------------------------------------


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                   RIVERSOURCE DISCIPLINED EQUITY FUND -- 2009 ANNUAL REPORT  19

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------


COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)

LEISURE EQUIPMENT & PRODUCTS (0.2%)
Brunswick                                               100,213(e)           $719,529
Eastman Kodak                                           232,404(e)            690,240
Mattel                                                  105,280(e)          1,850,823
                                                                      ---------------
Total                                                                       3,260,592
-------------------------------------------------------------------------------------

MACHINERY (1.3%)
Caterpillar                                              94,651(e)          4,170,323
Eaton                                                    65,942             3,423,709
Illinois Tool Works                                     143,612(e)          5,823,467
Ingersoll-Rand                                          296,096(c)          8,551,251
Manitowoc                                                41,277(e)            255,092
Parker Hannifin                                          58,170(e)          2,575,768
                                                                      ---------------
Total                                                                      24,799,610
-------------------------------------------------------------------------------------

MEDIA (0.9%)
CBS Cl B                                                436,992(e)          3,578,964
Gannett                                                 320,740(e)          2,245,180
Meredith                                                 14,134               374,127
New York Times Cl A                                     109,515(e)            861,883
News Corp Cl A                                          626,585             6,472,623
Viacom Cl B                                             129,942(b)          3,009,457
                                                                      ---------------
Total                                                                      16,542,234
-------------------------------------------------------------------------------------

METALS & MINING (1.7%)
AK Steel Holding                                         60,180             1,183,741
Alcoa                                                   279,008(e)          3,281,134
Allegheny Technologies                                   79,189             2,144,438
Freeport-McMoRan Copper & Gold                          155,338             9,366,881
Newmont Mining                                          133,305             5,512,162
Nucor                                                   123,510             5,492,490
United States Steel                                      92,659(e)          3,683,195
                                                                      ---------------
Total                                                                      30,664,041
-------------------------------------------------------------------------------------

MULTILINE RETAIL (0.8%)
Family Dollar Stores                                    137,895             4,332,661
JC Penney                                                50,077             1,509,822
Kohl's                                                  125,196(b,e)        6,078,266
Macy's                                                  150,908(e)          2,099,130
                                                                      ---------------
Total                                                                      14,019,879
-------------------------------------------------------------------------------------

MULTI-UTILITIES (1.3%)
Consolidated Edison                                     169,575(e)          6,674,472
PG&E                                                    288,969(e)         11,665,678
SCANA                                                    63,730             2,252,856
Xcel Energy                                             157,291(e)          3,136,383
                                                                      ---------------
Total                                                                      23,729,389
-------------------------------------------------------------------------------------

OFFICE ELECTRONICS (0.1%)
Xerox                                                   141,007(e)          1,154,847
-------------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (11.6%)
Apache                                                   87,692             7,361,743
Chesapeake Energy                                       197,230             4,228,611
Chevron                                               1,536,755(e)        106,758,370
ConocoPhillips                                          614,200            26,846,682
Hess                                                    119,440             6,593,088
Marathon Oil                                            443,894            14,315,582
Massey Energy                                            59,718(e)          1,588,499
Murphy Oil                                               90,076             5,242,423
Occidental Petroleum                                    415,067(e)         29,610,880
Peabody Energy                                           57,691(e)          1,910,149
Pioneer Natural Resources                                 4,948               141,265
Sunoco                                                   88,046(e)          2,173,856
Tesoro                                                   98,048             1,283,448
Valero Energy                                           270,491(e)          4,868,838
Williams Companies                                      197,809             3,301,432
                                                                      ---------------
Total                                                                     216,224,866
-------------------------------------------------------------------------------------

PHARMACEUTICALS (13.1%)
Allergan                                                 91,982(e)          4,914,598
Bristol-Myers Squibb                                    373,524(e)          8,120,412
Forest Laboratories                                     200,439(b)          5,177,339
Johnson & Johnson                                     1,305,656(e)         79,501,394
King Pharmaceuticals                                    160,404(b,e)        1,454,864
Merck & Co                                              579,260(e)         17,383,593
Mylan                                                    53,769(b,e)          709,213
Pfizer                                                6,000,725(e)         95,591,548
Schering-Plough                                         828,999            21,976,763
Wyeth                                                   198,650             9,247,158
                                                                      ---------------
Total                                                                     244,076,882
-------------------------------------------------------------------------------------

ROAD & RAIL (0.5%)
Norfolk Southern                                        150,763(e)          6,520,500
Ryder System                                             54,245(e)          1,905,627
                                                                      ---------------
Total                                                                       8,426,127
-------------------------------------------------------------------------------------


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
20  RIVERSOURCE DISCIPLINED EQUITY FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (2.6%)
Intel                                                 2,372,592(e)        $45,672,396
MEMC Electronic Materials                                93,761(b)          1,652,069
NVIDIA                                                   95,822(b)          1,238,978
                                                                      ---------------
Total                                                                      48,563,443
-------------------------------------------------------------------------------------

SOFTWARE (3.5%)
BMC Software                                             25,174(b)            856,671
Intuit                                                  183,652(b)          5,454,464
Microsoft                                               905,374            21,294,396
Oracle                                                1,507,562            33,362,348
Symantec                                                280,447(b,e)        4,187,074
                                                                      ---------------
Total                                                                      65,154,953
-------------------------------------------------------------------------------------

SPECIALTY RETAIL (4.7%)
Abercrombie & Fitch Cl A                                101,072(e)          2,889,648
AutoNation                                               59,842(b,e)        1,237,533
AutoZone                                                 11,990(b,e)        1,841,304
Bed Bath & Beyond                                        83,342(b,e)        2,896,135
Best Buy                                                119,762(e)          4,475,506
Gap                                                     286,082             4,668,858
Home Depot                                            1,870,876(d,e)       48,530,524
Limited Brands                                          114,145             1,477,036
Lowe's Companies                                        241,001(e)          5,412,882
Office Depot                                            149,209(b)            678,901
O'Reilly Automotive                                     115,195(b,e)        4,683,829
RadioShack                                               40,362(e)            626,015
Sherwin-Williams                                         83,436(e)          4,818,429
Staples                                                  28,256(e)            593,941
TJX Companies                                            76,140(e)          2,758,552
                                                                      ---------------
Total                                                                      87,589,093
-------------------------------------------------------------------------------------

TEXTILES, APPAREL & LUXURY GOODS (0.7%)
Coach                                                    90,078             2,665,408
Jones Apparel Group                                     116,009             1,596,284
Liz Claiborne                                           229,550(e)            725,378
Nike Cl B                                                98,329             5,569,355
VF                                                       25,276             1,635,104
                                                                      ---------------
Total                                                                      12,191,529
-------------------------------------------------------------------------------------

THRIFTS & MORTGAGE FINANCE (0.4%)
Fannie Mae                                            1,336,093(e)            774,934
Freddie Mac                                             794,150(b,e)          492,373
MGIC Investment                                         154,094(e)          1,017,020
People's United Financial                               278,210             4,520,913
                                                                      ---------------
Total                                                                       6,805,240
-------------------------------------------------------------------------------------

TOBACCO (0.5%)
Altria Group                                            193,824(e)          3,397,735
Lorillard                                                74,440             5,487,717
                                                                      ---------------
Total                                                                       8,885,452
-------------------------------------------------------------------------------------

TRADING COMPANIES & DISTRIBUTORS (0.1%)
Fastenal                                                 47,200(e)          1,678,904
-------------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES (0.2%)
Sprint Nextel                                         1,090,011(b)          4,360,044
-------------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost: $2,382,220,494)                                                 $1,847,250,315
-------------------------------------------------------------------------------------



INVESTMENTS OF CASH COLLATERAL
RECEIVED FOR SECURITIES ON
LOAN (22.8%)
                                                       SHARES                VALUE(a)

CASH COLLATERAL REINVESTMENT FUND (8.8%)
JPMorgan Prime Money Market Fund                    163,102,188          $163,102,188
-------------------------------------------------------------------------------------




                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)

ASSET-BACKED COMMERCIAL PAPER (2.2%)
Belmont Funding LLC
 08-03-09                            0.48%            $9,999,600            9,999,600
Ebbets Funding LLC
 08-03-09                            0.50              9,999,028            9,999,028
Tasman Funding
 08-20-09                            0.95              9,993,667            9,993,667
Versailles Commercial Paper LLC
 08-06-09                            0.75              9,992,708            9,992,708
                                                                      ---------------
Total                                                                      39,985,003
-------------------------------------------------------------------------------------

CERTIFICATES OF DEPOSIT (10.4%)
Banco Espanol de Credito Madrid
 08-05-09                            0.34              3,000,000            3,000,000
Banco Espirito Santo e Comm London
 08-24-09                            0.62             10,494,036           10,494,036


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                   RIVERSOURCE DISCIPLINED EQUITY FUND -- 2009 ANNUAL REPORT  21

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------


INVESTMENTS OF CASH COLLATERAL
RECEIVED FOR SECURITIES
ON LOAN (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
CERTIFICATES OF DEPOSIT (CONT.)
Banco Popular Espanol
 09-04-09                            0.76%            $6,990,580           $6,990,580
 09-23-09                            0.63              3,995,699            3,995,699
Banco Santander-Madrid
 10-13-09                            0.45             10,000,000           10,000,000
Bank of Nova Scotia Singapore
 10-30-09                            0.40             15,000,000           15,000,000
Caisse de Depots et Consignment Paris
 10-19-09                            0.43              9,988,785            9,988,785
Caixa Geral Dep London
 10-26-09                            0.57              5,000,000            5,000,000
Credit Indusrial et Comm London
 10-13-09                            0.52             14,980,094           14,980,094
DZ Bank London
 08-31-09                            0.34              4,498,598            4,498,598
Fortis Bank Brussels
 08-06-09                            0.33              8,800,000            8,800,000
ING Bank Amsterdam
 10-26-09                            0.43              2,996,635            2,996,635
ING Bank London
 10-13-09                            0.50             10,000,000           10,000,000
MIT
 08-18-09                            0.42             10,000,000           10,000,000
Mizuho London
 10-29-09                            0.49              4,500,000            4,500,000
Monte de Pasch London
 08-13-09                            0.71             12,000,103           12,000,103
Nederlandse Waterschapsbank
 10-20-09                            0.40              9,989,788            9,989,788
Raiffeisen ZentralBank Oest Vienna
 08-10-09                            0.50             12,000,000           12,000,000
San Paolo Imi Ireland
 10-07-09                            0.40              9,990,010            9,990,010

Sumitomo Mutsui Banking Brussels
 08-17-09                            0.42             12,000,000           12,000,000
Svenska Singapore
 10-15-09                            0.45              6,000,000            6,000,000
Unicredito Italiano NY
 08-13-09                            0.42             12,000,000           12,000,000
                                                                      ---------------
Total                                                                     194,224,328
-------------------------------------------------------------------------------------

COMMERCIAL PAPER (1.4%)
Citigroup Global Markets
 08-03-09                            0.35             12,999,115           12,999,115
Royal Bank of Scotland Group
 09-10-09                            0.47             12,988,968           12,988,968
                                                                      ---------------
Total                                                                      25,988,083
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS OF CASH COLLATERAL RECEIVED FOR SECURITIES ON LOAN
(Cost: $423,299,602)                                                     $423,299,602
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
(Cost: $2,805,520,096)(f)                                              $2,270,549,917
=====================================================================================




INVESTMENTS IN DERIVATIVES

FUTURES CONTRACTS OUTSTANDING AT JULY 31, 2009



                             NUMBER OF                                  UNREALIZED
                             CONTRACTS      NOTIONAL     EXPIRATION    APPRECIATION
CONTRACT DESCRIPTION       LONG (SHORT)   MARKET VALUE      DATE      (DEPRECIATION)
------------------------------------------------------------------------------------
S&P 500 Index                   26          $6,398,600   Sept. 2009         $156,110





See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
22  RIVERSOURCE DISCIPLINED EQUITY FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


NOTES TO PORTFOLIO OF INVESTMENTS


(a) Securities are valued by using policies described in Note 2 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At July 31, 2009, the value of foreign securities represented 1.5% of net assets.

(d) At July 31, 2009, investments in securities included securities valued at $1,089,480 that were partially pledged as collateral to cover initial margin deposits on open stock index futures contracts.

(e) At July 31, 2009, security was partially or fully on loan. See Note 7 to the financial statements.

(f) At July 31, 2009, the cost of securities for federal income tax purposes was $2,816,745,826 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                         $125,830,595
     Unrealized depreciation                         (672,026,504)
     ------------------------------------------------------------
     Net unrealized depreciation                    $(546,195,909)
     ------------------------------------------------------------


The industries identified above are based on the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.



--------------------------------------------------------------------------------
                   RIVERSOURCE DISCIPLINED EQUITY FUND -- 2009 ANNUAL REPORT  23

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------


FAIR VALUE MEASUREMENTS


Statement of Financial Accounting Standards No. 157 (SFAS 157) requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

SFAS 157 establishes a fair value hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. When a valuation uses multiple inputs from varying levels of the hierarchy, the hierarchy level is determined based on the lowest level input or inputs that are significant to the fair value measurement in its entirety. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

     - Level 1 -- Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.

     - Level 2 -- Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

     - Level 3 -- Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Fund Administrator, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Non-U.S. equity securities actively traded in foreign markets may be reflected in Level 2 despite the availability of closing prices, because the Fund evaluates and determines whether those closing prices reflect fair value at the close of the New York Stock Exchange (NYSE) or require adjustment, as described in Note 2 to the financial statements -- Valuation of securities.


--------------------------------------------------------------------------------
24  RIVERSOURCE DISCIPLINED EQUITY FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Fund Administrator. Inputs used in a valuation model may include, but are not limited to, financial statement analysis, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund's investments as of July 31, 2009:

                                                  FAIR VALUE AT JULY 31, 2009
                              ------------------------------------------------------------------
                                   LEVEL 1           LEVEL 2
                                QUOTED PRICES         OTHER          LEVEL 3
                                  IN ACTIVE        SIGNIFICANT     SIGNIFICANT
                                 MARKETS FOR       OBSERVABLE     UNOBSERVABLE
DESCRIPTION                   IDENTICAL ASSETS       INPUTS          INPUTS            TOTAL
------------------------------------------------------------------------------------------------
Equity Securities
  Common Stocks(a)             $1,847,250,315              $--         $--        $1,847,250,315
------------------------------------------------------------------------------------------------
Total Equity Securities         1,847,250,315               --          --         1,847,250,315
------------------------------------------------------------------------------------------------
Other
  Investments of Cash
    Collateral Received
    for Securities on
    Loan(b)                       163,102,188      260,197,414          --           423,299,602
------------------------------------------------------------------------------------------------
Total Other                       163,102,188      260,197,414          --           423,299,602
------------------------------------------------------------------------------------------------
Investments in Securities       2,010,352,503      260,197,414          --         2,270,549,917
Other Financial
  Instruments(c)                      156,110               --          --               156,110
------------------------------------------------------------------------------------------------
Total                          $2,010,508,613     $260,197,414         $--        $2,270,706,027
------------------------------------------------------------------------------------------------


(a) All industry classifications are identified in the Portfolio of Investments.
(b) Asset categories for Investments of Cash Collateral are identified in the Portfolio of Investments.
(c) Other Financial Instruments are derivative instruments, which are valued at the unrealized appreciation (depreciation) on the instrument. Derivative descriptions are located in the Investments in Derivatives section of the Portfolio of Investments.



HOW TO FIND INFORMATION ABOUT THE FUND'S QUARTERLY PORTFOLIO HOLDINGS
(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling the RiverSource Family of Funds at 1(800) 221-2450.


--------------------------------------------------------------------------------
                   RIVERSOURCE DISCIPLINED EQUITY FUND -- 2009 ANNUAL REPORT  25

STATEMENT OF ASSETS AND LIABILITIES --------------------------------------------
JULY 31, 2009


ASSETS
Investments in securities, at value
  Unaffiliated issuers* (identified cost $2,382,220,494)           $1,847,250,315
  Investments of cash collateral received for securities on loan
    (identified cost $423,299,602)                                    423,299,602
---------------------------------------------------------------------------------
Total investments in securities (identified cost $2,805,520,096)    2,270,549,917
Capital shares receivable                                               6,111,767
Dividends and accrued interest receivable                               3,511,575
Receivable for investment securities sold                              10,820,508
Variation margin receivable on futures contracts                            3,300
---------------------------------------------------------------------------------
Total assets                                                        2,290,997,067
---------------------------------------------------------------------------------
LIABILITIES
Disbursements in excess of cash                                         1,495,177
Capital shares payable                                                  8,923,671
Payable for investment securities purchased                                 5,569
Payable upon return of securities loaned                              423,299,602
Accrued investment management services fees                                29,863
Accrued distribution fees                                                  10,277
Accrued transfer agency fees                                                6,979
Accrued administrative services fees                                        2,743
Accrued plan administration services fees                                     610
Other accrued expenses                                                    221,514
---------------------------------------------------------------------------------
Total liabilities                                                     433,996,005
---------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                 $1,857,001,062
---------------------------------------------------------------------------------

REPRESENTED BY
Capital stock -- $.01 par value                                    $    4,315,444
Additional paid-in capital                                          3,059,738,140
Undistributed net investment income                                    43,755,766
Accumulated net realized gain (loss)                                 (716,033,681)
Unrealized appreciation (depreciation) on investments
  and on translation of assets and liabilities in foreign
  currencies                                                         (534,774,607)
---------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding
  capital stock                                                    $1,857,001,062
---------------------------------------------------------------------------------
*Including securities on loan, at value                            $  412,162,060
---------------------------------------------------------------------------------




--------------------------------------------------------------------------------
26  RIVERSOURCE DISCIPLINED EQUITY FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------



NET ASSET VALUE PER SHARE
                              NET ASSETS   SHARES OUTSTANDING   NET ASSET VALUE PER SHARE
Class A                     $692,099,784          160,878,551                       $4.30(1)
Class B                     $ 15,588,211            3,653,826                       $4.27
Class C                     $  2,105,003              496,767                       $4.24
Class I                     $331,846,856           76,648,563                       $4.33
Class R2                    $      2,840                  661                       $4.30
Class R3                    $      2,842                  661                       $4.30
Class R4                    $ 89,590,579           20,740,477                       $4.32
Class R5                    $      2,848                  661                       $4.31
Class W                     $725,762,099          169,124,201                       $4.29
-----------------------------------------------------------------------------------------



(1) The maximum offering price per share for Class A is $4.56. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
                   RIVERSOURCE DISCIPLINED EQUITY FUND -- 2009 ANNUAL REPORT  27

STATEMENT OF OPERATIONS --------------------------------------------------------
YEAR ENDED JULY 31, 2009


INVESTMENT INCOME
Income:
Dividends                                                          $  57,729,318
Income distributions from affiliated money market fund                   287,177
Income from securities lending                                         4,640,131
  Less foreign taxes withheld                                             (4,218)
--------------------------------------------------------------------------------
Total income                                                          62,652,408
--------------------------------------------------------------------------------
Expenses:
Investment management services fees                                    9,909,438
Distribution fees
  Class A                                                              1,808,099
  Class B                                                                231,197
  Class C                                                                 20,366
  Class R2                                                                    14
  Class R3                                                                     7
  Class W                                                              2,229,343
Transfer agency fees
  Class A                                                              1,101,653
  Class B                                                                 39,844
  Class C                                                                  3,303
  Class R2                                                                     1
  Class R3                                                                     1
  Class R4                                                                44,957
  Class R5                                                                     1
  Class W                                                              1,783,474
Administrative services fees                                           1,094,618
Plan administration services fees
  Class R2                                                                     7
  Class R3                                                                     7
  Class R4                                                               224,783
Compensation of board members                                             63,662
Custodian fees                                                            78,695
Printing and postage                                                     103,575
Registration fees                                                         40,545
Professional fees                                                         73,362
Other                                                                     69,025
--------------------------------------------------------------------------------
Total expenses                                                        18,919,977
  Expenses waived/reimbursed by the Investment Manager and its
    affiliates                                                          (152,182)
  Earnings and bank fee credits on cash balances                          (7,886)
--------------------------------------------------------------------------------
Total net expenses                                                    18,759,909
--------------------------------------------------------------------------------
Investment income (loss) -- net                                       43,892,499

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
28  RIVERSOURCE DISCIPLINED EQUITY FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
  Security transactions                                            $(691,507,031)
  Futures contracts                                                  (19,910,603)
--------------------------------------------------------------------------------
Net realized gain (loss) on investments                             (711,417,634)
Net change in unrealized appreciation (depreciation) on
  investments and on translation of assets and liabilities in
  foreign currencies                                                 (44,531,092)
--------------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies               (755,948,726)
--------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations    $(712,056,227)
--------------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
                   RIVERSOURCE DISCIPLINED EQUITY FUND -- 2009 ANNUAL REPORT  29

STATEMENTS OF CHANGES IN NET ASSETS --------------------------------------------


YEAR ENDED JULY 31,                                                           2009            2008
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                                    $    43,892,499  $   44,172,325
Net realized gain (loss) on investments                               (711,417,634)    103,837,007
Net change in unrealized appreciation (depreciation) on
  investments and on translation of assets and liabilities in
  foreign currencies                                                   (44,531,092)   (641,572,651)
--------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations       (712,056,227)   (493,563,319)
--------------------------------------------------------------------------------------------------
Distributions to shareholders from:
  Net investment income
    Class A                                                             (9,214,426)    (11,230,396)
    Class C                                                                 (7,117)         (4,379)
    Class I                                                             (5,438,440)     (5,698,153)
    Class R2                                                                   (33)            (28)
    Class R3                                                                   (42)            (40)
    Class R4                                                            (1,326,570)     (1,390,578)
    Class R5                                                                   (49)            (54)
    Class W                                                            (10,297,303)    (14,867,518)
  Net realized gain
    Class A                                                            (24,419,810)    (68,772,061)
    Class B                                                               (803,415)     (3,058,960)
    Class C                                                                (70,547)       (169,022)
    Class I                                                            (10,144,769)    (24,176,366)
    Class R2                                                                   (97)           (244)
    Class R3                                                                   (96)           (244)
    Class R4                                                            (2,985,348)     (7,584,972)
    Class R5                                                                   (96)           (244)
    Class W                                                            (30,699,663)    (74,056,615)
--------------------------------------------------------------------------------------------------
Total distributions                                                    (95,407,821)   (211,009,874)

--------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
30  RIVERSOURCE DISCIPLINED EQUITY FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


YEAR ENDED JULY 31,                                                           2009            2008
CAPITAL SHARE TRANSACTIONS
Proceeds from sales
  Class A shares                                                   $    28,702,122  $   40,810,167
  Class B shares                                                         2,141,651       5,505,096
  Class C shares                                                           553,812         976,461
  Class I shares                                                       101,166,985     120,762,575
  Class R4 shares                                                       11,162,166      25,111,692
  Class W shares                                                       333,646,211   1,465,443,768
Reinvestment of distributions at net asset value
  Class A shares                                                        31,091,644      74,058,485
  Class B shares                                                           793,672       3,022,150
  Class C shares                                                            73,505         167,943
  Class I shares                                                        15,582,928      29,873,023
  Class R4 shares                                                        4,311,918       8,975,550
  Class W shares                                                        40,996,838      88,923,836
Conversions from Class B to Class A
  Class A shares                                                         4,943,185       8,929,996
  Class B shares                                                        (4,943,185)     (8,929,996)
Payments for redemptions
  Class A shares                                                      (154,038,553)   (215,746,354)
  Class B shares                                                        (8,152,830)    (15,187,353)
  Class C shares                                                          (569,142)     (1,059,851)
  Class I shares                                                       (70,748,251)   (108,422,258)
  Class R4 shares                                                      (18,348,722)    (37,030,416)
  Class W shares                                                      (632,276,771)   (622,614,805)
--------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share transactions     (313,910,817)    863,569,709
--------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                             (1,121,374,865)    158,996,516
Net assets at beginning of year                                      2,978,375,927   2,819,379,411
--------------------------------------------------------------------------------------------------
Net assets at end of year                                          $ 1,857,001,062  $2,978,375,927
--------------------------------------------------------------------------------------------------
Undistributed net investment income                                $    43,755,766  $   26,278,639
--------------------------------------------------------------------------------------------------


Certain line items from the prior year have been renamed to conform to the current year presentation.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
                   RIVERSOURCE DISCIPLINED EQUITY FUND -- 2009 ANNUAL REPORT  31

FINANCIAL HIGHLIGHTS -----------------------------------------------------------

CLASS A
PER SHARE INCOME AND CAPITAL CHANGES(a)


                                                                 FISCAL PERIOD ENDED JULY 31,
                                                     2009         2008        2007        2006        2005
Net asset value, beginning of period                 $5.88        $7.22       $6.74       $6.70       $5.95
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           .09(b)       .09(b)      .08(b)      .06         .04
Net gains (losses) (both realized and
 unrealized)                                         (1.47)       (1.00)        .97         .35         .90
-----------------------------------------------------------------------------------------------------------
Total from investment operations                     (1.38)        (.91)       1.05         .41         .94
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment
 income                                               (.05)        (.06)       (.06)       (.06)       (.03)
Distributions from realized gains                     (.15)        (.37)       (.51)       (.31)       (.16)
-----------------------------------------------------------------------------------------------------------
Total distributions                                   (.20)        (.43)       (.57)       (.37)       (.19)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $4.30        $5.88       $7.22       $6.74       $6.70
-----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $692       $1,067      $1,410      $1,368         $28
-----------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(c),(d)                          .96%         .96%       1.05%       1.05%       1.35%
-----------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(d),(e),(f)                      .95%         .96%       1.03%       1.02%       1.25%
-----------------------------------------------------------------------------------------------------------
Net investment income (loss)                         2.11%        1.35%       1.13%        .95%        .84%
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                61%          58%         62%        137%         64%
-----------------------------------------------------------------------------------------------------------
Total return(g)                                    (23.19%)     (13.40%)     15.92%       6.25%      15.95%
-----------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
32  RIVERSOURCE DISCIPLINED EQUITY FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


CLASS B
PER SHARE INCOME AND CAPITAL CHANGES(a)


                                                                 FISCAL PERIOD ENDED JULY 31,
                                                     2009         2008        2007        2006       2005
Net asset value, beginning of period                 $5.80        $7.12       $6.65      $6.62       $5.90
----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           .06(b)       .04(b)      .03(b)     .01         .02
Net gains (losses) (both realized and
 unrealized)                                         (1.44)        (.99)        .96        .34         .86
----------------------------------------------------------------------------------------------------------
Total from investment operations                     (1.38)        (.95)        .99        .35         .88
----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment
 income                                                 --           --        (.01)      (.01)         --
Distributions from realized gains                     (.15)        (.37)       (.51)      (.31)       (.16)
----------------------------------------------------------------------------------------------------------
Total distributions                                   (.15)        (.37)       (.52)      (.32)       (.16)
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $4.27        $5.80       $7.12      $6.65       $6.62
----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                $16          $35         $62        $73          $9
----------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(c),(d)                         1.73%        1.72%       1.82%      1.85%       2.13%
----------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(d),(e),(f)                     1.71%        1.72%       1.79%      1.82%       2.04%
----------------------------------------------------------------------------------------------------------
Net investment income (loss)                         1.35%         .59%        .37%       .20%        .06%
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                61%          58%         62%       137%         64%
----------------------------------------------------------------------------------------------------------
Total return(g)                                    (23.68%)     (14.07%)     15.18%      5.42%      15.03%
----------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
                   RIVERSOURCE DISCIPLINED EQUITY FUND -- 2009 ANNUAL REPORT  33

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------


CLASS C
PER SHARE INCOME AND CAPITAL CHANGES(a)


                                                                 FISCAL PERIOD ENDED JULY 31,
                                                     2009         2008        2007        2006       2005
Net asset value, beginning of period                 $5.78        $7.11       $6.65      $6.62       $5.90
----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           .06(b)       .04(b)      .03(b)     .01         .01
Net gains (losses) (both realized and
 unrealized)                                         (1.44)        (.99)        .96        .35         .87
----------------------------------------------------------------------------------------------------------
Total from investment operations                     (1.38)        (.95)        .99        .36         .88
----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment
 income                                               (.01)        (.01)       (.02)      (.02)         --
Distributions from realized gains                     (.15)        (.37)       (.51)      (.31)       (.16)
----------------------------------------------------------------------------------------------------------
Total distributions                                   (.16)        (.38)       (.53)      (.33)       (.16)
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $4.24        $5.78       $7.11      $6.65       $6.62
----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                 $2           $3          $3         $3         $--
----------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(c),(d)                         1.72%        1.72%       1.81%      1.84%       2.13%
----------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(d),(e),(f)                     1.71%        1.72%       1.79%      1.81%       2.06%
----------------------------------------------------------------------------------------------------------
Net investment income (loss)                         1.35%         .59%        .36%       .20%        .02%
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                61%          58%         62%       137%         64%
----------------------------------------------------------------------------------------------------------
Total return(g)                                    (23.66%)     (14.11%)     15.14%      5.51%      15.03%
----------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
34  RIVERSOURCE DISCIPLINED EQUITY FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


CLASS I
PER SHARE INCOME AND CAPITAL CHANGES(a)


                                                                 FISCAL PERIOD ENDED JULY 31,
                                                     2009         2008        2007        2006       2005
Net asset value, beginning of period                 $5.93        $7.27       $6.78      $6.73       $5.96
----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           .11(b)       .11(b)      .11(b)     .08         .04
Net gains (losses) (both realized and
 unrealized)                                         (1.49)        (.99)        .97        .36         .92
----------------------------------------------------------------------------------------------------------
Total from investment operations                     (1.38)        (.88)       1.08        .44         .96
----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment
 income                                               (.07)        (.09)       (.08)      (.08)       (.03)
Distributions from realized gains                     (.15)        (.37)       (.51)      (.31)       (.16)
----------------------------------------------------------------------------------------------------------
Total distributions                                   (.22)        (.46)       (.59)      (.39)       (.19)
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $4.33        $5.93       $7.27      $6.78       $6.73
----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $332         $391        $441       $252         $82
----------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(c),(d)                          .56%         .61%        .70%       .72%        .91%
----------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(d),(e),(f)                      .56%         .61%        .67%       .70%        .91%
----------------------------------------------------------------------------------------------------------
Net investment income (loss)                         2.51%        1.69%       1.47%      1.41%       1.19%
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                61%          58%         62%       137%         64%
----------------------------------------------------------------------------------------------------------
Total return                                       (22.90%)     (12.98%)     16.29%      6.73%      16.29%
----------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
                   RIVERSOURCE DISCIPLINED EQUITY FUND -- 2009 ANNUAL REPORT  35

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------


CLASS R2
PER SHARE INCOME AND CAPITAL CHANGES(a)


                                                      Fiscal period ended July 31,
                                                     2009         2008       2007(h)
Net asset value, beginning of period                 $5.88        $7.21       $7.57
------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(b)                        .08          .08         .03
Net gains (losses) (both realized and
 unrealized)                                         (1.47)       (1.00)        .20
------------------------------------------------------------------------------------
Total from investment operations                     (1.39)        (.92)        .23
------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment
 income                                               (.04)        (.04)       (.08)
Distributions from realized gains                     (.15)        (.37)       (.51)
------------------------------------------------------------------------------------
Total distributions                                   (.19)        (.41)       (.59)
------------------------------------------------------------------------------------
Net asset value, end of period                       $4.30        $5.88       $7.21
------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                $--          $--         $--
------------------------------------------------------------------------------------
Gross expenses prior to expense waiver/
 reimbursement(c),(d)                                1.32%        1.41%       1.49%(i)
------------------------------------------------------------------------------------
Net expenses after expense waiver/
 reimbursement(d),(e),(f)                            1.16%        1.16%       1.48%(i)
------------------------------------------------------------------------------------
Net investment income (loss)                         1.92%        1.15%        .55%(i)
------------------------------------------------------------------------------------
Portfolio turnover rate                                61%          58%         62%
------------------------------------------------------------------------------------
Total return                                       (23.30%)     (13.51%)      3.31%(j)
------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
36  RIVERSOURCE DISCIPLINED EQUITY FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


CLASS R3
PER SHARE INCOME AND CAPITAL CHANGES(a)


                                                      Fiscal period ended July 31,
                                                     2009         2008       2007(h)
Net asset value, beginning of period                 $5.89        $7.22       $7.57
------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(b)                        .09          .09         .04
Net gains (losses) (both realized and
 unrealized)                                         (1.47)        (.99)        .20
------------------------------------------------------------------------------------
Total from investment operations                     (1.38)        (.90)        .24
------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment
 income                                               (.06)        (.06)       (.08)
Distributions from realized gains                     (.15)        (.37)       (.51)
------------------------------------------------------------------------------------
Total distributions                                   (.21)        (.43)       (.59)
------------------------------------------------------------------------------------
Net asset value, end of period                       $4.30        $5.89       $7.22
------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                $--          $--         $--
------------------------------------------------------------------------------------
Gross expenses prior to expense waiver/
 reimbursement(c),(d)                                1.10%        1.15%       1.24%(i)
------------------------------------------------------------------------------------
Net expenses after expense waiver/
 reimbursement(d),(e),(f)                             .94%         .90%       1.22%(i)
------------------------------------------------------------------------------------
Net investment income (loss)                         2.11%        1.41%        .81%(i)
------------------------------------------------------------------------------------
Portfolio turnover rate                                61%          58%         62%
------------------------------------------------------------------------------------
Total return                                       (23.17%)     (13.26%)      3.46%(j)
------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
                   RIVERSOURCE DISCIPLINED EQUITY FUND -- 2009 ANNUAL REPORT  37

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------


CLASS R4
PER SHARE INCOME AND CAPITAL CHANGES(a)


                                                                 FISCAL PERIOD ENDED JULY 31,
                                                     2009         2008        2007        2006       2005
Net asset value, beginning of period                 $5.91        $7.25       $6.76      $6.71       $5.95
----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           .10(b)       .10(b)      .09(b)     .07         .05
Net gains (losses) (both realized and
 unrealized)                                         (1.48)       (1.00)        .98        .36         .91
----------------------------------------------------------------------------------------------------------
Total from investment operations                     (1.38)        (.90)       1.07        .43         .96
----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment
 income                                               (.06)        (.07)       (.07)      (.07)       (.04)
Distributions from realized gains                     (.15)        (.37)       (.51)      (.31)       (.16)
----------------------------------------------------------------------------------------------------------
Total distributions                                   (.21)        (.44)       (.58)      (.38)       (.20)
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $4.32        $5.91       $7.25      $6.76       $6.71
----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                $90         $126        $158       $224         $--
----------------------------------------------------------------------------------------------------------
Gross expenses prior to expense waiver/
 reimbursement(c),(d)                                 .86%         .91%        .95%       .87%       1.18%
----------------------------------------------------------------------------------------------------------
Net expenses after expense waiver/
 reimbursement(d),(e),(f)                             .78%         .84%        .87%       .84%       1.06%
----------------------------------------------------------------------------------------------------------
Net investment income (loss)                         2.28%        1.47%       1.29%      1.10%       1.03%
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                61%          58%         62%       137%         64%
----------------------------------------------------------------------------------------------------------
Total return                                       (23.05%)     (13.26%)     16.15%      6.48%      16.25%
----------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
38  RIVERSOURCE DISCIPLINED EQUITY FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


CLASS R5
PER SHARE INCOME AND CAPITAL CHANGES(a)


                                                      Fiscal period ended July 31,
                                                     2009         2008       2007(h)
Net asset value, beginning of period                 $5.90        $7.24       $7.57
------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(b)                        .11          .11         .06
Net gains (losses) (both realized and
 unrealized)                                         (1.48)       (1.00)        .20
------------------------------------------------------------------------------------
Total from investment operations                     (1.37)        (.89)        .26
------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment
 income                                               (.07)        (.08)       (.08)
Distributions from realized gains                     (.15)        (.37)       (.51)
------------------------------------------------------------------------------------
Total distributions                                   (.22)        (.45)       (.59)
------------------------------------------------------------------------------------
Net asset value, end of period                       $4.31        $5.90       $7.24
------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                $--          $--         $--
------------------------------------------------------------------------------------
Gross expenses prior to expense waiver/
 reimbursement(c),(d)                                 .58%         .66%        .75%(i)
------------------------------------------------------------------------------------
Net expenses after expense waiver/
 reimbursement(d),(e),(f)                             .58%         .66%        .74%(i)
------------------------------------------------------------------------------------
Net investment income (loss)                         2.48%        1.66%       1.28%(i)
------------------------------------------------------------------------------------
Portfolio turnover rate                                61%          58%         62%
------------------------------------------------------------------------------------
Total return                                       (22.91%)     (13.09%)      3.76%(j)
------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
                   RIVERSOURCE DISCIPLINED EQUITY FUND -- 2009 ANNUAL REPORT  39

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------


CLASS W
PER SHARE INCOME AND CAPITAL CHANGES(a)


                                                      Fiscal period ended July 31,
                                                     2009         2008       2007(k)
Net asset value, beginning of period                 $5.86        $7.22       $7.46
------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(b)                        .09          .08         .03
Net gains (losses) (both realized and
 unrealized)                                         (1.47)       (1.00)        .32
------------------------------------------------------------------------------------
Total from investment operations                     (1.38)        (.92)        .35
------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment
 income                                               (.04)        (.07)       (.08)
Distributions from realized gains                     (.15)        (.37)       (.51)
------------------------------------------------------------------------------------
Total distributions                                   (.19)        (.44)       (.59)
------------------------------------------------------------------------------------
Net asset value, end of period                       $4.29        $5.86       $7.22
------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $726       $1,355        $745
------------------------------------------------------------------------------------
Gross expenses prior to expense waiver/
 reimbursement(c),(d)                                1.01%        1.06%       1.18%(i)
------------------------------------------------------------------------------------
Net expenses after expense waiver/
 reimbursement(d),(e),(f)                            1.01%        1.06%       1.13%(i)
------------------------------------------------------------------------------------
Net investment income (loss)                         2.07%        1.22%        .59%(i)
------------------------------------------------------------------------------------
Portfolio turnover rate                                61%          58%         62%
------------------------------------------------------------------------------------
Total return                                       (23.21%)     (13.52%)      5.01%(j)
------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
40  RIVERSOURCE DISCIPLINED EQUITY FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


NOTES TO FINANCIAL HIGHLIGHTS
(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Per share amounts have been calculated using the average shares outstanding method.
(c) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.
(e) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(f) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits were less than 0.01% of average net assets for the years ended July 31, 2009 and 2008.
(g) Total return does not reflect payment of a sales charge.
(h) For the period from Dec. 11, 2006 (inception date) to July 31, 2007.
(i) Not annualized.
(j) Adjusted to an annual basis.
(k) For the period from Dec. 1, 2006 (inception date) to July 31, 2007.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
                   RIVERSOURCE DISCIPLINED EQUITY FUND -- 2009 ANNUAL REPORT  41

NOTES TO FINANCIAL STATEMENTS --------------------------------------------------


1. ORGANIZATION

RiverSource Disciplined Equity Fund (the Fund) is a series of RiverSource Large Cap Series, Inc. and is registered under the Investment Company Act of 1940, as amended (the 1940 Act) as a diversified, open-end management investment company. RiverSource Large Cap Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Fund's Board of Directors (the Board). The Fund invests primarily in equity securities of companies listed on U.S. exchanges with market capitalizations greater than $5 billion at the time of purchase.

The Fund offers Class A, Class B, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class W shares.

- Class A shares are offered with a front-end sales charge, which may be waived under certain circumstances.

- Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares one month after the completion of the eighth year of ownership if originally purchased in a RiverSource fund on or after May 21, 2005 or originally purchased in a Seligman fund on or after June 13, 2009. Class B shares originally purchased in a RiverSource fund prior to May 21, 2005 will convert to Class A shares in the ninth calendar year of ownership. Class B shares originally purchased in a Seligman fund prior to June 13, 2009 will convert to Class A shares in the month prior to the ninth year of ownership.

-  Class C shares may be subject to a CDSC.

- Class I, Class R2, Class R3, Class R4 and Class R5 shares are offered without a front-end sales charge or CDSC to qualifying institutional investors.

- Class W shares are offered without a front-end sales charge or CDSC and are offered through qualifying discretionary accounts.

At July 31, 2009, RiverSource Investments, LLC (RiverSource Investments or the Investment Manager) and affiliated funds-of-funds in the RiverSource Family of Funds owned 100% of Class I shares and the Investment Manager owned 100% of Class R2, Class R3 and Class R5 shares.

All classes of shares have identical voting, dividend and liquidation rights. Class specific expenses (e.g., distribution and service fees, transfer agency fees, plan administration services fees) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.


--------------------------------------------------------------------------------
42  RIVERSOURCE DISCIPLINED EQUITY FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------



2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES
Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

VALUATION OF SECURITIES
All securities are valued at the close of business of the New York Stock Exchange (NYSE). Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued by an independent pricing service using an evaluated bid. When market quotes are not readily available, the pricing service, in determining fair values of debt securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. The procedures adopted by the Board generally contemplate the use of fair valuation in the event that price quotations or valuations are not readily available, price quotations or valuations from other sources are not reflective of market value and thus deemed unreliable, or a significant event has occurred in relation to a security or class of securities (such as foreign securities) that is not reflected in price quotations or valuations from other sources. A fair value price is a good faith estimate of the value of a security at a given point in time.

Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE, including significant movements in the U.S. market after foreign exchanges have closed. Accordingly, in those situations, Ameriprise Financial, Inc. (Ameriprise Financial), parent company of the Investment Manager, as administrator to the Fund, will fair value foreign securities pursuant to procedures adopted by the Board, including utilizing a third party pricing service to determine these fair values. These procedures take into account multiple factors, including movements in the U.S. securities markets, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE.

Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest


--------------------------------------------------------------------------------
                   RIVERSOURCE DISCIPLINED EQUITY FUND -- 2009 ANNUAL REPORT  43

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------



rates. Typically, those maturing in 60 days or less that originally had maturities of more than 60 days at acquisition date are valued at amortized cost using the market value on the 61st day before maturity. Short-term securities maturing in 60 days or less at acquisition date are valued at amortized cost. Amortized cost is an approximation of market value. Investments in money market funds are valued at net asset value.

FOREIGN CURRENCY TRANSLATIONS
Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the Statement of Operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

GUARANTEES AND INDEMNIFICATIONS
Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES
The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income (which includes net short-term capital gains) to shareholders. No provision for income or excise taxes is thus required.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Generally, the tax authorities can examine all the tax returns filed for the last three years.

DIVIDENDS TO SHAREHOLDERS
An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund

--------------------------------------------------------------------------------
44  RIVERSOURCE DISCIPLINED EQUITY FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------



at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

OTHER
Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

3. INVESTMENTS IN DERIVATIVES

The Fund may invest in certain derivative instruments, which are transactions whose values depend on or are derived from (in whole or in part) the value of one or more other assets, such as securities, currencies, commodities or indices. Such derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs, and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk, and credit risk.

FUTURES TRANSACTIONS
The Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange to produce incremental earnings, hedge existing positions or protect against market changes in the value of equities, interest rates or foreign currencies. The Fund may also buy and write put and call options on these futures contracts. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Futures and options on futures are valued daily based upon the last sale price at the close of the market on the principal exchange on which they are traded. Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Upon entering into futures contracts, the Fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an

--------------------------------------------------------------------------------
                   RIVERSOURCE DISCIPLINED EQUITY FUND -- 2009 ANNUAL REPORT  45

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------



illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

EFFECTS OF DERIVATIVE TRANSACTIONS ON THE FINANCIAL STATEMENTS
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions on the Fund's operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

FAIR VALUES OF DERIVATIVE INSTRUMENTS AT JULY 31, 2009


                               ASSET DERIVATIVES                   LIABILITY DERIVATIVES
                     ------------------------------------  -------------------------------------
                        STATEMENT OF ASSETS                STATEMENT OF ASSETS
RISK EXPOSURE             AND LIABILITIES                    AND LIABILITIES
CATEGORY                     LOCATION          FAIR VALUE        LOCATION       FAIR VALUE
------------------------------------------------------------------------------------------------
Equity contracts     Net assets -- unrealized
                     appreciation               $156,110*          N/A              N/A
------------------------------------------------------------------------------------------------
Total                                           $156,110                            N/A
------------------------------------------------------------------------------------------------


* Includes cumulative appreciation (depreciation) of futures contracts as reported in the Futures Contracts Outstanding table following the Portfolio of Investments. Only the current day's variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

EFFECT OF DERIVATIVE INSTRUMENTS IN THE STATEMENT OF OPERATIONS FOR THE YEAR ENDED JULY 31, 2009


   AMOUNT OF REALIZED GAIN OR (LOSS) ON DERIVATIVES RECOGNIZED IN
                               INCOME
-------------------------------------------------------------------
RISK EXPOSURE CATEGORY                              FUTURES
-------------------------------------------------------------------
Equity contracts                                 $(19,910,603)
-------------------------------------------------------------------
Total                                            $(19,910,603)
-------------------------------------------------------------------



      CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION) ON
                 DERIVATIVES RECOGNIZED IN INCOME
-----------------------------------------------------------------
RISK EXPOSURE CATEGORY                              FUTURES
-----------------------------------------------------------------
Equity contracts                                   $156,110
-----------------------------------------------------------------
Total                                              $156,110
-----------------------------------------------------------------


VOLUME OF DERIVATIVE ACTIVITY
FUTURES
The gross notional amount of long contracts was $6.4 million at July 31, 2009. The monthly average gross notional contract amount for these contracts was

--------------------------------------------------------------------------------
46  RIVERSOURCE DISCIPLINED EQUITY FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------



$15.9 million for the year ended July 31, 2009. The fair value of such contracts on July 31, 2009 is set forth in the table above.

4. EXPENSES AND SALES CHARGES

INVESTMENT MANAGEMENT SERVICES FEES
Under an Investment Management Services Agreement, the Investment Manager determines which securities will be purchased, held or sold. The management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.60% to 0.375% as the Fund's net assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment determined monthly by measuring the percentage difference over a rolling 12-month period between the annualized performance of one Class A share of the Fund and the annualized performance of the Lipper Large-Cap Core Funds Index. In certain circumstances, the Board may approve a change in the index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment decreased the management fee by $2,025,724 for the year ended July 31, 2009. The management fee for the year ended July 31, 2009 was 0.48% of the Fund's average daily net assets, including the adjustment under the terms of the performance incentive arrangement.

ADMINISTRATIVE SERVICES FEES
Under an Administrative Services Agreement, the Fund pays Ameriprise Financial an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.06% to 0.03% as the Fund's net assets increase. The fee for the year ended July 31, 2009 was 0.05% of the Fund's average daily net assets.

OTHER FEES
Other expenses are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended July 31, 2009, other expenses paid to this company were $16,630.

COMPENSATION OF BOARD MEMBERS
Under a Deferred Compensation Plan (the Plan), the board members who are not "interested persons" of the Fund under the 1940 Act may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other funds in the RiverSource Family


--------------------------------------------------------------------------------
                   RIVERSOURCE DISCIPLINED EQUITY FUND -- 2009 ANNUAL REPORT  47

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


of Funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the funds until distributed in accordance with the Plan.

TRANSFER AGENCY FEES
Under a Transfer Agency Agreement, RiverSource Service Corporation (the Transfer Agent) maintains Fund shareholder accounts and records and provides Fund shareholder services. The Fund pays the Transfer Agent an annual account-based fee at a rate equal to $19.50 for Class A, $20.50 for Class B and $20.00 for Class C for this service. The Transfer Agent also charges an annual fee of $3 per account serviced directly by the Fund or its designated agent for Class A, Class B and Class C shares. The Fund also pays the Transfer Agent an annual asset-based fee at a rate of 0.05% of the Fund's average daily net assets attributable to Class R2, Class R3, Class R4 and Class R5 shares and an annual asset-based fee at a rate of 0.20% of the Fund's average daily net assets attributable to Class W shares. The Transfer Agent charges an annual fee of $5 per inactive account, charged on a pro rata basis for the 12 month period from the date the account becomes inactive. These fees are included in the transfer agency fees in the Statement of Operations.

PLAN ADMINISTRATION SERVICES FEES
Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund's average daily net assets attributable to Class R2, Class R3 and Class R4 shares for the provision of various administrative, recordkeeping, communication and educational services.

DISTRIBUTION FEES
The Fund has an agreement with RiverSource Fund Distributors, Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A, Class R3 and Class W shares, a fee at an annual rate of up to 0.50% of the Fund's average daily net assets attributable to Class R2 shares and a fee at an annual rate of up to 1.00% of the Fund's average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $744,000 and $25,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of Apr. 30, 2009, and may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.


--------------------------------------------------------------------------------
48  RIVERSOURCE DISCIPLINED EQUITY FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------



SALES CHARGES
Sales charges, including front-end and CDSCs, received by the Distributor for distributing Fund shares were $245,382 for Class A, $15,805 for Class B and $215 for Class C for the year ended July 31, 2009.

EXPENSES WAIVED/REIMBURSED BY THE INVESTMENT MANAGER AND ITS AFFILIATES
For the year ended July 31, 2009, the Investment Manager and its affiliates waived/reimbursed certain fees and expenses such that net expenses (excluding fees and expenses of acquired funds*), including the adjustment under the terms of a performance incentive arrangement, were as follows:

Class A.............................................  0.95%
Class B.............................................  1.71
Class C.............................................  1.71
Class R2............................................  1.16
Class R3............................................  0.94
Class R4............................................  0.78


The waived/reimbursed fees and expenses for the transfer agency fees at the class level were as follows:

Class A...........................................  $75,872
Class B...........................................    4,491
Class C...........................................      214
Class R4..........................................   70,770


The waived/reimbursed fees and expenses for the plan administration services fees at the class level were as follows:

Class R2...........................................  $  5
Class R3...........................................     5
Class R4...........................................   825




--------------------------------------------------------------------------------
                   RIVERSOURCE DISCIPLINED EQUITY FUND -- 2009 ANNUAL REPORT  49

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


Under an agreement which was effective until July 31, 2009, the Investment Manager and its affiliates contractually agreed to waive certain fees and expenses such that net expenses (excluding fees and expenses of acquired funds*), before giving effect to any performance incentive adjustment, would not exceed the following percentage of the class' average daily net assets:

Class A.............................................  1.05%
Class B.............................................  1.81
Class C.............................................  1.81
Class I.............................................  0.72
Class R2............................................  1.52
Class R3............................................  1.27
Class R4............................................  0.88
Class R5............................................  0.77
Class W.............................................  1.17


Effective Aug. 1, 2009, the Investment Manager and its affiliates have contractually agreed to waive certain fees and expenses until Sept. 30, 2010, unless sooner terminated at the discretion of the Board, such that net expenses (excluding fees and expenses of acquired funds*), before giving effect to any performance incentive adjustment, will not exceed the following percentage of the class' average daily net assets:

Class A.............................................  1.02%
Class B.............................................  1.80
Class C.............................................  1.78
Class I.............................................  0.57
Class R2............................................  1.37
Class R3............................................  1.12
Class R4............................................  0.87
Class R5............................................  0.62
Class W.............................................  1.02


* In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). Because the acquired funds have varied expense and fee levels and the Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.

BANK FEE CREDITS
During the year ended July 31, 2009, the Fund's transfer agency fees were reduced by $7,886 as a result of bank fee credits from overnight cash balances.

CUSTODIAN FEES
Effective Dec. 15, 2008, the Fund pays custodian fees to JPMorgan Chase Bank, N.A. For the period from Aug. 1, 2008 to Dec. 15, 2008, the Fund paid custodian

--------------------------------------------------------------------------------
50  RIVERSOURCE DISCIPLINED EQUITY FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------



fees amounting to $80,093 to Ameriprise Trust Company, a subsidiary of Ameriprise Financial.

5. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $1,261,156,051 and $1,636,186,451, respectively, for the year ended July 31, 2009. Realized gains and losses are determined on an identified cost basis.

6. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

YEAR ENDED JULY 31,                          2009         2008
-----------------------------------------------------------------
CLASS A
Sold                                       6,821,872    6,053,873
Converted from Class B shares*             1,149,578    1,555,748
Reinvested distributions                   7,831,648   10,923,080
Redeemed                                 (36,445,132) (32,329,627)
-----------------------------------------------------------------
Net increase (decrease)                  (20,642,034) (13,796,926)
-----------------------------------------------------------------

CLASS B
Sold                                         499,210      826,089
Reinvested distributions                     200,930      449,725
Converted to Class A shares*              (1,160,372)  (1,577,738)
Redeemed                                  (1,988,665)  (2,320,136)
-----------------------------------------------------------------
Net increase (decrease)                   (2,448,897)  (2,622,060)
-----------------------------------------------------------------

CLASS C
Sold                                         128,711      150,658
Reinvested distributions                      18,704       25,066
Redeemed                                    (132,782)    (161,175)
-----------------------------------------------------------------
Net increase (decrease)                       14,633       14,549
-----------------------------------------------------------------

CLASS I
Sold                                      23,916,807   17,804,029
Reinvested distributions                   3,905,496    4,380,209
Redeemed                                 (17,233,065) (16,813,974)
-----------------------------------------------------------------
Net increase (decrease)                   10,589,238    5,370,264
-----------------------------------------------------------------

CLASS R4
Sold                                       2,764,051    3,752,567
Reinvested distributions                   1,083,396    1,317,996
Redeemed                                  (4,474,270)  (5,442,436)
-----------------------------------------------------------------
Net increase (decrease)                     (626,823)    (371,873)
-----------------------------------------------------------------


* Automatic conversion of Class B to Class A shares based on the original purchase.


--------------------------------------------------------------------------------
                   RIVERSOURCE DISCIPLINED EQUITY FUND -- 2009 ANNUAL REPORT  51

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


YEAR ENDED JULY 31,                         2009          2008
-----------------------------------------------------------------
CLASS W
Sold                                      79,709,796  213,069,694
Reinvested distributions                  10,352,737   13,134,983
Redeemed                                (152,063,288) (98,243,751)
-----------------------------------------------------------------
Net increase (decrease)                  (62,000,755) 127,960,926
-----------------------------------------------------------------


7. LENDING OF PORTFOLIO SECURITIES

Effective Dec. 1, 2008, the Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, National Association (JPMorgan). The Agreement authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or U.S. government securities equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral balance are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned. At July 31, 2009, securities valued at $412,162,060 were on loan, secured by cash collateral of $423,299,602 invested in short-term securities or in cash equivalents.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower's failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Income of $4,423,300 earned from securities lending from Dec. 1, 2008 through July 31,

--------------------------------------------------------------------------------
52  RIVERSOURCE DISCIPLINED EQUITY FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------




2009 is included in the Statement of Operations. The Fund also continues to earn interest and dividends on the securities loaned.

Prior to Dec. 1, 2008, the Investment Manager served as securities lending agent for the Fund under the Securities Lending Agency Agreement pursuant to which the Fund agreed to reimburse the Investment Manager for expenses incurred by it in connection with the lending program. Expenses paid to the Investment Manager as securities lending agent were $8,054 through Nov. 30, 2008 and are included in other expenses in the Statement of Operations. Cash collateral received on loaned securities had been invested in an affiliated money market fund. Income of $216,831 earned from securities lending from Aug. 1, 2008 through Nov. 30, 2008 is included in the Statement of Operations.

8. AFFILIATED MONEY MARKET FUND

The Fund may invest its daily cash balance in RiverSource Short-Term Cash Fund, a money market fund established for the exclusive use of the funds in the RiverSource Family of Funds and other institutional clients of RiverSource Investments. The cost of the Fund's purchases and proceeds from sales of shares of RiverSource Short-Term Cash Fund aggregated $554,957,606 and $584,117,647, respectively, for the year ended July 31, 2009. The income distributions received with respect to the Fund's investment in RiverSource Short-Term Cash Fund can be found in the Statement of Operations and the Fund had no invested balance in RiverSource Short-Term Cash Fund at July 31, 2009.

9. BANK BORROWINGS

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (the Administrative Agent), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on Oct. 16, 2008, replacing a prior credit facility. The credit facility agreement, which is a collective agreement between the Fund and certain other funds in the RiverSource Family of Funds, severally and not jointly, permits collective borrowings up to $475 million. The borrowers shall have the right, upon written notice to the Administrative Agent to request an increase of up to $175 million in the aggregate amount of the credit facility from new or existing lenders, provided that the aggregate amount of the credit facility shall at no time exceed $650 million. Participation in such increase by any existing lender shall be at such lender's sole discretion. Interest is charged to each Fund based on its borrowings at a rate equal to the federal funds rate plus 0.75%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of


--------------------------------------------------------------------------------
                   RIVERSOURCE DISCIPLINED EQUITY FUND -- 2009 ANNUAL REPORT  53

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------



the amount of the credit facility at a rate of 0.06% per annum, in addition to an upfront fee equal to its pro rata share of 0.02% of the amount of the credit facility. The Fund had no borrowings during the year ended July 31, 2009.

Under the prior credit facility which was effective until Oct. 15, 2008, the Fund had entered into a revolving credit facility with a syndicate of banks headed by JPMorgan Chase Bank, N.A., whereby the Fund was permitted to borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, which was a collective agreement between the Fund and certain other RiverSource funds, severally and not jointly, permitted collective borrowings up to $500 million. Interest was charged to each Fund based on its borrowings at a rate equal to the federal funds rate plus 0.30%. Each borrowing under the credit facility matured no later than 60 days after the date of borrowing. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum.

10. FEDERAL TAX INFORMATION

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of futures contracts, re-characterization of REIT distributions, post-October losses and losses deferred due to wash sales. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

In the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been decreased by $131,392 and accumulated net realized loss has been decreased by $131,392.


--------------------------------------------------------------------------------
54  RIVERSOURCE DISCIPLINED EQUITY FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------



The tax character of distributions paid for the years indicated is as follows:

                                          YEAR ENDED JULY 31,
                                   2009                         2008
                        --------------------------   --------------------------
                          ORDINARY      LONG-TERM      ORDINARY      LONG-TERM
                           INCOME     CAPITAL GAIN      INCOME     CAPITAL GAIN
-------------------------------------------------------------------------------
Class A                 $ 9,215,872    $24,418,364   $29,513,520    $50,488,937
Class B                          48        803,367       813,265      2,245,695
Class C                       7,121         70,543        49,313        124,088
Class I                   5,439,041     10,144,168    12,125,488     17,749,071
Class R2                         33             97            93            179
Class R3                         42             96           105            179
Class R4                  1,326,747      2,985,171     3,407,046      5,568,504
Class R5                         49             96           119            179
Class W                  10,299,120     30,697,846    34,555,495     54,368,638


At July 31, 2009, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income.................  $  43,787,870
Undistributed accumulated long-term gain......  $          --
Accumulated realized loss.....................  $(704,651,841)
Unrealized appreciation (depreciation)........  $(546,188,551)


For federal income tax purposes, the Fund had a capital loss carry-over of $63,499,369 at July 31, 2009, that if not offset by capital gains will expire in 2017.

Because the measurement periods for a regulated investment company's income are different for excise tax purposes versus income tax purposes, special rules are in place to protect the amount of earnings and profits needed to support excise tax distributions. As a result, the Fund is permitted to treat net capital losses realized between Nov. 1, 2008 and its fiscal year end (post-October loss) as occurring on the first day of the following tax year. At July 31, 2009, the Fund had a post-October loss of $641,152,469 that is treated for income tax purposes as occurring on Aug. 1, 2009.

It is unlikely the Board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires. There is no assurance that the Fund will be able to utilize all of its capital loss carry-over before it expires.


--------------------------------------------------------------------------------
                   RIVERSOURCE DISCIPLINED EQUITY FUND -- 2009 ANNUAL REPORT  55

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


11. SUBSEQUENT EVENTS

Management has evaluated Fund related events and transactions that occurred during the period from the date of the Statement of Assets and Liabilities through Sept. 21, 2009, the date of issuance of the Fund's financial statements. There were no events or transactions that occurred during the period that materially impacted the amounts or disclosures in the Fund's financial statements.

12. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court, asking the U.S. Supreme Court to stay the District Court proceedings while the U.S. Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the

--------------------------------------------------------------------------------
56  RIVERSOURCE DISCIPLINED EQUITY FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------




Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.

On November 7, 2008, RiverSource Investments, LLC, a subsidiary of Ameriprise Financial, Inc., acquired J. & W. Seligman & Co. Incorporated (Seligman). In late 2003, Seligman conducted an extensive internal review concerning mutual fund trading practices. Seligman's review, which covered the period 2001-2003, noted one arrangement that permitted frequent trading in certain open-end registered investment companies managed by Seligman (the Seligman Funds); this arrangement was in the process of being closed down by Seligman before September 2003. Seligman identified three other arrangements that permitted frequent trading, all of which had been terminated by September 2002. In January 2004, Seligman, on a voluntary basis, publicly disclosed these four arrangements to its clients and to shareholders of the Seligman Funds. Seligman also provided information concerning mutual fund trading practices to the SEC and the Office of the Attorney General of the State of New York (NYAG).

In September 2006, the NYAG commenced a civil action in New York State Supreme Court against Seligman, Seligman Advisors, Inc. (now known as RiverSource Fund Distributors, Inc.), Seligman Data Corp. and Brian T. Zino (collectively, the Seligman Parties), alleging, in substance, that the Seligman Parties permitted various persons to engage in frequent trading and, as a result, the prospectus disclosure used by the registered investment companies then managed by Seligman was and had been misleading. The NYAG included other related claims and also claimed that the fees charged by Seligman to the Seligman Funds were excessive. On March 13, 2009, without admitting or denying any violations of law or wrongdoing, the Seligman Parties entered into a stipulation of settlement with the NYAG and settled the claims made by the NYAG. Under the terms of the settlement, Seligman paid $11.3 million to four Seligman Funds. This settlement resolved all outstanding matters between the Seligman Parties and the NYAG. In addition to the foregoing matter, the New York staff of the SEC indicated in September 2005 that it was considering recommending to the Commissioners of the SEC the instituting of a formal action against Seligman and Seligman Advisors, Inc. relating to frequent trading

--------------------------------------------------------------------------------
                   RIVERSOURCE DISCIPLINED EQUITY FUND -- 2009 ANNUAL REPORT  57

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------



in the Seligman Funds. Seligman responded to the staff in October 2005 that it believed that any action would be both inappropriate and unnecessary, especially in light of the fact that Seligman had previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds. There have been no further developments with the SEC on this matter.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.


--------------------------------------------------------------------------------
58  RIVERSOURCE DISCIPLINED EQUITY FUND -- 2009 ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ------------------------

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
RIVERSOURCE DISCIPLINED EQUITY FUND:


We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of RiverSource Disciplined Equity Fund (the Fund) (one of the portfolios constituting the RiverSource Large Cap Series, Inc.) as of July 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Fund for the periods presented through July 31, 2006, were audited by other auditors whose report dated September 20, 2006, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2009, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.


--------------------------------------------------------------------------------
                   RIVERSOURCE DISCIPLINED EQUITY FUND -- 2009 ANNUAL REPORT  59

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (continued) ------------


In our opinion, the financial statements and financial highlights audited by us as referred to above present fairly, in all material respects, the financial position of RiverSource Disciplined Equity Fund of the RiverSource Large Cap Series, Inc. at July 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP
Minneapolis, Minnesota
September 21, 2009


--------------------------------------------------------------------------------
60  RIVERSOURCE DISCIPLINED EQUITY FUND -- 2009 ANNUAL REPORT

FEDERAL INCOME TAX INFORMATION -------------------------------------------------
(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

Fiscal year ended July 31, 2009.

INCOME DISTRIBUTIONS - the Fund designates the following tax attributes for distributions:
    Qualified Dividend Income for individuals....................      100%
    Dividends Received Deduction for corporations................      100%
    U.S. Government Obligations..................................      0.00%
CAPITAL GAIN DISTRIBUTION - the Fund designates $69,119,748 to be taxed as long-term capital gain.


The Fund also designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.


--------------------------------------------------------------------------------
                   RIVERSOURCE DISCIPLINED EQUITY FUND -- 2009 ANNUAL REPORT  61

BOARD MEMBERS AND OFFICERS -----------------------------------------------------

Shareholders elect a Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following is a list of the Fund's Board members. The RiverSource Family of Funds that each Board member oversees consists of 132 funds, which includes 100 RiverSource funds and 32 Seligman funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the Board.

INDEPENDENT BOARD MEMBERS

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
Kathleen Blatz             Board member since    Chief Justice, Minnesota Supreme Court, 1998-2006;       None
901 S. Marquette Ave.      2006                  Attorney
Minneapolis, MN 55402
Age 55
------------------------------------------------------------------------------------------------------------------------------

Arne H. Carlson            Board member since    Chair, RiverSource Family of Funds, 1999-2006; former    None
901 S. Marquette Ave.      1999                  Governor of Minnesota
Minneapolis, MN 55402
Age 75
------------------------------------------------------------------------------------------------------------------------------

Pamela G. Carlton          Board member since    President, Springboard -- Partners in Cross Cultural     None
901 S. Marquette Ave.      2007                  Leadership (consulting company)
Minneapolis, MN 55402
Age 54
------------------------------------------------------------------------------------------------------------------------------

Patricia M. Flynn          Board member since    Trustee Professor of Economics and Management, Bentley   None
901 S. Marquette Ave.      2004                  College; former Dean, McCallum Graduate School of
Minneapolis, MN 55402                            Business, Bentley University
Age 58
------------------------------------------------------------------------------------------------------------------------------

Anne P. Jones              Board member since    Attorney and Consultant                                  None
901 S. Marquette Ave.      1985
Minneapolis, MN 55402
Age 74
------------------------------------------------------------------------------------------------------------------------------

Jeffrey Laikind, CFA       Board member since    Former Managing Director, Shikiar Asset Management       American Progressive
901 S. Marquette Ave.      2005                                                                           Insurance
Minneapolis, MN 55402
Age 73
------------------------------------------------------------------------------------------------------------------------------

Stephen R. Lewis, Jr.      Chair of the Board    President Emeritus and Professor of Economics, Carleton  Valmont Industries,
901 S. Marquette Ave.      since 2007,           College                                                  Inc. (manufactures
Minneapolis, MN 55402      Board member since                                                             irrigation systems)
Age 70                     2002

------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
62  RIVERSOURCE DISCIPLINED EQUITY FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
John F. Maher              Board member since    Retired President and Chief Executive Officer and        None
901 S. Marquette Ave.      2008                  former Director, Great Western Financial Corporation
Minneapolis, MN 55402                            (financial services), 1986-1997
Age 66
------------------------------------------------------------------------------------------------------------------------------

Catherine James Paglia     Board member since    Director, Enterprise Asset Management, Inc. (private     None
901 S. Marquette Ave.      2004                  real estate and asset management company)
Minneapolis, MN 55402
Age 57
------------------------------------------------------------------------------------------------------------------------------

Leroy C. Richie            Board member since    Counsel, Lewis & Munday, P.C. since 1987; Vice           Digital Ally, Inc.
901 S. Marquette Ave.      2008                  President and General Counsel, Automotive Legal          (digital imaging);
Minneapolis, MN 55402                            Affairs, Chrysler Corporation, 1990-1997                 Infinity, Inc. (oil
Age 68                                                                                                    and gas exploration
                                                                                                          and production); OGE
                                                                                                          Energy Corp. (energy
                                                                                                          and energy services)
------------------------------------------------------------------------------------------------------------------------------
Alison Taunton-Rigby       Board member since    Chief Executive Officer and Director, RiboNovix, Inc.    Idera
901 S. Marquette Ave.      2002                  since 2003 (biotechnology); former President, Forester   Pharmaceuticals,
Minneapolis, MN 55402                            Biotech                                                  Inc.
Age 65                                                                                                    (biotechnology);
                                                                                                          Healthways, Inc.
                                                                                                          (health management
                                                                                                          programs)
------------------------------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
                   RIVERSOURCE DISCIPLINED EQUITY FUND -- 2009 ANNUAL REPORT  63

BOARD MEMBERS AND OFFICERS (continued) -----------------------------------------


BOARD MEMBER AFFILIATED WITH RIVERSOURCE INVESTMENTS*


NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
William F. Truscott        Board member since    President -- U.S. Asset Management and Chief Investment  None
53600 Ameriprise           2001,                 Officer, Ameriprise Financial, Inc. since 2005;
Financial Center           Vice President since  President, Chairman of the Board and Chief Investment
Minneapolis, MN 55474      2002                  Officer, RiverSource Investments, LLC since 2001;
Age 49                                           Director, President and Chief Executive Officer,
                                                 Ameriprise Certificate Company since 2006; Chairman of
                                                 the Board and Chief Executive Officer, RiverSource
                                                 Distributors, Inc. since 2006 and of RiverSource Fund
                                                 Distributors, Inc. since 2008; Senior Vice
                                                 President -- Chief Investment Officer, Ameriprise
                                                 Financial, Inc., 2001-2005
------------------------------------------------------------------------------------------------------------------------------


* Interested person by reason of being an officer, director, security holder and/or employee of RiverSource Investments or Ameriprise Financial.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling the RiverSource Family of Funds at 1(800) 221-2450; contacting your financial intermediary; or visiting riversource.com/funds.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the Fund's other officers are:

FUND OFFICERS


NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
Patrick T. Bannigan        President since 2006  Director and Senior Vice President -- Asset Management,
172 Ameriprise Financial                         Products and Marketing, RiverSource Investments, LLC
Center                                           and Director and Vice President -- Asset Management,
Minneapolis, MN 55474                            Products and Marketing, RiverSource Distributors, Inc.
Age 43                                           since 2006 and of RiverSource Fund Distributors, Inc.
                                                 since 2008; Managing Director and Global Head of
                                                 Product, Morgan Stanley Investment Management, 2004-
                                                 2006; President, Touchstone Investments, 2002-2004

--------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
64  RIVERSOURCE DISCIPLINED EQUITY FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
Michelle M. Keeley         Vice President since  Executive Vice President -- Equity and Fixed Income,
172 Ameriprise Financial   2004                  Ameriprise Financial, Inc. and RiverSource Investments,
Center                                           LLC since 2006; Vice President -- Investments,
Minneapolis, MN 55474                            Ameriprise Certificate Company since 2003; Senior Vice
Age 45                                           President -- Fixed Income, Ameriprise Financial, Inc.,
                                                 2002-2006 and RiverSource Investments, LLC, 2004-2006
--------------------------------------------------------------------------------------------------------

Amy K. Johnson             Vice President since  Chief Administrative Officer, RiverSource Investments,
5228 Ameriprise Financial  2006                  LLC since 2009; Vice President -- Asset Management and
Center Minneapolis, MN                           Trust Company Services, RiverSource Investments, LLC,
55474                                            2006-2009; Vice President -- Operations and Compliance,
Age 43                                           RiverSource Investments, LLC, 2004-2006; Director of
                                                 Product Development -- Mutual Funds, Ameriprise
                                                 Financial, Inc., 2001-2004
--------------------------------------------------------------------------------------------------------

Jeffrey P. Fox             Treasurer since 2002  Vice President -- Investment Accounting, Ameriprise
105 Ameriprise Financial                         Financial, Inc. since 2002; Chief Financial Officer,
Center                                           RiverSource Distributors, Inc. since 2006 and of
Minneapolis, MN 55474                            RiverSource Fund Distributors, Inc. since 2008
Age 54
--------------------------------------------------------------------------------------------------------

Scott R. Plummer           Vice President,       Vice President and Chief Counsel -- Asset Management,
5228 Ameriprise Financial  General Counsel and   Ameriprise Financial, Inc. since 2005; Chief Counsel,
Center                     Secretary since 2006  RiverSource Distributors, Inc. and Chief Legal Officer
Minneapolis, MN 55474                            and Assistant Secretary, RiverSource Investments, LLC
Age 50                                           since 2006; Chief Counsel, RiverSource Fund
                                                 Distributors, Inc. since 2008; Vice President, General
                                                 Counsel and Secretary, Ameriprise Certificate Company
                                                 since 2005; Vice President -- Asset Management
                                                 Compliance, Ameriprise Financial, Inc., 2004-2005;
                                                 Senior Vice President and Chief Compliance Officer,
                                                 USBancorp Asset Management, 2002-2004
--------------------------------------------------------------------------------------------------------

Eleanor T.M. Hoagland      Chief Compliance      Chief Compliance Officer, RiverSource Investments, LLC,
100 Park Avenue            Officer since 2009    Kenwood Capital Management LLC, Ameriprise Certificate
New York, NY 10010                               Company, RiverSource Service Corporation and Seligman
Age 58                                           Data Corp. since 2009; Chief Compliance Officer for
                                                 each of the Seligman funds since 2004 and all funds in
                                                 the RiverSource Family of Funds since 2009; Anti-Money
                                                 Laundering Prevention Officer and Identity Theft
                                                 Prevention Officer for each of the Seligman funds since
                                                 2008; Managing Director, J. & W. Seligman & Co.
                                                 Incorporated and Vice-President for each of the
                                                 Seligman funds, 2004-2008
--------------------------------------------------------------------------------------------------------

Neysa M. Alecu             Money Laundering      Vice President -- Compliance, Ameriprise Financial,
2934 Ameriprise Financial  Prevention Officer    Inc. since 2008; Anti-Money Laundering Officer,
Center                     since 2004            Ameriprise Financial, Inc. since 2004; Compliance
Minneapolis, MN 55474                            Director, Ameriprise Financial, Inc., 2004-2008
Age 45
--------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
                   RIVERSOURCE DISCIPLINED EQUITY FUND -- 2009 ANNUAL REPORT  65

APPROVAL OF INVESTMENT MANAGEMENT SERVICES
AGREEMENT ----------------------------------------------------------------------

RiverSource Investments, LLC ("RiverSource Investments" or the "investment manager"), a wholly-owned subsidiary of Ameriprise Financial, Inc. ("Ameriprise Financial"), serves as the investment manager to the Fund. Under an investment management services agreement (the "IMS Agreement"), RiverSource Investments provides investment advice and other services to the Fund and all funds in the RiverSource Family of Funds (collectively, the "Funds").

On an annual basis, the Fund's Board of Directors (the "Board"), including the independent Board members (the "Independent Directors"), considers renewal of the IMS Agreement. RiverSource Investments prepared detailed reports for the Board and its Contracts Committee in March and April 2009, including reports based on data provided by independent organizations to assist the Board in making this determination. In addition, throughout the year, the Board (or its committees) reviews information prepared by RiverSource Investments addressing the services RiverSource Investments provides and Fund performance. The Board accords particular weight to the work, deliberations and conclusions of the Contracts, Investment Review and Compliance Committees in determining whether to continue the IMS Agreement. At the April 7-8, 2009 in-person Board meeting, independent legal counsel to the Independent Directors reviewed with the Independent Directors various factors relevant to the Board's consideration of advisory agreements and the Board's legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Directors, approved renewal of the IMS Agreement.

Nature, Extent and Quality of Services Provided by RiverSource Investments: The Board analyzed various reports and presentations it had received detailing the services performed by RiverSource Investments, as well as its expertise, resources and capabilities. The Board specifically considered many developments during the past year concerning the services provided by RiverSource Investments, including, in particular, the continued investment in, and resources dedicated to, the Fund's operations, most notably, the large investment made in the acquisition of J. & W. Seligman & Co. Incorporated, including its portfolio management operations, personnel and infrastructure (including the addition of two new offices in New York City and Palo Alto). Further, in connection with the Board's evaluation of the overall package of services provided by RiverSource Investments, the Board considered the quality of the administrative and transfer agency services provided by RiverSource Investments' affiliates to the Fund. The Board also reviewed the financial condition of RiverSource Investments (and its affiliates) and each entity's ability to carry out its responsibilities under the IMS

--------------------------------------------------------------------------------
66  RIVERSOURCE DISCIPLINED EQUITY FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------



Agreement. Further, the Board considered RiverSource Investments' ability to retain key personnel and its expectations in this regard. The Board also discussed the acceptability of the terms of the IMS Agreement (including the relatively broad scope of services required to be performed by RiverSource Investments). The Board concluded that the services being performed under the IMS Agreement were of a reasonably high quality, particularly in light of recent market conditions.

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that RiverSource Investments and its affiliates were in a position to continue to provide a high quality and level of services to the Fund.

Investment Performance: For purposes of evaluating the nature, extent and quality of services provided under the IMS Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered: (i) detailed reports containing data prepared by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund; and (ii) a report detailing the Fund's performance over various periods, recent Fund inflows (and outflows) and a comparison of the Fund's net assets from December 2007 to December 2008. The Board observed that the Fund's investment performance was appropriate in light of the particular management style and the exceptionally challenging market conditions involved. The Board noted that the investment management team uses a quantitative investment process to manage the Fund and that, after extensive research and in response to changing market conditions, the investment management team implemented changes to the quantitative investment process.

Comparative Fees, Costs of Services Provided and the Profits Realized By RiverSource Investments and its Affiliates from their Relationships with the
Fund: The Board reviewed comparative fees and the costs of services to be provided under the IMS Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (prepared by an independent organization) showing a comparison of the Fund's expenses with median expenses paid by funds in its peer group, as well as data showing the Fund's contribution to RiverSource Investments' profitability. They also reviewed information in the report comparing the fees charged to the Fund by RiverSource Investments to fees


--------------------------------------------------------------------------------
                   RIVERSOURCE DISCIPLINED EQUITY FUND -- 2009 ANNUAL REPORT  67

APPROVAL OF INVESTMENT MANAGEMENT SERVICES
AGREEMENT (continued) ----------------------------------------------------------



charged to other client accounts (with similar investment strategies to those of the Fund).

The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the Funds' family, while assuring that the overall fees for each fund are generally in line with the "pricing philosophy" (i.e., that the total expense ratio of each fund (excluding the effect of a performance incentive adjustment, if applicable), with few exceptions, is at or below the median expense ratio of funds in the same comparison group). The Board took into account that the Fund's total expense ratio (after considering proposed expense caps/waivers) approximated the peer group's median expense ratio. The Board also considered the Fund's performance incentive adjustment and noted its continued appropriateness.

The Board also considered the expected profitability of RiverSource Investments and its affiliates in connection with RiverSource Investments providing investment management services to the Fund. In this regard, the Board referred to a detailed profitability report, discussing the profitability to RiverSource Investments and Ameriprise Financial from managing and operating the Fund, including data showing comparative profitability over the past two years. The Board also considered the services acquired by the investment manager through the use of commission dollars paid by the Funds on portfolio transactions. The Board noted that the fees paid by the Fund should permit the investment manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.

Economies of Scale to be Realized: The Board also considered the economies of scale that might be realized by RiverSource Investments as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. The Board considered that the IMS Agreement provides for lower fees as assets increase at pre-established breakpoints and concluded that the IMS Agreement satisfactorily provided for sharing these economies of scale.

Based on the foregoing, the Board, including all of the Independent Directors, concluded that the investment management service fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On April 8, 2009, the Board, including all of the Independent Directors, approved the renewal of the IMS Agreement for an additional annual period.


--------------------------------------------------------------------------------
68  RIVERSOURCE DISCIPLINED EQUITY FUND -- 2009 ANNUAL REPORT

PROXY VOTING -------------------------------------------------------------------

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling the RiverSource Family of Funds at 1(800) 221-2450; contacting your financial intermediary; visiting riversource.com/funds; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting riversource.com/funds; or searching the website of the SEC at www.sec.gov.


--------------------------------------------------------------------------------
                   RIVERSOURCE DISCIPLINED EQUITY FUND -- 2009 ANNUAL REPORT  69

RIVERSOURCE DISCIPLINED EQUITY FUND
734 Ameriprise Financial Center
Minneapolis, MN 55474

RIVERSOURCE.COM/FUNDS


                                This report must be accompanied or preceded by the Fund's
                                current prospectus. RiverSource(R) mutual funds are
                                distributed by RiverSource Fund Distributors, Inc., Member
                                FINRA, and managed by RiverSource Investments, LLC.
                                RiverSource is part of Ameriprise Financial, Inc.
(RIVERSOURCE INVESTMENTS LOGO)  (C)2009 RiverSource Investments, LLC.                              S-6263 J (9/09)

Annual Report

                                                  (RIVERSOURCE INVESTMENTS LOGO)

RIVERSOURCE
GROWTH FUND

ANNUAL REPORT FOR
THE PERIOD ENDED
JULY 31, 2009


RIVERSOURCE GROWTH FUND SEEKS TO PROVIDE SHAREHOLDERS
WITH LONG-TERM CAPITAL GROWTH.


                                                 (SINGLE STRATEGY FUNDS ICON)

TABLE OF CONTENTS --------------------------------------------------------------


Your Fund at a Glance..............    2

Manager Commentary.................    5

The Fund's Long-term Performance...   10

Fund Expenses Example..............   12

Portfolio of Investments...........   15

Statement of Assets and
  Liabilities......................   21

Statement of Operations............   23

Statements of Changes in Net
  Assets...........................   25

Financial Highlights...............   27

Notes to Financial Statements......   36

Report of Independent Registered
  Public Accounting Firm...........   55

Federal Income Tax Information.....   57

Board Members and Officers.........   58

Approval of Investment Management
  Services Agreement...............   62

Proxy Voting.......................   65

Results of Meeting of
  Shareholders.....................   66



  At a shareholder meeting on June 2, 2009, shareholders approved the merger of RiverSource Growth Fund into Seligman Growth Fund, Inc. As of the close of business on Sept. 11, 2009, the Fund was merged into Seligman Growth Fund, Inc.



--------------------------------------------------------------------------------
                                RIVERSOURCE GROWTH FUND -- 2009 ANNUAL REPORT  1

YOUR FUND AT A GLANCE ----------------------------------------------------------

FUND SUMMARY
--------------------------------------------------------------------------------

> RiverSource Growth Fund (the Fund) Class A shares declined 20.17% (excluding sales charge) for the fiscal year ended July 31, 2009.

> The Fund underperformed its benchmark, the Russell 1000(R) Growth Index
  (Russell Index), which fell 17.57%, and its peer group as represented by the Lipper Large-Cap Growth Funds Index, which declined 19.48% for the same period.

ANNUALIZED TOTAL RETURNS (for period ended July 31, 2009)
--------------------------------------------------------------------------------



                                    1 YEAR  3 YEARS  5 YEARS  10 YEARS
----------------------------------------------------------------------
RiverSource Growth Fund
  Class A (excluding sales
  charge)                          -20.17%   -8.29%   -1.44%   -5.56%
----------------------------------------------------------------------
Russell 1000 Growth Index
  (unmanaged)                      -17.57%   -2.64%   +0.70%   -3.21%
----------------------------------------------------------------------
Lipper Large-Cap Growth Funds
  Index                            -19.48%   -3.41%   +0.49%   -3.73%
----------------------------------------------------------------------



(See "The Fund's Long-term Performance" for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting riversource.com/funds or calling 1(800) 221-2450.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the table above. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses. The Fund's returns reflect the effect of fee waivers/expense reimbursements, if any. Without such waivers/reimbursements, the Fund's returns would be lower. See the Average Annual Total Returns table for performance of other share classes of the Fund.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes. It is not possible to invest directly in an index.


--------------------------------------------------------------------------------
2  RIVERSOURCE GROWTH FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

AT JULY 31, 2009
                                                                    SINCE
Without sales charge         1 YEAR  3 YEARS  5 YEARS  10 YEARS  INCEPTION*
Class A (inception
  3/1/72)                   -20.17%   -8.29%   -1.44%   -5.56%        N/A
---------------------------------------------------------------------------
Class B (inception
  3/20/95)                  -20.75%   -9.00%   -2.20%   -6.29%        N/A
---------------------------------------------------------------------------
Class C (inception
  6/26/00)                  -20.76%   -8.99%   -2.19%     N/A       -9.66%
---------------------------------------------------------------------------
Class I (inception
  3/4/04)                   -19.69%   -7.83%   -0.95%     N/A       -1.99%
---------------------------------------------------------------------------
Class R2 (inception
  12/11/06)                 -20.17%     N/A      N/A      N/A      -12.85%
---------------------------------------------------------------------------
Class R3 (inception
  12/11/06)                 -19.98%     N/A      N/A      N/A      -12.64%
---------------------------------------------------------------------------
Class R4 (inception
  3/20/95)                  -19.91%   -8.04%   -1.20%   -5.37%        N/A
---------------------------------------------------------------------------
Class R5 (inception
  12/11/06)                 -19.70%     N/A      N/A      N/A      -12.37%
---------------------------------------------------------------------------
Class W (inception
  12/1/06)                  -20.04%     N/A      N/A      N/A      -12.26%
---------------------------------------------------------------------------

With sales charge
Class A (inception
  3/1/72)                   -24.76%  -10.08%   -2.60%   -6.12%        N/A
---------------------------------------------------------------------------
Class B (inception
  3/20/95)                  -24.56%   -9.89%   -2.58%   -6.29%        N/A
---------------------------------------------------------------------------
Class C (inception
  6/26/00)                  -21.52%   -8.99%   -2.19%     N/A       -9.66%
---------------------------------------------------------------------------



Class A share performance reflects the maximum initial sales charge of 5.75%. Class B share performance reflects a contingent deferred sales charge (CDSC) applied as follows: first year 5%; second year 4%; third and fourth years 3%; fifth year 2%; sixth year 1%; no sales charge thereafter. Class C shares may be subject to a 1% CDSC if shares are sold within one year after purchase. Sales charges do not apply to Class I, Class R2, Class R3, Class R4, Class R5 and Class W shares. Class I, Class R2, Class R3, Class R4 and Class R5 are available to qualifying institutional investors only. Class W shares are offered through qualifying discretionary accounts.

* For classes with less than 10 years performance.


--------------------------------------------------------------------------------
                                RIVERSOURCE GROWTH FUND -- 2009 ANNUAL REPORT  3

YOUR FUND AT A GLANCE (continued) ----------------------------------------------

STYLE MATRIX
--------------------------------------------------------------------------------



         STYLE
VALUE    BLEND   GROWTH
                    X     LARGE
                          MEDIUM   SIZE
                          SMALL



Shading within the style matrix approximates areas in which the Fund is designed to generally invest.

The style matrix can be a valuable tool for constructing and monitoring your portfolio. It provides a frame of reference for distinguishing the types of stocks or bonds owned by a mutual fund, and may serve as a guideline for helping you build a portfolio.

Investment products, including shares of mutual funds, are not federally or FDIC-insured, are not deposits or obligations of, or guaranteed by any financial institution, and involve investment risks including possible loss of principal and fluctuation in value.


--------------------------------------------------------------------------------
4  RIVERSOURCE GROWTH FUND -- 2009 ANNUAL REPORT

MANAGER COMMENTARY -------------------------------------------------------------

In November 2008, Erik Voss was named portfolio manager of the RiverSource Growth Fund and is responsible for day-to-day management of the Fund.

Dear Shareholder,

RiverSource Growth Fund (the Fund) Class A shares declined 20.17%, excluding sales charge, for the fiscal year ended July 31, 2009. The Fund underperformed its benchmark, the Russell 1000(R) Growth Index (Russell Index), which fell 17.57%, and its peer group as represented by the Lipper Large-Cap Growth Funds Index, which declined 19.48% for the same period.

SIGNIFICANT PERFORMANCE FACTORS
The Fund's fiscal year was a tale of two markets. The first half, from August 2008 through January 2009, was dominated by extremely difficult market conditions. As the credit markets froze and global economies weakened, virtually every segment of the equity markets suffered steep

SECTOR DIVERSIFICATION(1) (at July 31, 2009; % of portfolio assets)
---------------------------------------------------------------------

Consumer Discretionary                     12.9%
------------------------------------------------
Consumer Staples                            8.5%
------------------------------------------------
Energy                                      4.5%
------------------------------------------------
Financials                                  6.1%
------------------------------------------------
Health Care                                15.1%
------------------------------------------------
Industrials                                10.5%
------------------------------------------------
Information Technology                     34.5%
------------------------------------------------
Materials                                   4.1%
------------------------------------------------
Telecommunication Services                  0.9%
------------------------------------------------
Utilities                                   0.4%
------------------------------------------------
Other(2)                                    2.5%
------------------------------------------------


(1) Sectors can be comprised of several industries. Please refer to the section entitled "Portfolio of Investments" for a complete listing. No single industry exceeds 25% of portfolio assets.

    Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan) as of July 31, 2009. The Fund's composition is subject to change.

(2) Cash & Cash Equivalents.

The sectors identified above are based on the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.


--------------------------------------------------------------------------------
                                RIVERSOURCE GROWTH FUND -- 2009 ANNUAL REPORT  5

MANAGER COMMENTARY (continued) -------------------------------------------------

declines. During this period, the Fund had larger allocations to consumer discretionary, financial and telecommunications stocks than the Russell Index. All three areas performed poorly as credit became increasingly unavailable. Key detractors during the period included media companies SIRIUS XM RADIO and VIRGIN MEDIA, financial stocks KKR PRIVATE INVESTORS and APOLLO MANAGEMENT and telecommunications company VODAFONE. Contributing positively to the Fund's results were its smaller positions in energy, industrials and technology, as compared to the Russell Index.

The Fund performed significantly better in the second half of the fiscal year, both on an absolute basis and compared to the Russell Index. When my team began managing the Fund in November we reduced or eliminated large positions in several stocks that, in our view, did not trade enough to provide sufficient liquidity or depended on merger and acquisition opportunities to perform well. During the second half, we also adjusted sector weightings, reducing the telecommunications services allocation and increasing the information technology and financials positions.

The Fund's technology positioning was particularly beneficial when the market rallied in March. Leading contributors during the second half of

TOP TEN HOLDINGS (at July 31, 2009; % of portfolio assets)
---------------------------------------------------------------------

Hewlett-Packard                             4.2%
------------------------------------------------
Apple                                       3.3%
------------------------------------------------
Oracle                                      3.0%
------------------------------------------------
CVS Caremark                                2.6%
------------------------------------------------
QUALCOMM                                    2.5%
------------------------------------------------
Philip Morris Intl                          2.5%
------------------------------------------------
MasterCard Cl A                             2.5%
------------------------------------------------
McDonald's                                  2.2%
------------------------------------------------
Coinstar                                    2.1%
------------------------------------------------
Rovi                                        2.0%
------------------------------------------------


Excludes cash & cash equivalents.

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.


--------------------------------------------------------------------------------
6  RIVERSOURCE GROWTH FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


the fiscal year included software companies MACROVISION SOLUTIONS and ORACLE. Both have business models that generate stable, recurring revenue. Semiconductor companies MARVELL TECHNOLOGY GROUP and MICROSEMI also added to relative return. MARVELL TECHNOLOGY GROUP benefits as personal computer and cell phone sales increase, while MICROSEMI has a strong market in military programs and other high reliability devices such as pacemakers.

Positioning in the consumer discretionary sector was also advantageous during the second half of the fiscal year. The Fund's position in VIRGIN MEDIA added to relative return. ROYAL CARIBBEAN CRUISES also had a positive impact on the Fund's results as consumer spending began to stabilize. Within the consumer discretionary sector, the Fund's holdings of for-profit education company APOLLO GROUP underperformed. The stock is generally viewed as a defensive holding and, consequently, did not keep pace with the strong rally. The Fund had less exposure to specialty retail stocks than the Russell Index, a disadvantage as the retail sector performed well amid the market advance.

Beginning in March, we increased the Fund's weighting in financial stocks to an overweight position, as compared to the Russell Index. The timing was opportune. Financial stocks had suffered the sharpest declines in the downturn and recovered strongly in the rally that lasted from mid-March through the end of the Fund's fiscal year. Our emphasis was on insurance companies including PRUDENTIAL FINANCIAL, AFLAC and PRINCIPAL FINANCIAL GROUP. In our view, all have strong recurring business models, but the market's


  The Fund's technology positioning was particularly beneficial when the market rallied in March.






--------------------------------------------------------------------------------
                                RIVERSOURCE GROWTH FUND -- 2009 ANNUAL REPORT  7

MANAGER COMMENTARY (continued) -------------------------------------------------


perception of them was tarnished by the credit market difficulties. Recent performance suggests they have overcome that perception.

Within the materials sector, the portfolio was underweight in areas such as industrial gases, which performed very poorly as the market declined, but rebounded sharply in the second half. Having a smaller industrials position than the Russell Index was also disadvantageous in the second half of the fiscal year. Like materials, the industrials sector was among the weakest sectors in the first half and then bounced back strongly in the second half. Within the industrials sector, the Fund's holdings of BOEING underperformed due to a delay in the first scheduled flight of its new 787 jet.

For the full fiscal year, stock selection in the consumer discretionary, financials and telecommunication services sectors detracted from the Fund's return. Underweights in energy and industrials were advantageous. Positioning in the information technology and materials sectors also had a positive impact, mainly due to effective stock selection.

CHANGES TO THE FUND'S PORTFOLIO
When we took over the Fund's management in November, we repositioned the portfolio in keeping with our investment philosophy. We eliminated or reduced large individual stock positions and adjusted large sector overweights and underweights.

The Fund's current positioning focuses on companies in three areas:

  1. Companies that we expect to benefit from spending on infrastructure and other areas targeted by federal stimulus spending. Examples include electrical equipment company ABB, which could benefit from upgrades or expansion of the nation's electrical grid, Canadian fertilizer company POTASH, which could benefit from an agriculture spending recovery and CISCO, F5 NETWORKS and BROCADE COMMUNICATIONS SYSTEMS which could all benefit from money spent to increase Internet speed.

  2. Companies that we believe are positioned to benefit from a steady but slow economic recovery. Examples include COINSTAR, which owns Redbox, an inexpensive and rapidly growing kiosk-based DVD rental business, and APOLLO GROUP, which has seen

--------------------------------------------------------------------------------
8  RIVERSOURCE GROWTH FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


     fundamentals improve in each of the last two quarters as people strive to upgrade their skills for the difficult job market.

  3. Companies that we believe are positioned to benefit if credit availability and economic activity return to more historically normal levels. Examples include insurance companies as well as other financial providers such as MASTERCARD and BANK OF AMERICA. The portfolio is also overweight in homebuilders who may benefit as economic activity and home sales rates stabilize.

To summarize the Fund's positioning at the end of the fiscal year: weightings in the information technology, energy, financials, consumer discretionary and materials sectors were larger than those of the Russell Index, while weightings in consumer staples, utilities and health care were smaller. In general, the portfolio is tilted toward stocks that may benefit from an economic recovery, with greater emphasis on companies that have more predictable, recurring revenue streams.

The portfolio's turnover rate for the fiscal year was 169%. The portfolio was repositioned during the Fund's fiscal year with the portfolio management change.

(PHOTO - ERIK J. VOSS)

Erik J. Voss
Portfolio Manager

Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of RiverSource Investments, LLC (RiverSource) or any subadviser to the Fund or any other person in the RiverSource or subadviser organizations. Any such views are subject to change at any time based upon market or other conditions and RiverSource disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the RiverSource Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the RiverSource Family of Funds.


--------------------------------------------------------------------------------
                                RIVERSOURCE GROWTH FUND -- 2009 ANNUAL REPORT  9

THE FUND'S LONG-TERM PERFORMANCE -----------------------------------------------

The chart on the facing page illustrates the total value of an assumed $10,000 investment in RiverSource Growth Fund Class A shares (from 8/1/99 to 7/31/09) as compared to the performance of two widely cited performance indices, the Russell 1000 Growth Index and the Lipper Large-Cap Growth Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distributions paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The table below and the chart on the facing page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary or visiting riversource.com/funds. Also see "Past Performance" in the Fund's current prospectus.

COMPARATIVE RESULTS
--------------------------------------------------------------------------------

Results at July 31, 2009
                                                     1 YEAR   3 YEARS   5 YEARS   10 YEARS
RIVERSOURCE GROWTH FUND
(INCLUDES SALES CHARGE)
Class A Cumulative value of $10,000                  $7,524    $7,271    $8,766    $5,319
------------------------------------------------------------------------------------------
     Average annual total return                    -24.76%   -10.08%    -2.60%    -6.12%
------------------------------------------------------------------------------------------
RUSSELL 1000 GROWTH INDEX(1)
     Cumulative value of $10,000                     $8,243    $9,229   $10,355    $7,219
------------------------------------------------------------------------------------------
     Average annual total return                    -17.57%    -2.64%    +0.70%    -3.21%
------------------------------------------------------------------------------------------
LIPPER LARGE-CAP GROWTH FUNDS INDEX(2)
     Cumulative value of $10,000                     $8,052    $9,011   $10,247    $6,127
------------------------------------------------------------------------------------------
     Average annual total return                    -19.48%    -3.41%    +0.49%    -3.73%
------------------------------------------------------------------------------------------



Results for other share classes can be found on page 3.


--------------------------------------------------------------------------------
10  RIVERSOURCE GROWTH FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

(VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN RIVERSOURCE GROWTH FUND LINE
GRAPH)

                     RIVERSOURCE GROWTH
                         FUND CLASS                           LIPPER LARGE-CAP
                         A (INCLUDES         RUSSELL 1000       GROWTH FUNDS
                        SALES CHARGE)      GROWTH INDEX(1)        INDEX(2)
                     ------------------    ---------------    -----------------
7/31/99                     $9,425             $10,000             $10,000
10/99                        9,858              10,701              10,660
1/00                        11,317              11,867              11,931
4/00                        12,648              12,704              12,400
7/00                        12,348              12,437              12,207
10/00                       11,347              11,699              11,604
1/01                         9,952              10,327              10,275
4/01                         8,137               8,608               8,618
7/01                         7,145               8,078               8,009
10/01                        5,819               7,027               6,932
1/02                         6,364               7,552               7,430
4/02                         5,843               6,878               6,916
7/02                         5,036               5,756               5,768
10/02                        4,988               5,649               5,641
1/03                         4,785               5,410               5,339
4/03                         5,113               5,891               5,775
7/03                         5,491               6,426               6,285
10/03                        5,628               6,881               6,685
1/04                         5,927               7,341               7,072
4/04                         5,877               7,166               6,865
7/04                         5,718               6,973               6,670
10/04                        5,971               7,114               6,860
1/05                         6,284               7,392               7,199
4/05                         6,205               7,195               6,959
7/05                         6,829               7,883               7,730
10/05                        6,694               7,741               7,689
1/06                         7,082               8,191               8,239
4/06                         7,260               8,288               8,194
7/06                         6,896               7,824               7,587
10/06                        7,441               8,581               8,169
1/07                         7,913               9,007               7,721
4/07                         7,983               9,304               7,912
7/07                         7,944               9,348               8,000
10/07                        8,539              10,231               9,014
1/08                         7,436               9,052               7,913
4/08                         7,095               9,281               8,156
7/08                         6,662               8,758               7,609
10/08                        4,856               6,449               5,490
1/09                         4,129               5,753               4,810
4/09                         4,645               6,351               5,400
7/09                         5,319               7,219               6,127




(1) The Russell 1000 Growth Index, an unmanaged index, measures the performance of those stocks in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. The index reflects reinvestment of all distributions and changes in market prices.
(2) The Lipper Large-Cap Growth Funds Index includes the 30 largest large-cap growth funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment.


--------------------------------------------------------------------------------
                               RIVERSOURCE GROWTH FUND -- 2009 ANNUAL REPORT  11

FUND EXPENSES EXAMPLE ----------------------------------------------------------
(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, which may include management fees; distribution and service (12b-1) fees; and other Fund fees and expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. In addition to the ongoing expenses which the Fund bears directly, the Fund's shareholders indirectly bear the ongoing expenses of any funds in which the Fund invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). The Fund's indirect expense from investing in the acquired funds is based on the Fund's pro rata portion of the ongoing expenses charged by acquired funds using the expense ratio of each of the acquired funds as of the acquired fund's most recent shareholder report.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended July 31, 2009.

ACTUAL EXPENSES
The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


--------------------------------------------------------------------------------
12  RIVERSOURCE GROWTH FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

                                  BEGINNING        ENDING        EXPENSES
                                ACCOUNT VALUE  ACCOUNT VALUE   PAID DURING     ANNUALIZED
                                 FEB. 1, 2009  JULY 31, 2009  THE PERIOD(a)  EXPENSE RATIO
--------------------------------------------------------------------------------------------
Class A
--------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $1,288.10        $ 6.96(c)      1.22%
--------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,018.85        $ 6.14(c)      1.22%
--------------------------------------------------------------------------------------------

Class B
--------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $1,283.70        $11.39(c)      2.00%
--------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,014.96        $10.05(c)      2.00%
--------------------------------------------------------------------------------------------

Class C
--------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $1,283.00        $11.33(c)      1.99%
--------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,015.01        $10.00(c)      1.99%
--------------------------------------------------------------------------------------------

Class I
--------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $1,291.70        $ 3.26(c)       .57%
--------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,022.09        $ 2.87(c)       .57%
--------------------------------------------------------------------------------------------

Class R2
--------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $1,287.30        $ 7.64(c)      1.34%
--------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,018.25        $ 6.74(c)      1.34%
--------------------------------------------------------------------------------------------

Class R3
--------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $1,288.90        $ 6.22(c)      1.09%
--------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,019.50        $ 5.49(c)      1.09%
--------------------------------------------------------------------------------------------

Class R4
--------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $1,290.00        $ 5.02(c)       .88%
--------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,020.54        $ 4.43(c)       .88%
--------------------------------------------------------------------------------------------

Class R5
--------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $1,292.20        $ 3.31(c)       .58%
--------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,022.04        $ 2.92(c)       .58%

--------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                               RIVERSOURCE GROWTH FUND -- 2009 ANNUAL REPORT  13

FUND EXPENSES EXAMPLE (continued) ----------------------------------------------

                                  BEGINNING        ENDING        EXPENSES
                                ACCOUNT VALUE  ACCOUNT VALUE   PAID DURING     ANNUALIZED
                                 FEB. 1, 2009  JULY 31, 2009  THE PERIOD(a)  EXPENSE RATIO
--------------------------------------------------------------------------------------------
Class W
--------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $1,289.10        $ 5.82(c)      1.02%
--------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,019.85        $ 5.14(c)      1.02%
--------------------------------------------------------------------------------------------


(a) Expenses are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
(b) Based on the actual return for the six months ended July 31, 2009: +28.81% for Class A, +28.37% for Class B, +28.30% for Class C, +29.17% for Class I, +28.73% for Class R2, +28.89% for Class R3, +29.00% for Class R4, +29.22%
    for Class R5 and +28.91% for Class W.
(c) RiverSource Investments, LLC (the Investment Manager) and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Sept. 30, 2010, unless sooner terminated at the discretion of the Fund's Board, such that net expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment, will not exceed 1.21% for Class A, 1.98% for Class B, 1.97% for Class C, 0.76% for Class I, 1.56% for Class R2, 1.31% for Class R3, 1.06% for Class R4, 0.81% for Class R5 and 1.21% for Class W. Any amounts waived will not be reimbursed by the Fund. This change was effective Aug. 1, 2009. Had this change been in place for the entire six month period ended July 31, 2009, the actual expenses paid would have been $6.39 for Class A, $10.76 for Class B and $10.70 for Class C; the hypothetical expenses paid would have been $5.64 for Class A, $9.50 for Class B and $9.45 for Class C. The actual and hypothetical expenses for Class I, Class R2, Class R3, Class R4, Class R5 and Class W would have been the same as those expenses presented in the table above.


--------------------------------------------------------------------------------
14  RIVERSOURCE GROWTH FUND -- 2009 ANNUAL REPORT

PORTFOLIO OF INVESTMENTS -------------------------------------------------------
JULY 31, 2009
(Percentages represent value of investments compared to net assets)

INVESTMENTS IN SECURITIES


COMMON STOCKS (99.6%)
ISSUER                                                 SHARES                VALUE(a)
AEROSPACE & DEFENSE (2.8%)
Boeing                                                  145,473(d)         $6,242,246
Honeywell Intl                                          258,957             8,985,808
ITT                                                     208,200(d)         10,285,080
Lockheed Martin                                         129,127(d)          9,653,535
                                                                      ---------------
Total                                                                      35,166,669
-------------------------------------------------------------------------------------

AIR FREIGHT & LOGISTICS (0.6%)
United Parcel Service Cl B                              142,700(d)          7,667,271
-------------------------------------------------------------------------------------

BEVERAGES (1.1%)
PepsiCo                                                 243,270            13,805,573
-------------------------------------------------------------------------------------

BIOTECHNOLOGY (5.9%)
Amgen                                                   460,056(b)         28,666,090
Biogen Idec                                             127,400(b,d)        6,057,870
Celgene                                                 250,140(b,d)       14,247,974
Gilead Sciences                                         405,546(b,d)       19,843,366
Vertex Pharmaceuticals                                  191,700(b,d)        6,903,117
                                                                      ---------------
Total                                                                      75,718,417
-------------------------------------------------------------------------------------

CHEMICALS (2.2%)
Monsanto                                                164,910            13,852,440
Potash Corp of Saskatchewan                             147,611(c)         13,729,299
                                                                      ---------------
Total                                                                      27,581,739
-------------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT (5.6%)
Brocade Communications Systems                        1,538,633(b)         12,093,655
Cisco Systems                                           898,081(b,d)       19,766,763
QUALCOMM                                                862,692            39,864,998
                                                                      ---------------
Total                                                                      71,725,416
-------------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS (10.0%)
Apple                                                   316,559(b,d)       51,722,575
Hewlett-Packard                                       1,549,214(d)         67,080,967
IBM                                                      84,085(d)          9,916,144
                                                                      ---------------
Total                                                                     128,719,686
-------------------------------------------------------------------------------------

CONSTRUCTION & ENGINEERING (0.4%)
Fluor                                                    94,033             4,964,942
-------------------------------------------------------------------------------------

CONSUMER FINANCE (1.2%)
Capital One Financial                                   514,390(d)         15,791,773
-------------------------------------------------------------------------------------

DIVERSIFIED CONSUMER SERVICES (3.9%)
Apollo Group Cl A                                       237,700(b)         16,410,808
Coinstar                                                993,114(b,d)       33,001,178
                                                                      ---------------
Total                                                                      49,411,986
-------------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES (1.3%)
Bank of America                                         308,981             4,569,829
CME Group                                                21,047             5,868,535
Interactive Brokers Group Cl A                          313,531(b)          5,891,247
                                                                      ---------------
Total                                                                      16,329,611
-------------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES (0.9%)
Qwest Communications Intl                             2,878,935(d)         11,112,689
-------------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT (0.7%)
ABB ADR                                                 489,700(b,c)        8,951,716
-------------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (2.2%)
Transocean                                               82,176(b,c)        6,548,605
Weatherford Intl                                      1,177,869(b,c)       22,096,823
                                                                      ---------------
Total                                                                      28,645,428
-------------------------------------------------------------------------------------

FOOD & STAPLES RETAILING (3.4%)
BJ's Wholesale Club                                      75,542(b)          2,519,326
CVS Caremark                                          1,227,563            41,098,809
                                                                      ---------------
Total                                                                      43,618,135
-------------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES (3.4%)
Alcon                                                   222,788(c)         28,427,749
Baxter Intl                                             111,072(d)          6,261,129
Boston Scientific                                       841,591(b,d)        9,038,687
                                                                      ---------------
Total                                                                      43,727,565
-------------------------------------------------------------------------------------



                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                               RIVERSOURCE GROWTH FUND -- 2009 ANNUAL REPORT  15

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)

HEALTH CARE PROVIDERS & SERVICES (2.0%)
Community Health Systems                                436,451(b,d)      $12,360,292
Express Scripts                                          88,323(b)          6,186,143
WellPoint                                               138,592(b,d)        7,295,483
                                                                      ---------------
Total                                                                      25,841,918
-------------------------------------------------------------------------------------

HEALTH CARE TECHNOLOGY (0.5%)
Cerner                                                  106,346(b,d)        6,920,998
-------------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE (2.7%)
McDonald's                                              629,100            34,638,246
-------------------------------------------------------------------------------------

HOUSEHOLD DURABLES (1.2%)
NVR                                                      26,000(b)         15,629,900
-------------------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES (0.3%)
3M                                                       55,400             3,906,808
-------------------------------------------------------------------------------------

INSURANCE (3.8%)
AFLAC                                                   392,568(d)         14,862,624
Principal Financial Group                               293,682             6,960,263
Prudential Financial                                    590,354(d)         26,134,972
                                                                      ---------------
Total                                                                      47,957,859
-------------------------------------------------------------------------------------

INTERNET SOFTWARE & SERVICES (2.2%)
Google Cl A                                              60,509(b,d)       26,808,512
SAVVIS                                                   53,631(b)            778,186
                                                                      ---------------
Total                                                                      27,586,698
-------------------------------------------------------------------------------------

IT SERVICES (3.1%)
MasterCard Cl A                                         201,131(d)         39,025,448
-------------------------------------------------------------------------------------

LIFE SCIENCES TOOLS & SERVICES (0.8%)
Illumina                                                283,839(b,d)       10,257,941
-------------------------------------------------------------------------------------

MACHINERY (1.6%)
Deere & Co                                              333,287(d)         14,577,973
Joy Global                                              172,100(d)          6,398,678
                                                                      ---------------
Total                                                                      20,976,651
-------------------------------------------------------------------------------------

MEDIA (2.1%)
Time Warner Cable                                       283,492             9,372,246
Virgin Media                                          1,676,348(e)         17,517,836
                                                                      ---------------
Total                                                                      26,890,082
-------------------------------------------------------------------------------------

METALS & MINING (2.1%)
Barrick Gold                                            461,900(c)         16,120,310
United States Steel                                     257,700(d)         10,243,575
                                                                      ---------------
Total                                                                      26,363,885
-------------------------------------------------------------------------------------

MULTILINE RETAIL (3.2%)
Kohl's                                                  326,049(b,d)       15,829,679
Target                                                  586,472(d)         25,581,909
                                                                      ---------------
Total                                                                      41,411,588
-------------------------------------------------------------------------------------

MULTI-UTILITIES (0.5%)
Public Service Enterprise Group                         178,200             5,782,590
-------------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (2.3%)
Apache                                                   69,426             5,828,313
Kinder Morgan Management LLC                                  1(b)                 20
Noble Energy                                            391,294(d)         23,915,889
                                                                      ---------------
Total                                                                      29,744,222
-------------------------------------------------------------------------------------

PERSONAL PRODUCTS (1.1%)
Avon Products                                           430,492            13,939,331
-------------------------------------------------------------------------------------

PHARMACEUTICALS (2.7%)
Johnson & Johnson                                       406,054(d)         24,724,628
Pfizer                                                  609,453             9,708,586
                                                                      ---------------
Total                                                                      34,433,214
-------------------------------------------------------------------------------------

PROFESSIONAL SERVICES (2.2%)
FTI Consulting                                          510,310(b,d)       27,776,173
-------------------------------------------------------------------------------------

ROAD & RAIL (2.2%)
CSX                                                     196,700(d)          7,891,604
Union Pacific                                           344,018(d)         19,787,915
                                                                      ---------------
Total                                                                      27,679,519
-------------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (3.3%)
Intel                                                   786,875(d)         15,147,344
Marvell Technology Group                              1,971,756(b,c,d)     26,303,225
Microsemi                                                68,839(b,d)          939,652
                                                                      ---------------
Total                                                                      42,390,221
-------------------------------------------------------------------------------------



See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
16  RIVERSOURCE GROWTH FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)

SOFTWARE (11.0%)
Activision Blizzard                                   1,049,552(b)        $12,017,370
Citrix Systems                                          350,951(b)         12,493,856
McAfee                                                  367,300(b,d)       16,374,234
Microsoft                                               932,065            21,922,169
Oracle                                                2,143,420(d)         47,433,885
Rovi                                                  1,205,400(b,d)       31,533,264
                                                                      ---------------
Total                                                                     141,774,778
-------------------------------------------------------------------------------------

TOBACCO (3.1%)
Philip Morris Intl                                      838,775(d)         39,086,915
-------------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost: $1,106,286,947)                                                 $1,272,953,601
-------------------------------------------------------------------------------------



MONEY MARKET FUND (2.6%)
                                                       SHARES                VALUE(a)
RiverSource Short-Term Cash Fund, 0.41%              32,782,368(f)        $32,782,368
-------------------------------------------------------------------------------------
TOTAL MONEY MARKET FUND
(Cost: $32,782,368)                                                       $32,782,368
-------------------------------------------------------------------------------------




Investments of Cash Collateral Received for Securities on Loan (21.9%)
                                                       SHARES                VALUE(a)

CASH COLLATERAL REINVESTMENT FUND (9.4%)
JPMorgan Prime Money Market Fund                    120,367,667          $120,367,667
-------------------------------------------------------------------------------------





                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
ASSET-BACKED COMMERCIAL PAPER (3.1%)
Belmont Funding LLC
 08-03-09                            0.48%           $11,999,520          $11,999,520
Ebbets Funding LLC
 08-03-09                            0.50              9,999,028            9,999,028
Tasman Funding
 08-20-09                            0.95              7,994,933            7,994,933
Versailles Commercial Paper LLC
 08-06-09                            0.75              9,992,708            9,992,708
                                                                      ---------------
Total                                                                      39,986,189
-------------------------------------------------------------------------------------

CERTIFICATES OF DEPOSIT (8.1%)
Banco Popular Espanol
 09-23-09                            0.63              3,995,699            3,995,699
Banco Santander-Madrid
 10-13-09                            0.45              7,000,000            7,000,000
Bank of Nova Scotia Singapore
 10-30-09                            0.40             10,000,000           10,000,000
Caisse de Depots et Consignment Paris
 10-19-09                            0.43              7,991,028            7,991,028
Credit Indusrial et Comm London
 10-13-09                            0.52             11,984,075           11,984,075
DZ Bank London
 08-31-09                            0.34              2,999,065            2,999,065
Fortis Bank Brussels
 08-06-09                            0.33              5,900,000            5,900,000
ING Bank Amsterdam
 10-26-09                            0.43              2,996,635            2,996,635
MIT
 08-18-09                            0.42              5,000,000            5,000,000
Mizuho London
 10-29-09                            0.49              3,000,000            3,000,000
Monte de Pasch London
 08-13-09                            0.71             10,000,086           10,000,086
Raiffeisen ZentralBank Oest Vienna
 08-10-09                            0.50              8,000,000            8,000,000
Sumitomo Mutsui Banking Brussels
 08-17-09                            0.42              7,000,000            7,000,000
Svenska Singapore
 10-15-09                            0.45              5,000,000            5,000,000
Unicredito Italiano NY
 08-13-09                            0.42             12,000,000           12,000,000
                                                                      ---------------
Total                                                                     102,866,588
-------------------------------------------------------------------------------------


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                               RIVERSOURCE GROWTH FUND -- 2009 ANNUAL REPORT  17

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------


Investments of Cash Collateral Received for Securities on Loan (continued)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)

COMMERCIAL PAPER (1.3%)
Citigroup Global Markets
 08-03-09                            0.35%            $6,999,524           $6,999,524
Royal Bank of Scotland Group
 09-10-09                            0.47              9,991,513            9,991,513
                                                                      ---------------
Total                                                                      16,991,037
-------------------------------------------------------------------------------------

TOTAL INVESTMENTS OF CASH COLLATERAL RECEIVED FOR SECURITIES ON LOAN
(Cost: $280,211,481)                                                     $280,211,481
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
(Cost: $1,419,280,796)(g)                                              $1,585,947,450
=====================================================================================




NOTES TO PORTFOLIO OF INVESTMENTS


(a) Securities are valued by using policies described in Note 2 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At July 31, 2009, the value of foreign securities represented 9.6% of net assets.

(d) At July 31, 2009, security was partially or fully on loan. See Note 7 to the financial statements.

(e)  Identifies issues considered to be illiquid as to their marketability (see
     Note 2 to the financial statements). The aggregate value of such securities at July 31, 2009 was $17,517,836 representing 1.4% of net assets. Information concerning such security holdings at July 31, 2009 is as follows:

                                          ACQUISITION
     SECURITY                                DATES                  COST
     ----------------------------------------------------------------------
     Virgin Media                   03-17-08 thru 08-06-08      $20,900,887


(f) Affiliated Money Market Fund -- See Note 9 to the financial statements. The rate shown is the seven-day current annualized yield at July 31, 2009.

(g) At July 31, 2009, the cost of securities for federal income tax purposes was $1,452,715,377 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                         $155,456,498
     Unrealized depreciation                          (22,224,425)
     ------------------------------------------------------------
     Net unrealized appreciation                     $133,232,073
     ------------------------------------------------------------


The industries identified above are based on the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.



--------------------------------------------------------------------------------
18  RIVERSOURCE GROWTH FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

FAIR VALUE MEASUREMENTS


Statement of Financial Accounting Standards No. 157 (SFAS 157) requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

SFAS 157 establishes a fair value hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. When a valuation uses multiple inputs from varying levels of the hierarchy, the hierarchy level is determined based on the lowest level input or inputs that are significant to the fair value measurement in its entirety. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

     - Level 1 -- Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.

     - Level 2 -- Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

     - Level 3 -- Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Fund Administrator, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Non-U.S. equity securities actively traded in foreign markets may be reflected in Level 2 despite the availability of closing prices, because the Fund evaluates and determines whether those closing prices reflect fair value at the close of the New York Stock Exchange (NYSE) or require adjustment, as described in Note 2 to the financial statements -- Valuation of securities.


--------------------------------------------------------------------------------
                               RIVERSOURCE GROWTH FUND -- 2009 ANNUAL REPORT  19

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Fund Administrator. Inputs used in a valuation model may include, but are not limited to, financial statement analysis, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund's investments as of July 31, 2009:

                                                 FAIR VALUE AT JULY 31, 2009
                             ------------------------------------------------------------------
                                  LEVEL 1           LEVEL 2
                               QUOTED PRICES         OTHER          LEVEL 3
                                 IN ACTIVE        SIGNIFICANT     SIGNIFICANT
                                MARKETS FOR       OBSERVABLE     UNOBSERVABLE
DESCRIPTION                  IDENTICAL ASSETS       INPUTS          INPUTS            TOTAL
-----------------------------------------------------------------------------------------------
Equity Securities
  Common Stocks(a)            $1,272,953,601              $--         $--        $1,272,953,601
-----------------------------------------------------------------------------------------------
Total Equity Securities        1,272,953,601               --          --         1,272,953,601
-----------------------------------------------------------------------------------------------
Other
  Affiliated Money Market
    Fund(b)                       32,782,368               --          --            32,782,368
  Investments of Cash
    Collateral
    Received for
    Securities on Loan(c)        120,367,667      159,843,814          --           280,211,481
-----------------------------------------------------------------------------------------------
Total Other                      153,150,035      159,843,814          --           312,993,849
-----------------------------------------------------------------------------------------------
Total                         $1,426,103,636     $159,843,814         $--        $1,585,947,450
-----------------------------------------------------------------------------------------------


(a) All industry classifications are identified in the Portfolio of Investments.
(b) Money market fund that is a sweep investment for cash balances in the Fund at July 31, 2009.
(c) Asset categories for Investments of Cash Collateral are identified in the Portfolio of Investments.



HOW TO FIND INFORMATION ABOUT THE FUND'S QUARTERLY PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling the RiverSource Family of Funds at 1(800) 221-2450.


--------------------------------------------------------------------------------
20  RIVERSOURCE GROWTH FUND -- 2009 ANNUAL REPORT

STATEMENT OF ASSETS AND LIABILITIES --------------------------------------------
JULY 31, 2009


ASSETS
Investments in securities, at value
  Unaffiliated issuers* (identified cost $1,106,286,947)           $ 1,272,953,601
  Affiliated money market fund (identified cost $32,782,368)            32,782,368
  Investments of cash collateral received for securities on loan
    (identified cost $280,211,481)                                     280,211,481
----------------------------------------------------------------------------------
Total investments in securities (identified cost $1,419,280,796)     1,585,947,450
Capital shares receivable                                               23,592,379
Dividends and accrued interest receivable                                  753,607
Receivable for investment securities sold                               15,209,163
Other receivable                                                           734,101
----------------------------------------------------------------------------------
Total assets                                                         1,626,236,700
----------------------------------------------------------------------------------
LIABILITIES
Capital shares payable                                                  24,254,048
Payable for investment securities purchased                             43,742,416
Payable upon return of securities loaned                               280,211,481
Accrued investment management services fees                                 20,845
Accrued distribution fees                                                    9,599
Accrued transfer agency fees                                                 9,642
Accrued administrative services fees                                         1,959
Accrued plan administration services fees                                      192
Other accrued expenses                                                     268,484
----------------------------------------------------------------------------------
Total liabilities                                                      348,518,666
----------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                 $ 1,277,718,034
----------------------------------------------------------------------------------

REPRESENTED BY
Capital stock -- $.01 par value                                    $       621,770
Additional paid-in capital                                           2,428,851,267
Undistributed net investment income                                     10,544,402
Accumulated net realized gain (loss)                                (1,328,967,913)
Unrealized appreciation (depreciation) on investments
  and on translation of assets and liabilities in foreign
  currencies                                                           166,668,508
----------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding
  capital stock                                                    $ 1,277,718,034
----------------------------------------------------------------------------------
*Including securities on loan, at value                            $   275,073,390
----------------------------------------------------------------------------------




--------------------------------------------------------------------------------
                               RIVERSOURCE GROWTH FUND -- 2009 ANNUAL REPORT  21

STATEMENT OF ASSETS AND LIABILITIES (continued) -------------------------------- JULY 31, 2009

NET ASSET VALUE PER SHARE
                              NET ASSETS   SHARES OUTSTANDING   NET ASSET VALUE PER SHARE
Class A                     $943,112,551           45,761,782                      $20.61(1)
Class B                     $ 88,787,716            4,706,432                      $18.87
Class C                     $  8,051,642              428,993                      $18.77
Class I                     $210,133,410            9,966,520                      $21.08
Class R2                    $      3,237                  155                      $20.88
Class R3                    $      3,237                  155                      $20.88
Class R4                    $ 27,619,715            1,312,605                      $21.04
Class R5                    $      3,243                  155                      $20.92
Class W                     $      3,283                  157                      $20.91
-----------------------------------------------------------------------------------------



(1) The maximum offering price per share for Class A is $21.87. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
22  RIVERSOURCE GROWTH FUND -- 2009 ANNUAL REPORT

STATEMENT OF OPERATIONS --------------------------------------------------------
YEAR ENDED JULY 31, 2009


INVESTMENT INCOME
Income:
Dividends                                                          $    25,265,767
Interest                                                                     7,135
Income distributions from affiliated money market fund                     485,376
Income from securities lending                                             395,621
  Less foreign taxes withheld                                             (374,620)
----------------------------------------------------------------------------------
Total income                                                            25,779,279
----------------------------------------------------------------------------------
Expenses:
Investment management services fees                                      6,107,233
Distribution fees
  Class A                                                                2,436,012
  Class B                                                                1,175,189
  Class C                                                                   79,809
  Class R2                                                                      15
  Class R3                                                                       8
  Class W                                                                        8
Transfer agency fees
  Class A                                                                3,499,402
  Class B                                                                  452,026
  Class C                                                                   29,594
  Class R2                                                                       1
  Class R3                                                                       1
  Class R4                                                                  15,076
  Class R5                                                                       1
  Class W                                                                        6
Administrative services fees                                               751,070
Plan administration services fees
  Class R2                                                                       8
  Class R3                                                                       8
  Class R4                                                                  75,380
Compensation of board members                                               41,745
Custodian fees                                                             102,904
Printing and postage                                                       267,454
Registration fees                                                           40,095
Professional fees                                                           64,729
Other                                                                       39,549
----------------------------------------------------------------------------------
Total expenses                                                          15,177,323
  Expenses waived/reimbursed by the Investment Manager and its
    affiliates                                                              (6,379)
  Earnings and bank fee credits on cash balances                            (8,220)
----------------------------------------------------------------------------------
Total net expenses                                                      15,162,724
----------------------------------------------------------------------------------
Investment income (loss) -- net                                         10,616,555

----------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                               RIVERSOURCE GROWTH FUND -- 2009 ANNUAL REPORT  23

STATEMENT OF OPERATIONS (continued) --------------------------------------------
YEAR ENDED JULY 31, 2009

REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
  Security transactions                                            $(1,039,951,520)
  Foreign currency transactions                                         60,200,826
  Options contracts written                                             (8,671,136)
----------------------------------------------------------------------------------
Net realized gain (loss) on investments                               (988,421,830)
Net change in unrealized appreciation (depreciation) on
  investments
  and on translation of assets and liabilities in foreign
  currencies                                                           499,366,435
----------------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies                 (489,055,395)
----------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations    $  (478,438,840)
----------------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
24  RIVERSOURCE GROWTH FUND -- 2009 ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS --------------------------------------------


YEAR ENDED JULY 31,                                                          2009             2008
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                                    $   10,616,555  $    22,991,812
Net realized gain (loss) on investments                              (988,421,830)      18,445,072
Net change in unrealized appreciation (depreciation) on
  investments and on translation of assets and liabilities in
  foreign currencies                                                  499,366,435     (492,536,692)
--------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations      (478,438,840)    (451,099,808)
--------------------------------------------------------------------------------------------------
Distributions to shareholders from:
  Net investment income
    Class A                                                           (44,910,369)     (18,613,899)
    Class B                                                            (4,161,210)              --
    Class C                                                              (290,907)         (35,082)
    Class I                                                           (13,320,253)      (3,250,974)
    Class R2                                                                 (146)             (34)
    Class R3                                                                 (156)             (46)
    Class R4                                                           (1,366,434)      (1,320,924)
    Class R5                                                                 (164)             (63)
    Class W                                                                  (149)             (42)
--------------------------------------------------------------------------------------------------
Total distributions                                                   (64,049,788)     (23,221,064)

--------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                               RIVERSOURCE GROWTH FUND -- 2009 ANNUAL REPORT  25

STATEMENTS OF CHANGES IN NET ASSETS (continued) --------------------------------

YEAR ENDED JULY 31,                                                          2009             2008
CAPITAL SHARE TRANSACTIONS
Proceeds from sales
  Class A shares                                                   $   54,024,753  $   112,476,264
  Class B shares                                                        7,729,164       21,028,069
  Class C shares                                                        1,452,609        2,204,302
  Class I shares                                                       30,939,046       38,802,667
  Class R4 shares                                                      10,702,702       25,787,191
Fund merger (Note 12)
  Class A shares                                                              N/A       18,206,825
  Class B shares                                                              N/A        5,395,871
  Class C shares                                                              N/A          739,026
  Class I shares                                                              N/A      161,620,525
  Class R4 shares                                                             N/A           39,465
Reinvestment of distributions at net asset value
  Class A shares                                                       43,556,154       18,132,589
  Class B shares                                                        4,110,411               --
  Class C shares                                                          285,491           34,035
  Class I shares                                                       13,319,983        3,250,578
  Class R4 shares                                                       1,366,091        1,320,795
Conversions from Class B to Class A
  Class A Shares                                                       23,055,661       46,445,960
  Class B shares                                                      (23,055,661)     (46,445,960)
Payments for redemptions
  Class A shares                                                     (375,042,272)    (642,466,071)
  Class B shares                                                      (43,082,059)    (104,935,483)
  Class C shares                                                       (3,718,391)      (7,113,707)
  Class I shares                                                      (70,891,789)    (132,345,429)
  Class R4 shares                                                     (29,860,350)     (99,292,710)
--------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share transactions    (355,108,457)    (577,115,198)
--------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                              (897,597,085)  (1,051,436,070)
Net assets at beginning of year                                     2,175,315,119    3,226,751,189
--------------------------------------------------------------------------------------------------
Net assets at end of year                                          $1,277,718,034  $ 2,175,315,119
--------------------------------------------------------------------------------------------------
Undistributed net investment income                                $   10,544,402  $     1,574,083
--------------------------------------------------------------------------------------------------



Certain line items from the prior year have been renamed to conform to the current year presentation.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
26  RIVERSOURCE GROWTH FUND -- 2009 ANNUAL REPORT

FINANCIAL HIGHLIGHTS -----------------------------------------------------------

CLASS A
PER SHARE INCOME AND CAPITAL CHANGES(a)


                                                                 FISCAL PERIOD ENDED JULY 31,
                                                     2009         2008        2007        2006        2005
Net asset value, beginning of period                $27.22       $32.73      $28.61      $28.34      $23.73
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           .14(b)       .26(b)      .23(b)      .18         .04
Net gains (losses) (both realized and
 unrealized)                                         (5.84)       (5.50)       4.11         .10        4.57
-----------------------------------------------------------------------------------------------------------
Total from investment operations                     (5.70)       (5.24)       4.34         .28        4.61
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                  (.91)        (.27)       (.22)       (.01)         --
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $20.61       $27.22      $32.73      $28.61      $28.34
-----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $943       $1,591      $2,393      $2,351      $2,101
-----------------------------------------------------------------------------------------------------------
Total expenses(c),(d)                                1.16%        1.00%       1.19%       1.14%       1.19%
-----------------------------------------------------------------------------------------------------------
Net investment income (loss)                          .74%         .84%        .71%        .72%        .16%
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               169%         112%         98%        134%        136%
-----------------------------------------------------------------------------------------------------------
Total return(e)                                    (20.17%)     (16.14%)     15.20%        .98%      19.43%
-----------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
                               RIVERSOURCE GROWTH FUND -- 2009 ANNUAL REPORT  27

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------

CLASS B
PER SHARE INCOME AND CAPITAL CHANGES(a)


                                                                 FISCAL PERIOD ENDED JULY 31,
                                                     2009         2008        2007        2006        2005
Net asset value, beginning of period                $24.79       $29.79      $26.06      $26.01      $21.95
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          (.01)(b)      .02(b)     (.02)(b)    (.05)       (.16)
Net gains (losses) (both realized and
 unrealized)                                         (5.28)       (5.02)       3.75         .10        4.22
-----------------------------------------------------------------------------------------------------------
Total from investment operations                     (5.29)       (5.00)       3.73         .05        4.06
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                  (.63)          --          --          --          --
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $18.87       $24.79      $29.79      $26.06      $26.01
-----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                $89         $189        $369        $462        $578
-----------------------------------------------------------------------------------------------------------
Total expenses(c),(d)                                1.93%        1.76%       1.96%       1.91%       1.97%
-----------------------------------------------------------------------------------------------------------
Net investment income (loss)                         (.03%)        .08%       (.06%)      (.06%)      (.62%)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               169%         112%         98%        134%        136%
-----------------------------------------------------------------------------------------------------------
Total return(e)                                    (20.75%)     (16.78%)     14.31%        .19%      18.50%
-----------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
28  RIVERSOURCE GROWTH FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

CLASS C
PER SHARE INCOME AND CAPITAL CHANGES(a)


                                                                 FISCAL PERIOD ENDED JULY 31,
                                                     2009         2008        2007        2006        2005
Net asset value, beginning of period                $24.73       $29.77      $26.07      $26.01      $21.95
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          (.01)(b)      .02(b)     (.01)(b)    (.04)       (.16)
Net gains (losses) (both realized and
 unrealized)                                         (5.28)       (5.01)       3.74         .10        4.22
-----------------------------------------------------------------------------------------------------------
Total from investment operations                     (5.29)       (4.99)       3.73         .06        4.06
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                  (.67)        (.05)       (.03)         --          --
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $18.77       $24.73      $29.77      $26.07      $26.01
-----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                 $8          $13         $20         $19         $15
-----------------------------------------------------------------------------------------------------------
Total expenses(c),(d)                                1.92%        1.76%       1.95%       1.91%       1.97%
-----------------------------------------------------------------------------------------------------------
Net investment income (loss)                         (.04%)        .08%       (.03%)      (.03%)      (.62%)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               169%         112%         98%        134%        136%
-----------------------------------------------------------------------------------------------------------
Total return(e)                                    (20.76%)     (16.78%)     14.31%        .23%      18.50%
-----------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
                               RIVERSOURCE GROWTH FUND -- 2009 ANNUAL REPORT  29

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------

CLASS I
PER SHARE INCOME AND CAPITAL CHANGES(a)


                                                                 FISCAL PERIOD ENDED JULY 31,
                                                     2009         2008        2007        2006        2005
Net asset value, beginning of period                $27.90       $33.54      $29.31      $28.93      $24.10
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           .27(b)       .44(b)      .40(b)      .32         .12
Net gains (losses) (both realized and
 unrealized)                                         (6.02)       (5.66)       4.19         .10        4.71
-----------------------------------------------------------------------------------------------------------
Total from investment operations                     (5.75)       (5.22)       4.59         .42        4.83
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (1.07)        (.42)       (.36)       (.04)         --
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $21.08       $27.90      $33.54      $29.31      $28.93
-----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $210         $326        $298        $256        $147
-----------------------------------------------------------------------------------------------------------
Total expenses(c),(d)                                 .55%         .54%        .74%        .68%        .75%
-----------------------------------------------------------------------------------------------------------
Net investment income (loss)                         1.38%        1.40%       1.21%       1.22%        .55%
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               169%         112%         98%        134%        136%
-----------------------------------------------------------------------------------------------------------
Total return                                       (19.69%)     (15.74%)     15.70%       1.44%      20.04%
-----------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
30  RIVERSOURCE GROWTH FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

CLASS R2
PER SHARE INCOME AND CAPITAL CHANGES(a)


                                                      FISCAL PERIOD ENDED JULY 31,
                                                     2009         2008       2007(f)
Net asset value, beginning of period                $27.61       $33.13       $32.23
------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(b)                        .13          .24          .13
Net gains (losses) (both realized and
 unrealized)                                         (5.92)       (5.54)        1.12
------------------------------------------------------------------------------------
Total from investment operations                     (5.79)       (5.30)        1.25
------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                  (.94)        (.22)        (.35)
------------------------------------------------------------------------------------
Net asset value, end of period                      $20.88       $27.61       $33.13
------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                $--          $--          $--
------------------------------------------------------------------------------------
Gross expenses prior to expense waiver/
 reimbursement(d),(g)                                1.36%        1.36%        1.50%(i)
------------------------------------------------------------------------------------
Net expenses after expense waiver/
 reimbursement(c),(d),(h)                            1.21%        1.11%        1.50%(i)
------------------------------------------------------------------------------------
Net investment income (loss)                          .69%         .76%         .63%(i)
------------------------------------------------------------------------------------
Portfolio turnover rate                               169%         112%          98%
------------------------------------------------------------------------------------
Total return                                       (20.17%)     (16.11%)       3.93%(j)
------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
                               RIVERSOURCE GROWTH FUND -- 2009 ANNUAL REPORT  31

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------

CLASS R3
PER SHARE INCOME AND CAPITAL CHANGES(a)


                                                      FISCAL PERIOD ENDED JULY 31,
                                                     2009         2008       2007(f)
Net asset value, beginning of period                $27.65       $33.18       $32.23
------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(b)                        .18          .31          .18
Net gains (losses) (both realized and
 unrealized)                                         (5.94)       (5.54)        1.13
------------------------------------------------------------------------------------
Total from investment operations                     (5.76)       (5.23)        1.31
------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (1.01)        (.30)        (.36)
------------------------------------------------------------------------------------
Net asset value, end of period                      $20.88       $27.65       $33.18
------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                $--          $--          $--
------------------------------------------------------------------------------------
Gross expenses prior to expense waiver/
 reimbursement(d),(g)                                1.11%        1.12%        1.27%(i)
------------------------------------------------------------------------------------
Net expenses after expense waiver/
 reimbursement(c),(d),(h)                             .96%         .86%        1.27%(i)
------------------------------------------------------------------------------------
Net investment income (loss)                          .93%        1.00%         .87%(i)
------------------------------------------------------------------------------------
Portfolio turnover rate                               169%         112%          98%
------------------------------------------------------------------------------------
Total return                                       (19.98%)     (15.91%)       4.09%(j)
------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
32  RIVERSOURCE GROWTH FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

CLASS R4
PER SHARE INCOME AND CAPITAL CHANGES(a)


                                                                 FISCAL PERIOD ENDED JULY 31,
                                                     2009         2008        2007        2006        2005
Net asset value, beginning of period                $27.78       $33.34      $29.13      $28.81      $24.07
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           .22(b)       .35(b)      .25(b)      .24         .09
Net gains (losses) (both realized and
 unrealized)                                         (5.98)       (5.58)       4.22         .10        4.65
-----------------------------------------------------------------------------------------------------------
Total from investment operations                     (5.76)       (5.23)       4.47         .34        4.74
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                  (.98)        (.33)       (.26)       (.02)         --
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $21.04       $27.78      $33.34      $29.13      $28.81
-----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                $28          $56        $146        $265        $304
-----------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d),(g)                          .85%         .84%       1.03%        .95%       1.02%
-----------------------------------------------------------------------------------------------------------
Net expenses after expense waiver/
 reimbursement(c),(d),(h)                             .83%         .66%       1.03%        .95%       1.02%
-----------------------------------------------------------------------------------------------------------
Net investment income (loss)                         1.12%        1.11%        .79%        .89%        .34%
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               169%         112%         98%        134%        136%
-----------------------------------------------------------------------------------------------------------
Total return                                       (19.91%)     (15.85%)     15.39%       1.17%      19.69%
-----------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
                               RIVERSOURCE GROWTH FUND -- 2009 ANNUAL REPORT  33

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------

CLASS R5
PER SHARE INCOME AND CAPITAL CHANGES(a)


                                                      FISCAL PERIOD ENDED JULY 31,
                                                     2009         2008       2007(f)
Net asset value, beginning of period                $27.68       $33.28       $32.23
------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(b)                        .25          .39          .29
Net gains (losses) (both realized and
 unrealized)                                         (5.95)       (5.59)        1.12
------------------------------------------------------------------------------------
Total from investment operations                     (5.70)       (5.20)        1.41
------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (1.06)        (.40)        (.36)
------------------------------------------------------------------------------------
Net asset value, end of period                      $20.92       $27.68       $33.28
------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                $--          $--          $--
------------------------------------------------------------------------------------
Total expenses(c),(d)                                 .60%         .61%         .76%(i)
------------------------------------------------------------------------------------
Net investment income (loss)                         1.29%        1.25%        1.38%(i)
------------------------------------------------------------------------------------
Portfolio turnover rate                               169%         112%          98%
------------------------------------------------------------------------------------
Total return                                       (19.70%)     (15.80%)       4.41%(j)
------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
34  RIVERSOURCE GROWTH FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

CLASS W
PER SHARE INCOME AND CAPITAL CHANGES(a)


                                                      FISCAL PERIOD ENDED JULY 31,
                                                     2009         2008       2007(k)
Net asset value, beginning of period                $27.62       $33.21       $31.89
------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(b)                        .17          .27          .24
Net gains (losses) (both realized and
 unrealized)                                         (5.93)       (5.59)        1.43
------------------------------------------------------------------------------------
Total from investment operations                     (5.76)       (5.32)        1.67
------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                  (.95)        (.27)        (.35)
------------------------------------------------------------------------------------
Net asset value, end of period                      $20.91       $27.62       $33.21
------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                $--          $--          $--
------------------------------------------------------------------------------------
Total expenses(c),(d)                                1.02%        1.00%        1.17%(i)
------------------------------------------------------------------------------------
Net investment income (loss)                          .87%         .86%        1.09%(i)
------------------------------------------------------------------------------------
Portfolio turnover rate                               169%         112%          98%
------------------------------------------------------------------------------------
Total return                                       (20.04%)     (16.15%)       5.29%(j)
------------------------------------------------------------------------------------


NOTES TO FINANCIAL HIGHLIGHTS
(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Per share amounts have been calculated using the average shares outstanding method.
(c) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits were less than 0.01% of average net assets for the years ended July 31, 2009 and 2008.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e) Total return does not reflect payment of a sales charge.
(f) For the period from Dec. 11, 2006 (inception date) to July 31, 2007.
(g) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(h) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(i) Adjusted to an annual basis.
(j) Not annualized.
(k) For the period from Dec. 1, 2006 (inception date) to July 31, 2007.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
                               RIVERSOURCE GROWTH FUND -- 2009 ANNUAL REPORT  35

NOTES TO FINANCIAL STATEMENTS --------------------------------------------------

1. ORGANIZATION

RiverSource Growth Fund (the Fund) is a series of RiverSource Large Cap Series, Inc. and is registered under the Investment Company Act of 1940, as amended (the 1940 Act) as a diversified, open-end management investment company. RiverSource Large Cap Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Fund's Board of Directors (the Board). The Fund invests primarily in common stocks of U.S. and foreign companies that appear to offer growth opportunities.

The Fund offers Class A, Class B, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class W shares.

- Class A shares are offered with a front-end sales charge, which may be waived under certain circumstances.

- Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares one month after the completion of the eighth year of ownership if originally purchased in a RiverSource fund on or after May 21, 2005 or originally purchased in a Seligman fund on or after June 13, 2009. Class B shares originally purchased in a RiverSource fund prior to May 21, 2005 will convert to Class A shares in the ninth calendar year of ownership. Class B shares originally purchased in a Seligman fund prior to June 13, 2009 will convert to Class A shares in the month prior to the ninth year of ownership.

-  Class C shares may be subject to a CDSC.

- Class I, Class R2, Class R3, Class R4 and Class R5 shares are offered without a front-end sales charge or CDSC to qualifying institutional investors.

- Class W shares are offered without a front-end sales charge or CDSC and are offered through qualifying discretionary accounts.

At July 31, 2009, RiverSource Investments, LLC (RiverSource Investments or the Investment Manager) and affiliated funds-of-funds in the RiverSource Family of Funds owned 100% of Class I shares and the Investment Manager owned 100% of Class R2, Class R3, Class R5 and Class W shares.

All classes of shares have identical voting, dividend and liquidation rights. Class specific expenses (e.g., distribution and service fees, transfer agency fees, plan administration services fees) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.


--------------------------------------------------------------------------------
36  RIVERSOURCE GROWTH FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES
Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

VALUATION OF SECURITIES
All securities are valued at the close of business of the New York Stock Exchange (NYSE). Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued by an independent pricing service using an evaluated bid. When market quotes are not readily available, the pricing service, in determining fair values of debt securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. The procedures adopted by the Board generally contemplate the use of fair valuation in the event that price quotations or valuations are not readily available, price quotations or valuations from other sources are not reflective of market value and thus deemed unreliable, or a significant event has occurred in relation to a security or class of securities (such as foreign securities) that is not reflected in price quotations or valuations from other sources. A fair value price is a good faith estimate of the value of a security at a given point in time.

Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE, including significant movements in the U.S. market after foreign exchanges have closed. Accordingly, in those situations, Ameriprise Financial, Inc. (Ameriprise Financial), parent company of the Investment Manager, as administrator to the Fund, will fair value foreign securities pursuant to procedures adopted by the Board, including utilizing a third party pricing service to determine these fair values. These procedures take into account multiple factors, including movements in the U.S. securities markets, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. Swap transactions are valued through an authorized pricing service, broker, or an internal model.

Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest


--------------------------------------------------------------------------------
                               RIVERSOURCE GROWTH FUND -- 2009 ANNUAL REPORT  37

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


rates. Typically, those maturing in 60 days or less that originally had maturities of more than 60 days at acquisition date are valued at amortized cost using the market value on the 61st day before maturity. Short-term securities maturing in 60 days or less at acquisition date are valued at amortized cost. Amortized cost is an approximation of market value. Investments in money market funds are valued at net asset value.

FOREIGN CURRENCY TRANSLATIONS
Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the Statement of Operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

ILLIQUID SECURITIES
At July 31, 2009, investments in securities included issues that are illiquid which the Fund currently limits to 15% of net assets, at market value, at the time of purchase. The aggregate value of such securities at July 31, 2009 was $17,517,836 representing 1.37% of net assets. Certain illiquid securities may be valued, in good faith, by management at fair value according to procedures approved by the Board. According to Board guidelines, certain unregistered securities are determined to be liquid and are not included within the 15% limitation specified above. Assets are liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the asset is valued by the Fund.

GUARANTEES AND INDEMNIFICATIONS
Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES
The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all

--------------------------------------------------------------------------------
38  RIVERSOURCE GROWTH FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

of its taxable income (which includes net short-term capital gains) to shareholders. No provision for income or excise taxes is thus required.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Generally, the tax authorities can examine all the tax returns filed for the last three years.

DIVIDENDS TO SHAREHOLDERS
An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

OTHER
Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

3. INVESTMENTS IN DERIVATIVES

The Fund may invest in certain derivative instruments, which are transactions whose values depend on or are derived from (in whole or in part) the value of one or more other assets, such as securities, currencies, commodities or indices. Such derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs, and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk, and credit risk.

FORWARD FOREIGN CURRENCY CONTRACTS
The Fund may enter into forward foreign currency contracts in connection with settling purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund's securities or as part of its investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily based upon foreign currency exchange rates from an independent pricing service and the change in value is recorded as unrealized appreciation or depreciation. The Fund will record a realized gain or loss when the forward foreign currency contract is closed.


--------------------------------------------------------------------------------
                               RIVERSOURCE GROWTH FUND -- 2009 ANNUAL REPORT  39

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

The risks of forward foreign currency contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that the counterparty will not complete its contractual obligation, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

OPTION TRANSACTIONS
The Fund may buy and write options traded on any U.S. or foreign exchange, or in the over-the-counter (OTC) market to produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments. The Fund may also buy and sell put and call options and write covered call options on portfolio securities. Options are contracts which entitle the holder to purchase or sell securities or other financial instruments at a specified price, or in the case of index options, to receive or pay the difference between the index value and the strike price of the index option. Completion of transactions for options traded in the OTC market depends upon the performance of the other party. Cash collateral may be collected or posted by the Fund to secure certain OTC options trades. Cash collateral held or posted by the Fund for such option trades must be returned to the counterparty or the Fund upon closure, exercise or expiration of the contract.

Option contracts purchased are recorded as investments and options contracts written are recorded as liabilities of the Fund. Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. Option contracts, including OTC option contracts, with no readily available market value are valued using quotations obtained from independent brokers as of the close of the NYSE. The Fund will realize a gain or loss when the option transaction expires or is exercised. When options on debt securities or futures are exercised, the Fund will realize a gain or loss. When other options are exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The Fund's maximum payout in the case of written put option contracts represents the maximum potential amount of future payments (undiscounted) that the Fund could be required to make as a guarantor for written put options. For OTC options contracts, the transaction is also subject to

--------------------------------------------------------------------------------
40  RIVERSOURCE GROWTH FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


counterparty credit risk. The maximum payout amount may be offset by the subsequent sale, if any, of assets obtained upon the exercise of the put options by holders of the option contracts or proceeds received upon entering into the contracts.

TOTAL RETURN SWAP TRANSACTIONS
The Fund may enter into total return swap transactions to gain exposure to the total return on a specified reference security, a basket of reference securities or a reference security index during the specified period, in return for periodic payments based on a fixed or variable interest rate. Total return swap transactions may be used to obtain exposure to a security or market without owning or taking physical custody of such reference security or securities in a market.

The notional amounts of swap contracts are not recorded in the financial statements. Swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time the Fund will realize a gain or (loss). Periodic payments received (or made) by the Fund over the term of the contract are recorded as realized gains (losses).

Total return swap transactions may be subject to liquidity risk, which exists when a particular swap is difficult to purchase or sell. It may not be possible for the Fund to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. Total return swaps are subject to the risk associated with the investment in the reference securities. The risk in the case of short total return swap transactions is unlimited based on the potential for unlimited increases in the market value of the reference securities. This risk may be offset if the Fund holds any of the reference securities. The risk in the case of long total return swap transactions is limited to the current notional amount of the total return swap. Total return swaps are also subject to the risk of the counterparty not fulfilling its obligations under the contract. The counterparty risk may be offset by any collateral held by the Fund related to the swap transactions. At July 31, 2009, and for the year then ended, the Fund had no outstanding total return swap contracts.

EFFECTS OF DERIVATIVE TRANSACTIONS ON THE FINANCIAL STATEMENTS
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions on the Fund's operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.


--------------------------------------------------------------------------------
                               RIVERSOURCE GROWTH FUND -- 2009 ANNUAL REPORT  41

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

FAIR VALUES OF DERIVATIVE INSTRUMENTS AT JULY 31, 2009
At July 31, 2009, the Fund had no outstanding derivatives.

EFFECT OF DERIVATIVE INSTRUMENTS IN THE STATEMENT OF OPERATIONS FOR THE YEAR ENDED JULY 31, 2009


   AMOUNT OF REALIZED GAIN OR (LOSS) ON DERIVATIVES RECOGNIZED IN INCOME
---------------------------------------------------------------------------
                                  FORWARD
                                  FOREIGN
                                  CURRENCY
RISK EXPOSURE CATEGORY           CONTRACTS     OPTIONS       TOTAL
---------------------------------------------------------------------------
Equity contracts                $        --  $(8,995,974) $(8,995,974)
---------------------------------------------------------------------------
Foreign exchange contracts       64,413,707     (993,116)  63,420,591
---------------------------------------------------------------------------
TOTAL                           $64,413,707  $(9,989,090) $54,424,617
---------------------------------------------------------------------------



     CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION) ON DERIVATIVES
                            RECOGNIZED IN INCOME
---------------------------------------------------------------------------
                                  FORWARD
                                  FOREIGN
                                  CURRENCY
RISK EXPOSURE CATEGORY           CONTRACTS     OPTIONS       TOTAL
---------------------------------------------------------------------------
Equity contracts                $        --  $15,159,613  $15,159,613
---------------------------------------------------------------------------
Foreign exchange contracts       (1,699,875)     928,175     (771,700)
---------------------------------------------------------------------------
TOTAL                           $(1,699,875) $16,087,788  $14,387,913
---------------------------------------------------------------------------


VOLUME OF DERIVATIVE ACTIVITY

FORWARD FOREIGN CURRENCY CONTRACTS
At July 31, 2009, the Fund had no forward foreign currency contracts outstanding. The monthly average gross notional amount for these contracts was $90.3 million for the year ended July 31, 2009.

OPTIONS
At July 31, 2009, the Fund had no options contracts outstanding. The monthly average gross notional contract amount for these contracts was $82.9 million for the year ended July 31, 2009.

4. EXPENSES AND SALES CHARGES

INVESTMENT MANAGEMENT SERVICES FEES
Under an Investment Management Services Agreement, the Investment Manager determines which securities will be purchased, held or sold. The management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.60% to 0.375% as the Fund's net assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment

--------------------------------------------------------------------------------
42  RIVERSOURCE GROWTH FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

determined monthly by measuring the percentage difference over a rolling 12-month period between the annualized performance of one Class A share of the Fund and the annualized performance of the Lipper Large-Cap Growth Funds Index. In certain circumstances, the Board may approve a change in the index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment decreased the management fee by $1,914,523 for the year ended July 31, 2009. The management fee for the year ended July 31, 2009 was 0.45% of the Fund's average daily net assets, including the adjustment under the terms of the performance incentive arrangement.

ADMINISTRATIVE SERVICES FEES
Under an Administrative Services Agreement, the Fund pays Ameriprise Financial an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.06% to 0.03% as the Fund's net assets increase. The fee for the year ended July 31, 2009 was 0.06% of the Fund's average daily net assets.

OTHER FEES
Other expenses are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended July 31, 2009, other expenses paid to this company were $138,262.

COMPENSATION OF BOARD MEMBERS
Under a Deferred Compensation Plan (the Plan), the board members who are not "interested persons" of the Fund under the 1940 Act may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other funds in the RiverSource Family of Funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the funds until distributed in accordance with the Plan.

TRANSFER AGENCY FEES
Under a Transfer Agency Agreement, RiverSource Service Corporation (the Transfer Agent) maintains Fund shareholder accounts and records and provides Fund shareholder services. The Fund pays the Transfer Agent an annual account-based fee at a rate equal to $19.50 for Class A, $20.50 for Class B and $20.00 for Class C for this service. The Transfer Agent also charges an annual fee of $3 per account serviced directly by the Fund or its designated agent for Class A, Class B and Class C shares. The Fund also pays the Transfer Agent an annual asset-based fee at a rate of 0.05% of the Fund's average daily net assets

--------------------------------------------------------------------------------
                               RIVERSOURCE GROWTH FUND -- 2009 ANNUAL REPORT  43

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

attributable to Class R2, Class R3, Class R4 and Class R5 shares and an annual asset-based fee at a rate of 0.20% of the Fund's average daily net assets attributable to Class W shares. The Transfer Agent charges an annual fee of $5 per inactive account, charged on a pro rata basis for the 12 month period from the date the account becomes inactive. These fees are included in the transfer agency fees in the Statement of Operations.

PLAN ADMINISTRATION SERVICES FEES
Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund's average daily net assets attributable to Class R2, Class R3 and Class R4 shares for the provision of various administrative, recordkeeping, communication and educational services.

DISTRIBUTION FEES
The Fund has an agreement with RiverSource Fund Distributors, Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A, Class R3 and Class W shares, a fee at an annual rate of up to 0.50% of the Fund's average daily net assets attributable to Class R2 shares and a fee at an annual rate of up to 1.00% of the Fund's average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $4,387,000 and $112,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of April 30, 2009, and may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

SALES CHARGES
Sales charges, including front-end and CDSCs, received by the Distributor for distributing Fund shares were $993,128 for Class A, $118,996 for Class B and $1,181 for Class C for the year ended July 31, 2009.

EXPENSES WAIVED/REIMBURSED BY THE INVESTMENT MANAGER AND ITS AFFILIATES
For the year ended July 31, 2009, the Investment Manager and its affiliates waived/reimbursed certain fees and expenses such that net expenses (excluding fees and expenses of acquired funds*), including the adjustment under the terms of a performance incentive arrangement, were as follows:

Class R2............................................  1.21%
Class R3............................................  0.96
Class R4............................................  0.83




--------------------------------------------------------------------------------
44  RIVERSOURCE GROWTH FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

The waived/reimbursed fees and expenses for the transfer agency fees at the class level were as follows:

Class R4..........................................  $5,193


The waived/reimbursed fees and expenses for the plan administration services fees at the class level were as follows:

Class R2..........................................  $    5
Class R3..........................................       5
Class R4..........................................   1,176


Under an agreement which was effective until July 31, 2009, the Investment Manager and its affiliates contractually agreed to waive certain fees and expenses such that net expenses (excluding fees and expenses of acquired funds*), before giving effect to any performance incentive adjustment, would not exceed the following percentage of the class average daily net assets:

Class R4............................................  0.97%


Effective Aug. 1, 2009, the Investment Manager and its affiliates have contractually agreed to waive certain fees and expenses until Sept. 30, 2010, unless sooner terminated at the discretion of the Board, such that net expenses (excluding fees and expenses of acquired funds*), before giving effect to any performance incentive adjustment, will not exceed the following percentage of the class' average daily net assets:

Class A.............................................  1.21%
Class B.............................................  1.98
Class C.............................................  1.97
Class I.............................................  0.76
Class R2............................................  1.56
Class R3............................................  1.31
Class R4............................................  1.06
Class R5............................................  0.81
Class W.............................................  1.21


* In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). Because the acquired funds have varied expense and fee levels and the Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.

BANK FEE CREDITS
During the year ended July 31, 2009, the Fund's transfer agency fees were reduced by $8,220 as a result of bank fee credits from overnight cash balances.


--------------------------------------------------------------------------------
                               RIVERSOURCE GROWTH FUND -- 2009 ANNUAL REPORT  45

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

CUSTODIAN FEES
Effective Dec. 15, 2008, the Fund pays custodian fees to JPMorgan Chase Bank, N.A. For the period from Aug. 1, 2008 to Dec. 15, 2008, the Fund paid custodian fees amounting to $58,493 to Ameriprise Trust Company, a subsidiary of Ameriprise Financial.

5. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $2,279,367,412 and $2,516,886,597, respectively, for the year ended July 31, 2009. Realized gains and losses are determined on an identified cost basis.

6. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

YEAR ENDED JULY 31,                          2009         2008
-----------------------------------------------------------------
CLASS A
Sold                                       2,862,506    3,579,155
Fund merger                                      N/A      647,067
Converted from Class B shares*             1,118,675    1,746,745
Reinvested distributions                   2,608,153      561,728
Redeemed                                 (19,263,353) (21,198,973)
-----------------------------------------------------------------
Net increase (decrease)                  (12,674,019) (14,664,278)
-----------------------------------------------------------------

CLASS B
Sold                                         448,819      733,992
Fund merger                                      N/A      209,948
Reinvested distributions                     267,605           --
Converted to Class A shares*              (1,222,475)  (1,916,878)
Redeemed                                  (2,419,516)  (3,796,082)
-----------------------------------------------------------------
Net increase (decrease)                   (2,925,567)  (4,769,020)
-----------------------------------------------------------------

CLASS C
Sold                                          84,812       78,462
Fund merger                                      N/A       28,823
Reinvested distributions                      18,684        1,155
Redeemed                                    (204,746)    (261,120)
-----------------------------------------------------------------
Net increase (decrease)                     (101,250)    (152,680)
-----------------------------------------------------------------

CLASS I
Sold                                       1,494,146    1,272,282
Fund merger                                      N/A    5,614,412
Reinvested distributions                     782,608       98,532
Redeemed                                  (4,007,743)  (4,180,720)
-----------------------------------------------------------------
Net increase (decrease)                   (1,730,989)   2,804,506
-----------------------------------------------------------------


* Automatic conversion of Class B shares to Class A shares based on the original purchase.


--------------------------------------------------------------------------------
46  RIVERSOURCE GROWTH FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

YEAR ENDED JULY 31,                           2009        2008
-----------------------------------------------------------------
CLASS R4
Sold                                          571,969     815,040
Fund merger                                       N/A       1,376
Reinvested distributions                       80,311      40,170
Redeemed                                   (1,352,945) (3,217,095)
-----------------------------------------------------------------
Net increase (decrease)                      (700,665) (2,360,509)
-----------------------------------------------------------------


7. LENDING OF PORTFOLIO SECURITIES

Effective Dec. 1, 2008, the Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, National Association (JPMorgan). The Agreement authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or U.S. government securities equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral balance are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned. At July 31, 2009, securities valued at $275,073,390 were on loan, secured by cash collateral of $280,211,481 invested in short-term securities or in cash equivalents.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower's failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Income of $364,368 earned from securities lending from Dec. 1, 2008 through July 31, 2009 is

--------------------------------------------------------------------------------
                               RIVERSOURCE GROWTH FUND -- 2009 ANNUAL REPORT  47

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


included in the Statement of Operations. The Fund also continues to earn interest and dividends on the securities loaned.

Prior to Dec. 1, 2008, the Investment Manager served as securities lending agent for the Fund under the Securities Lending Agency Agreement pursuant to which the Fund agreed to reimburse the Investment Manager for expenses incurred by it in connection with the lending program. Expenses paid to the Investment Manager as securities lending agent were $1,771 through Nov. 30, 2008 and are included in other expenses in the Statement of Operations. Cash collateral received on loaned securities had been invested in an affiliated money market fund. Income of $31,253 earned from securities lending from Aug. 1, 2008 through Nov. 30, 2008 is included in the Statement of Operations.

8. OPTIONS CONTRACTS WRITTEN

Contracts and premiums associated with options contracts written during the year ended July 31, 2009, are as follows:

                                    CALLS                    PUTS
                           CONTRACTS    PREMIUMS   CONTRACTS    PREMIUMS
--------------------------------------------------------------------------
Balance July 31, 2008        26,796   $ 2,162,573     5,537   $  3,967,499
Opened                      118,661     9,695,534    34,599      6,791,899
Closed                      (69,042)   (8,731,415)  (40,136)   (10,759,398)
Expired                     (76,415)   (3,126,692)       --             --
--------------------------------------------------------------------------
Balance July 31, 2009            --   $        --        --   $         --
--------------------------------------------------------------------------


9. AFFILIATED MONEY MARKET FUND

The Fund may invest its daily cash balance in RiverSource Short-Term Cash Fund, a money market fund established for the exclusive use of the funds in the RiverSource Family of Funds and other institutional clients of RiverSource Investments. The cost of the Fund's purchases and proceeds from sales of shares of RiverSource Short-Term Cash Fund aggregated $786,297,609 and $822,343,121, respectively, for the year ended July 31, 2009. The income distributions received with respect to the Fund's investment in RiverSource Short-Term Cash Fund can be found in the Statement of Operations and the Fund's invested balance in RiverSource Short-Term Cash Fund at July 31, 2009, can be found in the Portfolio of Investments.

10. BANK BORROWINGS

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (the Administrative Agent), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for

--------------------------------------------------------------------------------
48  RIVERSOURCE GROWTH FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


other temporary or emergency purposes. The credit facility became effective on Oct. 16, 2008, replacing a prior credit facility. The credit facility agreement, which is a collective agreement between the Fund and certain other funds in the RiverSource Family of Funds, severally and not jointly, permits collective borrowings up to $475 million. The borrowers shall have the right, upon written notice to the Administrative Agent to request an increase of up to $175 million in the aggregate amount of the credit facility from new or existing lenders, provided that the aggregate amount of the credit facility shall at no time exceed $650 million. Participation in such increase by any existing lender shall be at such lender's sole discretion. Interest is charged to each Fund based on its borrowings at a rate equal to the federal funds rate plus 0.75%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum, in addition to an upfront fee equal to its pro rata share of 0.02% of the amount of the credit facility. The Fund had no borrowings during the year ended July 31, 2009.

Under the prior credit facility which was effective until Oct. 15, 2008, the Fund had entered into a revolving credit facility with a syndicate of banks headed by JPMorgan Chase Bank, N.A., whereby the Fund was permitted to borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, which was a collective agreement between the Fund and certain other RiverSource funds, severally and not jointly, permitted collective borrowings up to $500 million. Interest was charged to each Fund based on its borrowings at a rate equal to the federal funds rate plus 0.30%. Each borrowing under the credit facility matured no later than 60 days after the date of borrowing. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum.

11. FEDERAL TAX INFORMATION

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of options contracts, foreign currency transactions, recognition of unrealized appreciation (depreciation) for certain derivative investments, investments in partnerships, post-October losses and losses deferred due to wash sales. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.


--------------------------------------------------------------------------------
                               RIVERSOURCE GROWTH FUND -- 2009 ANNUAL REPORT  49

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

In the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $62,403,552 and accumulated net realized loss has been increased by $62,305,595 resulting in a net reclassification adjustment to decrease paid-in capital by $97,957.

The tax character of distributions paid for the years indicated is as follows:

                                           YEAR ENDED JULY 31,
                                    2009                         2008
                         --------------------------   --------------------------
                           ORDINARY      LONG-TERM      ORDINARY      LONG-TERM
                            INCOME     CAPITAL GAIN      INCOME     CAPITAL GAIN
--------------------------------------------------------------------------------
Class A                  $44,910,369        $--       $18,613,899        $--
Class B                    4,161,210         --                --         --
Class C                      290,907         --            35,082         --
Class I                   13,320,253         --         3,250,974         --
Class R2                         146         --                34         --
Class R3                         156         --                46         --
Class R4                   1,366,434         --         1,320,924         --
Class R5                         164         --                63         --
Class W                          149         --                42         --


At July 31, 2009, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income................  $    10,565,980
Undistributed accumulated long-term gain.....  $            --
Accumulated realized loss....................  $(1,295,533,332)
Unrealized appreciation (depreciation).......  $   133,212,349


For federal income tax purposes, the Fund had a capital loss carry-over of $280,504,323 at July 31, 2009, that if not offset by capital gains will expire as follows:

    2011            2017
$178,158,939    $102,345,384


Because the measurement periods for a regulated investment company's income are different for excise tax purposes versus income tax purposes, special rules are in place to protect the amount of earnings and profits needed to support excise tax distributions. As a result, the Fund is permitted to treat net capital losses realized between Nov. 1, 2008 and its fiscal year end (post-October loss) as occurring on the first day of the following tax year. At July 31, 2009, the Fund had a post-October loss of $1,002,115,191 that is treated for income tax purposes as occurring on Aug. 1, 2009.


--------------------------------------------------------------------------------
50  RIVERSOURCE GROWTH FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

The Fund had recognized built-in losses of $12,913,818 at July 31, 2009, that if not offset by capital gains will expire in 2017. As a result of the fund merger (Note 12) the Fund acquired unrealized capital losses, which are limited by Internal Revenue Code section 382.

It is unlikely the Board will authorize a distribution of any net realized capital gains until the available capital loss carry-over and recognized built-in losses have been offset or expire. There is no assurance that the Fund will be able to utilize all of its capital loss carry-over before it expires.

12. FUND MERGER

At the close of business on March 14, 2008, RiverSource Growth Fund acquired the assets and assumed the identified liabilities of RiverSource Fundamental Growth Fund. The reorganization was completed after shareholders approved the plan on Jan. 29, 2008.

The aggregate net assets of RiverSource Growth Fund immediately before the acquisition were $2,444,672,413 and the combined net assets immediately after the acquisition were $2,630,674,125.

The merger was accomplished by a tax-free exchange of 36,872,082 shares of RiverSource Fundamental Growth Fund valued at $186,001,712.

In exchange for the RiverSource Fundamental Growth Fund shares and net assets, RiverSource Growth Fund issued the following number of shares:

                                                     SHARES
------------------------------------------------------------
Class A..........................................    647,067
Class B..........................................    209,948
Class C..........................................     28,823
Class I..........................................  5,614,412
Class R4.........................................      1,376


The components of RiverSource Fundamental Growth Fund's net assets after adjustments for any permanent book-to-tax differences at the merger date were as follows:

                                                                                 EXCESS OF
                                                              ACCUMULATED   DISTRIBUTIONS OVER
                       TOTAL        CAPITAL     UNREALIZED        NET         NET INVESTMENT
                    NET ASSETS       STOCK     DEPRECIATION  REALIZED GAIN        INCOME
----------------------------------------------------------------------------------------------
RiverSource
Fundamental
Growth Fund        $186,001,712  $209,335,799  $(24,043,308)   $4,925,716       $(4,216,495)




--------------------------------------------------------------------------------
                               RIVERSOURCE GROWTH FUND -- 2009 ANNUAL REPORT  51

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

13. SUBSEQUENT EVENTS

Management has evaluated Fund related events and transactions that occurred during the period from the date of the Statement of Assets and Liabilities through Sept. 21, 2009, the date of issuance of the Fund's financial statements. There were no events or transactions that occurred during the period that materially impacted the amounts or disclosures in the Fund's financial statements, other than as noted below.

At a shareholder meeting on June 2, 2009, shareholders approved the merger of RiverSource Growth Fund into Seligman Growth Fund, Inc. As of the close of business on Sept. 11, 2009, the Fund was merged into Seligman Growth Fund, Inc.

14. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court, asking the U.S. Supreme Court to stay the District Court proceedings while the U.S. Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with

--------------------------------------------------------------------------------
52  RIVERSOURCE GROWTH FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.

On November 7, 2008, RiverSource Investments, LLC, a subsidiary of Ameriprise Financial, Inc., acquired J. & W. Seligman & Co. Incorporated (Seligman). In late 2003, Seligman conducted an extensive internal review concerning mutual fund trading practices. Seligman's review, which covered the period 2001-2003, noted one arrangement that permitted frequent trading in certain open-end registered investment companies managed by Seligman (the Seligman Funds); this arrangement was in the process of being closed down by Seligman before September 2003. Seligman identified three other arrangements that permitted frequent trading, all of which had been terminated by September 2002. In January 2004, Seligman, on a voluntary basis, publicly disclosed these four arrangements to its clients and to shareholders of the Seligman Funds. Seligman also provided information concerning mutual fund trading practices to the SEC and the Office of the Attorney General of the State of New York (NYAG).

In September 2006, the NYAG commenced a civil action in New York State Supreme Court against Seligman, Seligman Advisors, Inc. (now known as RiverSource Fund Distributors, Inc.), Seligman Data Corp. and Brian T. Zino (collectively, the Seligman Parties), alleging, in substance, that the Seligman Parties permitted various persons to engage in frequent trading and, as a result, the prospectus disclosure used by the registered investment companies then managed by Seligman was and had been misleading. The NYAG included other related claims and also claimed that the fees charged by Seligman to the Seligman Funds were excessive. On March 13, 2009, without admitting or denying any violations of law or wrongdoing, the Seligman Parties entered into a stipulation of settlement with the NYAG and settled the claims made by the NYAG. Under the terms of the settlement, Seligman paid $11.3 million to four Seligman Funds. This settlement resolved all outstanding matters between the Seligman Parties and the NYAG. In addition to the foregoing matter, the New

--------------------------------------------------------------------------------
                               RIVERSOURCE GROWTH FUND -- 2009 ANNUAL REPORT  53

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


York staff of the SEC indicated in September 2005 that it was considering recommending to the Commissioners of the SEC the instituting of a formal action against Seligman and Seligman Advisors, Inc. relating to frequent trading in the Seligman Funds. Seligman responded to the staff in October 2005 that it believed that any action would be both inappropriate and unnecessary, especially in light of the fact that Seligman had previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds. There have been no further developments with the SEC on this matter.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.


--------------------------------------------------------------------------------
54  RIVERSOURCE GROWTH FUND -- 2009 ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ------------------------

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
RIVERSOURCE GROWTH FUND:


We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of RiverSource Growth Fund (the Fund) (one of the portfolios constituting the RiverSource Large Cap Series, Inc.) as of July 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Fund for the periods presented through July 31, 2006, were audited by other auditors whose report dated September 20, 2006, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2009, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.


--------------------------------------------------------------------------------
                               RIVERSOURCE GROWTH FUND -- 2009 ANNUAL REPORT  55

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (continued) ------------

In our opinion, the financial statements and financial highlights audited by us as referred to above present fairly, in all material respects, the financial position of RiverSource Growth Fund of the RiverSource Large Cap Series, Inc. at July 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP
Minneapolis, Minnesota
September 21, 2009


--------------------------------------------------------------------------------
56  RIVERSOURCE GROWTH FUND -- 2009 ANNUAL REPORT

FEDERAL INCOME TAX INFORMATION -------------------------------------------------
(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

Fiscal year ended July 31, 2009

INCOME DISTRIBUTIONS - the Fund designates the following tax attributes for distributions:
Qualified Dividend Income for individuals........................     49.84%
Dividends Received Deduction for corporations....................     45.38%
U.S. Government Obligations......................................      0.00%


The Fund designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.


--------------------------------------------------------------------------------
                               RIVERSOURCE GROWTH FUND -- 2009 ANNUAL REPORT  57

BOARD MEMBERS AND OFFICERS -----------------------------------------------------

Shareholders elect a Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following is a list of the Fund's Board members. The RiverSource Family of Funds that each Board member oversees consists of 132 funds, which includes 100 RiverSource funds and 32 Seligman funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the Board.

INDEPENDENT BOARD MEMBERS

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
Kathleen Blatz             Board member since    Chief Justice, Minnesota Supreme Court, 1998-2006;       None
901 S. Marquette Ave.      2006                  Attorney
Minneapolis, MN 55402
Age 55
------------------------------------------------------------------------------------------------------------------------------

Arne H. Carlson            Board member since    Chair, RiverSource Family of Funds, 1999-2006; former    None
901 S. Marquette Ave.      1999                  Governor of Minnesota
Minneapolis, MN 55402
Age 75
------------------------------------------------------------------------------------------------------------------------------

Pamela G. Carlton          Board member since    President, Springboard -- Partners in Cross Cultural     None
901 S. Marquette Ave.      2007                  Leadership (consulting company)
Minneapolis, MN 55402
Age 54
------------------------------------------------------------------------------------------------------------------------------

Patricia M. Flynn          Board member since    Trustee Professor of Economics and Management, Bentley   None
901 S. Marquette Ave.      2004                  College; former Dean, McCallum Graduate School of
Minneapolis, MN 55402                            Business, Bentley University
Age 58
------------------------------------------------------------------------------------------------------------------------------

Anne P. Jones              Board member since    Attorney and Consultant                                  None
901 S. Marquette Ave.      1985
Minneapolis, MN 55402
Age 74
------------------------------------------------------------------------------------------------------------------------------

Jeffrey Laikind, CFA       Board member since    Former Managing Director, Shikiar Asset Management       American Progressive
901 S. Marquette Ave.      2005                                                                           Insurance
Minneapolis, MN 55402
Age 73
------------------------------------------------------------------------------------------------------------------------------

Stephen R. Lewis, Jr.      Chair of the Board    President Emeritus and Professor of Economics, Carleton  Valmont Industries,
901 S. Marquette Ave.      since 2007,           College                                                  Inc. (manufactures
Minneapolis, MN 55402      Board member since                                                             irrigation systems)
Age 70                     2002
------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
58  RIVERSOURCE GROWTH FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
John F. Maher              Board member since    Retired President and Chief Executive Officer and        None
901 S. Marquette Ave.      2008                  former Director, Great Western Financial Corporation
Minneapolis, MN 55402                            (financial services), 1986-1997
Age 66
------------------------------------------------------------------------------------------------------------------------------

Catherine James Paglia     Board member since    Director, Enterprise Asset Management, Inc. (private     None
901 S. Marquette Ave.      2004                  real estate and asset management company)
Minneapolis, MN 55402
Age 57
------------------------------------------------------------------------------------------------------------------------------

Leroy C. Richie            Board member since    Counsel, Lewis & Munday, P.C. since 1987; Vice           Digital Ally, Inc.
901 S. Marquette Ave.      2008                  President and General Counsel, Automotive Legal          (digital imaging);
Minneapolis, MN 55402                            Affairs, Chrysler Corporation, 1990-1997                 Infinity, Inc. (oil
Age 68                                                                                                    and gas exploration
                                                                                                          and production); OGE
                                                                                                          Energy Corp. (energy
                                                                                                          and energy services)
------------------------------------------------------------------------------------------------------------------------------
Alison Taunton-Rigby       Board member since    Chief Executive Officer and Director, RiboNovix, Inc.    Idera
901 S. Marquette Ave.      2002                  since 2003 (biotechnology); former President, Forester   Pharmaceuticals,
Minneapolis, MN 55402                            Biotech                                                  Inc.
Age 65                                                                                                    (biotechnology);
                                                                                                          Healthways, Inc.
                                                                                                          (health management
                                                                                                          programs)
------------------------------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
                               RIVERSOURCE GROWTH FUND -- 2009 ANNUAL REPORT  59

BOARD MEMBERS AND OFFICERS (continued) -----------------------------------------

BOARD MEMBER AFFILIATED WITH RIVERSOURCE INVESTMENTS*


NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
William F. Truscott        Board member since    President -- U.S. Asset Management and Chief Investment  None
53600 Ameriprise           2001,                 Officer, Ameriprise Financial, Inc. since 2005;
Financial Center           Vice President since  President, Chairman of the Board and Chief Investment
Minneapolis, MN 55474      2002                  Officer, RiverSource Investments, LLC since 2001;
Age 49                                           Director, President and Chief Executive Officer,
                                                 Ameriprise Certificate Company since 2006; Chairman of
                                                 the Board and Chief Executive Officer, RiverSource
                                                 Distributors, Inc. since 2006 and of RiverSource Fund
                                                 Distributors, Inc. since 2008; Senior Vice
                                                 President -- Chief Investment Officer, Ameriprise
                                                 Financial, Inc., 2001-2005
------------------------------------------------------------------------------------------------------------------------------


* Interested person by reason of being an officer, director, security holder and/or employee of RiverSource Investments or Ameriprise Financial.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling the RiverSource Family of Funds at 1(800) 221-2450; contacting your financial intermediary; or visiting riversource.com/funds.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the Fund's other officers are:

FUND OFFICERS


NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
Patrick T. Bannigan        President since 2006  Director and Senior Vice President -- Asset Management,
172 Ameriprise Financial                         Products and Marketing, RiverSource Investments, LLC
Center                                           and Director and Vice President -- Asset Management,
Minneapolis, MN 55474                            Products and Marketing, RiverSource Distributors, Inc.
Age 43                                           since 2006 and of RiverSource Fund Distributors, Inc.
                                                 since 2008; Managing Director and Global Head of
                                                 Product, Morgan Stanley Investment Management, 2004-
                                                 2006; President, Touchstone Investments, 2002-2004
--------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
60  RIVERSOURCE GROWTH FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
Michelle M. Keeley         Vice President since  Executive Vice President -- Equity and Fixed Income,
172 Ameriprise Financial   2004                  Ameriprise Financial, Inc. and RiverSource Investments,
Center                                           LLC since 2006; Vice President -- Investments,
Minneapolis, MN 55474                            Ameriprise Certificate Company since 2003; Senior Vice
Age 45                                           President -- Fixed Income, Ameriprise Financial, Inc.,
                                                 2002-2006 and RiverSource Investments, LLC, 2004-2006
--------------------------------------------------------------------------------------------------------

Amy K. Johnson             Vice President since  Chief Administrative Officer, RiverSource Investments,
5228 Ameriprise Financial  2006                  LLC since 2009; Vice President -- Asset Management and
Center Minneapolis, MN                           Trust Company Services, RiverSource Investments, LLC,
55474                                            2006-2009; Vice President -- Operations and Compliance,
Age 43                                           RiverSource Investments, LLC, 2004-2006; Director of
                                                 Product Development -- Mutual Funds, Ameriprise
                                                 Financial, Inc., 2001-2004
--------------------------------------------------------------------------------------------------------

Jeffrey P. Fox             Treasurer since 2002  Vice President -- Investment Accounting, Ameriprise
105 Ameriprise Financial                         Financial, Inc. since 2002; Chief Financial Officer,
Center                                           RiverSource Distributors, Inc. since 2006 and of
Minneapolis, MN 55474                            RiverSource Fund Distributors, Inc. since 2008
Age 54
--------------------------------------------------------------------------------------------------------

Scott R. Plummer           Vice President,       Vice President and Chief Counsel -- Asset Management,
5228 Ameriprise Financial  General Counsel and   Ameriprise Financial, Inc. since 2005; Chief Counsel,
Center                     Secretary since 2006  RiverSource Distributors, Inc. and Chief Legal Officer
Minneapolis, MN 55474                            and Assistant Secretary, RiverSource Investments, LLC
Age 50                                           since 2006; Chief Counsel, RiverSource Fund
                                                 Distributors, Inc. since 2008; Vice President, General
                                                 Counsel and Secretary, Ameriprise Certificate Company
                                                 since 2005; Vice President -- Asset Management
                                                 Compliance, Ameriprise Financial, Inc., 2004-2005;
                                                 Senior Vice President and Chief Compliance Officer,
                                                 USBancorp Asset Management, 2002-2004
--------------------------------------------------------------------------------------------------------

Eleanor T.M. Hoagland      Chief Compliance      Chief Compliance Officer, RiverSource Investments, LLC,
100 Park Avenue            Officer since 2009    Kenwood Capital Management LLC, Ameriprise Certificate
New York, NY 10010                               Company, RiverSource Service Corporation and Seligman
Age 58                                           Data Corp. since 2009; Chief Compliance Officer for
                                                 each of the Seligman funds since 2004 and all funds in
                                                 the RiverSource Family of Funds since 2009; Anti-Money
                                                 Laundering Prevention Officer and Identity Theft
                                                 Prevention Officer for each of the Seligman funds since
                                                 2008; Managing Director, J. & W. Seligman & Co.
                                                 Incorporated and Vice-President for each of the
                                                 Seligman funds, 2004-2008
--------------------------------------------------------------------------------------------------------

Neysa M. Alecu             Money Laundering      Vice President -- Compliance, Ameriprise Financial,
2934 Ameriprise Financial  Prevention Officer    Inc. since 2008; Anti-Money Laundering Officer,
Center                     since 2004            Ameriprise Financial, Inc. since 2004; Compliance
Minneapolis, MN 55474                            Director, Ameriprise Financial, Inc., 2004-2008
Age 45
--------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
                               RIVERSOURCE GROWTH FUND -- 2009 ANNUAL REPORT  61

APPROVAL OF INVESTMENT MANAGEMENT SERVICES
AGREEMENT ----------------------------------------------------------------------

RiverSource Investments, LLC ("RiverSource Investments" or the "investment manager"), a wholly-owned subsidiary of Ameriprise Financial, Inc. ("Ameriprise Financial"), serves as the investment manager to the Fund. Under an investment management services agreement (the "IMS Agreement"), RiverSource Investments provides investment advice and other services to the Fund and all funds in the RiverSource Family of Funds (collectively, the "Funds").

On an annual basis, the Fund's Board of Directors (the "Board"), including the independent Board members (the "Independent Directors"), considers renewal of the IMS Agreement. RiverSource Investments prepared detailed reports for the Board and its Contracts Committee in March and April 2009, including reports based on data provided by independent organizations to assist the Board in making this determination. In addition, throughout the year, the Board (or its committees) reviews information prepared by RiverSource Investments addressing the services RiverSource Investments provides and Fund performance. The Board accords particular weight to the work, deliberations and conclusions of the Contracts, Investment Review and Compliance Committees in determining whether to continue the IMS Agreement. At the April 7-8, 2009 in-person Board meeting, independent legal counsel to the Independent Directors reviewed with the Independent Directors various factors relevant to the Board's consideration of advisory agreements and the Board's legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Directors, approved renewal of the IMS Agreement.

Nature, Extent and Quality of Services Provided by RiverSource Investments: The Board analyzed various reports and presentations it had received detailing the services performed by RiverSource Investments, as well as its expertise, resources and capabilities. The Board specifically considered many developments during the past year concerning the services provided by RiverSource Investments, including, in particular, the continued investment in, and resources dedicated to, the Fund's operations, most notably, the large investment made in the acquisition of J. & W. Seligman & Co. Incorporated, including its portfolio management operations, personnel and infrastructure (including the addition of two new offices in New York City and Palo Alto). Further, in connection with the Board's evaluation of the overall package of services provided by RiverSource Investments, the Board considered the quality of the administrative and transfer agency services provided by RiverSource Investments' affiliates to the Fund. The Board also reviewed the financial condition of RiverSource Investments (and its affiliates) and each entity's ability to carry out its responsibilities under the IMS Agreement. Further, the Board considered RiverSource Investments' ability to

--------------------------------------------------------------------------------
62  RIVERSOURCE GROWTH FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


retain key personnel and its expectations in this regard. The Board also discussed the acceptability of the terms of the IMS Agreement (including the relatively broad scope of services required to be performed by RiverSource Investments). The Board concluded that the services being performed under the IMS Agreement were of a reasonably high quality, particularly in light of recent market conditions.

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that RiverSource Investments and its affiliates were in a position to continue to provide a high quality and level of services to the Fund.

Investment Performance: For purposes of evaluating the nature, extent and quality of services provided under the IMS Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered: (i) detailed reports containing data prepared by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund; and (ii) a report detailing the Fund's performance over various periods, recent Fund inflows (and outflows) and a comparison of the Fund's net assets from December 2007 to December 2008. The Board observed that the Fund's investment performance was appropriate in light of the particular management style and the exceptionally challenging market conditions involved. Further, the Board noted that the portfolio management team was replaced in November 2008 and that the Fund is proposed to be merged with a similar fund in 2009.

Comparative Fees, Costs of Services Provided and the Profits Realized By RiverSource Investments and its Affiliates from their Relationships with the
Fund: The Board reviewed comparative fees and the costs of services to be provided under the IMS Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (prepared by an independent organization) showing a comparison of the Fund's expenses with median expenses paid by funds in its peer group, as well as data showing the Fund's contribution to RiverSource Investments' profitability. They also reviewed information in the report comparing the fees charged to the Fund by RiverSource Investments to fees charged to other client accounts (with similar investment strategies to those of the Fund).


--------------------------------------------------------------------------------
                               RIVERSOURCE GROWTH FUND -- 2009 ANNUAL REPORT  63

APPROVAL OF INVESTMENT MANAGEMENT SERVICES
AGREEMENT (continued) ----------------------------------------------------------

The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the Funds' family, while assuring that the overall fees for each fund are generally in line with the "pricing philosophy" (i.e., that the total expense ratio of each fund (excluding the effect of a performance incentive adjustment, if applicable), with few exceptions, is at or below the median expense ratio of funds in the same comparison group). The Board took into account that the Fund's total expense ratio (after considering proposed expense caps/waivers) was slightly below the peer group's median expense ratio shown in the reports. The Board also considered the Fund's performance incentive adjustment and noted its continued appropriateness.

The Board also considered the expected profitability of RiverSource Investments and its affiliates in connection with RiverSource Investments providing investment management services to the Fund. In this regard, the Board referred to a detailed profitability report, discussing the profitability to RiverSource Investments and Ameriprise Financial from managing and operating the Fund, including data showing comparative profitability over the past two years. The Board also considered the services acquired by the investment manager through the use of commission dollars paid by the Funds on portfolio transactions. The Board noted that the fees paid by the Fund should permit the investment manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.

Economies of Scale to be Realized: The Board also considered the economies of scale that might be realized by RiverSource Investments as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. The Board considered that the IMS Agreement provides for lower fees as assets increase at pre-established breakpoints and concluded that the IMS Agreement satisfactorily provided for sharing these economies of scale.

Based on the foregoing, the Board, including all of the Independent Directors, concluded that the investment management service fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On April 8, 2009, the Board, including all of the Independent Directors, approved the renewal of the IMS Agreement for an additional annual period.


--------------------------------------------------------------------------------
64  RIVERSOURCE GROWTH FUND -- 2009 ANNUAL REPORT

PROXY VOTING -------------------------------------------------------------------

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling the RiverSource Family of Funds at 1(800) 221-2450; contacting your financial intermediary; visiting riversource.com/funds; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting riversource.com/funds; or searching the website of the SEC at www.sec.gov.


--------------------------------------------------------------------------------
                               RIVERSOURCE GROWTH FUND -- 2009 ANNUAL REPORT  65

RESULTS OF MEETING OF SHAREHOLDERS  --------------------------------------------

RiverSource Growth Fund

SPECIAL MEETING OF SHAREHOLDERS HELD ON JUNE 2, 2009
(UNAUDITED)

A brief description of the proposal voted upon at the meeting and the votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to the proposal is set forth below. A vote is based on total dollar interest in the Fund.

To approve an Agreement and Plan of Reorganization between the Fund and Seligman Growth Fund, Inc.

 DOLLARS VOTED      DOLLARS VOTED                        BROKER
     "FOR"            "AGAINST"        ABSTENTIONS     NON-VOTES
----------------------------------------------------------------
646,163,658.480    49,402,803.070    36,329,651.367      0.000
----------------------------------------------------------------




--------------------------------------------------------------------------------
66  RIVERSOURCE GROWTH FUND -- 2009 ANNUAL REPORT

RIVERSOURCE GROWTH FUND
734 Ameriprise Financial Center
Minneapolis, MN 55474

RIVERSOURCE.COM/FUNDS


                                This report must be accompanied or preceded by the Fund's
                                current prospectus. RiverSource(R) mutual funds are
                                distributed by RiverSource Fund Distributors, Inc., Member
                                FINRA, and managed by RiverSource Investments, LLC.
                                RiverSource is part of Ameriprise Financial, Inc.
(RIVERSOURCE INVESTMENTS LOGO)  (C)2009 RiverSource Investments, LLC.                             S-6455 AE (9/09)

Annual Report

                                                  (RIVERSOURCE INVESTMENTS LOGO)

RIVERSOURCE
LARGE CAP EQUITY FUND

ANNUAL REPORT FOR
THE PERIOD ENDED
JULY 31, 2009


RIVERSOURCE LARGE CAP EQUITY FUND SEEKS TO PROVIDE
SHAREHOLDERS WITH LONG-TERM GROWTH OF CAPITAL.


                                                 (SINGLE STRATEGY FUNDS ICON)

TABLE OF CONTENTS --------------------------------------------------------------


Your Fund at a Glance..............    2

Manager Commentary.................    5

The Fund's Long-term Performance...   12

Fund Expenses Example..............   14

Portfolio of Investments...........   17

Statement of Assets and
  Liabilities......................   31

Statement of Operations............   33

Statements of Changes in Net
  Assets...........................   35

Financial Highlights...............   37

Notes to Financial Statements......   46

Report of Independent Registered
  Public Accounting Firm...........   66

Federal Income Tax Information.....   68

Board Members and Officers.........   69

Approval of Investment Management
  Services Agreement...............   73

Proxy Voting.......................   76

Results of Meeting of
  Shareholders.....................   76




  At a shareholder meeting on June 2, 2009, shareholders approved the merger of RiverSource Large Cap Equity Fund into RiverSource Disciplined Equity Fund. As of the close of business on Sept. 11, 2009, the Fund was merged into RiverSource Disciplined Equity Fund.



--------------------------------------------------------------------------------
                      RIVERSOURCE LARGE CAP EQUITY FUND -- 2009 ANNUAL REPORT  1

YOUR FUND AT A GLANCE ----------------------------------------------------------

FUND SUMMARY
--------------------------------------------------------------------------------

> RiverSource Large Cap Equity Fund (the Fund) Class A shares declined 26.30%
  (excluding sales charge) for the 12 months ended July 31, 2009.

> The Fund underperformed its benchmark, the Standard & Poor's 500 Composite
  Stock Price Index (S&P 500 Index), which decreased 19.96% during these same 12 months.

> The Fund's peer group, as represented by the Lipper Large-Cap Core Funds
  Index, declined 18.83%, for the same period.

> Effective Nov. 1, 2008, the S&P 500 Index replaced the Russell 1000(R) Index as the Fund's primary benchmark. The Fund's former benchmark, the Russell 1000(R) Index, fell 20.17% during the annual period.

ANNUALIZED TOTAL RETURNS (for period ended July 31, 2009)
--------------------------------------------------------------------------------


                                                               SINCE
                                                             INCEPTION
                                   1 YEAR  3 YEARS  5 YEARS   3/28/02
----------------------------------------------------------------------
RiverSource Large Cap Equity
  Fund
  Class A (excluding sales
  charge)                         -26.30%  -10.28%   -3.15%    -2.53%
----------------------------------------------------------------------
S&P 500 Index (unmanaged)         -19.96%   -6.16%   -0.14%    -0.09%
----------------------------------------------------------------------
Russell 1000 Index (unmanaged)    -20.17%   -5.99%   +0.32%    +0.32%
----------------------------------------------------------------------
Lipper Large-Cap Core Funds
  Index                           -18.83%   -5.36%   +0.03%    -0.41%
----------------------------------------------------------------------



(See "The Fund's Long-term Performance" for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting riversource.com/funds or calling 1(800) 221-2450.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the table above. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses. The Fund's returns reflect the effect of fee waivers/expense reimbursements, if any. Without such waivers/reimbursements, the Fund's returns

--------------------------------------------------------------------------------
2  RIVERSOURCE LARGE CAP EQUITY FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


would be lower. See the Average Annual Total Returns table for performance of other share classes of the Fund.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes. It is not possible to invest directly in an index.

AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

AT JULY 31, 2009
                                                                SINCE
Without sales charge                1 YEAR  3 YEARS  5 YEARS  INCEPTION
Class A (inception 3/28/02)        -26.30%  -10.28%   -3.15%    -2.53%
-----------------------------------------------------------------------
Class B (inception 3/28/02)        -26.82%  -10.98%   -3.90%    -3.30%
-----------------------------------------------------------------------
Class C (inception 3/28/02)        -26.76%  -10.98%   -3.91%    -3.27%
-----------------------------------------------------------------------
Class I (inception 3/4/04)         -26.06%   -9.97%   -2.73%    -3.57%
-----------------------------------------------------------------------
Class R2 (inception 12/11/06)      -26.42%     N/A      N/A    -15.32%
-----------------------------------------------------------------------
Class R3 (inception 12/11/06)      -26.32%     N/A      N/A    -15.12%
-----------------------------------------------------------------------
Class R4 (inception 3/28/02)       -25.99%  -10.16%   -2.96%    -2.34%
-----------------------------------------------------------------------
Class R5 (inception 12/11/06)      -26.01%     N/A      N/A    -14.95%
-----------------------------------------------------------------------

With sales charge
Class A (inception 3/28/02)        -30.55%  -12.03%   -4.29%    -3.32%
-----------------------------------------------------------------------
Class B (inception 3/28/02)        -30.38%  -11.73%   -4.23%    -3.30%
-----------------------------------------------------------------------
Class C (inception 3/28/02)        -27.47%  -10.98%   -3.91%    -3.27%
-----------------------------------------------------------------------



Class A share performance reflects the maximum sales charge of 5.75%. Class B share performance reflects a contingent deferred sales charge (CDSC) applied as follows: first year 5%; second year 4%; third and fourth years 3%; fifth year 2%; sixth year 1%; no sales charge thereafter. Class C shares may be subject to a 1% CDSC if shares are sold within one year after purchase. Sales charges do not apply to Class I, Class R2, Class R3, Class R4 and Class R5 shares. Class I, Class R2, Class R3, Class R4 and Class R5 are available to qualifying institutional investors only.

The Fund's returns reflect the effect of fee waivers/expense reimbursements, if any. Without such waivers/reimbursements, the Fund's returns would be lower.


--------------------------------------------------------------------------------
                      RIVERSOURCE LARGE CAP EQUITY FUND -- 2009 ANNUAL REPORT  3

YOUR FUND AT A GLANCE (continued) ----------------------------------------------

STYLE MATRIX
--------------------------------------------------------------------------------



         STYLE
VALUE    BLEND   GROWTH
           X              LARGE
                          MEDIUM   SIZE
                          SMALL



Shading within the style matrix approximates areas in which the Fund is designed to generally invest.

The style matrix can be a valuable tool for constructing and monitoring your portfolio. It provides a frame of reference for distinguishing the types of stocks or bonds owned by a mutual fund, and may serve as a guideline for helping you build a portfolio.

Investment products, including shares of mutual funds, are not federally or FDIC-insured, are not deposits or obligations of, or guaranteed by any financial institution, and involve investment risks including possible loss of principal and fluctuation in value.



--------------------------------------------------------------------------------
4  RIVERSOURCE LARGE CAP EQUITY FUND -- 2009 ANNUAL REPORT

MANAGER COMMENTARY -------------------------------------------------------------



Dear Shareholder,

RiverSource Large Cap Equity Fund (the Fund) Class A shares declined 26.30% (excluding sales charge) for the 12 months ended July 31, 2009. The Fund underperformed its benchmark, the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index), which decreased 19.96% during these same 12 months. The Fund's peer group, as represented by the Lipper Large-Cap Core Funds Index, declined 18.83%, for the same period.

Effective Nov. 1, 2008, the S&P 500 Index replaced the Russell 1000(R) Index as the Fund's primary benchmark. The Fund's former benchmark, the Russell 1000(R) Index, fell 20.17% during the annual period.


SECTOR DIVERSIFICATION(1) (at July 31, 2009; % of portfolio assets)
---------------------------------------------------------------------

Consumer Discretionary                     13.4%
------------------------------------------------
Consumer Staples                           10.0%
------------------------------------------------
Energy                                     13.2%
------------------------------------------------
Financials                                 16.6%
------------------------------------------------
Health Care                                18.8%
------------------------------------------------
Industrials                                 6.8%
------------------------------------------------
Information Technology                     12.8%
------------------------------------------------
Materials                                   3.6%
------------------------------------------------
Telecommunication Services                  1.8%
------------------------------------------------
Utilities                                   2.9%
------------------------------------------------
Other(2)                                    0.1%
------------------------------------------------


(1) Sectors can be comprised of several industries. Please refer to the section entitled "Portfolio of Investments" for a complete listing. No single industry exceeds 25% of portfolio assets.

    Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan) as of July 31, 2009. The Fund's composition is subject to change.

(2) Cash & Cash Equivalents.

The sectors identified above are based on the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.


--------------------------------------------------------------------------------
                      RIVERSOURCE LARGE CAP EQUITY FUND -- 2009 ANNUAL REPORT  5

MANAGER COMMENTARY (continued) -------------------------------------------------

SIGNIFICANT PERFORMANCE FACTORS
Early in the annual period, financial markets worldwide came under great stress amid a deepening economic downturn. Data showed that the U.S. economy shrank by 6.2% in the fourth quarter of 2008, the largest contraction in 25 years. Consumer confidence fell, and unemployment hit new highs. Gross Domestic Product
(GDP) continued to decline, shrinking 6.4% during the first quarter of 2009. Equities, both in the U.S. and around the globe, sold off, posting major declines not seen since the 1930s. In unprecedented efforts to mitigate the crisis, governments worldwide passed massive stimulus packages and debated strategies to calm investor fears. Beginning in March 2009, economic conditions began to stabilize, with many indicators less negative than they had been in prior months. For example, GDP declined far less than expected during the second quarter, with a comparatively modest contraction of 1%. Certain key drivers in the housing market appeared to turn the corner. Unemployment indicators also gave reason for cautious optimism. Such "green shoots" provided a boost to the equity markets, which subsequently rallied strongly through July 2009. Most major U.S. equity indices were in positive territory year-to-date through July 31, 2009,

TOP TEN HOLDINGS (at July 31, 2009; % of portfolio assets)
---------------------------------------------------------------------

Chevron                                     4.7%
------------------------------------------------
Pfizer                                      4.1%
------------------------------------------------
Johnson & Johnson                           3.7%
------------------------------------------------
McDonald's                                  2.5%
------------------------------------------------
Procter & Gamble                            2.4%
------------------------------------------------
Home Depot                                  2.1%
------------------------------------------------
Bank of America                             2.1%
------------------------------------------------
JPMorgan Chase & Co                         2.0%
------------------------------------------------
IBM                                         1.9%
------------------------------------------------
Microsoft                                   1.8%
------------------------------------------------


Excludes cash & cash equivalents.

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.


--------------------------------------------------------------------------------
6  RIVERSOURCE LARGE CAP EQUITY FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

though it was not enough to outweigh the decline of the first five months of the fiscal year.

We took over the management of this Fund effective Nov. 1, 2008 and thus our discussion regarding significant performance factors focuses on the period from that date through the end of the annual period on July 31, 2009 (the Reporting Period).

The Fund's performance was primarily driven by the three quantitative-based investment themes we employ in selecting stocks for the Fund's portfolio -- momentum, value and quality. During the period from Nov. 1, 2008 through July 31, 2009 the value theme outperformed the S&P 500 Index, but not enough to offset the combined underperformance of the quality and momentum themes. Our value theme was very weak in the early months of the Reporting Period but rebounded strongly later in the Reporting Period, lifted primarily by financials stocks. The quality theme, which had held up well during the equity market volatility through February, trailed during the subsequent rally. The momentum theme lagged, challenged by the difficulty in gauging investor sentiment, which shifted from fear early in the Reporting Period to a more bullish, less risk-averse view later. While history does not guarantee future performance, it may serve as a useful guide. Thus, looking at history, the value theme has rebounded sharply following periods of significant underperformance. As such, in the last months of the Reporting Period, we began to place greater emphasis on the value theme in the Fund. It is important to remember that the themes we use take turns in leading performance over time, demonstrating the advantages of employing style


  During the period from Nov. 1, 2008 through July 31, 2009 the value theme outperformed the S&P 500 Index, but not enough to offset the combined underperformance of the quality and momentum themes.






--------------------------------------------------------------------------------
                      RIVERSOURCE LARGE CAP EQUITY FUND -- 2009 ANNUAL REPORT  7

MANAGER COMMENTARY (continued) -------------------------------------------------


diversification. Such variance in performance supports our research, indicating that the style diversification provided by the three very different quantitative-based themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term.

Following a specific, disciplined process, we do not make sector or industry bets based on economic or equity market outlooks. That said, the Fund's quantitative-based themes led to a bias toward higher quality stocks due to market volatility. This bias hurt results, as higher quality underperformed lower quality during the Reporting Period overall. The Fund's themes also positioned the equity portfolio toward the smaller-cap stocks within the large-cap universe of the S&P 500 Index. This contributed positively to the Fund's results.

The Fund's quantitative-based themes further led to various sector weightings that, together, detracted from results. Having only a modest position in the information technology sector, which outpaced the S&P 500 Index during the Reporting Period, hurt most. Sizable weightings in health care and financials hurt, too, as these were among the weaker performing sectors of the S&P 500 Index during the Reporting Period. Partially offsetting these negatives were the positive effects of a significant allocation to the relatively stronger performing consumer discretionary sector and having a smaller exposure to the weaker telecommunication services sector.

Because we use a bottom-up approach, it is not surprising that most of the Fund's results were due to stock selection. Specifically, stock selection in the financials, consumer discretionary and information technology sectors detracted. This more than offset the combined effect of strong stock selection in energy and telecommunication services.

Among individual holdings, financial services firm MORGAN STANLEY, selected by the value theme, contributed most to the Fund's return during the Reporting Period. Other top contributors included entertainment and communications provider VIRGIN MEDIA, liked by the momentum theme, insurance company CIGNA, a quality pick, home improvement retailer HOME DEPOT, selected primarily by the quality theme, and diversified conglomerate TYCO INTERNATIONAL, a momentum selection.


--------------------------------------------------------------------------------
8  RIVERSOURCE LARGE CAP EQUITY FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

Stocks that detracted most from the Fund's return included two financials companies, each selected by the value theme -- namely, CITIGROUP and JPMORGAN CHASE. Other poor performers during the Reporting Period were pharmaceutical giant PFIZER, selected by the quality and value themes, energy company CHEVRON, a quality and value pick, and leading fast-food chain MCDONALD'S, a momentum selection.

At the end of July, the Fund's largest individual stock holdings were Chevron, Pfizer, JOHNSON & JOHNSON, selected by the quality and momentum themes, McDonald's, and diversified consumer products giant PROCTER & GAMBLE, chosen by the momentum theme.

CHANGES TO THE FUND'S PORTFOLIO
When we took over management of the Fund effective Nov. 1, 2008, we began transitioning the portfolio away from its international equity allocation and from its exposure to several illiquid or private equity positions. In accordance with our risk models' criteria, we also began reducing the size of several large individual positions held in the portfolio. Indeed, our risk models limit the size of individual holdings, as well as sector and industry allocations, relative to the Fund's new benchmark, the S&P 500 Index. For instance, the portfolio's weightings by sector and industry can never be more than 6% overweighted or underweighted, relative to the S&P 500 Index. We also apply additional risk measures that impose constraints on market capitalization, price, quality, turnover, transaction costs and other variables.

As a result of quantitative theme-driven stock selection during the period, the Fund's sector allocations changed somewhat. For example, the Fund's already significant exposure to health care and consumer discretionary increased further, relative to the S&P 500 Index. The Fund's position in industrials also increased, though it remained a smaller weighting than that of the S&P 500 Index. The Fund's sizable position in financials decreased but remained greater than that of the benchmark index. The Fund's exposure to information technology, already less than that of the S&P 500 Index, was reduced further. Each of these changes in sector allocation was reflective of our enhanced emphasis on the value theme in the Fund, as mentioned above. Given all of these changes, the Fund's portfolio turnover rate for the annual period was 117%. The portfolio was


--------------------------------------------------------------------------------
                      RIVERSOURCE LARGE CAP EQUITY FUND -- 2009 ANNUAL REPORT  9

MANAGER COMMENTARY (continued) -------------------------------------------------


repositioned during the Fund's fiscal year with the portfolio management change.



(PHOTO - DIMITRIS BERTSIMAS)                                          (PHOTO - GINA MOURTZINOU)

Dimitris Bertsimas, Ph.D.                                             Gina Mourtzinou, Ph.D.
Senior Portfolio Manager                                              Portfolio Manager




Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of RiverSource Investments, LLC (RiverSource) or any subadviser to the Fund or any other person in the RiverSource or subadviser organizations. Any such views are subject to change at any time based upon market or other conditions and RiverSource disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the RiverSource Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the RiverSource Family of Funds.


--------------------------------------------------------------------------------
10  RIVERSOURCE LARGE CAP EQUITY FUND -- 2009 ANNUAL REPORT

                        THIS PAGE LEFT BLANK INTENTIONALLY

THE FUND'S LONG-TERM PERFORMANCE -----------------------------------------------

The chart on the facing page illustrates the total value of an assumed $10,000 investment in RiverSource Large Cap Equity Fund Class A shares (from 3/28/02 to 7/31/09) as compared to the performance of three widely cited performance indices, the S&P 500 Index, the Russell 1000 Index and the Lipper Large-Cap Core Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distributions paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The table below and the chart on the facing page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary or visiting riversource.com/funds. Also see "Past Performance" in the Fund's current prospectus.

COMPARATIVE RESULTS
--------------------------------------------------------------------------------

Results at July 31, 2009
                                                                                    SINCE
                                                                                  INCEPTION
                                                     1 YEAR   3 YEARS   5 YEARS    3/28/02
RIVERSOURCE LARGE CAP EQUITY FUND
(INCLUDES SALES CHARGE)
Class A Cumulative value of $10,000                  $6,945    $6,808    $8,031     $7,808
-------------------------------------------------------------------------------------------
        Average annual total return                 -30.55%   -12.03%    -4.29%     -3.32%
-------------------------------------------------------------------------------------------
S&P 500 INDEX(1)
        Cumulative value of $10,000                  $8,004    $8,263    $9,930     $9,929
-------------------------------------------------------------------------------------------
        Average annual total return                 -19.96%    -6.16%    -0.14%     -0.09%
-------------------------------------------------------------------------------------------
RUSSELL 1000 INDEX(2)
        Cumulative value of $10,000                  $7,983    $8,308   $10,161    $10,232
-------------------------------------------------------------------------------------------
        Average annual total return                 -20.17%    -5.99%    +0.32%     +0.32%
-------------------------------------------------------------------------------------------
LIPPER LARGE-CAP CORE FUNDS INDEX(3)
        Cumulative value of $10,000                  $8,117    $8,477   $10,015     $9,705
-------------------------------------------------------------------------------------------
        Average annual total return                 -18.83%    -5.36%    +0.03%     -0.41%
-------------------------------------------------------------------------------------------



Results for other share classes can be found on page 3.


--------------------------------------------------------------------------------
12  RIVERSOURCE LARGE CAP EQUITY FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

(VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN RIVERSOURCE LARGE CAP EQUITY FUND LINE GRAPH)


                   RIVERSOURCE LARGE
                       CAP EQUITY
                       FUND CLASS                                                   LIPPER LARGE-CAP
                      A (INCLUDES            S&P 500            RUSSELL 1000           CORE FUNDS
                     SALES CHARGE)           INDEX(1)             INDEX(2)              INDEX(3)
                   -----------------    -----------------    ------------------    -----------------
3/28/02                 $ 9,425               $10,000                $10,000               $10,000
4/02                      8,954                 9,394                  9,427                 9,477
7/02                      7,767                 7,986                  8,014                 8,108
10/02                     7,616                 7,795                  7,788                 7,954
1/03                      7,302                 7,565                  7,589                 7,665
4/03                      7,925                 8,144                  8,158                 8,189
7/03                      8,548                 8,835                  8,911                 8,807
10/03                     8,926                 9,415                  9,527                 9,295
1/04                      9,562                10,179                 10,295                 9,963
4/04                      9,389                10,005                 10,109                 9,769
7/04                      9,164                 9,997                 10,073                 9,689
10/04                     9,243                10,301                 10,415                 9,939
1/05                      9,870                10,812                 10,970                10,398
4/05                      9,711                10,638                 10,835                10,166
7/05                     10,446                11,401                 11,703                10,905
10/05                    10,208                11,198                 11,504                10,799
1/06                     10,805                11,934                 12,293                11,560
4/06                     11,193                12,278                 12,645                11,837
7/06                     10,812                12,014                 12,315                11,449
10/06                    11,693                13,028                 13,348                12,380
1/07                     12,396                13,665                 14,073                12,957
4/07                     12,665                14,147                 14,561                13,396
7/07                     12,499                13,950                 14,340                13,300
10/07                    13,306                14,922                 15,354                14,240
1/08                     11,766                13,348                 13,728                12,799
4/08                     11,602                13,485                 13,889                12,910
7/08                     10,594                12,404                 12,818                11,955
10/08                     7,946                 9,537                  9,703                 9,128
1/09                      6,412                 8,193                  8,369                 7,893
4/09                      6,804                 8,724                  8,986                 8,518
7/09                      7,808                 9,929                 10,232                 9,705




(1) The Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index), an unmanaged index of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices.*
(2) The Russell 1000 Index, an unmanaged index, measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which represents approximately 90% of the total market capitalization of the Russell 3000 Index. The index reflects reinvestment of all distributions and changes in market prices.*
(3) The Lipper Large-Cap Core Funds Index includes the 30 largest large-cap core funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment.
* On Nov. 1, 2008, the S&P 500 Index replaced the Russell 1000 Index as the Fund's primary benchmark. The investment manager made this recommendation to the Fund's Board because the new index more closely aligns to the Fund's investment strategy. Information on both indexes will be included for a one-year transition period. In the future, however, only the S&P 500 Index will be included.


--------------------------------------------------------------------------------
                     RIVERSOURCE LARGE CAP EQUITY FUND -- 2009 ANNUAL REPORT  13

FUND EXPENSES EXAMPLE ----------------------------------------------------------
(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, which may include management fees; distribution and service (12b-1) fees; and other Fund fees and expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. In addition to the ongoing expenses which the Fund bears directly, the Fund's shareholders indirectly bear the ongoing expenses of any funds in which the Fund invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). The Fund's indirect expense from investing in the acquired funds is based on the Fund's pro rata portion of the ongoing expenses charged by acquired funds using the expense ratio of each of the acquired funds as of the acquired fund's most recent shareholder report.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended July 31, 2009.

ACTUAL EXPENSES
The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


--------------------------------------------------------------------------------
14  RIVERSOURCE LARGE CAP EQUITY FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

                                  BEGINNING        ENDING        EXPENSES
                                ACCOUNT VALUE  ACCOUNT VALUE   PAID DURING     ANNUALIZED
                                 FEB. 1, 2009  JULY 31, 2009  THE PERIOD(a)  EXPENSE RATIO
------------------------------------------------------------------------------------------
Class A
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $1,217.60        $4.70(c)        .85%
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,020.69        $4.28(c)        .85%
------------------------------------------------------------------------------------------

Class B
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $1,212.40        $8.94(c)       1.62%
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,016.85        $8.15(c)       1.62%
------------------------------------------------------------------------------------------

Class C
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $1,208.50        $8.92(c)       1.62%
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,016.85        $8.15(c)       1.62%
------------------------------------------------------------------------------------------

Class I
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $1,216.70        $2.43(c)        .44%
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,022.74        $2.22(c)        .44%
------------------------------------------------------------------------------------------

Class R2
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $1,211.30        $6.67(c)       1.21%
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,018.90        $6.09(c)       1.21%
------------------------------------------------------------------------------------------

Class R3
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $1,211.30        $5.46(c)        .99%
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,020.00        $4.99(c)        .99%
------------------------------------------------------------------------------------------

Class R4
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $1,218.00        $3.93(c)        .71%
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,021.39        $3.58(c)        .71%
------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                     RIVERSOURCE LARGE CAP EQUITY FUND -- 2009 ANNUAL REPORT  15

FUND EXPENSES EXAMPLE (continued) ----------------------------------------------

                                  BEGINNING        ENDING        EXPENSES
                                ACCOUNT VALUE  ACCOUNT VALUE   PAID DURING     ANNUALIZED
                                 FEB. 1, 2009  JULY 31, 2009  THE PERIOD(a)  EXPENSE RATIO
------------------------------------------------------------------------------------------
Class R5
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $1,241.20        $2.74(c)        .49%
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,022.49        $2.47(c)        .49%
------------------------------------------------------------------------------------------


(a) Expenses are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
(b) Based on the actual return for the six months ended July 31, 2009: +21.76% for Class A, +21.24% for Class B, +20.85% for Class C, +21.67% for Class I, +21.13% for Class R2, +21.13% for Class R3, +21.80% for Class R4 and +24.12%
    for Class R5.
(c) RiverSource Investments, LLC (the Investment Manager) and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Sept. 30, 2010, unless sooner terminated at the discretion of the Fund's Board, such that net expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment, will not exceed 1.02% for Class A, 1.80% for Class B, 1.78% for Class C, 0.57% for Class I, 1.37% for Class R2, 1.12% for Class R3, 0.87% for Class R4 and 0.62% for Class R5. Any amounts waived will not be reimbursed by the Fund. This change was effective Aug. 1, 2009. Had this change been in place for the entire six month period ended July 31, 2009, the actual expenses paid would have been $4.59 for Class A, $8.88 for Class B, $8.81 for Class C, $2.16 for Class I, $6.56 for Class R2, $5.18 for Class R3, $3.76 for Class R4 and $2.46 for Class R5; the hypothetical expenses paid would have been $4.18 for Class A, $8.10 for Class B, $8.05 for Class C, $1.97 for Class I, $5.99 for Class R2, $4.73 for Class R3, $3.43 for Class R4 and $2.22 for Class R5.


--------------------------------------------------------------------------------
16  RIVERSOURCE LARGE CAP EQUITY FUND -- 2009 ANNUAL REPORT

PORTFOLIO OF INVESTMENTS -------------------------------------------------------

JULY 31, 2009
(Percentages represent value of investments compared to net assets)

INVESTMENTS IN SECURITIES


COMMON STOCKS (99.8%)
ISSUER                                                 SHARES                VALUE(a)
AEROSPACE & DEFENSE (1.2%)
AeroVironment                                             8,500(b)           $241,740
American Science & Engineering                            4,883               340,589
Applied Signal Technology                                 6,775               169,375
Boeing                                                   77,668(d)          3,332,734
Ceradyne                                                 25,331(b,d)          457,225
Cubic                                                     6,066               237,545
General Dynamics                                        172,255             9,541,205
Goodrich                                                 39,840             2,046,182
ITT                                                      24,046             1,187,872
Northrop Grumman                                        113,826             5,074,363
Rockwell Collins                                         33,368             1,408,130
United Technologies                                      70,971             3,865,790
                                                                      ---------------
Total                                                                      27,902,750
-------------------------------------------------------------------------------------

AIR FREIGHT & LOGISTICS (0.6%)
CH Robinson Worldwide                                    75,566(d)          4,120,614
FedEx                                                   138,129(d)          9,370,672
Pacer Intl                                               46,242(d)            114,680
                                                                      ---------------
Total                                                                      13,605,966
-------------------------------------------------------------------------------------

AIRLINES (0.2%)
Alaska Air Group                                         35,201(b)            811,736
Allegiant Travel                                          8,541(b,d)          369,911
AMR                                                      30,335(b,d)          162,292
Continental Airlines Cl B                                14,891(b,d)          166,332
Delta Air Lines                                          59,755(b)            414,102
Hawaiian Holdings                                        65,225(b,d)          416,788
SkyWest                                                  71,912               911,845
Southwest Airlines                                       20,838               163,578
UAL                                                      73,227(b,d)          301,695
US Airways Group                                         81,594(b,d)          239,070
                                                                      ---------------
Total                                                                       3,957,349
-------------------------------------------------------------------------------------

AUTO COMPONENTS (0.2%)
Autoliv                                                   9,244(c,d)          331,028
Cooper Tire & Rubber                                     56,651(d)            836,169
Exide Technologies                                       62,946(b,d)          306,547
Goodyear Tire & Rubber                                   47,349(b)            805,880
Johnson Controls                                         65,605(d)          1,697,857
Spartan Motors                                           35,367               247,569
                                                                      ---------------
Total                                                                       4,225,050
-------------------------------------------------------------------------------------

AUTOMOBILES (0.2%)
Ford Motor                                              249,800(b)          1,998,400
Harley-Davidson                                         162,080(d)          3,663,008
                                                                      ---------------
Total                                                                       5,661,408
-------------------------------------------------------------------------------------

BEVERAGES (2.2%)
Brown-Forman Cl B                                        35,364             1,554,248
Coca-Cola                                               676,369            33,710,231
Coca-Cola Enterprises                                   131,192             2,465,098
Pepsi Bottling Group                                      6,680               226,786
PepsiCo                                                 246,279            13,976,333
                                                                      ---------------
Total                                                                      51,932,696
-------------------------------------------------------------------------------------

BIOTECHNOLOGY (2.4%)
Amgen                                                   722,020(b)         44,989,066
Biogen Idec                                              90,721(b)          4,313,784
Cephalon                                                 65,271(b,d)        3,828,144
Cubist Pharmaceuticals                                   15,801(b)            313,966
Isis Pharmaceuticals                                     42,200(b)            771,416
Myriad Genetics                                          52,950(b)          1,451,889
NPS Pharmaceuticals                                      36,398(b)            141,588
PDL BioPharma                                            32,309               265,903
Vertex Pharmaceuticals                                    9,983(b)            359,488
                                                                      ---------------
Total                                                                      56,435,244
-------------------------------------------------------------------------------------

BUILDING PRODUCTS (0.1%)
American Woodmark                                        11,163               261,661
Apogee Enterprises                                       22,556(d)            328,866
Insteel Inds                                             27,417(d)            279,379
Masco                                                   162,071(d)          2,257,649
                                                                      ---------------
Total                                                                       3,127,555
-------------------------------------------------------------------------------------



                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                     RIVERSOURCE LARGE CAP EQUITY FUND -- 2009 ANNUAL REPORT  17

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)

CAPITAL MARKETS (2.7%)
GFI Group                                                30,674              $197,847
Goldman Sachs Group                                     133,369            21,779,158
Greenhill & Co                                            5,649(d)            425,483
Knight Capital Group Cl A                                24,027(b)            446,181
Morgan Stanley                                        1,011,014            28,813,899
MVC Capital                                              27,641               254,574
State Street                                            174,106             8,757,532
Stifel Financial                                          9,344(b,d)          466,546
SWS Group                                                29,791               409,924
                                                                      ---------------
Total                                                                      61,551,144
-------------------------------------------------------------------------------------

CHEMICALS (1.7%)
Ashland                                                   3,464               114,797
Balchem                                                  10,066               279,332
Calgon Carbon                                            23,017(b)            291,625
CF Inds Holdings                                         31,506             2,487,084
Dow Chemical                                            934,728(d)         19,788,191
Eastman Chemical                                         25,883             1,285,350
EI du Pont de Nemours & Co                              108,801             3,365,215
Innophos Holdings                                        15,945               299,447
Olin                                                     26,906(d)            371,034
OM Group                                                 25,185(b,d)          847,727
PPG Inds                                                 81,561(d)          4,485,855
Sigma-Aldrich                                            56,009             2,842,457
Terra Inds                                                5,426               158,222
Westlake Chemical                                        14,332(d)            358,157
WR Grace & Co                                           100,680(b,d)        1,674,308
                                                                      ---------------
Total                                                                      38,648,801
-------------------------------------------------------------------------------------

COMMERCIAL BANKS (1.8%)
BancFirst                                                 6,108(d)            218,850
BB&T                                                    141,632(d)          3,240,540
Comerica                                                 75,591(d)          1,802,089
Fifth Third Bancorp                                     288,638             2,742,061
First Citizens BancShares Cl A                              949               134,786
First Financial                                           7,250(d)            235,553
First Financial Bankshares                                7,383(d)            388,863
First Horizon Natl                                      265,977(b)          3,409,825
KeyCorp                                                 516,579             2,985,827
MainSource Financial Group                               17,647(d)            118,411
Marshall & Ilsley                                       204,955(d)          1,237,928
PNC Financial Services Group                            395,637            14,504,051
SunTrust Banks                                          146,867             2,863,907
TowneBank                                                11,883(d)            157,569
Trustmark                                                13,770(d)            274,023
UMB Financial                                            10,116(d)            422,040
Wells Fargo & Co                                        268,910             6,577,539
Zions Bancorporation                                      9,592(d)            130,259
                                                                      ---------------
Total                                                                      41,444,121
-------------------------------------------------------------------------------------

COMMERCIAL SERVICES & SUPPLIES (0.4%)
Avery Dennison                                           48,390             1,293,465
GeoEye                                                    8,136(b,d)          201,773
Healthcare Services Group                                17,388(d)            324,634
Herman Miller                                            13,791               229,069
HNI                                                      20,631(d)            459,659
Kimball Intl Cl B                                        44,536               302,845
Republic Services                                        58,912             1,567,058
Rollins                                                  21,495               394,003
RR Donnelley & Sons                                     163,379             2,270,967
Steelcase Cl A                                           42,877               313,860
Sykes Enterprises                                        13,650(b,d)          271,635
Tetra Tech                                               10,673(b,d)          321,471
United Stationers                                        11,111(b,d)          515,773
Viad                                                     15,712               278,417
                                                                      ---------------
Total                                                                       8,744,629
-------------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT (1.4%)
3Com                                                    180,387(b)            680,059
Airvana                                                  49,195(b,d)          305,501
ARRIS Group                                              40,980(b)            499,136
Cisco Systems                                           584,928(b)         12,874,265
Loral Space & Communications                              8,155(b)            170,684
Motorola                                                133,924(d)            958,896
NETGEAR                                                  21,473(b,d)          365,256
QUALCOMM                                                328,496            15,179,800
Starent Networks                                         13,463(b)            322,843
Tellabs                                                  33,981(b)            197,090
                                                                      ---------------
Total                                                                      31,553,530
-------------------------------------------------------------------------------------



See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
18  RIVERSOURCE LARGE CAP EQUITY FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)

COMPUTERS & PERIPHERALS (4.2%)
Adaptec                                                  83,576(b)           $222,312
Apple                                                    74,891(b)         12,236,440
Dell                                                    831,979(b)         11,131,879
Electronics for Imaging                                  26,387(b)            300,812
Hewlett-Packard                                         338,952            14,676,622
IBM                                                     414,283(f)         48,856,394
Lexmark Intl Cl A                                       202,640(b,d)        2,934,227
NCR                                                      18,658(b)            241,435
Novatel Wireless                                         26,135(b,d)          247,760
Seagate Technology                                       57,900(c)            697,116
Sun Microsystems                                         38,258(b)            350,826
Western Digital                                         150,688(b,d)        4,558,312
                                                                      ---------------
Total                                                                      96,454,135
-------------------------------------------------------------------------------------

CONSTRUCTION & ENGINEERING (0.3%)
Dycom Inds                                               15,166(b,d)          193,063
EMCOR Group                                              31,746(b)            765,714
Fluor                                                    72,887(d)          3,848,433
Granite Construction                                     36,466(d)          1,235,468
KBR                                                       9,021               191,155
Michael Baker                                             6,486(b)            276,628
Tutor Perini                                             48,557(b,d)          895,877
                                                                      ---------------
Total                                                                       7,406,338
-------------------------------------------------------------------------------------

CONSTRUCTION MATERIALS (0.1%)
Vulcan Materials                                         72,044             3,420,649
-------------------------------------------------------------------------------------

CONSUMER FINANCE (0.4%)
American Express                                        199,278(d)          5,645,546
Discover Financial Services                              71,584(d)            850,418
SLM                                                     248,814(b,d)        2,211,956
                                                                      ---------------
Total                                                                       8,707,920
-------------------------------------------------------------------------------------

DISTRIBUTORS (0.1%)
Genuine Parts                                            43,172             1,529,152
-------------------------------------------------------------------------------------

DIVERSIFIED CONSUMER SERVICES (0.4%)
Apollo Group Cl A                                        89,532(b)          6,181,290
Career Education                                          6,583(b)            150,882
Corinthian Colleges                                      41,742(b,d)          644,496
H&R Block                                               125,015             2,086,501
Regis                                                    17,567               239,965
Universal Technical Institute                            12,637(b,d)          200,549
                                                                      ---------------
Total                                                                       9,503,683
-------------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES (5.4%)
Bank of America                                       3,728,404            55,143,096
CIT Group                                               338,263(d)            294,289
Citigroup                                             4,473,883(d)         14,182,209
CME Group                                                 8,563             2,387,621
JPMorgan Chase & Co                                   1,330,883            51,438,628
KKR Financial Holdings LLC                              563,202             1,148,932
Moody's                                                   6,357               150,915
NASDAQ OMX Group                                         53,417(b)          1,128,701
                                                                      ---------------
Total                                                                     125,874,391
-------------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES (1.6%)
CenturyTel                                              156,630             4,916,616
NTELOS Holdings                                          11,029               170,839
Qwest Communications Intl                               383,321(d)          1,479,619
Verizon Communications                                  924,751            29,656,765
                                                                      ---------------
Total                                                                      36,223,839
-------------------------------------------------------------------------------------

ELECTRIC UTILITIES (1.3%)
Edison Intl                                               4,849               156,720
FirstEnergy                                              72,466(d)          2,985,599
ITC Holdings                                              9,010(d)            429,777
Northeast Utilities                                     116,179             2,673,279
Pinnacle West Capital                                    43,106             1,377,668
Progress Energy                                         164,213             6,476,561
Southern                                                533,591(d)         16,754,757
                                                                      ---------------
Total                                                                      30,854,361
-------------------------------------------------------------------------------------



                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                     RIVERSOURCE LARGE CAP EQUITY FUND -- 2009 ANNUAL REPORT  19

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)

ELECTRICAL EQUIPMENT (0.3%)
Emerson Electric                                        189,915            $6,909,107
General Cable                                             3,267(b)            126,662
GrafTech Intl                                            55,444(b,d)          761,246
                                                                      ---------------
Total                                                                       7,797,015
-------------------------------------------------------------------------------------

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS (1.0%)
Anixter Intl                                             19,722(b,d)          674,887
Arrow Electronics                                        21,328(b)            549,623
Avnet                                                    24,032(b)            586,381
Benchmark Electronics                                    82,459(b)          1,302,852
Corning                                                 644,506            10,956,602
Ingram Micro Cl A                                        30,378(b)            510,958
Insight Enterprises                                      64,717(b)            666,585
Jabil Circuit                                           194,712             1,783,562
Methode Electronics                                      32,965               249,875
Plexus                                                    6,594(b)            169,400
SYNNEX                                                   19,346(b,d)          549,813
Tyco Electronics                                        266,407(c)          5,719,758
                                                                      ---------------
Total                                                                      23,720,296
-------------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (2.1%)
Baker Hughes                                            144,325             5,845,163
Basic Energy Services                                    42,516(b)            286,983
BJ Services                                             139,383(d)          1,976,451
Complete Production Services                             30,311(b,d)          250,369
Diamond Offshore Drilling                                30,127(d)          2,707,513
ENSCO Intl                                              152,581(d)          5,781,294
GulfMark Offshore                                        12,678(b)            405,569
Halliburton                                             422,282             9,328,210
Helmerich & Payne                                        10,678(d)            366,896
Key Energy Services                                      73,267(b)            509,572
Lufkin Inds                                               8,971               407,283
Nabors Inds                                             168,845(b,c)        2,873,742
Natl Oilwell Varco                                      200,633(b)          7,210,751
Noble                                                    59,877             2,027,435
Oil States Intl                                           7,333(b)            198,871
Parker Drilling                                         149,991(b,d)          692,958
Patterson-UTI Energy                                     28,165(d)            388,959
Pioneer Drilling                                         40,209(b)            176,115
Pride Intl                                               10,576(b,d)          265,140
Rowan Companies                                          84,835             1,809,531
Smith Intl                                              105,370             2,647,948
TETRA Technologies                                       27,138(b,d)          209,234
Tidewater                                                 6,622               297,990
Unit                                                      6,174(b)            195,654
Weatherford Intl                                         49,398(b,c)          926,706
Willbros Group                                           15,871(b)            218,861
                                                                      ---------------
Total                                                                      48,005,198
-------------------------------------------------------------------------------------

FOOD & STAPLES RETAILING (2.4%)
Casey's General Stores                                   32,512(d)            891,804
Ingles Markets Cl A                                      17,188               287,211
Nash Finch                                                8,093               248,455
Pantry                                                   12,779(b)            224,271
Safeway                                                 114,272(d)          2,163,169
SUPERVALU                                                33,537               497,354
Walgreen                                                176,295             5,473,960
Wal-Mart Stores                                         906,652            45,223,802
Winn-Dixie Stores                                        44,499(b,d)          630,551
                                                                      ---------------
Total                                                                      55,640,577
-------------------------------------------------------------------------------------

FOOD PRODUCTS (1.1%)
Archer-Daniels-Midland                                  275,136             8,287,096
Bunge                                                     7,180(d)            502,385
Cal-Maine Foods                                          15,374(d)            452,457
Campbell Soup                                             5,954(d)            184,753
Darling Intl                                             42,476(b)            299,881
Dean Foods                                              128,288(b)          2,718,423
Diamond Foods                                             7,437               209,723
Flowers Foods                                            19,140(d)            452,278
Fresh Del Monte Produce                                  16,371(b,c,d)        350,503
General Mills                                            60,193             3,545,970
Green Mountain Coffee Roasters                           10,076(b,d)          709,753
Hershey                                                   4,333(d)            173,103
J&J Snack Foods                                           7,348(d)            318,462
JM Smucker                                               23,709             1,186,161
Lance                                                    16,056(d)            406,859
Ralcorp Holdings                                         12,274(b,d)          779,522
Sanderson Farms                                           8,829               359,164
Sara Lee                                                425,244(d)          4,524,596
TreeHouse Foods                                          11,352(b,d)          368,372
                                                                      ---------------
Total                                                                      25,829,461
-------------------------------------------------------------------------------------



See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
20  RIVERSOURCE LARGE CAP EQUITY FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)

GAS UTILITIES (0.2%)
Laclede Group                                             9,965              $334,525
New Jersey Resources                                     25,623               989,048
Nicor                                                    32,666(d)          1,190,349
Piedmont Natural Gas                                     15,708               386,731
Questar                                                  73,004             2,414,242
                                                                      ---------------
Total                                                                       5,314,895
-------------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES (0.7%)
Becton Dickinson & Co                                    94,068             6,128,530
CR Bard                                                  13,985             1,028,876
Greatbatch                                                9,720(b,d)          214,229
ICU Medical                                               8,188(b)            318,759
Medtronic                                                28,942             1,025,126
NuVasive                                                 16,656(b,d)          689,392
St. Jude Medical                                        111,411(b)          4,201,309
STERIS                                                   15,583(d)            437,571
Thoratec                                                 32,696(b,d)          821,977
Volcano                                                  21,364(b,d)          324,519
                                                                      ---------------
Total                                                                      15,190,288
-------------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES (3.3%)
Aetna                                                   208,706             5,628,801
AMERIGROUP                                               31,195(b,d)          769,893
Bio-Reference Laboratories                                5,129(b,d)          164,436
Cardinal Health                                          93,991             3,129,900
Chemed                                                    4,418(d)            194,834
CIGNA                                                   328,533             9,330,337
Coventry Health Care                                     31,781(b)            730,963
DaVita                                                   57,423(b)          2,853,923
Emergency Medical Services Cl A                           6,485(b)            253,823
Gentiva Health Services                                  12,919(b,d)          274,916
Health Net                                                9,990(b)            135,165
HealthSpring                                             60,412(b,d)          763,004
HMS Holdings                                             12,314(b,d)          472,858
Humana                                                   21,368(b)            701,939
Kindred Healthcare                                       52,510(b)            737,240
Laboratory Corp of America Holdings                      34,713(b,d)        2,332,366
Landauer                                                  3,898               260,854
LHC Group                                                 6,103(b,d)          179,123
Magellan Health Services                                 31,902(b)          1,032,349
McKesson                                                 89,146             4,559,818
Molina Healthcare                                        21,468(b,d)          484,103
Omnicare                                                  7,225(d)            172,461
Quest Diagnostics                                       162,506(d)          8,876,078
Triple-S Management Cl B                                 15,743(b,c,d)        269,048
UnitedHealth Group                                      763,462            21,422,743
Universal American Financial                             25,232(b)            229,611
WellPoint                                               204,330(b)         10,755,931
                                                                      ---------------
Total                                                                      76,716,517
-------------------------------------------------------------------------------------

HEALTH CARE TECHNOLOGY (--%)
Allscripts-Misys Healthcare Solutions                    29,488(d)            508,079
Cerner                                                    2,578(b,d)          167,776
Computer Programs & Systems                               4,537               176,716
                                                                      ---------------
Total                                                                         852,571
-------------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE (3.1%)
California Pizza Kitchen                                 12,680(b,d)          209,220
Intl Game Technology                                      6,844               135,169
McDonald's                                            1,179,454            64,940,737
Panera Bread Cl A                                         2,083(b,d)          114,482
Starbucks                                               240,766(b,d)        4,261,558
Starwood Hotels & Resorts Worldwide                      23,901(d)            564,303
Wyndham Worldwide                                        86,900             1,212,255
                                                                      ---------------
Total                                                                      71,437,724
-------------------------------------------------------------------------------------

HOUSEHOLD DURABLES (0.9%)
American Greetings Cl A                                  24,198(d)            381,602
Black & Decker                                           39,371(d)          1,480,350
Centex                                                  133,790             1,459,649
DR Horton                                               201,667             2,337,321
Garmin                                                   13,878(c)            383,865
Harman Intl Inds                                         72,907(d)          1,799,345
KB Home                                                  54,179(d)            904,248
Leggett & Platt                                          99,947(d)          1,734,080
Lennar Cl A                                             134,250             1,589,520
Natl Presto Inds                                          5,280               424,301
Newell Rubbermaid                                        40,565(d)            522,072
NVR                                                         401(b)            241,061


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                     RIVERSOURCE LARGE CAP EQUITY FUND -- 2009 ANNUAL REPORT  21

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)
HOUSEHOLD DURABLES (CONT.)
Pulte Homes                                             287,017(d)         $3,263,383
Stanley Works                                             8,721               350,148
Toll Brothers                                             6,345(b,d)          124,108
Whirlpool                                                50,855(d)          2,903,312
                                                                      ---------------
Total                                                                      19,898,365
-------------------------------------------------------------------------------------

HOUSEHOLD PRODUCTS (3.7%)
Clorox                                                  119,621             7,298,077
Colgate-Palmolive                                       194,109            14,061,256
Procter & Gamble                                      1,140,858            63,329,028
                                                                      ---------------
Total                                                                      84,688,361
-------------------------------------------------------------------------------------

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (0.1%)
Calpine                                                   8,553(b)            110,163
Constellation Energy Group                              104,964             3,012,466
                                                                      ---------------
Total                                                                       3,122,629
-------------------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES (1.7%)
General Electric                                      2,422,506            32,461,580
McDermott Intl                                           12,855(b)            251,187
Seaboard                                                    471(d)            515,745
Textron                                                 141,258             1,898,508
Tredegar                                                 16,209(d)            237,300
Tyco Intl                                               113,702(c)          3,436,074
                                                                      ---------------
Total                                                                      38,800,394
-------------------------------------------------------------------------------------

INSURANCE (6.0%)
AFLAC                                                   147,289             5,576,362
Allied World Assurance Holdings                           6,869(c)            298,527
Allstate                                              1,197,191            32,216,410
American Financial Group                                 11,304               275,705
Amerisafe                                                21,519(b)            357,861
Aon                                                     137,109             5,408,950
Arch Capital Group                                        6,237(b,c)          387,879
Aspen Insurance Holdings                                 21,780(c)            541,669
Assurant                                                103,087             2,630,780
Axis Capital Holdings                                    16,884(c)            480,519
Chubb                                                   140,797             6,502,005
Cincinnati Financial                                     84,582             2,042,655
Employers Holdings                                       36,927               514,024
Everest Re Group                                          5,516(c)            442,494
Hartford Financial Services Group                       287,244(d)          4,736,654
HCC Insurance Holdings                                   15,794               396,429
Horace Mann Educators                                    38,344               435,204
IPC Holdings                                             32,454(c)            939,219
Lincoln Natl                                            276,766             5,864,672
Marsh & McLennan Companies                               18,265               372,971
Max Capital Group                                        39,473(c)            788,276
MetLife                                                 521,754            17,713,548
Montpelier Re Holdings                                   50,061(c)            784,956
Odyssey Re Holdings                                      12,427(d)            574,127
PartnerRe                                                 5,647(c,d)          387,328
Platinum Underwriters Holdings                           54,426(c)          1,836,878
Principal Financial Group                               246,500             5,842,050
ProAssurance                                              5,639(b)            286,348
Progressive                                             567,505(b)          8,841,728
Prudential Financial                                    192,833             8,536,717
RenaissanceRe Holdings                                    8,305(c)            417,326
RLI                                                      14,751(d)            731,797
Safety Insurance Group                                   12,332               397,830
Torchmark                                                26,496(d)          1,034,934
Tower Group                                              10,392               259,488
Travelers Companies                                     434,027            18,693,543
WR Berkley                                               17,489               406,269
Zenith Natl Insurance                                    29,120(d)            695,094
                                                                      ---------------
Total                                                                     138,649,226
-------------------------------------------------------------------------------------

INTERNET & CATALOG RETAIL (0.4%)
Amazon.com                                              103,652(b)          8,889,195
NetFlix                                                   6,974(b,d)          306,438
NutriSystem                                              41,148(d)            585,536
PetMed Express                                           10,222(b,d)          189,720
                                                                      ---------------
Total                                                                       9,970,889
-------------------------------------------------------------------------------------



See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
22  RIVERSOURCE LARGE CAP EQUITY FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)

INTERNET SOFTWARE & SERVICES (0.1%)
EarthLink                                               118,051(b)           $997,530
ModusLink Global Solutions                               71,828(b)            512,134
RealNetworks                                             67,312(b,d)          195,205
VistaPrint                                                7,372(b,c,d)        304,095
                                                                      ---------------
Total                                                                       2,008,964
-------------------------------------------------------------------------------------

IT SERVICES (1.1%)
Affiliated Computer Services Cl A                        37,071(b)          1,757,536
Automatic Data Processing                               243,236(d)          9,060,541
Ciber                                                    52,635(b)            174,222
Computer Sciences                                        87,188(b,d)        4,199,846
Convergys                                                13,435(b)            143,889
CSG Systems Intl                                         22,398(b)            373,599
Fiserv                                                   50,050(b)          2,372,871
ManTech Intl Cl A                                         8,341(b)            444,575
MasterCard Cl A                                          13,068             2,535,584
MAXIMUS                                                   5,630               239,951
NCI Cl A                                                  8,433(b,d)          267,242
Paychex                                                 134,912(d)          3,575,168
SAIC                                                     18,983(b)            343,402
Total System Services                                    21,811               320,185
                                                                      ---------------
Total                                                                      25,808,611
-------------------------------------------------------------------------------------

LEISURE EQUIPMENT & PRODUCTS (0.2%)
Brunswick                                                51,291(d)            368,269
Eastman Kodak                                           257,081(d)            763,531
JAKKS Pacific                                            40,483(b,d)          466,769
Mattel                                                  143,230             2,517,984
Polaris Inds                                              5,327(d)            201,733
                                                                      ---------------
Total                                                                       4,318,286
-------------------------------------------------------------------------------------

MACHINERY (1.6%)
AGCO                                                      5,632(b,d)          177,183
Caterpillar                                             109,254(d)          4,813,731
Chart Inds                                               11,721(b)            225,746
Cummins                                                 106,487(d)          4,580,006
Eaton                                                    74,070             3,845,714
Force Protection                                         84,911(b)            438,990
FreightCar America                                        7,315(d)            146,154
Illinois Tool Works                                     185,938             7,539,786
Ingersoll-Rand                                          334,780(c)          9,668,447
Joy Global                                                3,356(d)            124,776
Manitowoc                                               146,341(d)            904,387
Mueller Inds                                             51,804             1,230,863
NACCO Inds Cl A                                           8,300               349,347
Parker Hannifin                                          74,896             3,316,395
Terex                                                    12,700(b,d)          192,786
Timken                                                    8,432               171,844
Wabtec                                                   15,282(d)            514,239
                                                                      ---------------
Total                                                                      38,240,394
-------------------------------------------------------------------------------------

MARINE (--%)
Genco Shipping & Trading                                  6,203(d)            148,314
-------------------------------------------------------------------------------------

MEDIA (0.8%)
CBS Cl B                                                590,869(d)          4,839,217
Gannett                                                 301,222(d)          2,108,554
Meredith                                                 46,849(d)          1,240,093
New York Times Cl A                                      58,290(d)            458,742
News Corp Cl A                                          719,830             7,435,845
Viacom Cl B                                             149,990(b)          3,473,768
WorldSpace Cl A                                         263,942(b,d)            1,016
                                                                      ---------------
Total                                                                      19,557,235
-------------------------------------------------------------------------------------

METALS & MINING (1.8%)
AK Steel Holding                                         93,510             1,839,342
Alcoa                                                   422,699(d)          4,970,940
Allegheny Technologies                                   99,029             2,681,705
AM Castle & Co                                           26,449(d)            279,037
Brush Engineered Materials                               10,112(b,d)          215,689
Cliffs Natural Resources                                  8,998               246,455
Commercial Metals                                        15,756               260,604
Freeport-McMoRan Copper & Gold                          168,263            10,146,258
Haynes Intl                                               7,153(b)            164,734
Horsehead Holding                                        46,388(b,d)          495,888
Kaiser Aluminum                                           8,262               273,142
Newmont Mining                                          153,872             6,362,607
Nucor                                                   135,835             6,040,582
Olympic Steel                                            15,484               394,997
Reliance Steel & Aluminum                                10,684               360,158
Royal Gold                                               10,047               412,731
RTI Intl Metals                                          16,677(b,d)          296,184


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                     RIVERSOURCE LARGE CAP EQUITY FUND -- 2009 ANNUAL REPORT  23

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)
METALS & MINING (CONT.)
Timminco                                                510,164(b,c,d)       $497,365
United States Steel                                     120,605(d)          4,794,049
Worthington Inds                                         32,120               424,626
                                                                      ---------------
Total                                                                      41,157,093
-------------------------------------------------------------------------------------

MULTILINE RETAIL (1.1%)
Big Lots                                                 70,655(b)          1,627,891
Dillard's Cl A                                           75,054(d)            796,323
Dollar Tree                                               4,963(b)            228,894
Family Dollar Stores                                    207,839             6,530,301
JC Penney                                                98,555(d)          2,971,433
Kohl's                                                  164,150(b)          7,969,483
Macy's                                                  169,774             2,361,556
Nordstrom                                                82,493(d)          2,181,115
Sears Holdings                                            5,951(b,d)          394,789
                                                                      ---------------
Total                                                                      25,061,785
-------------------------------------------------------------------------------------

MULTI-UTILITIES (1.2%)
CH Energy Group                                           7,695(d)            380,826
Consolidated Edison                                     199,101(d)          7,836,615
PG&E                                                    340,872(d)         13,761,002
SCANA                                                    46,751             1,652,648
Xcel Energy                                             175,873(d)          3,506,908
                                                                      ---------------
Total                                                                      27,137,999
-------------------------------------------------------------------------------------

OFFICE ELECTRONICS (0.1%)
Xerox                                                   158,635             1,299,221
-------------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (11.2%)
Apache                                                  162,893            13,674,867
Chevron                                               1,754,837           121,908,527
Cimarex Energy                                            5,499(d)            196,754
ConocoPhillips                                          710,508            31,056,305
Frontier Oil                                             14,907               207,207
Frontline                                                 4,642(c,d)          106,163
Hess                                                    127,604             7,043,741
Marathon Oil                                            412,818            13,313,381
Massey Energy                                            51,633(d)          1,373,438
McMoRan Exploration                                      30,874(b)            196,359
Murphy Oil                                              117,952             6,864,806
Noble Energy                                             80,295             4,907,630
Nordic American Tanker Shipping                           9,127(c,d)          279,925
Occidental Petroleum                                    488,757(d)         34,867,925
Peabody Energy                                          100,447             3,325,800
Pioneer Natural Resources                                36,626(d)          1,045,672
Plains Exploration & Production                           5,949(b)            170,439
Rosetta Resources                                        28,754(b)            298,179
St. Mary Land & Exploration                               7,659               182,820
Sunoco                                                  152,800(d)          3,772,632
Swift Energy                                             39,731(b,d)          782,701
Tesoro                                                  154,079(d)          2,016,894
USEC                                                     94,136(b,d)          364,306
Valero Energy                                           369,952(d)          6,659,136
Western Refining                                         23,140(b,d)          150,641
Williams Companies                                      202,174             3,374,284
World Fuel Services                                      13,605(d)            596,715
                                                                      ---------------
Total                                                                     258,737,247
-------------------------------------------------------------------------------------

PAPER & FOREST PRODUCTS (--%)
Intl Paper                                               16,822               316,422
Wausau Paper                                             27,620(d)            259,628
                                                                      ---------------
Total                                                                         576,050
-------------------------------------------------------------------------------------

PERSONAL PRODUCTS (--%)
Chattem                                                   3,303(b,d)          206,999
-------------------------------------------------------------------------------------

PHARMACEUTICALS (12.4%)
Abbott Laboratories                                     102,899             4,629,426
Allergan                                                109,423             5,846,471
Auxilium Pharmaceuticals                                 16,342(b,d)          505,458
Bristol-Myers Squibb                                    544,140            11,829,604
Forest Laboratories                                     214,741(b)          5,546,760
Johnson & Johnson                                     1,601,577            97,520,023
King Pharmaceuticals                                    196,315(b,d)        1,780,577
Merck & Co                                              695,446            20,870,334
Mylan                                                    57,756(b,d)          761,802
Par Pharmaceutical Companies                             19,731(b,d)          319,840
Pfizer                                                6,754,920(d)        107,605,875
Schering-Plough                                         532,992            14,129,618
Valeant Pharmaceuticals Intl                             36,414(b,d)          939,481
ViroPharma                                               75,128(b)            553,693


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
24  RIVERSOURCE LARGE CAP EQUITY FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)
PHARMACEUTICALS (CONT.)
Watson Pharmaceuticals                                   46,739(b)         $1,623,245
Wyeth                                                   266,933            12,425,731
                                                                      ---------------
Total                                                                     286,887,938
-------------------------------------------------------------------------------------

PROFESSIONAL SERVICES (0.1%)
Administaff                                              15,452(d)            387,227
Heidrick & Struggles Intl                                15,205(d)            311,550
Huron Consulting Group                                    6,585(b,d)          292,045
ICF Intl                                                  8,881(b,d)          230,018
Kelly Services Cl A                                      32,477               381,930
Korn/Ferry Intl                                          30,868(b,d)          429,374
Manpower                                                  6,495               311,435
TrueBlue                                                 49,670(b)            630,809
                                                                      ---------------
Total                                                                       2,974,388
-------------------------------------------------------------------------------------

REAL ESTATE INVESTMENT TRUSTS (REITS) (--%)
Capstead Mtge                                            36,929               493,371
Equity Residential                                        8,439(d)            202,536
Liberty Property Trust                                    4,148               115,190
                                                                      ---------------
Total                                                                         811,097
-------------------------------------------------------------------------------------

REAL ESTATE MANAGEMENT & DEVELOPMENT (--%)
Avatar Holdings                                           8,745(b)            187,580
-------------------------------------------------------------------------------------

ROAD & RAIL (0.1%)
Arkansas Best                                            33,461(d)            952,969
Con-way                                                   2,669(d)            121,573
Ryder System                                             43,280(d)          1,520,427
Saia                                                     18,839(b,d)          340,232
                                                                      ---------------
Total                                                                       2,935,201
-------------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (1.7%)
Amkor Technology                                        141,788(b,d)          887,593
Atmel                                                    32,711(b,d)          136,405
Infineon Technologies                                   806,777(b,c,d)      3,322,738
Infineon Technologies ADR                               886,981(b,c,d)      3,601,143
Intel                                                 1,283,714            24,711,494
Lam Research                                             15,569(b,d)          468,004
Linear Technology                                         7,477(d)            200,907
MEMC Electronic Materials                               156,783(b)          2,762,516
MKS Instruments                                          22,873(b)            443,050
Natl Semiconductor                                      114,937(d)          1,730,951
NVIDIA                                                   21,718(b)            280,814
OmniVision Technologies                                  40,728(b)            538,831
Sigma Designs                                            26,295(b,d)          425,190
Silicon Image                                            79,753(b)            195,395
Teradyne                                                 33,804(b,d)          266,376
Xilinx                                                    7,898               171,308
Zoran                                                    33,505(b)            385,978
                                                                      ---------------
Total                                                                      40,528,693
-------------------------------------------------------------------------------------

SOFTWARE (3.2%)
Concur Technologies                                       8,222(b,d)          283,577
EPIQ Systems                                              8,672(b,d)          139,186
Intuit                                                  218,430(b)          6,487,371
Microsoft                                             1,978,466            46,533,520
Oracle                                                  659,566            14,596,196
Pegasystems                                               7,084(d)            200,477
Rovi                                                     13,309(b)            348,163
Symantec                                                306,417(b)          4,574,806
Take-Two Interactive Software                            46,887(d)            446,364
TeleCommunication Systems Cl A                           31,053(b)            257,119
                                                                      ---------------
Total                                                                      73,866,779
-------------------------------------------------------------------------------------

SPECIALTY RETAIL (5.3%)
Abercrombie & Fitch Cl A                                121,228(d)          3,465,909
American Eagle Outfitters                                12,985               186,854
Asbury Automotive Group                                  38,005               531,690
AutoNation                                              123,439(b,d)        2,552,719
AutoZone                                                 18,255(b,d)        2,803,420
Barnes & Noble                                            9,537(d)            219,637
Bed Bath & Beyond                                        96,094(b,d)        3,339,267
Best Buy                                                125,015(d)          4,671,811
Brown Shoe                                               35,184(d)            272,676
Cato Cl A                                                27,254(d)            541,810
Charlotte Russe Holding                                  15,977(b)            239,815
Children's Place Retail Stores                           13,580(b,d)          445,017


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                     RIVERSOURCE LARGE CAP EQUITY FUND -- 2009 ANNUAL REPORT  25

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)
SPECIALTY RETAIL (CONT.)
Collective Brands                                        37,080(b)           $590,314
Dress Barn                                               46,627(b,d)          726,915
Foot Locker                                              34,753(d)            385,063
Gap                                                     312,757(d)          5,104,194
Genesco                                                  12,496(b)            271,413
Group 1 Automotive                                       22,691               668,477
Home Depot                                            2,137,091            55,436,140
Hot Topic                                                59,577(b,d)          460,530
Jo-Ann Stores                                            18,977(b,d)          442,164
Jos A Bank Clothiers                                     17,289(b,d)          632,605
Limited Brands                                          117,345(d)          1,518,444
Lowe's Companies                                        697,082            15,656,461
Men's Wearhouse                                          50,831             1,098,458
Monro Muffler Brake                                       6,976               185,492
Office Depot                                            154,479(b,d)          702,879
OfficeMax                                                67,581(d)            629,179
O'Reilly Automotive                                     137,783(b,d)        5,602,256
PetSmart                                                 15,007(d)            335,707
RadioShack                                              161,303             2,501,810
Rent-A-Center                                            43,584(b)            904,804
Sherwin-Williams                                        124,300(d)          7,178,324
Stage Stores                                             24,180(d)            301,766
Staples                                                 100,397(d)          2,110,345
Tiffany & Co                                             11,563(d)            344,924
Wet Seal Cl A                                            86,206(b)            284,480
                                                                      ---------------
Total                                                                     123,343,769
-------------------------------------------------------------------------------------

TEXTILES, APPAREL & LUXURY GOODS (0.7%)
Carter's                                                 26,542(b)            752,200
Coach                                                   101,339             2,998,621
Jones Apparel Group                                     170,107(d)          2,340,672
Liz Claiborne                                           253,530(d)            801,155
Nike Cl B                                               107,243             6,074,245
Skechers USA Cl A                                        24,247(b)            335,336
Steven Madden                                            11,908(b)            381,770
VF                                                       32,063             2,074,155
                                                                      ---------------
Total                                                                      15,758,154
-------------------------------------------------------------------------------------

THRIFTS & MORTGAGE FINANCE (0.3%)
First Niagara Financial Group                            35,355               464,918
Freddie Mac                                             112,515(b,d)           69,759
Hudson City Bancorp                                      13,309               187,125
Ocwen Financial                                          24,735(b,d)          352,474
People's United Financial                               313,606             5,096,097
                                                                      ---------------
Total                                                                       6,170,373
-------------------------------------------------------------------------------------

TOBACCO (0.5%)
Alliance One Intl                                        32,910(b)            136,247
Altria Group                                            344,858             6,045,361
Lorillard                                                83,747             6,173,829
                                                                      ---------------
Total                                                                      12,355,437
-------------------------------------------------------------------------------------

TRADING COMPANIES & DISTRIBUTORS (0.1%)
Beacon Roofing Supply                                    20,182(b)            338,452
Fastenal                                                 44,898(d)          1,597,021
H&E Equipment Services                                   27,493(b)            292,526
Rush Enterprises Cl A                                    19,939(b,d)          261,201
WESCO Intl                                               10,007(b)            247,073
                                                                      ---------------
Total                                                                       2,736,273
-------------------------------------------------------------------------------------

WATER UTILITIES (--%)
Aqua America                                              8,571(d)            154,792
California Water Service Group                            6,437(d)            243,769
                                                                      ---------------
Total                                                                         398,561
-------------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES (0.3%)
Shenandoah Telecommunications                            12,924(d)            263,133
Sprint Nextel                                         1,283,585(b)          5,134,340
Syniverse Holdings                                       23,531(b)            412,498
USA Mobility                                             37,213               502,376
                                                                      ---------------
Total                                                                       6,312,347
-------------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost: $2,273,422,145)                                                 $2,313,923,905
-------------------------------------------------------------------------------------





See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
26  RIVERSOURCE LARGE CAP EQUITY FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

MONEY MARKET FUND (0.1%)
                                                       SHARES                VALUE(a)
RiverSource Short-Term Cash Fund, 0.41%               2,422,905(e)         $2,422,905
-------------------------------------------------------------------------------------
TOTAL MONEY MARKET FUND
(Cost: $2,422,905)                                                         $2,422,905
-------------------------------------------------------------------------------------



INVESTMENTS OF CASH COLLATERAL RECEIVED FOR SECURITIES ON LOAN (13.0%)
                                                       SHARES                VALUE(a)
CASH COLLATERAL REINVESTMENT FUND (3.1%)
JPMorgan Prime Money Market Fund                     71,115,850           $71,115,850
-------------------------------------------------------------------------------------





                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
ASSET-BACKED COMMERCIAL PAPER (1.8%)
Belmont Funding LLC
 08-03-09                            0.48%           $11,999,520          $11,999,520
Ebbets Funding LLC
 08-03-09                            0.50             14,998,542           14,998,542
Tasman Funding
 08-20-09                            0.95              9,993,667            9,993,667
Versailles Commercial Paper LLC
 08-06-09                            0.75              4,996,354            4,996,354
                                                                      ---------------
Total                                                                      41,988,083
-------------------------------------------------------------------------------------

CERTIFICATES OF DEPOSIT (7.2%)
Banco Espanol de Credito Madrid
 08-05-09                            0.34              2,000,000            2,000,000
Banco Espirito Santo e Comm London
 08-24-09                            0.62              8,495,172            8,495,172
Banco Popular Espanol
 09-04-09                            0.76              4,993,272            4,993,272
 09-23-09                            0.63              3,995,699            3,995,699
Banco Santander-Madrid
 10-13-09                            0.45              9,000,000            9,000,000
Bank of Nova Scotia Singapore
 10-30-09                            0.40             10,000,000           10,000,000
Caisse de Depots et Consignment Paris
 10-19-09                            0.43              9,988,785            9,988,785
Caixa Geral Dep London
 10-26-09                            0.57              5,000,000            5,000,000
Credit Indusrial et Comm London
 10-13-09                            0.52             11,984,075           11,984,075
DZ Bank London
 08-31-09                            0.34              4,498,598            4,498,598
Fortis Bank Brussels
 08-06-09                            0.33              6,900,000            6,900,000
ING Bank London
 10-13-09                            0.50             10,000,000           10,000,000
MIT
 08-18-09                            0.42             10,000,000           10,000,000
Mizuho London
 10-29-09                            0.49              4,000,000            4,000,000
Monte de Pasch London
 08-13-09                            0.71             10,000,086           10,000,086
Nederlandse Waterschapsbank
 10-20-09                            0.40              9,989,788            9,989,788
Raiffeisen ZentralBank Oest Vienna
 08-10-09                            0.50             12,000,000           11,999,999
San Paolo Imi Ireland
 10-07-09                            0.40              5,994,006            5,994,006
Sumitomo Mutsui Banking Brussels
 08-17-09                            0.42             10,000,000           10,000,000
Svenska Singapore
 10-15-09                            0.45              6,000,000            6,000,000
Unicredito Italiano NY
 08-13-09                            0.42             12,000,000           11,999,999
                                                                      ---------------
Total                                                                     166,839,479
-------------------------------------------------------------------------------------

COMMERCIAL PAPER (0.9%)
Citigroup Global Markets
 08-13-09                            0.35              9,999,319            9,999,319
Royal Bank of Scotland Group
 09-10-09                            0.47             11,989,817           11,989,817
                                                                      ---------------
Total                                                                      21,989,136
-------------------------------------------------------------------------------------

TOTAL INVESTMENTS OF CASH COLLATERAL RECEIVED FOR SECURITIES ON LOAN
(Cost: $301,932,548)                                                     $301,932,548
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
(Cost: $2,577,777,598)(g)                                              $2,618,279,358
=====================================================================================






                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                     RIVERSOURCE LARGE CAP EQUITY FUND -- 2009 ANNUAL REPORT  27

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

INVESTMENTS IN DERIVATIVES

FUTURES CONTRACTS OUTSTANDING AT JULY 31, 2009



                             NUMBER OF                                  UNREALIZED
                             CONTRACTS      NOTIONAL     EXPIRATION    APPRECIATION
CONTRACT DESCRIPTION       LONG (SHORT)   MARKET VALUE      DATE      (DEPRECIATION)
------------------------------------------------------------------------------------
S&P 500 Index                   25          $6,152,500   Sept. 2009         $665,617



NOTES TO PORTFOLIO OF INVESTMENTS


(a) Securities are valued by using policies described in Note 2 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At July 31, 2009, the value of foreign securities represented 1.7% of net assets.

(d) At July 31, 2009, security was partially or fully on loan. See Note 7 to the financial statements.

(e) Affiliated Money Market Fund -- See Note 9 to the financial statements. The rate shown is the seven-day current annualized yield at July 31, 2009.

(f) At July 31, 2009, investments in securities included securities valued at $4,705,407 that were partially pledged as collateral to cover initial margin deposits on open stock index futures contracts.

(g) At July 31, 2009, the cost of securities for federal income tax purposes was $2,678,380,723 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                        $146,491,589
     Unrealized depreciation                        (206,592,954)
     -----------------------------------------------------------
     Net unrealized depreciation                    $(60,101,365)
     -----------------------------------------------------------


The industries identified above are based on the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.



--------------------------------------------------------------------------------
28  RIVERSOURCE LARGE CAP EQUITY FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

FAIR VALUE MEASUREMENTS


Statement of Financial Accounting Standards No. 157 (SFAS 157) requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

SFAS 157 establishes a fair value hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. When a valuation uses multiple inputs from varying levels of the hierarchy, the hierarchy level is determined based on the lowest level input or inputs that are significant to the fair value measurement in its entirety. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

     - Level 1 -- Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.

     - Level 2 -- Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

     - Level 3 -- Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Fund Administrator, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Non-U.S. equity securities actively traded in foreign markets may be reflected in Level 2 despite the availability of closing prices, because the Fund evaluates and determines whether those closing prices reflect fair value at the close of the New York Stock Exchange (NYSE) or require adjustment, as described in Note 2 to the financial statements -- Valuation of securities.


--------------------------------------------------------------------------------
                     RIVERSOURCE LARGE CAP EQUITY FUND -- 2009 ANNUAL REPORT  29

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Fund Administrator. Inputs used in a valuation model may include, but are not limited to, financial statement analysis, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund's investments as of July 31, 2009:

                                                FAIR VALUE AT JULY 31, 2009
                            ------------------------------------------------------------------
                                 LEVEL 1           LEVEL 2
                              QUOTED PRICES         OTHER          LEVEL 3
                                IN ACTIVE        SIGNIFICANT     SIGNIFICANT
                               MARKETS FOR       OBSERVABLE     UNOBSERVABLE
DESCRIPTION                 IDENTICAL ASSETS       INPUTS          INPUTS            TOTAL
----------------------------------------------------------------------------------------------
Equity Securities
  Common Stocks(a)           $2,313,923,905              $--         $--        $2,313,923,905
----------------------------------------------------------------------------------------------
Total Equity Securities       2,313,923,905               --          --         2,313,923,905
----------------------------------------------------------------------------------------------
Other
  Affiliated Money
    Market Fund(b)                2,422,905               --          --             2,422,905
  Investments of Cash
   Collateral  Received
   for Securities on
   Loan                          71,115,850      230,816,698          --           301,932,548
----------------------------------------------------------------------------------------------
Total Other                      73,538,755      230,816,698          --           304,355,453
----------------------------------------------------------------------------------------------
Investments in
  Securities                  2,387,462,660      230,816,698          --         2,618,279,358
Other Financial
  Instruments(c)                    665,617               --          --               665,617
----------------------------------------------------------------------------------------------
Total                        $2,388,128,277     $230,816,698         $--        $2,618,944,975
----------------------------------------------------------------------------------------------


(a) All industry classifications are identified in the Portfolio of Investments.
(b) Money market fund that is a sweep investment for cash balances in the Fund at July 31, 2009.
(c) Other Financial Instruments are derivative instruments, which are valued at the unrealized appreciation (depreciation) on the instrument. Derivative descriptions are located in the Investments in Derivatives section of the Portfolio of Investments.






HOW TO FIND INFORMATION ABOUT THE FUND'S QUARTERLY PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling the RiverSource Family of Funds at 1(800) 221-2450.


--------------------------------------------------------------------------------
30  RIVERSOURCE LARGE CAP EQUITY FUND -- 2009 ANNUAL REPORT

STATEMENT OF ASSETS AND LIABILITIES --------------------------------------------
JULY 31, 2009


ASSETS
Investments in securities, at value
  Unaffiliated issuers* (identified cost $2,273,422,145)           $ 2,313,923,905
  Affiliated money market fund (identified cost $2,422,905)              2,422,905
  Investments of cash collateral received for securities on loan
    (identified cost $301,932,548)                                     301,932,548
----------------------------------------------------------------------------------
Total investments in securities (identified cost $2,577,777,598)     2,618,279,358
Capital shares receivable                                               56,188,453
Dividends and accrued interest receivable                                4,056,203
Receivable for investment securities sold                               29,350,588
Variation margin receivable on futures contracts                            28,050
Other receivable                                                           432,997
----------------------------------------------------------------------------------
Total assets                                                         2,708,335,649
----------------------------------------------------------------------------------
LIABILITIES
Capital shares payable                                                  57,648,096
Payable for investment securities purchased                             28,678,198
Payable upon return of securities loaned                               301,932,548
Accrued investment management services fees                                 36,915
Accrued distribution fees                                                   20,428
Accrued transfer agency fees                                                21,225
Accrued administrative services fees                                         3,375
Accrued plan administration services fees                                      461
Other accrued expenses                                                     418,907
----------------------------------------------------------------------------------
Total liabilities                                                      388,760,153
----------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                 $ 2,319,575,496
----------------------------------------------------------------------------------

REPRESENTED BY
Capital stock -- $.01 par value                                    $     7,279,769
Additional paid-in capital                                           4,196,734,727
Undistributed net investment income                                     50,406,073
Accumulated net realized gain (loss)                                (1,976,009,918)
Unrealized appreciation (depreciation) on investments
  and on translation of assets and liabilities in foreign
  currencies                                                            41,164,845
----------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding
  capital stock                                                    $ 2,319,575,496
----------------------------------------------------------------------------------
*Including securities on loan, at value                            $   291,555,333
----------------------------------------------------------------------------------




--------------------------------------------------------------------------------
                     RIVERSOURCE LARGE CAP EQUITY FUND -- 2009 ANNUAL REPORT  31

STATEMENT OF ASSETS AND LIABILITIES (continued) -------------------------------- JULY 31, 2009

NET ASSET VALUE PER SHARE
                                NET ASSETS   SHARES OUTSTANDING   NET ASSET VALUE PER SHARE
Class A                     $1,984,217,715          622,263,354                       $3.19(1)
Class B                     $  196,741,923           62,665,534                       $3.14
Class C                     $   12,767,237            4,078,727                       $3.13
Class I                     $   35,414,783           11,056,120                       $3.20
Class R2                    $        2,641                  822                       $3.21
Class R3                    $        2,641                  822                       $3.21
Class R4                    $   67,662,124           20,899,631                       $3.24
Class R5                    $   22,766,432            7,011,868                       $3.25
-------------------------------------------------------------------------------------------



(1) The maximum offering price per share for Class A is $3.38. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
32  RIVERSOURCE LARGE CAP EQUITY FUND -- 2009 ANNUAL REPORT

STATEMENT OF OPERATIONS --------------------------------------------------------
YEAR ENDED JULY 31, 2009


INVESTMENT INCOME
Income:
Dividends                                                          $    66,237,392
Interest                                                                     1,097
Income distributions from affiliated money market fund                     769,893
Income from securities lending                                           5,128,368
  Less foreign taxes withheld                                                 (156)
----------------------------------------------------------------------------------
Total income                                                            72,136,594
----------------------------------------------------------------------------------
Expenses:
Investment management services fees                                     10,057,519
Distribution fees
  Class A                                                                5,300,686
  Class B                                                                2,745,390
  Class C                                                                  134,053
  Class R2                                                                      13
  Class R3                                                                       7
Transfer agency fees
  Class A                                                                7,489,963
  Class B                                                                1,045,694
  Class C                                                                   49,435
  Class R2                                                                       1
  Class R3                                                                       1
  Class R4                                                                  47,830
  Class R5                                                                   5,627
Administrative services fees                                             1,332,322
Plan administration services fees
  Class R2                                                                       7
  Class R3                                                                       7
  Class R4                                                                 239,150
Compensation of board members                                               78,950
Custodian fees                                                             189,090
Printing and postage                                                       437,944
Registration fees                                                           47,015
Professional fees                                                           80,700
Other                                                                       74,421
----------------------------------------------------------------------------------
Total expenses                                                          29,355,825
  Expenses waived/reimbursed by the Investment Manager and its
    affiliates                                                          (5,578,496)
  Earnings and bank fee credits on cash balances                           (27,696)
----------------------------------------------------------------------------------
Total net expenses                                                      23,749,633
----------------------------------------------------------------------------------
Investment income (loss) -- net                                         48,386,961

----------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                     RIVERSOURCE LARGE CAP EQUITY FUND -- 2009 ANNUAL REPORT  33

STATEMENT OF OPERATIONS (continued) --------------------------------------------
YEAR ENDED JULY 31, 2009

REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
  Security transactions                                            $(1,514,180,554)
  Foreign currency transactions                                         38,079,058
  Futures contracts                                                    (35,299,631)
  Options contracts written                                             (4,792,289)
----------------------------------------------------------------------------------
Net realized gain (loss) on investments                             (1,516,193,416)
Net change in unrealized appreciation (depreciation) on
  investments
  and on translation of assets and liabilities in foreign
  currencies                                                           382,206,451
----------------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies               (1,133,986,965)
----------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations    $(1,085,600,004)
----------------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
34  RIVERSOURCE LARGE CAP EQUITY FUND -- 2009 ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS --------------------------------------------


YEAR ENDED JULY 31,                                                           2009             2008
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                                    $    48,386,961  $    65,487,946
Net realized gain (loss) on investments                             (1,516,193,416)     (20,362,259)
Net change in unrealized appreciation (depreciation) on
  investments and on translation of assets and liabilities in
  foreign currencies                                                   382,206,451     (865,038,637)
---------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations     (1,085,600,004)    (819,912,950)
---------------------------------------------------------------------------------------------------
Distributions to shareholders from:
  Net investment income
    Class A                                                            (73,410,478)     (36,389,921)
    Class B                                                             (5,489,205)              --
    Class C                                                               (317,848)              --
    Class I                                                             (1,247,238)        (866,696)
    Class R2                                                                   (88)             (32)
    Class R3                                                                   (97)             (44)
    Class R4                                                            (4,396,983)      (2,588,075)
    Class R5                                                                  (105)              --
  Net realized gain
    Class A                                                            (11,674,647)    (503,800,045)
    Class B                                                             (1,552,503)     (85,854,373)
    Class C                                                                (75,828)      (3,230,993)
    Class I                                                               (166,927)      (7,554,314)
    Class R2                                                                   (14)            (539)
    Class R3                                                                   (14)            (539)
    Class R4                                                              (654,100)     (31,125,821)
    Class R5                                                                   (14)            (539)
---------------------------------------------------------------------------------------------------
Total distributions                                                    (98,986,089)    (671,411,931)
---------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                     RIVERSOURCE LARGE CAP EQUITY FUND -- 2009 ANNUAL REPORT  35

STATEMENTS OF CHANGES IN NET ASSETS (continued) --------------------------------

YEAR ENDED JULY 31,                                                           2009             2008
CAPITAL SHARE TRANSACTIONS
Proceeds from sales
  Class A shares                                                   $    63,377,441  $   101,098,724
  Class B shares                                                        15,965,516       33,647,160
  Class C shares                                                         1,703,347        2,226,679
  Class I shares                                                         9,032,397       10,561,864
  Class R4 shares                                                       16,847,369       34,516,064
  Class R5 shares                                                       23,232,789               --
Reinvestment of distributions at net asset value
  Class A shares                                                        82,326,172      523,659,899
  Class B shares                                                         6,986,555       85,230,086
  Class C shares                                                           385,379        3,174,765
  Class I shares                                                         1,413,924        8,419,823
  Class R4 shares                                                        5,050,991       33,713,417
Conversions from Class B to Class A
  Class A shares                                                        55,879,729      110,385,457
  Class B shares                                                       (55,879,729)    (110,385,457)
Payments for redemptions
  Class A shares                                                      (618,515,143)  (1,079,980,371)
  Class B shares                                                       (79,087,950)    (315,875,480)
  Class C shares                                                        (4,135,219)      (8,714,618)
  Class I shares                                                        (2,585,718)     (30,081,251)
  Class R4 shares                                                      (75,775,201)    (150,506,498)
  Class R5 shares                                                       (2,543,974)     (26,533,250)
---------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share transactions     (556,321,325)    (775,442,987)
---------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                             (1,740,907,418)  (2,266,767,868)
Net assets at beginning of year                                      4,060,482,914    6,327,250,782
---------------------------------------------------------------------------------------------------
Net assets at end of year                                          $ 2,319,575,496  $ 4,060,482,914
---------------------------------------------------------------------------------------------------
Undistributed net investment income                                $    50,406,073  $    47,429,271
---------------------------------------------------------------------------------------------------



Certain line items from the prior year have been renamed to conform to the current year presentation.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
36  RIVERSOURCE LARGE CAP EQUITY FUND -- 2009 ANNUAL REPORT

FINANCIAL HIGHLIGHTS -----------------------------------------------------------

CLASS A
PER SHARE INCOME AND CAPITAL CHANGES(a)


                                                                 FISCAL PERIOD ENDED JULY 31,
                                                     2009         2008        2007        2006        2005
Net asset value, beginning of period                 $4.52        $6.05       $5.40       $5.26       $4.64
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           .06(b)       .07(b)      .06(b)      .06         .04
Net gains (losses) (both realized and
 unrealized)                                         (1.26)        (.90)        .79         .12         .61
-----------------------------------------------------------------------------------------------------------
Total from investment operations                     (1.20)        (.83)        .85         .18         .65
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                  (.11)        (.05)       (.06)       (.04)       (.02)
Distributions from realized gains                     (.02)        (.65)       (.14)         --        (.01)
-----------------------------------------------------------------------------------------------------------
Total distributions                                   (.13)        (.70)       (.20)       (.04)       (.03)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $3.19        $4.52       $6.05       $5.40       $5.26
-----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)             $1,984       $3,389      $5,039      $5,461      $1,030
-----------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(c),(d)                         1.09%        1.03%       1.09%       1.06%       1.16%
-----------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(d),(e),(f)                      .86%         .97%       1.09%       1.06%       1.11%
-----------------------------------------------------------------------------------------------------------
Net investment income (loss)                         1.97%        1.31%        .99%       1.08%        .79%
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               117%          68%         66%        116%        128%
-----------------------------------------------------------------------------------------------------------
Total return(g)                                    (26.30%)     (15.40%)     15.79%       3.51%      13.99%
-----------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
                     RIVERSOURCE LARGE CAP EQUITY FUND -- 2009 ANNUAL REPORT  37

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------

CLASS B
PER SHARE INCOME AND CAPITAL CHANGES(a)


                                                                 FISCAL PERIOD ENDED JULY 31,
                                                     2009         2008        2007        2006        2005
Net asset value, beginning of period                 $4.41        $5.91       $5.29       $5.15       $4.56
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           .04(b)       .03(b)      .01(b)      .02          --
Net gains (losses) (both realized and
 unrealized)                                         (1.23)        (.88)        .76         .12         .60
-----------------------------------------------------------------------------------------------------------
Total from investment operations                     (1.19)        (.85)        .77         .14         .60
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                  (.06)          --        (.01)         --          --
Distributions from realized gains                     (.02)        (.65)       (.14)         --        (.01)
-----------------------------------------------------------------------------------------------------------
Total distributions                                   (.08)        (.65)       (.15)         --        (.01)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $3.14        $4.41       $5.91       $5.29       $5.15
-----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $197         $433        $833      $1,169        $472
-----------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(c),(d)                         1.86%        1.79%       1.86%       1.84%       1.93%
-----------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(d),(e),(f)                     1.63%        1.73%       1.86%       1.84%       1.88%
-----------------------------------------------------------------------------------------------------------
Net investment income (loss)                         1.20%         .56%        .23%        .28%        .02%
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               117%          68%         66%        116%        128%
-----------------------------------------------------------------------------------------------------------
Total return(g)                                    (26.82%)     (15.97%)     14.71%       2.72%      13.09%
-----------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
38  RIVERSOURCE LARGE CAP EQUITY FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

CLASS C
PER SHARE INCOME AND CAPITAL CHANGES(a)


                                                                 FISCAL PERIOD ENDED JULY 31,
                                                     2009         2008        2007        2006       2005
Net asset value, beginning of period                 $4.41        $5.92       $5.30      $5.16       $4.57
----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           .04(b)       .03(b)      .01(b)     .02          --
Net gains (losses) (both realized and
 unrealized)                                         (1.23)        (.89)        .77        .12         .60
----------------------------------------------------------------------------------------------------------
Total from investment operations                     (1.19)        (.86)        .78        .14         .60
----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                  (.07)          --        (.02)        --          --
Distributions from realized gains                     (.02)        (.65)       (.14)        --        (.01)
----------------------------------------------------------------------------------------------------------
Total distributions                                   (.09)        (.65)       (.16)        --        (.01)
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $3.13        $4.41       $5.92      $5.30       $5.16
----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                $13          $21         $32        $35          $9
----------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(c),(d)                         1.85%        1.79%       1.86%      1.84%       1.93%
----------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(d),(e),(f)                     1.62%        1.73%       1.86%      1.84%       1.88%
----------------------------------------------------------------------------------------------------------
Net investment income (loss)                         1.21%         .55%        .23%       .28%        .02%
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               117%          68%         66%       116%        128%
----------------------------------------------------------------------------------------------------------
Total return(g)                                    (26.76%)     (16.11%)     14.80%      2.71%      13.06%
----------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
                     RIVERSOURCE LARGE CAP EQUITY FUND -- 2009 ANNUAL REPORT  39

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------

CLASS I
PER SHARE INCOME AND CAPITAL CHANGES(a)


                                                                 FISCAL PERIOD ENDED JULY 31,
                                                     2009         2008        2007        2006       2005
Net asset value, beginning of period                 $4.55        $6.09       $5.44      $5.31       $4.67
----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           .07(b)       .09(b)      .09(b)     .10         .05
Net gains (losses) (both realized and
 unrealized)                                         (1.27)        (.90)        .78        .12         .63
----------------------------------------------------------------------------------------------------------
Total from investment operations                     (1.20)        (.81)        .87        .22         .68
----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                  (.13)        (.08)       (.08)      (.09)       (.03)
Distributions from realized gains                     (.02)        (.65)       (.14)        --        (.01)
----------------------------------------------------------------------------------------------------------
Total distributions                                   (.15)        (.73)       (.22)      (.09)       (.04)
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $3.20        $4.55       $6.09      $5.44       $5.31
----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                $35          $39         $68       $105         $43
----------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(c),(d)                          .48%         .57%        .63%       .59%        .70%
----------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(d),(e),(f)                      .44%         .57%        .63%       .59%        .65%
----------------------------------------------------------------------------------------------------------
Net investment income (loss)                         2.41%        1.74%       1.44%      1.53%       1.24%
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               117%          68%         66%       116%        128%
----------------------------------------------------------------------------------------------------------
Total return                                       (26.06%)     (15.02%)     16.13%      4.06%      14.64%
----------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
40  RIVERSOURCE LARGE CAP EQUITY FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

CLASS R2
PER SHARE INCOME AND CAPITAL CHANGES(a)


                                                      Fiscal period ended July 31,
                                                     2009         2008       2007(h)
Net asset value, beginning of period                 $4.55        $6.08       $6.08
------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(b)                        .06          .06         .03
Net gains (losses) (both realized and
 unrealized)                                         (1.28)        (.90)        .19
------------------------------------------------------------------------------------
Total from investment operations                     (1.22)        (.84)        .22
------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                  (.10)        (.04)       (.08)
Distributions from realized gains                     (.02)        (.65)       (.14)
------------------------------------------------------------------------------------
Total distributions                                   (.12)        (.69)       (.22)
------------------------------------------------------------------------------------
Net asset value, end of period                       $3.21        $4.55       $6.08
------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                $--          $--         $--
------------------------------------------------------------------------------------
Gross expenses prior to expense waiver/
 reimbursement(c),(d)                                1.23%        1.39%       1.44%(i)
------------------------------------------------------------------------------------
Net expenses after expense waiver/
 reimbursement(d),(e),(j)                            1.07%        1.14%       1.44%(i)
------------------------------------------------------------------------------------
Net investment income (loss)                         1.77%        1.15%        .67%(i)
------------------------------------------------------------------------------------
Portfolio turnover rate                               117%          68%         66%
------------------------------------------------------------------------------------
Total return                                       (26.42%)     (15.45%)      3.71%(k)
------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
                     RIVERSOURCE LARGE CAP EQUITY FUND -- 2009 ANNUAL REPORT  41

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------

CLASS R3
PER SHARE INCOME AND CAPITAL CHANGES(a)


                                                      Fiscal period ended July 31,
                                                     2009         2008       2007(h)
Net asset value, beginning of period                 $4.56        $6.09       $6.08
------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(b)                        .06          .08         .04
Net gains (losses) (both realized and
 unrealized)                                         (1.27)        (.90)        .19
------------------------------------------------------------------------------------
Total from investment operations                     (1.21)        (.82)        .23
------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                  (.12)        (.06)       (.08)
Distributions from realized gains                     (.02)        (.65)       (.14)
------------------------------------------------------------------------------------
Total distributions                                   (.14)        (.71)       (.22)
------------------------------------------------------------------------------------
Net asset value, end of period                       $3.21        $4.56       $6.09
------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                $--          $--         $--
------------------------------------------------------------------------------------
Gross expenses prior to expense waiver/
 reimbursement(c),(d)                                1.00%        1.14%       1.19%(i)
------------------------------------------------------------------------------------
Net expenses after expense waiver/
 reimbursement(d),(e),(j)                             .83%         .89%       1.19%(i)
------------------------------------------------------------------------------------
Net investment income (loss)                         2.01%        1.40%        .92%(i)
------------------------------------------------------------------------------------
Portfolio turnover rate                               117%          68%         66%
------------------------------------------------------------------------------------
Total return                                       (26.32%)     (15.19%)      3.88%(k)
------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
42  RIVERSOURCE LARGE CAP EQUITY FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

CLASS R4
PER SHARE INCOME AND CAPITAL CHANGES(a)


                                                                 FISCAL PERIOD ENDED JULY 31,
                                                     2009         2008        2007        2006        2005
Net asset value, beginning of period                 $4.58        $6.13       $5.47       $5.28       $4.66
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           .07(b)       .08(b)      .07(b)      .09         .04
Net gains (losses) (both realized and
 unrealized)                                         (1.27)        (.92)        .79         .12         .61
-----------------------------------------------------------------------------------------------------------
Total from investment operations                     (1.20)        (.84)        .86         .21         .65
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                  (.12)        (.06)       (.06)       (.02)       (.02)
Distributions from realized gains                     (.02)        (.65)       (.14)         --        (.01)
-----------------------------------------------------------------------------------------------------------
Total distributions                                   (.14)        (.71)       (.20)       (.02)       (.03)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $3.24        $4.58       $6.13       $5.47       $5.28
-----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                $68         $179        $330      $1,069         $--
-----------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(c),(d)                          .79%         .87%        .90%        .81%        .95%
-----------------------------------------------------------------------------------------------------------
Net expenses after expense waiver/
 reimbursement(d),(e),(f)                             .72%         .82%        .89%        .81%        .90%
-----------------------------------------------------------------------------------------------------------
Net investment income (loss)                         2.09%        1.46%       1.14%       1.41%       1.08%
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               117%          68%         66%        116%        128%
-----------------------------------------------------------------------------------------------------------
Total return                                       (25.99%)     (15.40%)     15.80%       4.03%      14.06%
-----------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
                     RIVERSOURCE LARGE CAP EQUITY FUND -- 2009 ANNUAL REPORT  43

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------

CLASS R5
PER SHARE INCOME AND CAPITAL CHANGES(a)


                                                      Fiscal period ended July 31,
                                                     2009         2008       2007(h)
Net asset value, beginning of period                 $4.61        $6.11       $6.08
------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(b)                        .07          .08         .06
Net gains (losses) (both realized and
 unrealized)                                         (1.28)        (.93)        .19
------------------------------------------------------------------------------------
Total from investment operations                     (1.21)        (.85)        .25
------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                  (.13)          --        (.08)
Distributions from realized gains                     (.02)        (.65)       (.14)
------------------------------------------------------------------------------------
Total distributions                                   (.15)        (.65)       (.22)
------------------------------------------------------------------------------------
Net asset value, end of period                       $3.25        $4.61       $6.11
------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                $23          $--         $25
------------------------------------------------------------------------------------
Gross expenses prior to expense waiver/
 reimbursement(c),(d)                                 .51%         .67%        .70%(i)
------------------------------------------------------------------------------------
Net expenses after expense waiver/
 reimbursement(d),(e),(f)                             .48%         .67%        .70%(i)
------------------------------------------------------------------------------------
Net investment income (loss)                         2.37%        1.21%       1.44%(i)
------------------------------------------------------------------------------------
Portfolio turnover rate                               117%          68%         66%
------------------------------------------------------------------------------------
Total return                                       (26.01%)     (15.38%)      4.24%(k)
------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
44  RIVERSOURCE LARGE CAP EQUITY FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS
(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Per share amounts have been calculated using the average shares outstanding method.
(c) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(f) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the year ended July 31, 2009 were less than 0.01% of average net assets. The ratio of net expenses after expense waiver/reimbursement and after reduction for earnings and bank fee credits was 0.96% for Class A, 1.72% for Class B 1.72% for Class C, 0.56% for Class I, 0.81% for Class R4 and 0.66% for Class R5 for the year ended July 31, 2008.
(g) Total return does not reflect payment of a sales charge.
(h) For the period from Dec. 11, 2006 (inception date) to July 31, 2007.
(i) Adjusted to an annual basis.
(j) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits were less than 0.01% of average net assets for the years ended July 31, 2009 and 2008.
(k) Not annualized.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
                     RIVERSOURCE LARGE CAP EQUITY FUND -- 2009 ANNUAL REPORT  45

NOTES TO FINANCIAL STATEMENTS --------------------------------------------------

1. ORGANIZATION

RiverSource Large Cap Equity Fund (the Fund) is a series of RiverSource Large Cap Series, Inc. and is registered under the Investment Company Act of 1940, as amended (the 1940 Act) as a diversified, open-end management investment company. RiverSource Large Cap Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Funds Board of Directors (the Board). The Fund invests primarily in equity securities of companies with a market capitalization greater than $5 billion at the time of purchase.

The Fund offers Class A, Class B, Class C, Class I, Class R2, Class R3, Class R4 and Class R5 shares.

- Class A shares are offered with a front-end sales charge, which may be waived under certain circumstances.

- Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares one month after the completion of the eighth year of ownership if originally purchased in a RiverSource fund on or after May 21, 2005 or originally purchased in a Seligman fund on or after June 13, 2009. Class B shares originally purchased in a RiverSource fund prior to May 21, 2005 will convert to Class A shares in the ninth calendar year of ownership. Class B shares originally purchased in a Seligman fund prior to June 13, 2009 will convert to Class A shares in the month prior to the ninth year of ownership.

-  Class C shares may be subject to a CDSC.

- Class I, Class R2, Class R3, Class R4 and Class R5 shares are offered without a front-end sales charge or CDSC to qualifying institutional investors.

At July 31, 2009, RiverSource Investments, LLC (RiverSource Investments or the Investment Manager) and affiliated funds-of-funds in the RiverSource Family of Funds owned 100% of Class I shares, and the Investment Manager owned 100% of Class R2 and Class R3 shares.

All classes of shares have identical voting, dividend and liquidation rights. Class specific expenses (e.g., distribution and service fees, transfer agency fees, plan administration services fees) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.


--------------------------------------------------------------------------------
46  RIVERSOURCE LARGE CAP EQUITY FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES
Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

VALUATION OF SECURITIES
All securities are valued at the close of business of the New York Stock Exchange (NYSE). Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued by an independent pricing service using an evaluated bid. When market quotes are not readily available, the pricing service, in determining fair values of debt securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. The procedures adopted by the Board generally contemplate the use of fair valuation in the event that price quotations or valuations are not readily available, price quotations or valuations from other sources are not reflective of market value and thus deemed unreliable, or a significant event has occurred in relation to a security or class of securities (such as foreign securities) that is not reflected in price quotations or valuations from other sources. A fair value price is a good faith estimate of the value of a security at a given point in time.

Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE, including significant movements in the U.S. market after foreign exchanges have closed. Accordingly, in those situations, Ameriprise Financial, Inc. (Ameriprise Financial), parent company of the Investment Manager, as administrator to the Fund, will fair value foreign securities pursuant to procedures adopted by the Board, including utilizing a third party pricing service to determine these fair values. These procedures take into account multiple factors, including movements in the U.S. securities markets, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. Swap transactions are valued through an authorized pricing service, broker, or an internal model.

Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest


--------------------------------------------------------------------------------
                     RIVERSOURCE LARGE CAP EQUITY FUND -- 2009 ANNUAL REPORT  47

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


rates. Typically, those maturing in 60 days or less that originally had maturities of more than 60 days at acquisition date are valued at amortized cost using the market value on the 61st day before maturity. Short-term securities maturing in 60 days or less at acquisition date are valued at amortized cost. Amortized cost is an approximation of market value. Investments in money market funds are valued at net asset value.

FOREIGN CURRENCY TRANSLATIONS
Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the Statement of Operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

GUARANTEES AND INDEMNIFICATIONS
Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES
The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income (which includes net short-term capital gains) to shareholders. No provision for income or excise taxes is thus required.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Generally, the tax authorities can examine all the tax returns filed for the last three years.

DIVIDENDS TO SHAREHOLDERS
An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund

--------------------------------------------------------------------------------
48  RIVERSOURCE LARGE CAP EQUITY FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

OTHER
Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

SECURITY LITIGATION SETTLEMENTS
Litigation proceeds from Enron Corp. related to portfolio securities no longer included in the portfolio are recorded as realized gains. Proceeds received during the year ended July 31, 2009 were $589,084.

3. INVESTMENTS IN DERIVATIVES

The Fund may invest in certain derivative instruments, which are transactions whose values depend on or are derived from (in whole or in part) the value of one or more other assets, such as securities, currencies, commodities or indices. Such derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs, and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk, and credit risk.

FORWARD FOREIGN CURRENCY CONTRACTS
The Fund may enter into forward foreign currency contracts in connection with settling purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund's securities or as part of its investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily based upon foreign currency exchange rates from an independent pricing service and the change in value is recorded as unrealized appreciation or depreciation. The Fund will record a realized gain or loss when the forward foreign currency contract is closed.

The risks of forward foreign currency contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that the counterparty will not complete its contractual obligation, which may be in excess of the amount reflected in the Statement of

--------------------------------------------------------------------------------
                     RIVERSOURCE LARGE CAP EQUITY FUND -- 2009 ANNUAL REPORT  49

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


Assets and Liabilities. At July 31, 2009, the Fund had no outstanding forward foreign currency contracts.

FUTURES TRANSACTIONS
The Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange to produce incremental earnings, hedge existing positions or protect against market changes in the value of equities, interest rates or foreign currencies. The Fund may also buy and write put and call options on these futures contracts. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Futures and options on futures are valued daily based upon the last sale price at the close of the market on the principal exchange on which they are traded. Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Upon entering into futures contracts, the Fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

OPTION TRANSACTIONS
The Fund may buy and write options traded on any U.S. or foreign exchange, or in the over-the-counter (OTC) market to produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments. The Fund may also buy and sell put and call options and write covered call options on portfolio securities. Options are contracts which entitle the holder to purchase or sell securities or other financial instruments at a specified price, or in the case of index options, to receive or pay the difference between the index value and the strike price of the index option. Completion of transactions for options traded in the OTC market depends upon the performance of the other party. Cash collateral may be collected or posted by the Fund to secure certain OTC options trades. Cash collateral held or posted by the Fund for such option trades must be returned to the counterparty or the Fund upon closure, exercise or expiration of the contract.

Option contracts purchased are recorded as investments and options contracts written are recorded as liabilities of the Fund. Option contracts are valued daily

--------------------------------------------------------------------------------
50  RIVERSOURCE LARGE CAP EQUITY FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. Option contracts, including OTC option contracts, with no readily available market value are valued using quotations obtained from independent brokers as of the close of the NYSE. The Fund will realize a gain or loss when the option transaction expires or is exercised. When options on debt securities or futures are exercised, the Fund will realize a gain or loss. When other options are exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The Fund's maximum payout in the case of written put option contracts represents the maximum potential amount of future payments (undiscounted) that the Fund could be required to make as a guarantor for written put options. For OTC options contracts, the transaction is also subject to counterparty credit risk. The maximum payout amount may be offset by the subsequent sale, if any, of assets obtained upon the exercise of the put options by holders of the option contracts or proceeds received upon entering into the contracts. At July 31, 2009 the Fund had no outstanding purchased or written options contracts.

TOTAL RETURN SWAP TRANSACTIONS
The Fund may enter into total return swap transactions to gain exposure to the total return on a specified reference security, a basket of reference securities or a reference security index during the specified period, in return for periodic payments based on a fixed or variable interest rate. Total return swap transactions may be used to obtain exposure to a security or market without owning or taking physical custody of such reference security or securities in a market.

The notional amounts of swap contracts are not recorded in the financial statements. Swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time the Fund will realize a gain or (loss). Periodic payments received (or made) by the Fund over the term of the contract are recorded as realized gains (losses).

Total return swap transactions may be subject to liquidity risk, which exists when a particular swap is difficult to purchase or sell. It may not be possible for the Fund to initiate a transaction or liquidate a position at an advantageous time or

--------------------------------------------------------------------------------
                     RIVERSOURCE LARGE CAP EQUITY FUND -- 2009 ANNUAL REPORT  51

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


price, which may result in significant losses. Total return swaps are subject to the risk associated with the investment in the reference securities. The risk in the case of short total return swap transactions is unlimited based on the potential for unlimited increases in the market value of the reference securities. This risk may be offset if the Fund holds any of the reference securities. The risk in the case of long total return swap transactions is limited to the current notional amount of the total return swap. Total return swaps are also subject to the risk of the counterparty not fulfilling its obligations under the contract. The counterparty risk may be offset by any collateral held by the Fund related to the swap transactions. At July 31, 2009, and for the year then ended, the Fund had no outstanding total return swap contracts.

EFFECTS OF DERIVATIVE TRANSACTIONS ON THE FINANCIAL STATEMENTS
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions on the Fund's operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

FAIR VALUES OF DERIVATIVE INSTRUMENTS AT JULY 31, 2009


                            ASSET DERIVATIVES                 LIABILITY DERIVATIVES
                     -------------------------------  -------------------------------------
                     STATEMENT OF ASSETS              STATEMENT OF ASSETS
RISK EXPOSURE          AND LIABILITIES                  AND LIABILITIES
CATEGORY                   LOCATION       FAIR VALUE        LOCATION       FAIR VALUE
-------------------------------------------------------------------------------------------
Equity contracts     Net
                     assets -- unrealiz-
                     ed appreciation       $665,617*          N/A              N/A
-------------------------------------------------------------------------------------------
Total                                      $665,617                            N/A
-------------------------------------------------------------------------------------------


* Includes cumulative appreciation (depreciation) of futures contracts as reported in the Futures Contracts Outstanding table following the Portfolio of Investments. Only the current day's variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.


--------------------------------------------------------------------------------
52  RIVERSOURCE LARGE CAP EQUITY FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

EFFECT OF DERIVATIVE INSTRUMENTS IN THE STATEMENT OF OPERATIONS
FOR THE YEAR ENDED JULY 31, 2009


        AMOUNT OF REALIZED GAIN OR (LOSS) ON DERIVATIVES RECOGNIZED IN INCOME
------------------------------------------------------------------------------------
                      FORWARD FOREIGN
RISK EXPOSURE             CURRENCY
CATEGORY                 CONTRACTS        FUTURES      OPTIONS        TOTAL
------------------------------------------------------------------------------------
Equity contracts        $        --    $(35,299,631) $(6,083,114) $(41,382,745)
------------------------------------------------------------------------------------
Foreign exchange
  contracts              41,374,261              --     (582,142)   40,792,119
------------------------------------------------------------------------------------
Total                   $41,374,261    $(35,299,631) $(6,665,256) $   (590,626)
------------------------------------------------------------------------------------



 CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION) ON DERIVATIVES RECOGNIZED IN
                                      INCOME
----------------------------------------------------------------------------------
                        FORWARD FOREIGN
RISK EXPOSURE               CURRENCY
CATEGORY                   CONTRACTS       FUTURES     OPTIONS       TOTAL
----------------------------------------------------------------------------------
Equity contracts          $        --     $299,736   $9,127,010   $9,426,746
----------------------------------------------------------------------------------
Foreign exchange
  contracts                (1,071,998)          --      544,075     (527,923)
----------------------------------------------------------------------------------
Total                     $(1,071,998)    $299,736   $9,671,085   $8,898,823
----------------------------------------------------------------------------------


VOLUME OF DERIVATIVE ACTIVITY
FORWARD FOREIGN CURRENCY CONTRACTS
At July 31, 2009, the Fund had no forward foreign currency contracts outstanding. The monthly average gross notional amount for these contracts was $56.8 million for the year ended July 31, 2009.

FUTURES
The gross notional amount of long contracts was $6.2 million at July 31, 2009. The monthly average gross notional contract amount for these contracts was $31.2 million for the year ended July 31, 2009. The fair value of such contracts on July 31, 2009 is set forth in the table above.

OPTIONS
At July 31, 2009, the Fund had no option contracts outstanding. The monthly average gross notional contract amount for these contracts was $50.7 million for the year ended July 31, 2009.


--------------------------------------------------------------------------------
                     RIVERSOURCE LARGE CAP EQUITY FUND -- 2009 ANNUAL REPORT  53

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

4. EXPENSES AND SALES CHARGES

INVESTMENT MANAGEMENT SERVICES FEES
Under an Investment Management Services Agreement, the Investment Manager determines which securities will be purchased, held or sold. The management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.60% to 0.375% as the Fund's net assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment determined monthly by measuring the percentage difference over a rolling 12-month period between the annualized performance of one Class A share of the Fund and the annualized performance of the Lipper Large-Cap Core Funds Index. In certain circumstances, the Board may approve a change in the index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment decreased the management fee by $4,655,984 for the year ended July 31, 2009. The management fee for the year ended July 31, 2009 was 0.39% of the Fund's average daily net assets, including the adjustment under the terms of the performance incentive arrangement.

ADMINISTRATIVE SERVICES FEES
Under an Administrative Services Agreement, the Fund pays Ameriprise Financial an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.06% to 0.03% as the Fund's net assets increase. The fee for the year ended July 31, 2009 was 0.05% of the Fund's average daily net assets.

OTHER FEES
Other expenses are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended July 31, 2009, other expenses paid to this company were $22,765.

COMPENSATION OF BOARD MEMBERS
Under a Deferred Compensation Plan (the Plan), the board members who are not "interested persons" of the Fund under the 1940 Act may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other funds in the RiverSource Family of Funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the funds until distributed in accordance with the Plan.

TRANSFER AGENCY FEES
Under a Transfer Agency Agreement, RiverSource Service Corporation (the Transfer Agent) maintains Fund shareholder accounts and records and provides

--------------------------------------------------------------------------------
54  RIVERSOURCE LARGE CAP EQUITY FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

Fund shareholder services. The Fund pays the Transfer Agent an annual account-based fee at a rate equal to $19.50 for Class A, $20.50 for Class B and $20.00 for Class C for this service. The Transfer Agent also charges an annual fee of $3 per account serviced directly by the Fund or its designated agent for Class A, Class B and Class C shares. The Fund also pays the Transfer Agent an annual asset-based fee at a rate of 0.05% of the Fund's average daily net assets attributable to Class R2, Class R3, Class R4 and Class R5 shares. The Transfer Agent charges an annual fee of $5 per inactive account, charged on a pro rata basis for the 12 month period from the date the account becomes inactive. These fees are included in the transfer agency fees in the Statement of Operations.

PLAN ADMINISTRATION SERVICES FEES
Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund's average daily net assets attributable to Class R2, Class R3 and Class R4 shares for the provision of various administrative, recordkeeping, communication and educational services.

DISTRIBUTION FEES
The Fund has an agreement RiverSource Fund Distributors, Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A and Class R3 shares, a fee at an annual rate of up to 0.50% of the Fund's average daily net assets attributable to Class R2 shares and a fee at an annual rate of up to 1.00% of the Fund's average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $11,130,000 and $173,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of April 30, 2009, and may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

SALES CHARGES
Sales charges, including front-end and CDSCs, received by the Distributor for distributing Fund shares were $1,810,048 for Class A, $313,571 for Class B and $1,468 for Class C for the year ended July 31, 2009.

EXPENSES WAIVED/REIMBURSED BY THE INVESTMENT MANAGER AND ITS AFFILIATES
For the year ended July 31, 2009, the Investment Manager and its affiliates waived/reimbursed certain fees and expenses such that net expenses (excluding

--------------------------------------------------------------------------------
                     RIVERSOURCE LARGE CAP EQUITY FUND -- 2009 ANNUAL REPORT  55

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

fees and expenses of acquired funds*), including the adjustment under the terms of a performance incentive arrangement, were as follows:

Class A.............................................  0.86%
Class B.............................................  1.63
Class C.............................................  1.62
Class I.............................................  0.44
Class R2............................................  1.07
Class R3............................................  0.83
Class R4............................................  0.72
Class R5............................................  0.48


The waived/reimbursed fees and expenses for the transfer agency fees at the class level were as follows:

Class A.........................................  $3,872,955
Class B.........................................     519,518
Class C.........................................      25,088
Class R4........................................      18,676


The waived/reimbursed fees and expenses for the plan administration services fees at the class level were as follows:

Class R2...........................................  $  4
Class R3...........................................     4
Class R4...........................................   917


The management fees waived/reimbursed at the Fund level were $1,141,334.

Under an agreement which was effective until July 31, 2009, the Investment Manager and its affiliates contractually agreed to waive certain fees and expenses such that net expenses (excluding fees and expenses of acquired funds*), before giving effect to any performance incentive adjustment, would not exceed the following percentage of the class' average daily net assets:

Class A.............................................  1.04%
Class B.............................................  1.81
Class C.............................................  1.80
Class I.............................................  0.62
Class R2............................................  1.42
Class R3............................................  1.17
Class R4............................................  0.90
Class R5............................................  0.67


Effective Aug. 1, 2009, the Investment Manager and its affiliates have contractually agreed to waive certain fees and expenses until Sept. 30, 2010, unless sooner terminated at the discretion of the Board, such that net expenses (excluding fees and expenses of acquired funds*), before giving effect to any

--------------------------------------------------------------------------------
56  RIVERSOURCE LARGE CAP EQUITY FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

performance incentive adjustment, will not exceed the following percentage of the class' average daily net assets:

Class A.............................................  1.02%
Class B.............................................  1.80
Class C.............................................  1.78
Class I.............................................  0.57
Class R2............................................  1.37
Class R3............................................  1.12
Class R4............................................  0.87
Class R5............................................  0.62


* In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). Because the acquired funds have varied expense and fee levels and the Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.

BANK FEE CREDITS
During the year ended July 31, 2009, the Fund's transfer agency fees were reduced by $27,696 as a result of bank fee credits from overnight cash balances.

CUSTODIAN FEES
Effective Dec. 15, 2008, the Fund pays custodian fees to JPMorgan Chase Bank, N.A. For the period from Aug. 1, 2008 to Dec. 15, 2008, the Fund paid custodian fees amounting to $160,746 to Ameriprise Trust Company, a subsidiary of Ameriprise Financial.

5. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $2,999,647,954 and $3,486,387,344, respectively, for the year ended July 31, 2009. Realized gains and losses are determined on an identified cost basis.


--------------------------------------------------------------------------------
                     RIVERSOURCE LARGE CAP EQUITY FUND -- 2009 ANNUAL REPORT  57

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

6. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

YEAR ENDED JULY 31,                         2009          2008
------------------------------------------------------------------
CLASS A
Sold                                      20,635,223    18,941,496
Converted from Class B shares*            17,517,161    25,030,716
Reinvested distributions                  28,486,553    98,990,509
Redeemed                                (194,905,059) (225,955,886)
------------------------------------------------------------------
Net increase (decrease)                 (128,266,122)  (82,993,165)
------------------------------------------------------------------
CLASS B
Sold                                       5,336,513     6,351,542
Reinvested distributions                   2,442,851    16,421,985
Converted to Class A shares*             (17,796,097)  (25,671,036)
Redeemed                                 (25,437,018)  (39,872,307)
------------------------------------------------------------------
Net increase (decrease)                  (35,453,751)  (42,769,816)
------------------------------------------------------------------
CLASS C
Sold                                         558,322       430,927
Reinvested distributions                     135,221       611,708
Redeemed                                  (1,316,324)   (1,682,294)
------------------------------------------------------------------
Net increase (decrease)                     (622,781)     (639,659)
------------------------------------------------------------------

CLASS I
Sold                                       2,900,138     2,016,152
Reinvested distributions                     489,247     1,585,654
Redeemed                                    (896,196)   (6,198,548)
------------------------------------------------------------------
Net increase (decrease)                    2,493,189    (2,596,742)
------------------------------------------------------------------

CLASS R4
Sold                                       5,294,926     6,389,837
Reinvested distributions                   1,723,888     6,289,817
Redeemed                                 (25,223,615)  (27,462,232)
------------------------------------------------------------------
Net increase (decrease)                  (18,204,801)  (14,782,578)
------------------------------------------------------------------
CLASS R5
Sold                                       7,931,251            --
Redeemed                                    (920,205)   (4,152,231)
------------------------------------------------------------------
Net increase (decrease)                    7,011,046    (4,152,231)
------------------------------------------------------------------


* Automatic conversion of Class B shares to Class A shares based on the original purchase.

7. LENDING OF PORTFOLIO SECURITIES

Effective Dec. 1, 2008, the Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, National Association (JPMorgan). The Agreement authorizes JPMorgan as lending agent to lend

--------------------------------------------------------------------------------
58  RIVERSOURCE LARGE CAP EQUITY FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or U.S. government securities equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral balance are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned. At July 31, 2009, securities valued at $291,555,333 were on loan, secured by cash collateral of $301,932,548 invested in short-term securities or in cash equivalents.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower's failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Income of $5,047,078 earned from securities lending from Dec. 1, 2008 through July 31, 2009 is included in the Statement of Operations. The Fund also continues to earn interest and dividends on the securities loaned.

Prior to Dec. 1, 2008, the Investment Manager served as securities lending agent for the Fund under the Securities Lending Agency Agreement pursuant to which the Fund agreed to reimburse the Investment Manager for expenses incurred by it in connection with the lending program. Expenses paid to the Investment Manager as securities lending agent were $8,577 through Nov. 30, 2008 and are included in other expenses in the Statement of Operations. Cash collateral received on loaned securities had been invested in an affiliated money market fund. Income of $81,290 earned from securities lending from Aug. 1, 2008 through Nov. 30, 2008 is included in the Statement of Operations.


--------------------------------------------------------------------------------
                     RIVERSOURCE LARGE CAP EQUITY FUND -- 2009 ANNUAL REPORT  59

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

8. OPTIONS CONTRACTS WRITTEN

Contracts and premiums associated with options contracts written during the year ended July 31, 2009, are as follows:

                                         PUTS                         CALLS
                             ---------------------------   ---------------------------
                               CONTRACTS      PREMIUMS       CONTRACTS      PREMIUMS
--------------------------------------------------------------------------------------
Balance July 31, 2008             3,427      $ 2,454,994       16,411      $ 1,328,757
Opened                           21,362        4,207,566       75,902        6,191,236
Closed                          (24,789)      (6,662,560)     (44,412)      (5,545,057)
Expired                              --               --      (47,901)      (1,974,936)
--------------------------------------------------------------------------------------
Balance July 31, 2009                --      $        --           --      $        --
--------------------------------------------------------------------------------------


9. AFFILIATED MONEY MARKET FUND

The Fund may invest its daily cash balance in RiverSource Short-Term Cash Fund, a money market fund established for the exclusive use of the funds in the RiverSource Family of Funds and other institutional clients of RiverSource Investments. The cost of the Fund's purchases and proceeds from sales of shares of RiverSource Short-Term Cash Fund aggregated $1,067,045,569 and $1,188,960,157, respectively, for the year ended July 31, 2009. The income distributions received with respect to the Fund's investment in RiverSource Short-Term Cash Fund can be found in the Statement of Operations and the Fund's invested balance in RiverSource Short-Term Cash Fund at July 31, 2009, can be found in the Portfolio of Investments.

10. BANK BORROWINGS

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (the Administrative Agent), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on Oct. 16, 2008, replacing a prior credit facility. The credit facility agreement, which is a collective agreement between the Fund and certain other funds in the RiverSource Family of Funds, severally and not jointly, permits collective borrowings up to $475 million. The borrowers shall have the right, upon written notice to the Administrative Agent to request an increase of up to $175 million in the aggregate amount of the credit facility from new or existing lenders, provided that the aggregate amount of the credit facility shall at no time exceed $650 million. Participation in such increase by any existing lender shall be at such lender's sole discretion. Interest is charged to each Fund based on its borrowings at a rate equal to the federal funds rate plus 0.75%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of


--------------------------------------------------------------------------------
60  RIVERSOURCE LARGE CAP EQUITY FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


the amount of the credit facility at a rate of 0.06% per annum, in addition to an upfront fee equal to its pro rata share of 0.02% of the amount of the credit facility. The Fund had no borrowings during the year ended July 31, 2009.

Under the prior credit facility which was effective until Oct. 15, 2008, the Fund had entered into a revolving credit facility with a syndicate of banks headed by JPMorgan Chase Bank, N.A., whereby the Fund was permitted to borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, which was a collective agreement between the Fund and certain other RiverSource funds, severally and not jointly, permitted collective borrowings up to $500 million. Interest was charged to each Fund based on its borrowings at a rate equal to the federal funds rate plus 0.30%. Each borrowing under the credit facility matured no later than 60 days after the date of borrowing. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum.

11. FEDERAL TAX INFORMATION

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of futures and options contracts, recognition of unrealized appreciation (depreciation) for certain derivative investments, re-characterization of REIT distributions, investments in partnerships, post-October losses and losses deferred due to wash sales. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

In the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $39,451,883 and accumulated net realized loss has been increased by $39,448,845 resulting in a net reclassification adjustment to decrease paid-in capital by $3,038.


--------------------------------------------------------------------------------
                     RIVERSOURCE LARGE CAP EQUITY FUND -- 2009 ANNUAL REPORT  61

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

The tax character of distributions paid for the years indicated is as follows:

                                        YEAR ENDED JULY 31,
                                  2009                       2008
                       -------------------------  --------------------------
                         ORDINARY     LONG-TERM     ORDINARY      LONG-TERM
                          INCOME    CAPITAL GAIN     INCOME     CAPITAL GAIN
----------------------------------------------------------------------------
Class A                $85,085,125       $--      $211,882,459  $328,307,507
Class B                  7,041,708        --        29,908,842    55,945,531
Class C                    393,676        --         1,125,566     2,105,427
Class I                  1,414,165        --         3,498,173     4,922,837
Class R2                       102        --               220           351
Class R3                       111        --               232           351
Class R4                 5,051,083        --        13,430,477    20,283,419
Class R5                       119        --               188           351


At July 31, 2009, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income................  $    50,830,427
Undistributed accumulated long-term gain.....  $            --
Accumulated realized loss....................  $(1,874,434,186)
Unrealized appreciation (depreciation).......  $   (60,835,241)


For federal income tax purposes, the Fund had a capital loss carry-over of $450,500,318 at July 31, 2009, that if not offset by capital gains will expire as follows:

2010              2011           2017
$20,982,455    $9,473,267    $420,044,596


Because the measurement periods for a regulated investment company's income are different for excise tax purposes versus income tax purposes, special rules are in place to protect the amount of earnings and profits needed to support excise tax distributions. As a result, the Fund is permitted to treat net capital losses realized between Nov. 1, 2008 and its fiscal year end (post-October loss) as occurring on the first day of the following tax year. At July 31, 2009, the Fund had a post-October loss of $1,423,933,868 that is treated for income tax purposes as occurring on Aug. 1, 2009.

It is unlikely the Board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires. There is no assurance that the Fund will be able to utilize all of its capital loss carry-over before it expires.


--------------------------------------------------------------------------------
62  RIVERSOURCE LARGE CAP EQUITY FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

12. SUBSEQUENT EVENTS

Management has evaluated Fund related events and transactions that occurred during the period from the date of the Statement of Assets and Liabilities through Sept. 21, 2009, the date of issuance of the Fund's financial statements. There were no events or transactions that occurred during the period that materially impacted the amounts or disclosures in the Fund's financial statements, other than as noted below.

At a shareholder meeting on June 2, 2009, shareholders approved the merger of RiverSource Large Cap Equity Fund into RiverSource Disciplined Equity Fund. As of the close of business on Sept. 11, 2009, the Fund was merged into RiverSource Disciplined Equity Fund.

13. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court, asking the U.S. Supreme Court to stay the District Court proceedings while the U.S. Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of

--------------------------------------------------------------------------------
                     RIVERSOURCE LARGE CAP EQUITY FUND -- 2009 ANNUAL REPORT  63

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.

On November 7, 2008, RiverSource Investments, LLC, a subsidiary of Ameriprise Financial, Inc., acquired J. & W. Seligman & Co. Incorporated (Seligman). In late 2003, Seligman conducted an extensive internal review concerning mutual fund trading practices. Seligman's review, which covered the period 2001-2003, noted one arrangement that permitted frequent trading in certain open-end registered investment companies managed by Seligman (the Seligman Funds); this arrangement was in the process of being closed down by Seligman before September 2003. Seligman identified three other arrangements that permitted frequent trading, all of which had been terminated by September 2002. In January 2004, Seligman, on a voluntary basis, publicly disclosed these four arrangements to its clients and to shareholders of the Seligman Funds. Seligman also provided information concerning mutual fund trading practices to the SEC and the Office of the Attorney General of the State of New York (NYAG).

In September 2006, the NYAG commenced a civil action in New York State Supreme Court against Seligman, Seligman Advisors, Inc. (now known as RiverSource Fund Distributors, Inc.), Seligman Data Corp. and Brian T. Zino (collectively, the Seligman Parties), alleging, in substance, that the Seligman Parties permitted various persons to engage in frequent trading and, as a result, the prospectus disclosure used by the registered investment companies then managed by Seligman was and had been misleading. The NYAG included other related claims and also claimed that the fees charged by Seligman to the Seligman Funds were excessive. On March 13, 2009, without admitting or denying any violations of law or wrongdoing, the Seligman Parties entered into a stipulation of settlement with the NYAG and settled the claims made by the NYAG. Under the terms of the settlement, Seligman paid $11.3 million to four Seligman Funds. This settlement resolved all outstanding matters between the Seligman Parties and the NYAG. In addition to the foregoing matter, the New York staff of the SEC indicated in September 2005 that it was considering recommending to the Commissioners of the SEC the instituting of a formal

--------------------------------------------------------------------------------
64  RIVERSOURCE LARGE CAP EQUITY FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


action against Seligman and Seligman Advisors, Inc. relating to frequent trading in the Seligman Funds. Seligman responded to the staff in October 2005 that it believed that any action would be both inappropriate and unnecessary, especially in light of the fact that Seligman had previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds. There have been no further developments with the SEC on this matter.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.


--------------------------------------------------------------------------------
                     RIVERSOURCE LARGE CAP EQUITY FUND -- 2009 ANNUAL REPORT  65

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ------------------------

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
RIVERSOURCE LARGE CAP EQUITY FUND:


We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of RiverSource Large Cap Equity Fund (the Fund) (one of the portfolios constituting the RiverSource Large Cap Series, Inc.) as of July 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Fund for the periods presented through July 31, 2006, were audited by other auditors whose report dated September 20, 2006, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2009, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.


--------------------------------------------------------------------------------
66  RIVERSOURCE LARGE CAP EQUITY FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

In our opinion, the financial statements and financial highlights audited by us as referred to above present fairly, in all material respects, the financial position of RiverSource Large Cap Equity Fund of the RiverSource Large Cap Series, Inc. at July 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP
Minneapolis, Minnesota
September 21, 2009


--------------------------------------------------------------------------------
                     RIVERSOURCE LARGE CAP EQUITY FUND -- 2009 ANNUAL REPORT  67

FEDERAL INCOME TAX INFORMATION -------------------------------------------------
(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

Fiscal year ended July 31, 2009

INCOME DISTRIBUTIONS - the Fund designates the following tax attributes for distributions:
    Qualified Dividend Income for individuals....................     91.72%
    Dividends Received Deduction for corporations................     90.89%
    U.S. Government Obligations..................................      0.00%


The Fund also designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.


--------------------------------------------------------------------------------
68  RIVERSOURCE LARGE CAP EQUITY FUND -- 2009 ANNUAL REPORT

BOARD MEMBERS AND OFFICERS -----------------------------------------------------

Shareholders elect a Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following is a list of the Fund's Board members. The RiverSource Family of Funds that each Board member oversees consists of 132 funds, which includes 100 RiverSource funds and 32 Seligman funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the Board.

INDEPENDENT BOARD MEMBERS

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
Kathleen Blatz             Board member since    Chief Justice, Minnesota Supreme Court, 1998-2006;       None
901 S. Marquette Ave.      2006                  Attorney
Minneapolis, MN 55402
Age 55
------------------------------------------------------------------------------------------------------------------------------

Arne H. Carlson            Board member since    Chair, RiverSource Family of Funds, 1999-2006; former    None
901 S. Marquette Ave.      1999                  Governor of Minnesota
Minneapolis, MN 55402
Age 75
------------------------------------------------------------------------------------------------------------------------------

Pamela G. Carlton          Board member since    President, Springboard -- Partners in Cross Cultural     None
901 S. Marquette Ave.      2007                  Leadership (consulting company)
Minneapolis, MN 55402
Age 54
------------------------------------------------------------------------------------------------------------------------------

Patricia M. Flynn          Board member since    Trustee Professor of Economics and Management, Bentley   None
901 S. Marquette Ave.      2004                  College; former Dean, McCallum Graduate School of
Minneapolis, MN 55402                            Business, Bentley University
Age 58
------------------------------------------------------------------------------------------------------------------------------

Anne P. Jones              Board member since    Attorney and Consultant                                  None
901 S. Marquette Ave.      1985
Minneapolis, MN 55402
Age 74
------------------------------------------------------------------------------------------------------------------------------

Jeffrey Laikind, CFA       Board member since    Former Managing Director, Shikiar Asset Management       American Progressive
901 S. Marquette Ave.      2005                                                                           Insurance
Minneapolis, MN 55402
Age 73
------------------------------------------------------------------------------------------------------------------------------

Stephen R. Lewis, Jr.      Chair of the Board    President Emeritus and Professor of Economics, Carleton  Valmont Industries,
901 S. Marquette Ave.      since 2007,           College                                                  Inc. (manufactures
Minneapolis, MN 55402      Board member since                                                             irrigation systems)
Age 70                     2002

------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                     RIVERSOURCE LARGE CAP EQUITY FUND -- 2009 ANNUAL REPORT  69

BOARD MEMBERS AND OFFICERS (continued) -----------------------------------------

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
John F. Maher              Board member since    Retired President and Chief Executive Officer and        None
901 S. Marquette Ave.      2008                  former Director, Great Western Financial Corporation
Minneapolis, MN 55402                            (financial services), 1986-1997
Age 66
------------------------------------------------------------------------------------------------------------------------------

Catherine James Paglia     Board member since    Director, Enterprise Asset Management, Inc. (private     None
901 S. Marquette Ave.      2004                  real estate and asset management company)
Minneapolis, MN 55402
Age 57
------------------------------------------------------------------------------------------------------------------------------

Leroy C. Richie            Board member since    Counsel, Lewis & Munday, P.C. since 1987; Vice           Digital Ally, Inc.
901 S. Marquette Ave.      2008                  President and General Counsel, Automotive Legal          (digital imaging);
Minneapolis, MN 55402                            Affairs, Chrysler Corporation, 1990-1997                 Infinity, Inc. (oil
Age 68                                                                                                    and gas exploration
                                                                                                          and production); OGE
                                                                                                          Energy Corp. (energy
                                                                                                          and energy services)
------------------------------------------------------------------------------------------------------------------------------
Alison Taunton-Rigby       Board member since    Chief Executive Officer and Director, RiboNovix, Inc.    Idera
901 S. Marquette Ave.      2002                  since 2003 (biotechnology); former President, Forester   Pharmaceuticals,
Minneapolis, MN 55402                            Biotech                                                  Inc.
Age 65                                                                                                    (biotechnology);
                                                                                                          Healthways, Inc.
                                                                                                          (health management
                                                                                                          programs)
------------------------------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
70  RIVERSOURCE LARGE CAP EQUITY FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

BOARD MEMBER AFFILIATED WITH RIVERSOURCE INVESTMENTS*


NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
William F. Truscott        Board member since    President -- U.S. Asset Management and Chief Investment  None
53600 Ameriprise           2001,                 Officer, Ameriprise Financial, Inc. since 2005;
Financial Center           Vice President since  President, Chairman of the Board and Chief Investment
Minneapolis, MN 55474      2002                  Officer, RiverSource Investments, LLC since 2001;
Age 49                                           Director, President and Chief Executive Officer,
                                                 Ameriprise Certificate Company since 2006; Chairman of
                                                 the Board and Chief Executive Officer, RiverSource
                                                 Distributors, Inc. since 2006 and of RiverSource Fund
                                                 Distributors, Inc. since 2008; Senior Vice
                                                 President -- Chief Investment Officer, Ameriprise
                                                 Financial, Inc., 2001-2005
------------------------------------------------------------------------------------------------------------------------------


* Interested person by reason of being an officer, director, security holder and/or employee of RiverSource Investments or Ameriprise Financial.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling the RiverSource Family of Funds at 1(800) 221-2450; contacting your financial intermediary; or visiting riversource.com/funds.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the Fund's other officers are:

FUND OFFICERS


NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
Patrick T. Bannigan        President since 2006  Director and Senior Vice President -- Asset Management,
172 Ameriprise Financial                         Products and Marketing, RiverSource Investments, LLC
Center                                           and Director and Vice President -- Asset Management,
Minneapolis, MN 55474                            Products and Marketing, RiverSource Distributors, Inc.
Age 43                                           since 2006 and of RiverSource Fund Distributors, Inc.
                                                 since 2008; Managing Director and Global Head of
                                                 Product, Morgan Stanley Investment Management, 2004-
                                                 2006; President, Touchstone Investments, 2002-2004

--------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                     RIVERSOURCE LARGE CAP EQUITY FUND -- 2009 ANNUAL REPORT  71

BOARD MEMBERS AND OFFICERS (continued) -----------------------------------------

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
Michelle M. Keeley         Vice President since  Executive Vice President -- Equity and Fixed Income,
172 Ameriprise Financial   2004                  Ameriprise Financial, Inc. and RiverSource Investments,
Center                                           LLC since 2006; Vice President -- Investments,
Minneapolis, MN 55474                            Ameriprise Certificate Company since 2003; Senior Vice
Age 45                                           President -- Fixed Income, Ameriprise Financial, Inc.,
                                                 2002-2006 and RiverSource Investments, LLC, 2004-2006
--------------------------------------------------------------------------------------------------------

Amy K. Johnson             Vice President since  Chief Administrative Officer, RiverSource Investments,
5228 Ameriprise Financial  2006                  LLC since 2009; Vice President -- Asset Management and
Center Minneapolis, MN                           Trust Company Services, RiverSource Investments, LLC,
55474                                            2006-2009; Vice President -- Operations and Compliance,
Age 43                                           RiverSource Investments, LLC, 2004-2006; Director of
                                                 Product Development -- Mutual Funds, Ameriprise
                                                 Financial, Inc., 2001-2004
--------------------------------------------------------------------------------------------------------

Jeffrey P. Fox             Treasurer since 2002  Vice President -- Investment Accounting, Ameriprise
105 Ameriprise Financial                         Financial, Inc. since 2002; Chief Financial Officer,
Center                                           RiverSource Distributors, Inc. since 2006 and of
Minneapolis, MN 55474                            RiverSource Fund Distributors, Inc. since 2008
Age 54
--------------------------------------------------------------------------------------------------------

Scott R. Plummer           Vice President,       Vice President and Chief Counsel -- Asset Management,
5228 Ameriprise Financial  General Counsel and   Ameriprise Financial, Inc. since 2005; Chief Counsel,
Center                     Secretary since 2006  RiverSource Distributors, Inc. and Chief Legal Officer
Minneapolis, MN 55474                            and Assistant Secretary, RiverSource Investments, LLC
Age 50                                           since 2006; Chief Counsel, RiverSource Fund
                                                 Distributors, Inc. since 2008; Vice President, General
                                                 Counsel and Secretary, Ameriprise Certificate Company
                                                 since 2005; Vice President -- Asset Management
                                                 Compliance, Ameriprise Financial, Inc., 2004-2005;
                                                 Senior Vice President and Chief Compliance Officer,
                                                 USBancorp Asset Management, 2002-2004
--------------------------------------------------------------------------------------------------------

Eleanor T.M. Hoagland      Chief Compliance      Chief Compliance Officer, RiverSource Investments, LLC,
100 Park Avenue            Officer since 2009    Kenwood Capital Management LLC, Ameriprise Certificate
New York, NY 10010                               Company, RiverSource Service Corporation and Seligman
Age 58                                           Data Corp. since 2009; Chief Compliance Officer for
                                                 each of the Seligman funds since 2004 and all funds in
                                                 the RiverSource Family of Funds since 2009; Anti-Money
                                                 Laundering Prevention Officer and Identity Theft
                                                 Prevention Officer for each of the Seligman funds since
                                                 2008; Managing Director, J. & W. Seligman & Co.
                                                 Incorporated and Vice-President for each of the
                                                 Seligman funds, 2004-2008
--------------------------------------------------------------------------------------------------------

Neysa M. Alecu             Money Laundering      Vice President -- Compliance, Ameriprise Financial,
2934 Ameriprise Financial  Prevention Officer    Inc. since 2008; Anti-Money Laundering Officer,
Center                     since 2004            Ameriprise Financial, Inc. since 2004; Compliance
Minneapolis, MN 55474                            Director, Ameriprise Financial, Inc., 2004-2008
Age 45
--------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
72  RIVERSOURCE LARGE CAP EQUITY FUND -- 2009 ANNUAL REPORT

APPROVAL OF INVESTMENT MANAGEMENT SERVICES
AGREEMENT ----------------------------------------------------------------------

RiverSource Investments, LLC ("RiverSource Investments" or the "investment manager"), a wholly-owned subsidiary of Ameriprise Financial, Inc. ("Ameriprise Financial"), serves as the investment manager to the Fund. Under an investment management services agreement (the "IMS Agreement"), RiverSource Investments provides investment advice and other services to the Fund and all funds in the RiverSource Family of Funds (collectively, the "Funds").

On an annual basis, the Fund's Board of Directors (the "Board"), including the independent Board members (the "Independent Directors"), considers renewal of the IMS Agreement. RiverSource Investments prepared detailed reports for the Board and its Contracts Committee in March and April 2009, including reports based on data provided by independent organizations to assist the Board in making this determination. In addition, throughout the year, the Board (or its committees) reviews information prepared by RiverSource Investments addressing the services RiverSource Investments provides and Fund performance. The Board accords particular weight to the work, deliberations and conclusions of the Contracts, Investment Review and Compliance Committees in determining whether to continue the IMS Agreement. At the April 7-8, 2009 in-person Board meeting, independent legal counsel to the Independent Directors reviewed with the Independent Directors various factors relevant to the Board's consideration of advisory agreements and the Board's legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Directors, approved renewal of the IMS Agreement.

Nature, Extent and Quality of Services Provided by RiverSource Investments: The Board analyzed various reports and presentations it had received detailing the services performed by RiverSource Investments, as well as its expertise, resources and capabilities. The Board specifically considered many developments during the past year concerning the services provided by RiverSource Investments, including, in particular, the continued investment in, and resources dedicated to, the Fund's operations, most notably, the large investment made in the acquisition of J. & W. Seligman & Co. Incorporated, including its portfolio management operations, personnel and infrastructure (including the addition of two new offices in New York City and Palo Alto). Further, in connection with the Board's evaluation of the overall package of services provided by RiverSource Investments, the Board considered the quality of the administrative and transfer agency services provided by RiverSource Investments' affiliates to the Fund. The Board also reviewed the financial condition of RiverSource Investments (and its affiliates) and each entity's ability to carry out its responsibilities under the IMS Agreement. Further, the Board considered RiverSource Investments' ability to

--------------------------------------------------------------------------------
                     RIVERSOURCE LARGE CAP EQUITY FUND -- 2009 ANNUAL REPORT  73

APPROVAL OF INVESTMENT MANAGEMENT SERVICES
AGREEMENT (continued) ----------------------------------------------------------


retain key personnel and its expectations in this regard. The Board also discussed the acceptability of the terms of the IMS Agreement (including the relatively broad scope of services required to be performed by RiverSource Investments). The Board concluded that the services being performed under the IMS Agreement were of a reasonably high quality, particularly in light of recent market conditions.

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that RiverSource Investments and its affiliates were in a position to continue to provide a high quality and level of services to the Fund.

Investment Performance: For purposes of evaluating the nature, extent and quality of services provided under the IMS Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered: (i) detailed reports containing data prepared by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund; and (ii) a report detailing the Fund's performance over various periods, recent Fund inflows (and outflows) and a comparison of the Fund's net assets from December 2007 to December 2008. The Board observed that the Fund's investment performance reflected the interrelationship of exceptionally challenging market conditions with the investment strategies employed by the portfolio management team. Further, the Board noted that appropriate measures have been taken to change the portfolio management team and reposition the Fund using a quantitative investment process. Additionally, the Board noted that the Fund is proposed to merge into RiverSource Disciplined Equity Fund, subject to shareholder approval.

Comparative Fees, Costs of Services Provided and the Profits Realized By RiverSource Investments and its Affiliates from their Relationships with the
Fund: The Board reviewed comparative fees and the costs of services to be provided under the IMS Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (prepared by an independent organization) showing a comparison of the Fund's expenses with median expenses paid by funds in its peer group, as well as data showing the Fund's contribution to RiverSource Investments' profitability.


--------------------------------------------------------------------------------
74  RIVERSOURCE LARGE CAP EQUITY FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the Funds' family, while assuring that the overall fees for each fund are generally in line with the "pricing philosophy" (i.e., that the total expense ratio of each fund (excluding the effect of a performance incentive adjustment, if applicable), with few exceptions, is at or below the median expense ratio of funds in the same comparison group). The Board took into account that the Fund's total expense ratio (after considering proposed expense caps/waivers) approximated the peer group's median expense ratio. The Board also considered the Fund's performance incentive adjustment and noted its continued appropriateness.

The Board also considered the expected profitability of RiverSource Investments and its affiliates in connection with RiverSource Investments providing investment management services to the Fund. In this regard, the Board referred to a detailed profitability report, discussing the profitability to RiverSource Investments and Ameriprise Financial from managing and operating the Fund, including data showing comparative profitability over the past two years. The Board also considered the services acquired by the investment manager through the use of commission dollars paid by the Funds on portfolio transactions. The Board noted that the fees paid by the Fund should permit the investment manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.

Economies of Scale to be Realized: The Board also considered the economies of scale that might be realized by RiverSource Investments as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. The Board considered that the IMS Agreement provides for lower fees as assets increase at pre-established breakpoints and concluded that the IMS Agreement satisfactorily provided for sharing these economies of scale.

Based on the foregoing, the Board, including all of the Independent Directors, concluded that the investment management service fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On April 8, 2009, the Board, including all of the Independent Directors, approved the renewal of the IMS Agreement for an additional annual period.


--------------------------------------------------------------------------------
                     RIVERSOURCE LARGE CAP EQUITY FUND -- 2009 ANNUAL REPORT  75

PROXY VOTING -------------------------------------------------------------------

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling the RiverSource Family of Funds at 1(800) 221-2450; contacting your financial intermediary; visiting riversource.com/funds; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting riversource.com/funds; or searching the website of the SEC at www.sec.gov.

RESULTS OF MEETING OF SHAREHOLDERS  --------------------------------------------

RiverSource Large Cap Equity Fund

SPECIAL MEETING OF SHAREHOLDERS HELD ON JUNE 2, 2009
(UNAUDITED)

A brief description of the proposal voted upon at the meeting and the votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to the proposal is set forth below. A vote is based on total dollar interest in the Fund.

To approve an Agreement and Plan of Reorganization between the Fund and RiverSource Disciplined Equity Fund, a series of RiverSource Large Cap Series, Inc.

  DOLLARS VOTED       DOLLARS VOTED                        BROKER
      "FOR"             "AGAINST"        ABSTENTIONS     NON-VOTES
------------------------------------------------------------------
1,096,406,541.394    67,412,793.885    69,192,497.675      0.000
------------------------------------------------------------------




--------------------------------------------------------------------------------
76  RIVERSOURCE LARGE CAP EQUITY FUND -- 2009 ANNUAL REPORT

RIVERSOURCE LARGE CAP EQUITY FUND
734 Ameriprise Financial Center
Minneapolis, MN 55474

RIVERSOURCE.COM/FUNDS


                                This report must be accompanied or preceded by the Fund's
                                current prospectus. RiverSource(R) mutual funds are
                                distributed by RiverSource Fund Distributors, Inc., Member
                                FINRA, and managed by RiverSource Investments, LLC.
                                RiverSource is part of Ameriprise Financial, Inc.
(RIVERSOURCE INVESTMENTS LOGO)  (C)2009 RiverSource Investments, LLC.                              S-6244 K (9/09)

Annual Report

                                                  (RIVERSOURCE INVESTMENTS LOGO)

RIVERSOURCE
LARGE CAP VALUE FUND

ANNUAL REPORT FOR
THE PERIOD ENDED
JULY 31, 2009

RIVERSOURCE LARGE CAP VALUE FUND SEEKS TO PROVIDE
SHAREHOLDERS WITH LONG-TERM GROWTH OF CAPITAL.


                                                 (SINGLE STRATEGY FUNDS ICON)

TABLE OF CONTENTS --------------------------------------------------------------


Your Fund at a Glance..............    2

Manager Commentary.................    5

The Fund's Long-term Performance...   10

Fund Expenses Example..............   12

Portfolio of Investments...........   15

Statement of Assets and
  Liabilities......................   22

Statement of Operations............   23

Statements of Changes in Net
  Assets...........................   25

Financial Highlights...............   27

Notes to Financial Statements......   35

Report of Independent Registered
  Public Accounting Firm...........   50

Federal Income Tax Information.....   52

Board Members and Officers.........   53

Approval of Investment Management
  Services Agreement...............   57

Proxy Voting.......................   60

Results of Meeting of
  Shareholders.....................   60




  At a shareholder meeting on June 2, 2009, shareholders approved the merger of RiverSource Large Cap Value Fund into RiverSource Equity Value Fund. As of the close of business on Sept. 11, 2009, the Fund was merged into RiverSource Equity Value Fund.



--------------------------------------------------------------------------------
                       RIVERSOURCE LARGE CAP VALUE FUND -- 2009 ANNUAL REPORT  1

YOUR FUND AT A GLANCE ----------------------------------------------------------

FUND SUMMARY
--------------------------------------------------------------------------------

> RiverSource Large Cap Value Fund (the Fund) Class A shares declined 21.76%
  (excluding sales charge) for the 12 months ended July 31, 2009.

> The Fund outperformed the Russell 1000(R) Value Index, which decreased 22.94% during the same timeframe.

> The Fund underperformed its peer group, as represented by the Lipper Large-Cap
  Value Funds Index, which fell 19.21% during the same period.

ANNUALIZED TOTAL RETURNS (for period ended July 31, 2009)
--------------------------------------------------------------------------------


                                                               SINCE
                                                             INCEPTION
                                   1 YEAR  3 YEARS  5 YEARS   6/27/02
----------------------------------------------------------------------
RiverSource Large Cap Value Fund
  Class A (excluding sales
  charge)                         -21.76%  -10.02%   -2.17%    +0.43%
----------------------------------------------------------------------
Russell 1000 Value Index
  (unmanaged)                     -22.94%   -9.47%   -0.29%    +2.29%
----------------------------------------------------------------------
Lipper Large-Cap Value Funds
  Index                           -19.21%   -7.33%   -0.11%    +1.92%
----------------------------------------------------------------------



(See "The Fund's Long-term Performance" for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting riversource.com/funds or calling 1(800) 221-2450.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the table above. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses. The Fund's returns reflect the effect of fee waivers/expense reimbursements, if any. Without such waivers/reimbursements, the Fund's returns would be lower. See the Average Annual Total Returns table for performance of other share classes of the Fund.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes. It is not possible to invest directly in an index.


--------------------------------------------------------------------------------
2  RIVERSOURCE LARGE CAP VALUE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

AT JULY 31, 2009
                                                                SINCE
Without sales charge                1 YEAR  3 YEARS  5 YEARS  INCEPTION
Class A (inception 6/27/02)        -21.76%  -10.02%   -2.17%    +0.43%
-----------------------------------------------------------------------
Class B (inception 6/27/02)        -22.32%  -10.68%   -2.91%    -0.32%
-----------------------------------------------------------------------
Class C (inception 6/27/02)        -22.05%  -10.60%   -2.86%    -0.28%
-----------------------------------------------------------------------
Class I (inception 3/4/04)         -21.19%   -9.45%   -1.64%    -2.22%
-----------------------------------------------------------------------
Class R2 (inception 12/11/06)      -21.77%     N/A      N/A    -14.77%
-----------------------------------------------------------------------
Class R3 (inception 12/11/06)      -21.28%     N/A      N/A    -14.49%
-----------------------------------------------------------------------
Class R4 (inception 6/27/02)       -21.04%   -9.45%   -1.74%    +0.81%
-----------------------------------------------------------------------
Class R5 (inception 12/11/06)      -21.17%     N/A      N/A    -14.34%
-----------------------------------------------------------------------

With sales charge
Class A (inception 6/27/02)        -26.26%  -11.78%   -3.32%    -0.41%
-----------------------------------------------------------------------
Class B (inception 6/27/02)        -26.16%  -11.37%   -3.18%    -0.32%
-----------------------------------------------------------------------
Class C (inception 6/27/02)        -22.82%  -10.60%   -2.86%    -0.28%
-----------------------------------------------------------------------



Class A share performance reflects the maximum sales charge of 5.75%. Class B share performance reflects a contingent deferred sales charge (CDSC) applied as follows: first year 5%; second year 4%; third and fourth years 3%; fifth year 2%; sixth year 1%; no sales charge thereafter. Class C shares may be subject to a 1% CDSC if shares are sold within one year after purchase. Sales charges do not apply to Class I, Class R2, Class R3, Class R4 and Class R5 shares. Class I, Class R2, Class R3, Class R4 and Class R5 are available to qualifying institutional investors only.


--------------------------------------------------------------------------------
                       RIVERSOURCE LARGE CAP VALUE FUND -- 2009 ANNUAL REPORT  3

YOUR FUND AT A GLANCE (continued) ----------------------------------------------


STYLE MATRIX
--------------------------------------------------------------------------------



         STYLE
VALUE    BLEND   GROWTH
   X                      LARGE
                          MEDIUM   SIZE
                          SMALL



Shading within the style matrix approximates areas in which the Fund is designed to generally invest.

The style matrix can be a valuable tool for constructing and monitoring your portfolio. It provides a frame of reference for distinguishing the types of stocks or bonds owned by a mutual fund, and may serve as a guideline for helping you build a portfolio.

Investment products, including shares of mutual funds, are not federally or FDIC-insured, are not deposits or obligations of, or guaranteed by any financial institution, and involve investment risks including possible loss of principal and fluctuation in value.



--------------------------------------------------------------------------------
4  RIVERSOURCE LARGE CAP VALUE FUND -- 2009 ANNUAL REPORT

MANAGER COMMENTARY -------------------------------------------------------------

At July 31, 2009, approximately 36% of RiverSource Large Cap Value Fund's (the
Fund) total outstanding shares were owned in aggregate by affiliated funds-of-funds managed by RiverSource Investments, LLC (RiverSource). As a result of asset allocation decisions by RiverSource, it is possible the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds (see page 43, Class I capital share transactions for related activity during the most recent fiscal period). RiverSource seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities to manage transactions for affiliated funds-of-funds. For more information on the Fund's expenses, see the discussions beginning on pages 12 and 39.

Effective Nov. 1, 2008, Warren Spitz, Steve Schroll, Laton Spahr and Paul Stocking took over the management of the Fund from Bob Ewing.

Dear Shareholder,

RiverSource Large Cap Value Fund (the Fund) Class A shares declined 21.76% (excluding sales charge) for the 12 months ended July 31, 2009. The Fund outperformed the Russell 1000(R) Value Index (Russell Index), which decreased 22.94% during the same timeframe. The Fund underperformed its peer group, as represented by the Lipper Large-Cap Value Funds Index, which fell 19.21% during the same period.

SIGNIFICANT PERFORMANCE FACTORS
The performance of the U.S. equity markets can be divided into two distinct portions during the 12 months ended July 31, 2009 -- one of the largest equity market corrections ever and then one of the biggest equity market recoveries ever. It was the end of one era and the start of a new one. Indeed, it would be an understatement to call this fiscal year a tumultuous time, and it was certainly one during which all equity investors were forced to re-think what was "normal" market behavior.

Through early March 2009, the U.S. equity markets were characterized by negativity and soaring volatility, as the equity markets reacted to a litany of bad economic news. Investor concerns were fostered by rising unemployment and a still-fragile housing market as well as by continued financial disruptions. Underlying this uncertainty were signs that U.S. economic growth was moving into a recession, as evidenced by a waning


--------------------------------------------------------------------------------
                       RIVERSOURCE LARGE CAP VALUE FUND -- 2009 ANNUAL REPORT  5

MANAGER COMMENTARY (continued) -------------------------------------------------


SECTOR DIVERSIFICATION(1) (at July 31, 2009; % of portfolio assets)
---------------------------------------------------------------------

Consumer Discretionary                      6.0%
------------------------------------------------
Consumer Staples                            6.8%
------------------------------------------------
Energy                                     17.3%
------------------------------------------------
Financials                                 17.4%
------------------------------------------------
Health Care                                 9.7%
------------------------------------------------
Industrials                                13.8%
------------------------------------------------
Information Technology                     15.1%
------------------------------------------------
Materials                                   8.9%
------------------------------------------------
Telecommunication Services                  3.6%
------------------------------------------------
Utilities                                   0.7%
------------------------------------------------
Other(2)                                    0.7%
------------------------------------------------


(1) Sectors can be comprised of several industries. Please refer to the section entitled "Portfolio of Investments" for a complete listing. No single industry exceeds 25% of portfolio assets.

    Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan) as of July 31, 2009. The Fund's composition is subject to change.

(2) Cash & Cash Equivalents.

    The sectors identified above are based on the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

TOP TEN HOLDINGS (at July 31, 2009; % of portfolio assets)
---------------------------------------------------------------------

Hewlett-Packard                             3.1%
------------------------------------------------
Intel                                       2.9%
------------------------------------------------
Bank of America                             2.6%
------------------------------------------------
Chevron                                     2.5%
------------------------------------------------
Lorillard                                   2.2%
------------------------------------------------
Goldman Sachs Group
--% 2009                                    2.1%
------------------------------------------------
Wal-Mart Stores                             2.0%
------------------------------------------------
Transocean                                  1.9%
------------------------------------------------
XL Capital Cl A                             1.9%
------------------------------------------------
EI du Pont de Nemours & Co                  1.7%
------------------------------------------------



Excludes cash & cash equivalents.

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.


--------------------------------------------------------------------------------
6  RIVERSOURCE LARGE CAP VALUE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


consumer and a dimming export sector, which, until recently, had been a rare bright spot in the U.S. economic picture. Global financial institutions cut back lending as other major financial institutions either went bankrupt, were forced to merge or were taken over by the government. Together, these factors fostered heightened investor risk aversion and fear. The result was that investors sold off all types of equity assets in a flight to the relative safety of U.S. Treasuries.

Then, economic news became less negative and "green shoots" even began to appear in early March. Investor sentiment improved. The Treasury Department finally revealed details on key parts of its financial rescue plans, and investors recognized that the government was not interested in nationalizing companies that could be viable as privately-owned enterprises. Gross Domestic Product
(GDP) declined less than expected in the second quarter of 2009, and U.S. equities rallied strongly. Although the equity markets stalled somewhat in June, the rally resumed with vigor again in July such that most of the major equity indices enjoyed gains for five months in a row. Despite growing concerns about building inflationary pressures, including oil prices jumping nearly 56% from the start of 2009, the equity markets' big push since early March primarily reflected a belief among investors that an economic recovery was forming.

Still, the mid-period rally in the equity markets was not enough to recoup prior months' losses, and so virtually all equity asset classes generated steep double-digit declines for the 12-month period overall. Cyclical sectors within the Russell


  At the end of July, we were biased toward sectors and companies that we believe will be the beneficiaries of global economic growth not just U.S. economic growth.






--------------------------------------------------------------------------------
                       RIVERSOURCE LARGE CAP VALUE FUND -- 2009 ANNUAL REPORT  7

MANAGER COMMENTARY (continued) -------------------------------------------------



Index performed worst, including financials, industrials, basic materials and energy. More defensive sectors, such as consumer staples and health care, held up best. Perhaps most surprisingly, the technology sector also generated strong returns relative to the Russell Index for the fiscal year.

The Fund's absolute returns were certainly disappointing. While its outperformance relative to the Russell Index may be of limited solace, it does serve as testament to our emphasis on both risk management and investment opportunity. The Fund's relative results benefited most from effective sector allocation during the annual period. Having a significant exposure to technology helped most. Prudent timing of weighting shifts in utilities and basic materials also contributed positively to the Fund's performance. Stock selection in the consumer staples and industrials sectors further boosted the Fund's relative return, although stock selection overall detracted from the Fund's annual results, especially in the financials and consumer discretionary sectors.

From an individual security perspective, sizable positions in financials firm XL CAPITAL, technology bellwether INTEL and consumer staples' tobacco giant LORILLARD were the most meaningful contributors to the Fund's annual results. Also important were our team's decisions to maintain only a modest exposure to energy major EXXONMOBIL and to completely avoid conglomerate GENERAL ELECTRIC. The prudence of such decisions was evidenced by the news headlines about these two companies' substantial share price declines. Conversely, significant positions in health care's ABBOT LABORATORIES, consumer discretionary retail giant WAL-MART STORES and financials firm CIT GROUP detracted, as each underperformed the Russell Index during the annual period. Either not owning or having only a modest position in a basket of other financials companies that rallied strongly during the last five months of the period also hurt.

CHANGES TO THE FUND'S PORTFOLIO
Since our team took over management of this Fund effective Nov. 1, 2008, we made several changes to the Fund's portfolio. Most significant among those changes were increasing the Fund's exposure to the basic materials and technology sectors and decreasing its allocation to the financials sector and the integrated oils segment of the energy sector. We also dramatically reduced the number of names held in the Fund's

--------------------------------------------------------------------------------
8  RIVERSOURCE LARGE CAP VALUE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


portfolio, employing our contrarian investment approach to try to identify what we considered to be the best long-term investment ideas among large-cap U.S. companies that were disliked, forgotten or misunderstood.



(PHOTO - WARREN SPITZ)                                                (PHOTO - STEVE SCHROLL)

Warren Spitz                                                          Steve Schroll
Senior Portfolio Manager                                              Portfolio Manager

(PHOTO - LATON SPAHR)                                                 (PHOTO - PAUL STOCKING)

Laton Spahr, CFA(R)                                                   Paul Stocking
Portfolio Manager                                                     Portfolio Manager



Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of RiverSource Investments, LLC (RiverSource) or any subadviser to the Fund or any other person in the RiverSource or subadviser organizations. Any such views are subject to change at any time based upon market or other conditions and RiverSource disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the RiverSource Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the RiverSource Family of Funds.


--------------------------------------------------------------------------------
                       RIVERSOURCE LARGE CAP VALUE FUND -- 2009 ANNUAL REPORT  9

THE FUND'S LONG-TERM PERFORMANCE -----------------------------------------------

The chart on the facing page illustrates the total value of an assumed $10,000 investment in RiverSource Large Cap Value Fund Class A shares (from 6/27/02 to 7/31/09) as compared to the performance of two widely cited performance indices, the Russell 1000 Value Index and the Lipper Large-Cap Value Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distributions paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The table below and the chart on the facing page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary or visiting riversource.com/funds. Also see "Past Performance" in the Fund's current prospectus.

COMPARATIVE RESULTS
--------------------------------------------------------------------------------

Results at July 31, 2009
                                                                                    SINCE
                                                                                  INCEPTION
                                                     1 YEAR   3 YEARS   5 YEARS    6/27/02
RIVERSOURCE LARGE CAP VALUE FUND
(INCLUDES SALES CHARGE)
Class A Cumulative value of $10,000                  $7,374    $6,866    $8,447     $9,717
-------------------------------------------------------------------------------------------
     Average annual total return                    -26.26%   -11.78%    -3.32%     -0.41%
-------------------------------------------------------------------------------------------
RUSSELL 1000 VALUE INDEX(1)
     Cumulative value of $10,000                     $7,706    $7,420    $9,856    $11,739
-------------------------------------------------------------------------------------------
     Average annual total return                    -22.94%    -9.47%    -0.29%     +2.29%
-------------------------------------------------------------------------------------------
LIPPER LARGE-CAP VALUE FUNDS INDEX(2)
     Cumulative value of $10,000                     $8,079    $7,958    $9,945    $11,441
-------------------------------------------------------------------------------------------
     Average annual total return                    -19.21%    -7.33%    -0.11%     +1.92%
-------------------------------------------------------------------------------------------



Results for other share classes can be found on page 3.


--------------------------------------------------------------------------------
10  RIVERSOURCE LARGE CAP VALUE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


(VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN RIVERSOURCE LARGE CAP VALUE FUND LINE GRAPH)


                      RIVERSOURCE LARGE
                          CAP VALUE
                          FUND CLASS                         LIPPER LARGE-CAP
                         A (INCLUDES        RUSSELL 1000        VALUE FUNDS
                        SALES CHARGE)      VALUE INDEX(1)        INDEX(2)
                      -----------------    --------------    ----------------
6/27/02                   $ 9,425             $10,000            $10,000
7/02                        8,695               9,142              9,201
10/02                       8,465               8,794              8,793
1/03                        8,241               8,725              8,687
4/03                        8,762               9,255              9,179
7/03                        9,611              10,124              9,993
10/03                      10,151              10,804             10,603
1/04                       11,008              11,830             11,565
4/04                       10,825              11,684             11,453
7/04                       10,846              11,912             11,507
10/04                      11,191              12,473             11,852
1/05                       11,845              13,302             12,512
4/05                       11,717              13,311             12,403
7/05                       12,420              14,179             13,240
10/05                      12,164              13,952             13,032
1/06                       12,952              15,060             13,953
4/06                       13,541              15,747             14,507
7/06                       13,337              15,823             14,379
10/06                      14,380              16,945             15,432
1/07                       15,213              17,948             16,244
4/07                       15,615              18,605             16,850
7/07                       15,267              17,956             16,513
10/07                      15,908              18,784             17,373
1/08                       14,172              16,984             15,599
4/08                       14,083              16,936             15,601
7/08                       12,420              15,236             14,163
10/08                       9,419              11,870             10,917
1/09                        7,828               9,887              9,431
4/09                        8,590              10,295              9,995
7/09                        9,717              11,739             11,441




(1) The Russell 1000 Value Index, an unmanaged index, measures the performance of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The index reflects reinvestment of all distributions and changes in market prices.
(2) The Lipper Large-Cap Value Funds Index includes the 30 largest large-cap value funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment.


--------------------------------------------------------------------------------
                      RIVERSOURCE LARGE CAP VALUE FUND -- 2009 ANNUAL REPORT  11

FUND EXPENSES EXAMPLE ----------------------------------------------------------
(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, which may include management fees; distribution and service (12b-1) fees; and other Fund fees and expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. In addition to the ongoing expenses which the Fund bears directly, the Fund's shareholders indirectly bear the ongoing expenses of any funds in which the Fund invests (also referred to as "acquired funds"), including affiliated and nonaffiliated pooled investment vehicles (including mutual funds and exchange traded funds). The Fund's indirect expense from investing in the acquired funds is based on the Fund's pro rata portion of the ongoing expenses charged by acquired funds using the expense ratio of each of the acquired funds as of the acquired fund's most recent shareholder report.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended July 31, 2009.

ACTUAL EXPENSES
The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


--------------------------------------------------------------------------------
12  RIVERSOURCE LARGE CAP VALUE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


                                  BEGINNING        ENDING        EXPENSES
                                ACCOUNT VALUE  ACCOUNT VALUE   PAID DURING     ANNUALIZED
                                 FEB. 1, 2009  JULY 31, 2009  THE PERIOD(a)  EXPENSE RATIO
------------------------------------------------------------------------------------------
Class A
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $1,241.20        $ 8.27         1.48%
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,017.55        $ 7.44         1.48%
------------------------------------------------------------------------------------------

Class B
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $1,236.40        $12.55         2.25%
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,013.71        $11.30         2.25%
------------------------------------------------------------------------------------------

Class C
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $1,243.10        $12.53         2.24%
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,013.76        $11.25         2.24%
------------------------------------------------------------------------------------------

Class I
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $1,245.10        $ 4.59          .82%
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,020.84        $ 4.13          .82%
------------------------------------------------------------------------------------------

Class R2
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $1,242.20        $ 8.78         1.57%
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,017.10        $ 7.90         1.57%
------------------------------------------------------------------------------------------

Class R3
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $1,246.10        $ 7.56         1.35%
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,018.20        $ 6.79         1.35%
------------------------------------------------------------------------------------------

Class R4
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $1,249.00        $ 5.66(c)      1.01%
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,019.90        $ 5.09(c)      1.01%

------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                      RIVERSOURCE LARGE CAP VALUE FUND -- 2009 ANNUAL REPORT  13

FUND EXPENSES EXAMPLE (continued) ----------------------------------------------


                                  BEGINNING        ENDING        EXPENSES
                                ACCOUNT VALUE  ACCOUNT VALUE   PAID DURING     ANNUALIZED
                                 FEB. 1, 2009  JULY 31, 2009  THE PERIOD(a)  EXPENSE RATIO
------------------------------------------------------------------------------------------
Class R5
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $1,245.20        $ 4.76          .85%
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,020.69        $ 4.28          .85%
------------------------------------------------------------------------------------------


(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
(b) Based on the actual return for the six months ended July 31, 2009: +24.12% for Class A, +23.64% for Class B, +24.31% for Class C, +24.51% for Class I, +24.22% for Class R2, +24.61% for Class R3, +24.90% for Class R4 and +24.52%
    for Class R5.
(c) RiverSource Investments, LLC (the Investment Manager) and its affiliates had contractually agreed to waive certain fees and to absorb certain expenses until July 31, 2009, such that net expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment, would not exceed 1.13% for Class R4. Had this agreement not been in effect for the entire six month period ended July 31, 2009, the actual expenses paid would have been $6.28 and the hypothetical expenses paid would have been $5.64 for Class R4.


--------------------------------------------------------------------------------
14  RIVERSOURCE LARGE CAP VALUE FUND -- 2009 ANNUAL REPORT

PORTFOLIO OF INVESTMENTS -------------------------------------------------------

JULY 31, 2009
(Percentages represent value of investments compared to net assets)

INVESTMENTS IN SECURITIES


COMMON STOCKS (96.0%)
ISSUER                                                 SHARES                VALUE(a)
AEROSPACE & DEFENSE (3.1%)
Boeing                                                  6,274(d)             $269,217
Honeywell Intl                                         11,593                 402,277
United Technologies                                    10,537                 573,951
                                                                      ---------------
Total                                                                       1,245,445
-------------------------------------------------------------------------------------

AIR FREIGHT & LOGISTICS (1.2%)
United Parcel Service Cl B                              9,390                 504,525
-------------------------------------------------------------------------------------

AIRLINES (1.0%)
AMR                                                    14,656(b,d)             78,410
Continental Airlines Cl B                               6,695(b,d)             74,783
Delta Air Lines                                        20,414(b)              141,469
UAL                                                     8,443(b,d)             34,785
US Airways Group                                       22,717(b,d)             66,561
                                                                      ---------------
Total                                                                         396,008
-------------------------------------------------------------------------------------

AUTOMOBILES (0.2%)
Ford Motor                                             12,649(b)              101,192
-------------------------------------------------------------------------------------

CAPITAL MARKETS (2.5%)
Bank of New York Mellon                                 9,085                 248,384
Goldman Sachs Group                                     3,687                 602,086
Morgan Stanley                                          6,225                 177,413
                                                                      ---------------
Total                                                                       1,027,883
-------------------------------------------------------------------------------------

CHEMICALS (5.4%)
Air Products & Chemicals                                8,626                 643,500
Dow Chemical                                           23,849                 504,883
EI du Pont de Nemours & Co                             27,339                 845,595
Praxair                                                 2,562(d)              200,297
                                                                      ---------------
Total                                                                       2,194,275
-------------------------------------------------------------------------------------

COMMERCIAL BANKS (0.2%)
US Bancorp                                              4,136                  84,416
-------------------------------------------------------------------------------------

COMMERCIAL SERVICES & SUPPLIES (0.8%)
Waste Management                                       11,392(d)              320,229
-------------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT (1.3%)
Cisco Systems                                          23,695(b)              521,527
-------------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS (5.1%)
Hewlett-Packard                                        35,370               1,531,521
IBM                                                     4,573(d)              539,294
                                                                      ---------------
Total                                                                       2,070,815
-------------------------------------------------------------------------------------

CONSTRUCTION & ENGINEERING (0.2%)
Insituform Technologies Cl A                            3,927(b,d)             72,257
-------------------------------------------------------------------------------------

CONSUMER FINANCE (0.2%)
SLM                                                     6,917(b)               61,492
-------------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES (4.8%)
Bank of America                                        86,319               1,276,658
CIT Group                                              28,834(d)               25,086
JPMorgan Chase & Co                                    17,005                 657,243
                                                                      ---------------
Total                                                                       1,958,987
-------------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES (3.6%)
AT&T                                                   27,204(d)              713,560
Deutsche Telekom                                        9,147(c)              117,188
FairPoint Communications                                  362(d)                  214
Verizon Communications                                 19,797                 634,890
                                                                      ---------------
Total                                                                       1,465,852
-------------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT (1.0%)
ABB ADR                                                21,475(b,c)            392,563
-------------------------------------------------------------------------------------

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS (0.2%)
Tyco Electronics                                        4,307(c)               92,471
-------------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (5.1%)
Baker Hughes                                            7,547                 305,654
Halliburton                                            14,185                 313,346
Schlumberger                                            5,367                 287,135
Transocean                                             11,624(b,c)            926,316
Weatherford Intl                                       13,684(b,c)            256,712
                                                                      ---------------
Total                                                                       2,089,163
-------------------------------------------------------------------------------------


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                      RIVERSOURCE LARGE CAP VALUE FUND -- 2009 ANNUAL REPORT  15

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------


COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)

FOOD & STAPLES RETAILING (3.3%)
CVS Caremark                                            9,693                $324,522
Wal-Mart Stores                                        20,288(d)            1,011,965
                                                                      ---------------
Total                                                                       1,336,487
-------------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES (1.5%)
Baxter Intl                                             1,895                 106,821
Covidien                                                5,328(c)              201,452
Medtronic                                               8,580                 303,903
                                                                      ---------------
Total                                                                         612,176
-------------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES (0.8%)
Cardinal Health                                         3,302(d)              109,957
UnitedHealth Group                                      7,421                 208,233
                                                                      ---------------
Total                                                                         318,190
-------------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE (1.0%)
Carnival Unit                                          14,812                 414,588
-------------------------------------------------------------------------------------

HOUSEHOLD DURABLES (0.7%)
Centex                                                  9,585                 104,572
DR Horton                                               3,247(d)               37,633
KB Home                                                 6,428(d)              107,283
Pulte Homes                                             3,956(d)               44,980
                                                                      ---------------
Total                                                                         294,468
-------------------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES (0.9%)
Tyco Intl                                              11,588(c)              350,189
-------------------------------------------------------------------------------------

INSURANCE (6.9%)
ACE                                                    10,780(c)              528,867
Allstate                                                2,952(d)               79,438
Chubb                                                   3,309                 152,810
Everest Re Group                                        7,213(c)              578,627
Lincoln Natl                                            2,674(d)               56,662
Marsh & McLennan Companies                              9,197                 187,803
Travelers Companies                                     7,986(d)              343,957
XL Capital Cl A                                        65,563(c,d)            923,126
                                                                      ---------------
Total                                                                       2,851,290
-------------------------------------------------------------------------------------

LIFE SCIENCES TOOLS & SERVICES (0.8%)
Thermo Fisher Scientific                                7,489(b,d)            339,102
-------------------------------------------------------------------------------------

MACHINERY (5.4%)
Caterpillar                                            14,308(d)              630,410
Deere & Co                                              2,112                  92,379
Eaton                                                   7,750                 402,380
Illinois Tool Works                                    16,546(d)              670,941
Ingersoll-Rand                                          6,451(c)              186,305
Parker Hannifin                                         4,991(d)              221,001
                                                                      ---------------
Total                                                                       2,203,416
-------------------------------------------------------------------------------------

MEDIA (0.1%)
Sirius XM Radio                                       101,498(b)               45,674
-------------------------------------------------------------------------------------

METALS & MINING (2.5%)
Alcoa                                                  21,537(d)              253,275
Freeport-McMoRan Copper & Gold                          4,364(d)              263,149
Nucor                                                   8,201                 364,699
Rio Tinto ADR                                             268(c)               44,911
Vale ADR                                                2,078(c,d)             40,999
Xstrata                                                 3,629(c)               48,994
                                                                      ---------------
Total                                                                       1,016,027
-------------------------------------------------------------------------------------

MULTILINE RETAIL (1.6%)
Kohl's                                                  3,296(b,d)            160,021
Macy's                                                  9,532(d)              132,590
Target                                                  8,059(d)              351,534
                                                                      ---------------
Total                                                                         644,145
-------------------------------------------------------------------------------------

MULTI-UTILITIES (0.7%)
Dominion Resources                                      8,596                 290,545
-------------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (12.0%)
Anadarko Petroleum                                      9,711                 468,070
Apache                                                  4,515                 379,034
BP ADR                                                 14,864(c,d)            743,795
Chevron                                                17,548(d)            1,219,060
ConocoPhillips                                         19,225                 840,325
Devon Energy                                            3,520                 204,477
EnCana                                                  3,227(c)              173,129
Exxon Mobil                                             6,013                 423,255
Petroleo Brasileiro ADR                                 7,555(c)              311,568
Ultra Petroleum                                         2,529(b)              111,579
Valero Energy                                           2,950                  53,100
                                                                      ---------------
Total                                                                       4,927,392
-------------------------------------------------------------------------------------


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
16  RIVERSOURCE LARGE CAP VALUE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)

PAPER & FOREST PRODUCTS (1.0%)
Weyerhaeuser                                           11,675(d)             $409,092
-------------------------------------------------------------------------------------

PHARMACEUTICALS (6.4%)
Bristol-Myers Squibb                                   28,335(d)              616,003
Johnson & Johnson                                       7,491(d)              456,127
Merck & Co                                             16,548                 496,605
Pfizer                                                 24,038(d)              382,925
Schering-Plough                                        14,207                 376,628
Wyeth                                                   6,918                 322,033
                                                                      ---------------
Total                                                                       2,650,321
-------------------------------------------------------------------------------------

ROAD & RAIL (0.3%)
CSX                                                     2,596                 104,152
-------------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (4.9%)
Intel                                                  75,766(d)            1,458,495
Microchip Technology                                    2,744                  73,896
Taiwan Semiconductor Mfg ADR                           34,678(c,d)            363,079
Xilinx                                                  4,031(d)               87,432
                                                                      ---------------
Total                                                                       1,982,902
-------------------------------------------------------------------------------------

SOFTWARE (3.5%)
Microsoft                                              21,732                 511,137
Oracle                                                 26,809                 593,283
Symantec                                               22,732(b,d)            339,389
                                                                      ---------------
Total                                                                       1,443,809
-------------------------------------------------------------------------------------

SPECIALTY RETAIL (2.3%)
Best Buy                                                4,933(d)              184,346
Home Depot                                             14,055(d)              364,587
Lowe's Companies                                        8,068(d)              181,207
Staples                                                 9,784(d)              205,660
                                                                      ---------------
Total                                                                         935,800
-------------------------------------------------------------------------------------

TOBACCO (3.5%)
Lorillard                                              14,822               1,092,678
Philip Morris Intl                                      6,974                 324,988
                                                                      ---------------
Total                                                                       1,417,666
-------------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost: $36,336,979)                                                       $39,186,531
-------------------------------------------------------------------------------------





EQUITY-LINKED NOTES (2.6%)(G)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
Goldman Sachs Group
 Absolute Trigger Mandatory Exchangeable Nts
 12-28-09                             --%            $1,000,000(e)         $1,063,999
-------------------------------------------------------------------------------------
TOTAL BONDS
(Cost: $1,000,000)                                                         $1,063,999
-------------------------------------------------------------------------------------





OTHER (--%)
ISSUER                                                 SHARES                VALUE(a)
HOTELS, RESTAURANTS & LEISURE
Krispy Kreme Doughnuts
 Warrants                                                  100(b,e)                $6
-------------------------------------------------------------------------------------
TOTAL OTHER
(Cost: $--)                                                                        $6
-------------------------------------------------------------------------------------



MONEY MARKET FUND (0.7%)
                                                       SHARES                VALUE(a)
RiverSource Short-Term Cash Fund, 0.41%                273,212(f)            $273,212
-------------------------------------------------------------------------------------
TOTAL MONEY MARKET FUND
(Cost: $273,212)                                                             $273,212
-------------------------------------------------------------------------------------



INVESTMENTS OF CASH COLLATERAL
RECEIVED FOR SECURITIES ON
LOAN (22.3%)
                                                       SHARES                VALUE(a)
CASH COLLATERAL REINVESTMENT FUND
JPMorgan Prime Money Market Fund                     9,120,462             $9,120,462
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS OF CASH COLLATERAL RECEIVED FOR SECURITIES ON LOAN
(Cost: $9,120,462)                                                         $9,120,462
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
(Cost: $46,730,653)(h)                                                    $49,644,210
=====================================================================================






                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                      RIVERSOURCE LARGE CAP VALUE FUND -- 2009 ANNUAL REPORT  17

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------


NOTES TO PORTFOLIO OF INVESTMENTS


(a) Securities are valued by using policies described in Note 2 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At July 31, 2009, the value of foreign securities represented 15.4% of net assets.

(d) At July 31, 2009, security was partially or fully on loan. See Note 7 to the financial statements.

(e)  Identifies issues considered to be illiquid as to their marketability (see
     Note 2 to the financial statements). The aggregate value of such securities at July 31, 2009 was $1,064,005 representing 2.6% of net assets. Information concerning such security holdings at July 31, 2009 is as follows:

                                          ACQUISITION
     SECURITY                                DATES            COST
     ----------------------------------------------------------------
     Goldman Sachs Group
        -- % Absolute Trigger Mandatory
       Exchangeable Nts 2009                05-18-09       $1,000,000
     Krispy Kreme Doughnuts                 07-01-09               --


(f) Affiliated Money Market Fund -- See Note 8 to the financial statements. The rate shown is the seven-day current annualized yield at July 31, 2009.

(g) Equity-Linked Notes (ELNs) are notes created by a counterparty, typically an investment bank that may bear interest at a fixed or floating rate. At maturity, the notes must be exchanged for an amount based on the value of one or more equity securities of third party issuers or the value of an index. The exchanged value may be limited to an amount less than the actual value of the underlying stocks or value of an index at the maturity date. Any difference between the exchange amount and the original cost of the notes will be a gain or loss.

(h) At July 31, 2009, the cost of securities for federal income tax purposes was $49,190,532 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                         $5,164,984
     Unrealized depreciation                         (4,711,306)
     ----------------------------------------------------------
     Net unrealized appreciation                       $453,678
     ----------------------------------------------------------


The industries identified above are based on the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.



--------------------------------------------------------------------------------
18  RIVERSOURCE LARGE CAP VALUE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


FAIR VALUE MEASUREMENTS


Statement of Financial Accounting Standards No. 157 (SFAS 157) requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

SFAS 157 establishes a fair value hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. When a valuation uses multiple inputs from varying levels of the hierarchy, the hierarchy level is determined based on the lowest level input or inputs that are significant to the fair value measurement in its entirety. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

     - Level 1 -- Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.

     - Level 2 -- Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

     - Level 3 -- Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Fund Administrator, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Non-U.S. equity securities actively traded in foreign markets may be reflected in Level 2 despite the availability of closing prices, because the Fund evaluates and determines whether those closing prices reflect fair value at the close of the New York Stock Exchange (NYSE) or require adjustment, as described in Note 2 to the financial statements -- Valuation of securities.


--------------------------------------------------------------------------------
                      RIVERSOURCE LARGE CAP VALUE FUND -- 2009 ANNUAL REPORT  19

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Fund Administrator. Inputs used in a valuation model may include, but are not limited to, financial statement analysis, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund's investments as of July 31, 2009:

                                                FAIR VALUE AT JULY 31, 2009
                              --------------------------------------------------------------
                                   LEVEL 1          LEVEL 2
                                QUOTED PRICES        OTHER          LEVEL 3
                                  IN ACTIVE       SIGNIFICANT     SIGNIFICANT
                                 MARKETS FOR       OBSERVABLE    UNOBSERVABLE
DESCRIPTION                   IDENTICAL ASSETS       INPUTS         INPUTS          TOTAL
--------------------------------------------------------------------------------------------
Equity Securities
  Common Stocks(a)               $39,186,531              $--         $--        $39,186,531
  Other(a)                                 6               --          --                  6
--------------------------------------------------------------------------------------------
Total Equity Securities           39,186,537                           --         39,186,537
--------------------------------------------------------------------------------------------
Bonds
  Corporate Debt
    Securities                            --        1,063,999          --          1,063,999
--------------------------------------------------------------------------------------------
Total Bonds                               --        1,063,999          --          1,063,999
--------------------------------------------------------------------------------------------
Other
  Affiliated Money Market
    Fund(b)                          273,212               --          --            273,212
  Investments of Cash
    Collateral Received
    for Securities on Loan         9,120,462               --          --          9,120,462
--------------------------------------------------------------------------------------------
Total Other                        9,393,674               --          --          9,393,674
--------------------------------------------------------------------------------------------
Total                            $48,580,211       $1,063,999         $--        $49,644,210
--------------------------------------------------------------------------------------------


(a) All industry classifications are identified in the Portfolio of Investments.
(b) Money market fund that is a sweep investment for cash balances in the Fund at July 31, 2009.



--------------------------------------------------------------------------------
20  RIVERSOURCE LARGE CAP VALUE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------




HOW TO FIND INFORMATION ABOUT THE FUND'S QUARTERLY PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling the RiverSource Family of Funds at 1(800) 221-2450.


--------------------------------------------------------------------------------
                      RIVERSOURCE LARGE CAP VALUE FUND -- 2009 ANNUAL REPORT  21

STATEMENT OF ASSETS AND LIABILITIES --------------------------------------------
JULY 31, 2009


ASSETS
Investments in securities, at value
  Unaffiliated issuers* (identified cost $37,336,979)              $ 40,250,536
  Affiliated money market fund (identified cost $273,212)               273,212
  Investments of cash collateral received for securities on loan
    (identified cost $9,120,462)                                      9,120,462
-------------------------------------------------------------------------------
Total investments in securities (identified cost $46,730,653)        49,644,210
Capital shares receivable                                               747,760
Dividends and accrued interest receivable                               100,164
Receivable for investment securities sold                               415,890
-------------------------------------------------------------------------------
Total assets                                                         50,908,024
-------------------------------------------------------------------------------
LIABILITIES
Capital shares payable                                                  755,509
Payable for investment securities purchased                             123,916
Payable upon return of securities loaned                              9,120,462
Accrued investment management services fees                                 667
Accrued distribution fees                                                   284
Accrued transfer agency fees                                                248
Accrued administrative services fees                                         67
Other accrued expenses                                                   84,879
-------------------------------------------------------------------------------
Total liabilities                                                    10,086,032
-------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                 $ 40,821,992
-------------------------------------------------------------------------------

REPRESENTED BY
Capital stock -- $.01 par value                                    $    127,658
Additional paid-in capital                                           58,144,482
Undistributed net investment income                                     581,972
Accumulated net realized gain (loss)                                (20,945,677)
Unrealized appreciation (depreciation) on investments
  and on translation of assets and liabilities in foreign
  currencies                                                          2,913,557
-------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding
  capital stock                                                    $ 40,821,992
-------------------------------------------------------------------------------
*Including securities on loan, at value                            $  8,970,388
-------------------------------------------------------------------------------



NET ASSET VALUE PER SHARE
                             NET ASSETS   SHARES OUTSTANDING   NET ASSET VALUE PER SHARE
Class A                     $21,330,156            6,677,459                       $3.19(1)
Class B                     $ 3,931,473            1,230,647                       $3.19
Class C                     $   649,091              205,082                       $3.17
Class I                     $14,885,997            4,644,752                       $3.20
Class R2                    $     3,585                1,127                       $3.18
Class R3                    $     2,432                  763                       $3.19
Class R4                    $    16,775                5,233                       $3.21
Class R5                    $     2,483                  763                       $3.25
----------------------------------------------------------------------------------------



(1) The maximum offering price per share for Class A is $3.38. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
22  RIVERSOURCE LARGE CAP VALUE FUND -- 2009 ANNUAL REPORT

STATEMENT OF OPERATIONS --------------------------------------------------------
YEAR ENDED JULY 31, 2009


INVESTMENT INCOME
Income:
Dividends                                                          $  1,218,133
Interest                                                                    135
Income distributions from affiliated money market fund                    7,311
Income from securities lending                                            9,003
  Less foreign taxes withheld                                            (7,445)
-------------------------------------------------------------------------------
Total income                                                          1,227,137
-------------------------------------------------------------------------------
Expenses:
Investment management services fees                                     179,788
Distribution fees
  Class A                                                                55,095
  Class B                                                                48,967
  Class C                                                                 5,271
  Class R2                                                                   14
  Class R3                                                                    6
Transfer agency fees
  Class A                                                                79,925
  Class B                                                                18,929
  Class C                                                                 2,002
  Class R2                                                                    1
  Class R3                                                                    1
  Class R4                                                                    8
  Class R5                                                                    1
Administrative services fees                                             23,466
Plan administration services fees
  Class R2                                                                    7
  Class R3                                                                    6
  Class R4                                                                   40
Compensation of board members                                             1,233
Custodian fees                                                           12,645
Printing and postage                                                     37,175
Registration fees                                                        41,975
Professional fees                                                        38,738
Other                                                                     2,961
-------------------------------------------------------------------------------
Total expenses                                                          548,254
  Expenses waived/reimbursed by the Investment Manager and its
    affiliates                                                              (54)
  Earnings and bank fee credits on cash balances                            (29)
-------------------------------------------------------------------------------
Total net expenses                                                      548,171
-------------------------------------------------------------------------------
Investment income (loss) -- net                                         678,966

-------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                      RIVERSOURCE LARGE CAP VALUE FUND -- 2009 ANNUAL REPORT  23

STATEMENT OF OPERATIONS (continued) --------------------------------------------
YEAR ENDED JULY 31, 2009


REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
  Security transactions                                            $(19,522,946)
  Foreign currency transactions                                            (498)
-------------------------------------------------------------------------------
Net realized gain (loss) on investments                             (19,523,444)
Net change in unrealized appreciation (depreciation) on
  investments and on translation of assets and liabilities in
  foreign currencies                                                  7,619,296
-------------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies               (11,904,148)
-------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations    $(11,225,182)
-------------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
24  RIVERSOURCE LARGE CAP VALUE FUND -- 2009 ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS --------------------------------------------


YEAR ENDED JULY 31,                                                        2009          2008
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                                    $    678,966  $  1,045,750
Net realized gain (loss) on investments                             (19,523,444)      927,507
Net change in unrealized appreciation (depreciation) on
  investments and on translation of assets and liabilities in
  foreign currencies                                                  7,619,296   (16,296,453)
---------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations     (11,225,182)  (14,323,196)
---------------------------------------------------------------------------------------------
Distributions to shareholders from:
  Net investment income
    Class A                                                            (355,895)     (682,628)
    Class B                                                             (13,356)      (32,633)
    Class C                                                              (3,634)       (4,493)
    Class I                                                            (226,632)     (311,395)
    Class R2                                                                (51)          (49)
    Class R3                                                                (51)          (60)
    Class R4                                                               (438)         (623)
    Class R5                                                                (56)           --
  Net realized gain
    Class A                                                            (159,185)   (4,625,594)
    Class B                                                             (35,901)   (1,148,253)
    Class C                                                              (3,687)      (84,730)
    Class I                                                             (66,705)   (1,493,181)
    Class R2                                                                (19)         (369)
    Class R3                                                                (17)         (369)
    Class R4                                                               (113)       (3,183)
    Class R5                                                                (17)         (369)
---------------------------------------------------------------------------------------------
Total distributions                                                    (865,757)   (8,387,929)

---------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                      RIVERSOURCE LARGE CAP VALUE FUND -- 2009 ANNUAL REPORT  25

STATEMENTS OF CHANGES IN NET ASSETS (continued) --------------------------------


YEAR ENDED JULY 31,                                                        2009          2008
CAPITAL SHARE TRANSACTIONS
Proceeds from sales
  Class A shares                                                   $  4,643,375  $  3,876,774
  Class B shares                                                        731,629       701,838
  Class C shares                                                        228,867       135,278
  Class I shares                                                      8,484,728     2,612,695
  Class R2 shares                                                         1,019            --
  Class R4 shares                                                            --         1,000
Reinvestment of distributions at net asset value
  Class A shares                                                        501,092     5,196,120
  Class B shares                                                         48,538     1,166,160
  Class C shares                                                          7,274        87,581
  Class I shares                                                        293,251     1,804,061
  Class R2 shares                                                             9            --
  Class R4 shares                                                           335         2,650
Conversions from Class B to Class A
  Class A shares                                                        721,675       752,915
  Class B shares                                                       (721,675)     (752,915)
Payments for redemptions
  Class A shares                                                    (11,489,141)  (22,746,329)
  Class B shares                                                     (1,732,859)   (5,378,031)
  Class C shares                                                       (115,750)     (340,594)
  Class I shares                                                     (3,023,601)   (5,559,082)
  Class R4 shares                                                            --       (10,330)
---------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share transactions    (1,421,234)  (18,450,209)
---------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                             (13,512,173)  (41,161,334)
Net assets at beginning of year                                      54,334,165    95,495,499
---------------------------------------------------------------------------------------------
Net assets at end of year                                          $ 40,821,992  $ 54,334,165
---------------------------------------------------------------------------------------------
Undistributed net investment income                                $    581,972  $    491,247
---------------------------------------------------------------------------------------------



Certain line items from the prior year have been renamed to conform to the current year presentation.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
26  RIVERSOURCE LARGE CAP VALUE FUND -- 2009 ANNUAL REPORT

FINANCIAL HIGHLIGHTS -----------------------------------------------------------

CLASS A
PER SHARE INCOME AND CAPITAL CHANGES(a)


                                                                 FISCAL PERIOD ENDED JULY 31,
                                                     2009         2008        2007        2006       2005
Net asset value, beginning of period                 $4.18        $5.71       $5.88      $5.83       $5.34
----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           .05(b)       .07(b)      .06(b)     .09         .06
Net gains (losses) (both realized and
 unrealized)                                          (.97)       (1.05)        .77        .32         .70
----------------------------------------------------------------------------------------------------------
Total from investment operations                      (.92)        (.98)        .83        .41         .76
----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                  (.05)        (.07)       (.07)      (.07)       (.04)
Distributions from realized gains                     (.02)        (.48)       (.93)      (.29)       (.23)
----------------------------------------------------------------------------------------------------------
Total distributions                                   (.07)        (.55)      (1.00)      (.36)       (.27)
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $3.19        $4.18       $5.71      $5.88       $5.83
----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                $21          $35         $62        $63         $74
----------------------------------------------------------------------------------------------------------
Total expenses(c),(d)                                1.48%        1.31%       1.28%      1.21%       1.29%
----------------------------------------------------------------------------------------------------------
Net investment income (loss)                         1.65%        1.41%        .99%      1.35%       1.07%
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                85%          24%         35%        46%         57%
----------------------------------------------------------------------------------------------------------
Total return(e)                                    (21.76%)     (18.65%)     14.47%      7.39%      14.52%
----------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
                      RIVERSOURCE LARGE CAP VALUE FUND -- 2009 ANNUAL REPORT  27

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------


CLASS B
PER SHARE INCOME AND CAPITAL CHANGES(a)


                                                                 FISCAL PERIOD ENDED JULY 31,
                                                     2009         2008        2007        2006       2005
Net asset value, beginning of period                 $4.15        $5.66       $5.82      $5.77       $5.29
----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           .03(b)       .03(b)      .01(b)     .04         .01
Net gains (losses) (both realized and
 unrealized)                                          (.96)       (1.04)        .78        .32         .70
----------------------------------------------------------------------------------------------------------
Total from investment operations                      (.93)       (1.01)        .79        .36         .71
----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                  (.01)        (.02)       (.02)      (.02)         --
Distributions from realized gains                     (.02)        (.48)       (.93)      (.29)       (.23)
----------------------------------------------------------------------------------------------------------
Total distributions                                   (.03)        (.50)       (.95)      (.31)       (.23)
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $3.19        $4.15       $5.66      $5.82       $5.77
----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                 $4           $7         $15        $19         $28
----------------------------------------------------------------------------------------------------------
Total expenses(c),(d)                                2.25%        2.07%       2.05%      1.97%       2.05%
----------------------------------------------------------------------------------------------------------
Net investment income (loss)                          .89%         .65%        .23%       .59%        .30%
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                85%          24%         35%        46%         57%
----------------------------------------------------------------------------------------------------------
Total return(e)                                    (22.32%)     (19.35%)     13.75%      6.51%      13.66%
----------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
28  RIVERSOURCE LARGE CAP VALUE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


CLASS C
PER SHARE INCOME AND CAPITAL CHANGES(a)


                                                                 FISCAL PERIOD ENDED JULY 31,
                                                     2009         2008        2007        2006       2005
Net asset value, beginning of period                 $4.13        $5.64       $5.82      $5.77       $5.29
----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           .03(b)       .03(b)      .01(b)     .04         .01
Net gains (losses) (both realized and
 unrealized)                                          (.95)       (1.03)        .76        .32         .70
----------------------------------------------------------------------------------------------------------
Total from investment operations                      (.92)       (1.00)        .77        .36         .71
----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                  (.02)        (.03)       (.02)      (.02)         --
Distributions from realized gains                     (.02)        (.48)       (.93)      (.29)       (.23)
----------------------------------------------------------------------------------------------------------
Total distributions                                   (.04)        (.51)       (.95)      (.31)       (.23)
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $3.17        $4.13       $5.64      $5.82       $5.77
----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                 $1           $1          $1         $1          $1
----------------------------------------------------------------------------------------------------------
Total expenses(c),(d)                                2.24%        2.08%       2.04%      1.98%       2.06%
----------------------------------------------------------------------------------------------------------
Net investment income (loss)                          .87%         .65%        .23%       .58%        .30%
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                85%          24%         35%        46%         57%
----------------------------------------------------------------------------------------------------------
Total return(e)                                    (22.05%)     (19.25%)     13.50%      6.56%      13.62%
----------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
                      RIVERSOURCE LARGE CAP VALUE FUND -- 2009 ANNUAL REPORT  29

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------


CLASS I
PER SHARE INCOME AND CAPITAL CHANGES(a)


                                                                 FISCAL PERIOD ENDED JULY 31,
                                                     2009         2008        2007        2006       2005
Net asset value, beginning of period                 $4.20        $5.75       $5.91      $5.86       $5.36
----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           .07(b)       .10(b)      .08(b)     .12         .07
Net gains (losses) (both realized and
 unrealized)                                          (.97)       (1.07)        .79        .32         .72
----------------------------------------------------------------------------------------------------------
Total from investment operations                      (.90)        (.97)        .87        .44         .79
----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                  (.08)        (.10)       (.10)      (.10)       (.06)
Distributions from realized gains                     (.02)        (.48)       (.93)      (.29)       (.23)
----------------------------------------------------------------------------------------------------------
Total distributions                                   (.10)        (.58)      (1.03)      (.39)       (.29)
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $3.20        $4.20       $5.75      $5.91       $5.86
----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                $15          $11         $17        $13         $38
----------------------------------------------------------------------------------------------------------
Total expenses(c),(d)                                 .86%         .86%        .85%       .75%        .86%
----------------------------------------------------------------------------------------------------------
Net investment income (loss)                         2.28%        1.87%       1.41%      1.85%       1.50%
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                85%          24%         35%        46%         57%
----------------------------------------------------------------------------------------------------------
Total return                                       (21.19%)     (18.41%)     15.10%      7.86%      14.97%
----------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
30  RIVERSOURCE LARGE CAP VALUE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


CLASS R2
PER SHARE INCOME AND CAPITAL CHANGES(a)


                                                      Fiscal period ended July 31,
                                                     2009         2008       2007(f)
Net asset value, beginning of period                 $4.18        $5.69       $6.55
------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(b)                        .05          .07         .02
Net gains (losses) (both realized and
 unrealized)                                          (.97)       (1.03)        .15
------------------------------------------------------------------------------------
Total from investment operations                      (.92)        (.96)        .17
------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                  (.06)        (.07)       (.10)
Distributions from realized gains                     (.02)        (.48)       (.93)
------------------------------------------------------------------------------------
Total distributions                                   (.08)        (.55)      (1.03)
------------------------------------------------------------------------------------
Net asset value, end of period                       $3.18        $4.18       $5.69
------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                $--          $--         $--
------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(c),(d)                         1.61%        1.65%       1.63%(g)
------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(d),(h),(i)                     1.48%        1.41%       1.63%(g)
------------------------------------------------------------------------------------
Net investment income (loss)                         1.63%        1.32%        .55%(g)
------------------------------------------------------------------------------------
Portfolio turnover rate                                85%          24%         35%
------------------------------------------------------------------------------------
Total return                                       (21.77%)     (18.44%)      2.84%(j)
------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
                      RIVERSOURCE LARGE CAP VALUE FUND -- 2009 ANNUAL REPORT  31

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------


CLASS R3
PER SHARE INCOME AND CAPITAL CHANGES(a)


                                                      Fiscal period ended July 31,
                                                     2009         2008       2007(f)
Net asset value, beginning of period                 $4.18        $5.70       $6.55
------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(b)                        .06          .08         .03
Net gains (losses) (both realized and
 unrealized)                                          (.96)       (1.04)        .15
------------------------------------------------------------------------------------
Total from investment operations                      (.90)        (.96)        .18
------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                  (.07)        (.08)       (.10)
Distributions from realized gains                     (.02)        (.48)       (.93)
------------------------------------------------------------------------------------
Total distributions                                   (.09)        (.56)      (1.03)
------------------------------------------------------------------------------------
Net asset value, end of period                       $3.19        $4.18       $5.70
------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                $--          $--         $--
------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(c),(d)                         1.39%        1.39%       1.38%(g)
------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(d),(h),(i)                     1.25%        1.15%       1.38%(g)
------------------------------------------------------------------------------------
Net investment income (loss)                         1.87%        1.58%        .80%(g)
------------------------------------------------------------------------------------
Portfolio turnover rate                                85%          24%         35%
------------------------------------------------------------------------------------
Total return                                       (21.28%)     (18.38%)      3.03%(j)
------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
32  RIVERSOURCE LARGE CAP VALUE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


CLASS R4
PER SHARE INCOME AND CAPITAL CHANGES(a)


                                                                 FISCAL PERIOD ENDED JULY 31,
                                                     2009         2008        2007        2006       2005
Net asset value, beginning of period                 $4.22        $5.74       $5.90      $5.85       $5.36
----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           .07(b)       .10(b)      .07(b)     .10         .07
Net gains (losses) (both realized and
 unrealized)                                          (.97)       (1.04)        .78        .32         .70
----------------------------------------------------------------------------------------------------------
Total from investment operations                      (.90)        (.94)        .85        .42         .77
----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                  (.09)        (.10)       (.08)      (.08)       (.05)
Distributions from realized gains                     (.02)        (.48)       (.93)      (.29)       (.23)
----------------------------------------------------------------------------------------------------------
Total distributions                                   (.11)        (.58)      (1.01)      (.37)       (.28)
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $3.21        $4.22       $5.74      $5.90       $5.85
----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                $--          $--         $--        $--         $--
----------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(c),(d)                         1.18%        1.15%       1.13%      1.00%       1.11%
----------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(d),(h),(i)                      .86%         .81%       1.12%      1.00%       1.11%
----------------------------------------------------------------------------------------------------------
Net investment income (loss)                         2.26%        1.90%       1.14%      1.69%       1.25%
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                85%          24%         35%        46%         57%
----------------------------------------------------------------------------------------------------------
Total return                                       (21.04%)     (17.99%)     14.67%      7.55%      14.67%
----------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
                      RIVERSOURCE LARGE CAP VALUE FUND -- 2009 ANNUAL REPORT  33

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------


CLASS R5
PER SHARE INCOME AND CAPITAL CHANGES(a)


                                                      Fiscal period ended July 31,
                                                     2009         2008       2007(f)
Net asset value, beginning of period                 $4.26        $5.72       $6.55
------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(b)                        .07          .09         .05
Net gains (losses) (both realized and
 unrealized)                                          (.98)       (1.07)        .15
------------------------------------------------------------------------------------
Total from investment operations                      (.91)        (.98)        .20
------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                  (.08)          --        (.10)
Distributions from realized gains                     (.02)        (.48)       (.93)
------------------------------------------------------------------------------------
Total distributions                                   (.10)        (.48)      (1.03)
------------------------------------------------------------------------------------
Net asset value, end of period                       $3.25        $4.26       $5.72
------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                $--          $--         $--
------------------------------------------------------------------------------------
Total expenses(c),(d)                                 .89%         .92%        .83%(g)
------------------------------------------------------------------------------------
Net investment income (loss)                         2.23%        1.81%       1.45%(g)
------------------------------------------------------------------------------------
Portfolio turnover rate                                85%          24%         35%
------------------------------------------------------------------------------------
Total return                                       (21.17%)     (18.41%)      3.40%(j)
------------------------------------------------------------------------------------


NOTES TO FINANCIAL HIGHLIGHTS
(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Per share amounts have been calculated using the average shares outstanding method.
(c) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e) Total return does not reflect payment of a sales charge.
(f) For the period from Dec. 11, 2006 (inception date) to July 31, 2007.
(g) Adjusted to an annual basis.
(h) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees of acquired funds), before giving effect to any performance incentive adjustment.
(i) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits were less than 0.01% of average net assets for the years ended July 31, 2009 and 2008.
(j) Not annualized.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
34  RIVERSOURCE LARGE CAP VALUE FUND -- 2009 ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS --------------------------------------------------

1. ORGANIZATION

RiverSource Large Cap Value Fund (the Fund) is a series of RiverSource Large Cap Series, Inc. and is registered under the Investment Company Act of 1940, as amended (the 1940 Act) as a diversified, open-end management investment company. RiverSource Large Cap Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Fund's Board of Directors (the Board). The Fund invests primarily in equity securities of companies with a market capitalization greater than $5 billion.

The Fund offers Class A, Class B, Class C, Class I, Class R2, Class R3, Class R4 and Class R5 shares.

- Class A shares are offered with a front-end sales charge, which may be waived under certain circumstances.

- Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares one month after the completion of the eighth year of ownership if originally purchased in a RiverSource fund on or after May 21, 2005 or originally purchased in a Seligman fund on or after June 13, 2009. Class B shares originally purchased in a RiverSource fund prior to May 21, 2005 will convert to Class A shares in the ninth calendar year of ownership. Class B shares originally purchased in a Seligman fund prior to June 13, 2009 will convert to Class A shares in the month prior to the ninth year of ownership.

-  Class C shares may be subject to a CDSC.

- Class I, Class R2, Class R3, Class R4 and Class R5 shares are offered without a front-end sales charge or CDSC to qualifying institutional investors.

At July 31, 2009, RiverSource Investments, LLC (RiverSource Investments or the Investment Manager) and affiliated funds-of-funds in the RiverSource Family of Funds owned 100% of Class I shares, and the Investment Manager owned 100% of Class R3 and Class R5 shares. At July 31, 2009, the Investment Manager and affiliated funds-of-funds in the RiverSource Family of Funds owned approximately 36% of the total outstanding Fund shares.

All classes of shares have identical voting, dividend and liquidation rights. Class specific expenses (e.g., distribution and service fees, transfer agency fees, plan administration services fees) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.


--------------------------------------------------------------------------------
                      RIVERSOURCE LARGE CAP VALUE FUND -- 2009 ANNUAL REPORT  35

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES
Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

VALUATION OF SECURITIES
All securities are valued at the close of business of the New York Stock Exchange (NYSE). Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued by an independent pricing service using an evaluated bid. When market quotes are not readily available, the pricing service, in determining fair values of debt securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. The procedures adopted by the Board generally contemplate the use of fair valuation in the event that price quotations or valuations are not readily available, price quotations or valuations from other sources are not reflective of market value and thus deemed unreliable, or a significant event has occurred in relation to a security or class of securities (such as foreign securities) that is not reflected in price quotations or valuations from other sources. A fair value price is a good faith estimate of the value of a security at a given point in time.

Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE, including significant movements in the U.S. market after foreign exchanges have closed. Accordingly, in those situations, Ameriprise Financial, Inc. (Ameriprise Financial), parent company of the Investment Manager, as administrator to the Fund, will fair value foreign securities pursuant to procedures adopted by the Board, including utilizing a third party pricing service to determine these fair values. These procedures take into account multiple factors, including movements in the U.S. securities markets, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE.

Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates. Typically, those maturing in 60 days or less that originally had maturities

--------------------------------------------------------------------------------
36  RIVERSOURCE LARGE CAP VALUE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------



of more than 60 days at acquisition date are valued at amortized cost using the market value on the 61st day before maturity. Short-term securities maturing in 60 days or less at acquisition date are valued at amortized cost. Amortized cost is an approximation of market value. Investments in money market funds are valued at net asset value.

FOREIGN CURRENCY TRANSLATIONS
Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the Statement of Operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

ILLIQUID SECURITIES
At July 31, 2009, investments in securities included issues that are illiquid which the Fund currently limits to 15% of net assets, at market value, at the time of purchase. The aggregate value of such securities at July 31, 2009 was $1,064,005 representing 2.61% of net assets. Certain illiquid securities may be valued, in good faith, by management at fair value according to procedures approved by the Board. According to Board guidelines, certain unregistered securities are determined to be liquid and are not included within the 15% limitation specified above. Assets are liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the asset is valued by the Fund.

GUARANTEES AND INDEMNIFICATIONS
Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES
The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all

--------------------------------------------------------------------------------
                      RIVERSOURCE LARGE CAP VALUE FUND -- 2009 ANNUAL REPORT  37

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


of its taxable income (which includes net short-term capital gains) to shareholders. No provision for income or excise taxes is thus required.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Generally, the tax authorities can examine all the tax returns filed for the last three years.

DIVIDENDS TO SHAREHOLDERS
An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

OTHER
Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

3. INVESTMENTS IN DERIVATIVES

The Fund may invest in certain derivative instruments, which are transactions whose values depend on or are derived from (in whole or in part) the value of one or more other assets, such as securities, currencies, commodities or indices. Such derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs, and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk, and credit risk.

FORWARD FOREIGN CURRENCY CONTRACTS
The Fund may enter into forward foreign currency contracts in connection with settling purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund's securities or as part of its investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily based upon foreign currency exchange rates from an independent pricing service and the change in value is recorded as unrealized appreciation or depreciation. The Fund will record a realized gain or loss when the forward foreign currency contract is closed.


--------------------------------------------------------------------------------
38  RIVERSOURCE LARGE CAP VALUE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


The risks of forward foreign currency contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that the counterparty will not complete its contractual obligation, which may be in excess of the amount reflected in the Statement of Assets and Liabilities. At July 31, 2009, the Fund had no outstanding forward foreign currency contracts.

EFFECTS OF DERIVATIVE TRANSACTIONS ON THE FINANCIAL STATEMENTS
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions on the Fund's operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

FAIR VALUES OF DERIVATIVE INSTRUMENTS AT JULY 31, 2009
At July 31, 2009, the Fund had no outstanding derivatives.

EFFECT OF DERIVATIVE INSTRUMENTS ON THE STATEMENT OF OPERATIONS FOR THE YEAR ENDED JULY 31, 2009


   AMOUNT OF REALIZED GAIN OR (LOSS) ON DERIVATIVES RECOGNIZED IN INCOME
--------------------------------------------------------------------------
RISK EXPOSURE CATEGORY                  FORWARD FOREIGN CURRENCY CONTRACTS
Foreign exchange contracts                            $(6,018)
--------------------------------------------------------------------------------
TOTAL                                                 $(6,018)
--------------------------------------------------------------------------------




    CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION) ON DERIVATIVES
                           RECOGNIZED IN INCOME
--------------------------------------------------------------------------
RISK EXPOSURE CATEGORY                  FORWARD FOREIGN CURRENCY CONTRACTS
Foreign exchange contracts                              $45
--------------------------------------------------------------------------------
TOTAL                                                   $45
--------------------------------------------------------------------------------


4. EXPENSES AND SALES CHARGES

INVESTMENT MANAGEMENT SERVICES FEES
Under an Investment Management Services Agreement, the Investment Manager determines which securities will be purchased, held or sold. The management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.60% to 0.375% as the Fund's net assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment determined monthly by measuring the percentage difference over a rolling 12-month period between the annualized performance of one Class A share of the Fund and the annualized performance of the Lipper Large-Cap Value Funds Index. In certain circumstances, the Board may approve a change in the index.

--------------------------------------------------------------------------------
                      RIVERSOURCE LARGE CAP VALUE FUND -- 2009 ANNUAL REPORT  39

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment decreased the management fee by $54,869 for the year ended July 31, 2009. The management fee for the year ended July 31, 2009 was 0.46% of the Fund's average daily net assets, including the adjustment under the terms of the performance incentive arrangement.

ADMINISTRATIVE SERVICES FEES
Under an Administrative Services Agreement, the Fund pays Ameriprise Financial an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.06% to 0.03% as the Fund's net assets increase. The fee for the year ended July 31, 2009 was 0.06% of the Fund's average daily net assets.

OTHER FEES
Other expenses are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended July 31, 2009, other expenses paid to this company were $275.

COMPENSATION OF BOARD MEMBERS
Under a Deferred Compensation Plan (the Plan), the board members who are not "interested persons" of the Fund under the 1940 Act may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other funds in the RiverSource Family of Funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the funds until distributed in accordance with the Plan.

TRANSFER AGENCY FEES
Under a Transfer Agency Agreement, RiverSource Service Corporation (the Transfer Agent) maintains Fund shareholder accounts and records and provides Fund shareholder services. The Fund pays the Transfer Agent an annual account-based fee at a rate equal to $19.50 for Class A, $20.50 for Class B and $20.00 for Class C for this service. The Transfer Agent also charges an annual fee of $3 per account serviced directly by the Fund or its designated agent for Class A, Class B, and Class C shares. The Fund also pays the Transfer Agent an annual asset-based fee at a rate of 0.05% of the Fund's average daily net assets attributable to Class R2, Class R3, Class R4 and Class R5 shares. The Transfer Agent charges an annual fee of $5 per inactive account, charged on a pro rata basis for the 12 month period from the date the account becomes inactive. These fees are included in the transfer agency fees in the Statement of Operations.


--------------------------------------------------------------------------------
40  RIVERSOURCE LARGE CAP VALUE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


PLAN ADMINISTRATION SERVICES FEES
Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund's average daily net assets attributable to Class R2, Class R3 and Class R4 shares for the provision of various administrative, recordkeeping, communication and educational services.

DISTRIBUTION FEES
The Fund has an agreement with RiverSource Fund Distributors, Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A and Class R3 shares, a fee at an annual rate of up to 0.50% of the Fund's average daily net assets attributable to Class R2 shares and a fee at an annual rate of up to 1.00% of the Fund's average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $194,000 and $7,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of April 30, 2009, and may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

SALES CHARGES
Sales charges, including front-end and CDSCs, received by the Distributor for distributing Fund shares were $27,183 for Class A, $3,417 for Class B and $14 for Class C for the year ended July 31, 2009.

EXPENSES WAIVED/REIMBURSED BY THE INVESTMENT MANAGER AND ITS AFFILIATES
For the year ended July 31, 2009, the Investment Manager and its affiliates waived/reimbursed certain fees and expenses such that net expenses (excluding fees and expenses of acquired funds*), including the adjustment under the terms of a performance incentive arrangement, were as follows:

Class R2............................................  1.48%
Class R3............................................  1.25%
Class R4............................................  0.84%


The waived/reimbursed fees and expenses for the transfer agency fees at the class level were as follows:

Class R4.............................................   $8




--------------------------------------------------------------------------------
                      RIVERSOURCE LARGE CAP VALUE FUND -- 2009 ANNUAL REPORT  41

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


The waived/reimbursed fees and expenses for the plan administration services fees at the class level were as follows:

Class R2............................................  $ 3
Class R3............................................    3
Class R4............................................   40


Under an agreement which was effective until July 31, 2009, the Investment Manager and its affiliates contractually agreed to waive certain fees and expenses such that net expenses (excluding fees and expenses of acquired funds*), before giving effect to any performance incentive adjustment, would not exceed the following percentage of the class average daily net assets:

Class R4............................................  1.13%


* In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). Because the acquired funds have varied expense and fee levels and the Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.

BANK FEE CREDITS
During the year ended July 31, 2009, the Fund's transfer agency fees were reduced by $29 as a result of earnings and bank fee credits from overnight cash balances.

CUSTODIAN FEES
Effective Dec. 15, 2008, the Fund pays custodian fees to JPMorgan Chase Bank, N.A. For the period from Aug. 1, 2008 to Dec. 15, 2008, the Fund paid custodian fees amounting to $11,773 to Ameriprise Trust Company, a subsidiary of Ameriprise Financial.

5. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $33,681,275 and $34,980,554, respectively, for the year ended July 31, 2009. Realized gains and losses are determined on an identified cost basis.


--------------------------------------------------------------------------------
42  RIVERSOURCE LARGE CAP VALUE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


6. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

YEAR ENDED JULY 31,                           2009        2008
-----------------------------------------------------------------
CLASS A
Sold                                        1,600,537     786,876
Converted from Class B shares*                226,231     185,905
Reinvested distributions                      177,065   1,043,398
Redeemed                                   (3,723,795) (4,547,178)
-----------------------------------------------------------------
Net increase (decrease)                    (1,719,962) (2,530,999)
-----------------------------------------------------------------

CLASS B
Sold                                          249,263     144,597
Reinvested distributions                       17,091     234,640
Converted to Class A shares*                 (226,231)   (186,828)
Redeemed                                     (575,322) (1,098,819)
-----------------------------------------------------------------
Net increase (decrease)                      (535,199)   (906,410)
-----------------------------------------------------------------

CLASS C
Sold                                           82,472      26,989
Reinvested distributions                        2,589      17,693
Redeemed                                      (39,541)    (69,667)
-----------------------------------------------------------------
Net increase (decrease)                        45,520     (24,985)
-----------------------------------------------------------------

CLASS I
Sold                                        2,964,785     513,889
Reinvested distributions                      103,990     361,535
Redeemed                                   (1,095,863) (1,138,246)
-----------------------------------------------------------------
Net increase (decrease)                     1,972,912    (262,822)
-----------------------------------------------------------------

CLASS R2
Sold                                              361          --
Reinvested distributions                            3          --
-----------------------------------------------------------------
Net increase (decrease)                           364          --
-----------------------------------------------------------------

CLASS R4
Sold                                               --         213
Reinvested distributions                          118         530
Redeemed                                           --      (2,217)
-----------------------------------------------------------------
Net increase (decrease)                           118      (1,474)
-----------------------------------------------------------------


* Automatic conversion of Class B shares to Class A shares based on the original purchase.

7. LENDING OF PORTFOLIO SECURITIES

Effective Dec. 1, 2008, the Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, National Association (JPMorgan). The Agreement authorizes JPMorgan as lending agent to lend

--------------------------------------------------------------------------------
                      RIVERSOURCE LARGE CAP VALUE FUND -- 2009 ANNUAL REPORT  43

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------



securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or U.S. government securities equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral balance are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned. At July 31, 2009, securities valued at $8,970,388 were on loan, secured by cash collateral of $9,120,462 invested in short-term securities or in cash equivalents.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower's failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Income of $9,003 earned from securities lending from Dec. 1, 2008 through July 31, 2009 is included in the Statement of Operations. The Fund also continues to earn interest and dividends on the securities loaned.

Prior to Dec. 1, 2008, the Investment Manager served as securities lending agent for the Fund under the Securities Lending Agency Agreement. For the period from Aug. 1, 2008 through Nov. 30, 2008, the Fund had no securities on loan.

8. AFFILIATED MONEY MARKET FUND

The Fund may invest its daily cash balance in RiverSource Short-Term Cash Fund, a money market fund established for the exclusive use of the funds in the RiverSource Family of Funds and other institutional clients of RiverSource Investments. The cost of the Fund's purchases and proceeds from sales of shares of RiverSource Short-Term Cash Fund aggregated $17,430,730 and $17,837,003, respectively, for the year ended July 31, 2009. The income distributions received

--------------------------------------------------------------------------------
44  RIVERSOURCE LARGE CAP VALUE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------



with respect to the Fund's investment in RiverSource Short-Term Cash Fund can be found in the Statement of Operations and the Fund's invested balance in RiverSource Short-Term Cash Fund at July 31, 2009 can be found in the Portfolio of Investments.

9. BANK BORROWINGS

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (the Administrative Agent), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on Oct. 16, 2008, replacing a prior credit facility. The credit facility agreement, which is a collective agreement between the Fund and certain other funds in the RiverSource Family of Funds, severally and not jointly, permits collective borrowings up to $475 million. The borrowers shall have the right, upon written notice to the Administrative Agent to request an increase of up to $175 million in the aggregate amount of the credit facility from new or existing lenders, provided that the aggregate amount of the credit facility shall at no time exceed $650 million. Participation in such increase by any existing lender shall be at such lender's sole discretion. Interest is charged to each Fund based on its borrowings at a rate equal to the federal funds rate plus 0.75%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum, in addition to an upfront fee equal to its pro rata share of 0.02% of the amount of the credit facility. The Fund had no borrowings during the year ended July 31, 2009.

Under the prior credit facility which was effective until Oct. 15, 2008, the Fund had entered into a revolving credit facility with a syndicate of banks headed by JPMorgan Chase Bank, N.A., whereby the Fund was permitted to borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, which was a collective agreement between the Fund and certain other RiverSource funds, severally and not jointly, permitted collective borrowings up to $500 million. Interest was charged to each Fund based on its borrowings at a rate equal to the federal funds rate plus 0.30%. Each borrowing under the credit facility matured no later than 60 days after the date of borrowing. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum.

10. FEDERAL TAX INFORMATION

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of foreign currency

--------------------------------------------------------------------------------
                      RIVERSOURCE LARGE CAP VALUE FUND -- 2009 ANNUAL REPORT  45

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------



transactions, re-characterization of REIT distributions, investments in partnerships, post-October losses and losses deferred due to wash sales. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

In the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $11,872 and accumulated net realized loss has been increased by $11,872.

The tax character of distributions paid for the years indicated is as follows:

                                       YEAR ENDED JULY 31,
                               2009                           2008
                    -------------------------     ---------------------------
                    ORDINARY       LONG-TERM       ORDINARY        LONG-TERM
                     INCOME      CAPITAL GAIN       INCOME       CAPITAL GAIN
-----------------------------------------------------------------------------
Class A             $356,188       $158,892       $1,307,656      $4,000,566
Class B               13,422         35,835          187,794         993,092
Class C                3,640          3,681           15,942          73,281
Class I              226,755         66,582          513,160       1,291,416
Class R2                  51             19               99             319
Class R3                  51             17              110             319
Class R4                 438            113            1,053           2,753
Class R5                  56             17               50             319


At July 31, 2009, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income..................  $    582,483
Undistributed accumulated long-term gain.......  $         --
Accumulated realized loss......................  $(18,485,631)
Unrealized appreciation (depreciation).........  $    453,000


For federal income tax purposes, the Fund had a capital loss carry-over of $4,453,917 at July 31, 2009, that if not offset by capital gains will expire in 2017.

Because of the measurement periods for a regulated investment company's income are different for excise tax purposes versus income tax purposes, special rules are in place to protect the amount of earnings and profits needed to support excise tax distributions. As a result, the Fund is permitted to treat net capital losses realized between Nov. 1, 2008 and its fiscal year end (post-October loss) as occurring on the first day of the following tax year. At July 31, 2009, the Fund had a post-October loss of $14,031,714 that is treated for income tax purposes as occurring on Aug. 1, 2009.


--------------------------------------------------------------------------------
46  RIVERSOURCE LARGE CAP VALUE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


It is unlikely the Board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires. There is no assurance that the Fund will be able to utilize all of its capital loss carry-over before it expires.

11. SUBSEQUENT EVENTS

Management has evaluated Fund related events and transactions that occurred during the period from the date of the Statement of Assets and Liabilities through Sept. 21, 2009, the date of issuance of the Fund's financial statements. There were no events or transactions that occurred during the period that materially impacted the amounts or disclosures in the Fund's financial statements, other than as noted below.

At a shareholder meeting on June 2, 2009, shareholders approved the merger of RiverSource Large Cap Value Fund into RiverSource Equity Value Fund. As of the close of business on Sept. 11, 2009, the Fund was merged into RiverSource Equity Value Fund.

12. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court, asking the U.S. Supreme Court to stay the District Court proceedings while the U.S. Supreme Court considers and rules in a case captioned Jones v.

--------------------------------------------------------------------------------
                      RIVERSOURCE LARGE CAP VALUE FUND -- 2009 ANNUAL REPORT  47

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------



Harris Associates, which involves issues of law similar to those presented in the Gallus case.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.

On November 7, 2008, RiverSource Investments, LLC, a subsidiary of Ameriprise Financial, Inc., acquired J. & W. Seligman & Co., Incorporated (Seligman). In late 2003, Seligman conducted an extensive internal review concerning mutual fund trading practices. Seligman's review, which covered the period 2001-2003, noted one arrangement that permitted frequent trading in certain open-end registered investment companies managed by Seligman (the Seligman Funds); this arrangement was in the process of being closed down by Seligman before September 2003. Seligman identified three other arrangements that permitted frequent trading, all of which had been terminated by September 2002. In January 2004, Seligman, on a voluntary basis, publicly disclosed these four arrangements to its clients and to shareholders of the Seligman Funds. Seligman also provided information concerning mutual fund trading practices to the SEC and the Office of the Attorney General of the State of New York (NYAG).

In September 2006, the NYAG commenced a civil action in New York State Supreme Court against Seligman, Seligman Advisors, Inc. (now known as RiverSource Fund Distributors, Inc.), Seligman Data Corp. and Brian T. Zino (collectively, the Seligman Parties), alleging, in substance, that the Seligman Parties permitted various persons to engage in frequent trading and, as a result, the prospectus disclosure used by the registered investment companies then managed by Seligman was and had been misleading. The NYAG included other related claims and also claimed that the fees charged by Seligman to the

--------------------------------------------------------------------------------
48  RIVERSOURCE LARGE CAP VALUE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------



Seligman Funds were excessive. On March 13, 2009, without admitting or denying any violations of law or wrongdoing, the Seligman Parties entered into a stipulation of settlement with the NYAG and settled the claims made by the NYAG. Under the terms of the settlement, Seligman paid $11.3 million to four Seligman Funds. This settlement resolved all outstanding matters between the Seligman Parties and the NYAG. In addition to the foregoing matter, the New York staff of the SEC indicated in September 2005 that it was considering recommending to the Commissioners of the SEC the instituting of a formal action against Seligman and Seligman Advisors, Inc. relating to frequent trading in the Seligman Funds. Seligman responded to the staff in October 2005 that it believed that any action would be both inappropriate and unnecessary, especially in light of the fact that Seligman had previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds. There have been no further developments with the SEC on this matter.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.


--------------------------------------------------------------------------------
                      RIVERSOURCE LARGE CAP VALUE FUND -- 2009 ANNUAL REPORT  49

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ------------------------

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
RIVERSOURCE LARGE CAP VALUE FUND:


We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of RiverSource Large Cap Value Fund (the Fund) (one of the portfolios constituting the RiverSource Large Cap Series, Inc.) as of July 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Fund for the periods presented through July 31, 2006, were audited by other auditors whose report dated September 20, 2006, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2009, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.


--------------------------------------------------------------------------------
50  RIVERSOURCE LARGE CAP VALUE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


In our opinion, the financial statements and financial highlights audited by us as referred to above present fairly, in all material respects, the financial position of RiverSource Large Cap Value Fund of the RiverSource Large Cap Series, Inc. at July 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP
Minneapolis, Minnesota
September 21, 2009


--------------------------------------------------------------------------------
                      RIVERSOURCE LARGE CAP VALUE FUND -- 2009 ANNUAL REPORT  51

FEDERAL INCOME TAX INFORMATION -------------------------------------------------
(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

Fiscal year ended July 31, 2009.

INCOME DISTRIBUTIONS - the Fund designates the following tax attributes for distributions:
    Qualified Dividend Income for individuals....................       100%
    Dividends Received Deduction for corporations................       100%
    U.S. Government Obligations..................................      1.52%
CAPITAL GAIN DISTRIBUTION - the Fund designates $265,156 to be taxed as long-term capital gain.


The Fund also designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.


--------------------------------------------------------------------------------
52  RIVERSOURCE LARGE CAP VALUE FUND -- 2009 ANNUAL REPORT

BOARD MEMBERS AND OFFICERS -----------------------------------------------------

Shareholders elect a Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following is a list of the Fund's Board members. The RiverSource Family of Funds that each Board member oversees consists of 132 funds, which includes 100 RiverSource funds and 32 Seligman funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the Board.

INDEPENDENT BOARD MEMBERS

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
Kathleen Blatz             Board member since    Chief Justice, Minnesota Supreme Court, 1998-2006;       None
901 S. Marquette Ave.      2006                  Attorney
Minneapolis, MN 55402
Age 55
------------------------------------------------------------------------------------------------------------------------------

Arne H. Carlson            Board member since    Chair, RiverSource Family of Funds, 1999-2006; former    None
901 S. Marquette Ave.      1999                  Governor of Minnesota
Minneapolis, MN 55402
Age 75
------------------------------------------------------------------------------------------------------------------------------

Pamela G. Carlton          Board member since    President, Springboard -- Partners in Cross Cultural     None
901 S. Marquette Ave.      2007                  Leadership (consulting company)
Minneapolis, MN 55402
Age 54
------------------------------------------------------------------------------------------------------------------------------

Patricia M. Flynn          Board member since    Trustee Professor of Economics and Management, Bentley   None
901 S. Marquette Ave.      2004                  College; former Dean, McCallum Graduate School of
Minneapolis, MN 55402                            Business, Bentley University
Age 58
------------------------------------------------------------------------------------------------------------------------------

Anne P. Jones              Board member since    Attorney and Consultant                                  None
901 S. Marquette Ave.      1985
Minneapolis, MN 55402
Age 74
------------------------------------------------------------------------------------------------------------------------------

Jeffrey Laikind, CFA       Board member since    Former Managing Director, Shikiar Asset Management       American Progressive
901 S. Marquette Ave.      2005                                                                           Insurance
Minneapolis, MN 55402
Age 73
------------------------------------------------------------------------------------------------------------------------------

Stephen R. Lewis, Jr.      Chair of the Board    President Emeritus and Professor of Economics, Carleton  Valmont Industries,
901 S. Marquette Ave.      since 2007,           College                                                  Inc. (manufactures
Minneapolis, MN 55402      Board member since                                                             irrigation systems)
Age 70                     2002

------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                      RIVERSOURCE LARGE CAP VALUE FUND -- 2009 ANNUAL REPORT  53

BOARD MEMBERS AND OFFICERS (continued) -----------------------------------------

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
John F. Maher              Board member since    Retired President and Chief Executive Officer and        None
901 S. Marquette Ave.      2008                  former Director, Great Western Financial Corporation
Minneapolis, MN 55402                            (financial services), 1986-1997
Age 66
------------------------------------------------------------------------------------------------------------------------------

Catherine James Paglia     Board member since    Director, Enterprise Asset Management, Inc. (private     None
901 S. Marquette Ave.      2004                  real estate and asset management company)
Minneapolis, MN 55402
Age 57
------------------------------------------------------------------------------------------------------------------------------

Leroy C. Richie            Board member since    Counsel, Lewis & Munday, P.C. since 1987; Vice           Digital Ally, Inc.
901 S. Marquette Ave.      2008                  President and General Counsel, Automotive Legal          (digital imaging);
Minneapolis, MN 55402                            Affairs, Chrysler Corporation, 1990-1997                 Infinity, Inc. (oil
Age 68                                                                                                    and gas exploration
                                                                                                          and production); OGE
                                                                                                          Energy Corp. (energy
                                                                                                          and energy services)
------------------------------------------------------------------------------------------------------------------------------
Alison Taunton-Rigby       Board member since    Chief Executive Officer and Director, RiboNovix, Inc.    Idera
901 S. Marquette Ave.      2002                  since 2003 (biotechnology); former President, Forester   Pharmaceuticals,
Minneapolis, MN 55402                            Biotech                                                  Inc.
Age 65                                                                                                    (biotechnology);
                                                                                                          Healthways, Inc.
                                                                                                          (health management
                                                                                                          programs)
------------------------------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
54  RIVERSOURCE LARGE CAP VALUE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


BOARD MEMBER AFFILIATED WITH RIVERSOURCE INVESTMENTS*


NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
William F. Truscott        Board member since    President -- U.S. Asset Management and Chief Investment  None
53600 Ameriprise           2001,                 Officer, Ameriprise Financial, Inc. since 2005;
Financial Center           Vice President since  President, Chairman of the Board and Chief Investment
Minneapolis, MN 55474      2002                  Officer, RiverSource Investments, LLC since 2001;
Age 49                                           Director, President and Chief Executive Officer,
                                                 Ameriprise Certificate Company since 2006; Chairman of
                                                 the Board and Chief Executive Officer, RiverSource
                                                 Distributors, Inc. since 2006 and of RiverSource Fund
                                                 Distributors, Inc. since 2008; Senior Vice
                                                 President -- Chief Investment Officer, Ameriprise
                                                 Financial, Inc., 2001-2005
------------------------------------------------------------------------------------------------------------------------------


* Interested person by reason of being an officer, director, security holder and/or employee of RiverSource Investments or Ameriprise Financial.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling the RiverSource Family of Funds at 1(800) 221-2450; contacting your financial intermediary; or visiting riversource.com/funds.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the Fund's other officers are:

FUND OFFICERS


NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
Patrick T. Bannigan        President since 2006  Director and Senior Vice President -- Asset Management,
172 Ameriprise Financial                         Products and Marketing, RiverSource Investments, LLC
Center                                           and Director and Vice President -- Asset Management,
Minneapolis, MN 55474                            Products and Marketing, RiverSource Distributors, Inc.
Age 43                                           since 2006 and of RiverSource Fund Distributors, Inc.
                                                 since 2008; Managing Director and Global Head of
                                                 Product, Morgan Stanley Investment Management, 2004-
                                                 2006; President, Touchstone Investments, 2002-2004

--------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                      RIVERSOURCE LARGE CAP VALUE FUND -- 2009 ANNUAL REPORT  55

BOARD MEMBERS AND OFFICERS (continued) -----------------------------------------

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
Michelle M. Keeley         Vice President since  Executive Vice President -- Equity and Fixed Income,
172 Ameriprise Financial   2004                  Ameriprise Financial, Inc. and RiverSource Investments,
Center                                           LLC since 2006; Vice President -- Investments,
Minneapolis, MN 55474                            Ameriprise Certificate Company since 2003; Senior Vice
Age 45                                           President -- Fixed Income, Ameriprise Financial, Inc.,
                                                 2002-2006 and RiverSource Investments, LLC, 2004-2006
--------------------------------------------------------------------------------------------------------

Amy K. Johnson             Vice President since  Chief Administrative Officer, RiverSource Investments,
5228 Ameriprise Financial  2006                  LLC since 2009; Vice President -- Asset Management and
Center Minneapolis, MN                           Trust Company Services, RiverSource Investments, LLC,
55474                                            2006-2009; Vice President -- Operations and Compliance,
Age 43                                           RiverSource Investments, LLC, 2004-2006; Director of
                                                 Product Development -- Mutual Funds, Ameriprise
                                                 Financial, Inc., 2001-2004
--------------------------------------------------------------------------------------------------------

Jeffrey P. Fox             Treasurer since 2002  Vice President -- Investment Accounting, Ameriprise
105 Ameriprise Financial                         Financial, Inc. since 2002; Chief Financial Officer,
Center                                           RiverSource Distributors, Inc. since 2006 and of
Minneapolis, MN 55474                            RiverSource Fund Distributors, Inc. since 2008
Age 54
--------------------------------------------------------------------------------------------------------

Scott R. Plummer           Vice President,       Vice President and Chief Counsel -- Asset Management,
5228 Ameriprise Financial  General Counsel and   Ameriprise Financial, Inc. since 2005; Chief Counsel,
Center                     Secretary since 2006  RiverSource Distributors, Inc. and Chief Legal Officer
Minneapolis, MN 55474                            and Assistant Secretary, RiverSource Investments, LLC
Age 50                                           since 2006; Chief Counsel, RiverSource Fund
                                                 Distributors, Inc. since 2008; Vice President, General
                                                 Counsel and Secretary, Ameriprise Certificate Company
                                                 since 2005; Vice President -- Asset Management
                                                 Compliance, Ameriprise Financial, Inc., 2004-2005;
                                                 Senior Vice President and Chief Compliance Officer,
                                                 USBancorp Asset Management, 2002-2004
--------------------------------------------------------------------------------------------------------

Eleanor T.M. Hoagland      Chief Compliance      Chief Compliance Officer, RiverSource Investments, LLC,
100 Park Avenue            Officer since 2009    Kenwood Capital Management LLC, Ameriprise Certificate
New York, NY 10010                               Company, RiverSource Service Corporation and Seligman
Age 58                                           Data Corp. since 2009; Chief Compliance Officer for
                                                 each of the Seligman funds since 2004 and all funds in
                                                 the RiverSource Family of Funds since 2009; Anti-Money
                                                 Laundering Prevention Officer and Identity Theft
                                                 Prevention Officer for each of the Seligman funds since
                                                 2008; Managing Director, J. & W. Seligman & Co.
                                                 Incorporated and Vice-President for each of the
                                                 Seligman funds, 2004-2008
--------------------------------------------------------------------------------------------------------

Neysa M. Alecu             Money Laundering      Vice President -- Compliance, Ameriprise Financial,
2934 Ameriprise Financial  Prevention Officer    Inc. since 2008; Anti-Money Laundering Officer,
Center                     since 2004            Ameriprise Financial, Inc. since 2004; Compliance
Minneapolis, MN 55474                            Director, Ameriprise Financial, Inc., 2004-2008
Age 45
--------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
56  RIVERSOURCE LARGE CAP VALUE FUND -- 2009 ANNUAL REPORT

APPROVAL OF INVESTMENT MANAGEMENT SERVICES
AGREEMENT ----------------------------------------------------------------------

RiverSource Investments, LLC ("RiverSource Investments" or the "investment manager"), a wholly-owned subsidiary of Ameriprise Financial, Inc. ("Ameriprise Financial"), serves as the investment manager to the Fund. Under an investment management services agreement (the "IMS Agreement"), RiverSource Investments provides investment advice and other services to the Fund and all funds in the RiverSource Family of Funds (collectively, the "Funds").

On an annual basis, the Fund's Board of Directors (the "Board"), including the independent Board members (the "Independent Directors"), considers renewal of the IMS Agreement. RiverSource Investments prepared detailed reports for the Board and its Contracts Committee in March and April 2009, including reports based on data provided by independent organizations to assist the Board in making this determination. In addition, throughout the year, the Board (or its committees) reviews information prepared by RiverSource Investments addressing the services RiverSource Investments provides and Fund performance. The Board accords particular weight to the work, deliberations and conclusions of the Contracts, Investment Review and Compliance Committees in determining whether to continue the IMS Agreement. At the April 7-8, 2009 in-person Board meeting, independent legal counsel to the Independent Directors reviewed with the Independent Directors various factors relevant to the Board's consideration of advisory agreements and the Board's legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Directors, approved renewal of the IMS Agreement.

Nature, Extent and Quality of Services Provided by RiverSource Investments: The Board analyzed various reports and presentations it had received detailing the services performed by RiverSource Investments, as well as its expertise, resources and capabilities. The Board specifically considered many developments during the past year concerning the services provided by RiverSource Investments, including, in particular, the continued investment in, and resources dedicated to, the Fund's operations, most notably, the large investment made in the acquisition of J. & W. Seligman & Co. Incorporated, including its portfolio management operations, personnel and infrastructure (including the addition of two new offices in New York City and Palo Alto). Further, in connection with the Board's evaluation of the overall package of services provided by RiverSource Investments, the Board considered the quality of the administrative and transfer agency services provided by RiverSource Investments' affiliates to the Fund. The Board also reviewed the financial condition of RiverSource Investments (and its affiliates) and each entity's ability to carry out its responsibilities under the IMS Agreement. Further, the Board considered RiverSource Investments' ability to

--------------------------------------------------------------------------------
                      RIVERSOURCE LARGE CAP VALUE FUND -- 2009 ANNUAL REPORT  57

APPROVAL OF INVESTMENT MANAGEMENT SERVICES
AGREEMENT (continued) ----------------------------------------------------------



retain key personnel and its expectations in this regard. The Board also discussed the acceptability of the terms of the IMS Agreement (including the relatively broad scope of services required to be performed by RiverSource Investments). The Board concluded that the services being performed under the IMS Agreement were of a reasonably high quality, particularly in light of recent market conditions.

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that RiverSource Investments and its affiliates were in a position to continue to provide a high quality and level of services to the Fund.

Investment Performance: For purposes of evaluating the nature, extent and quality of services provided under the IMS Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered: (i) detailed reports containing data prepared by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund; and (ii) a report detailing the Fund's performance over various periods, recent Fund inflows (and outflows) and a comparison of the Fund's net assets from December 2007 to December 2008. The Board observed that the Fund's investment performance reflected the interrelationship of exceptionally challenging market conditions with the investment strategies employed by the portfolio management team. Further, the Board noted that appropriate measures have been taken to change the portfolio management team. Additionally, the Board noted that the Fund is proposed to merge into RiverSource Equity Value Fund, subject to shareholder approval.

Comparative Fees, Costs of Services Provided and the Profits Realized By RiverSource Investments and its Affiliates from their Relationships with the
Fund: The Board reviewed comparative fees and the costs of services to be provided under the IMS Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (prepared by an independent organization) showing a comparison of the Fund's expenses with median expenses paid by funds in its peer group, as well as data showing the Fund's contribution to RiverSource Investments' profitability. They also reviewed information in the report comparing the fees charged to the Fund by RiverSource Investments to fees charged to other client accounts (with similar investment strategies to those of the Fund).


--------------------------------------------------------------------------------
58  RIVERSOURCE LARGE CAP VALUE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the Funds' family, while assuring that the overall fees for each fund are generally in line with the "pricing philosophy" (i.e., that the total expense ratio of each fund (excluding the effect of a performance incentive adjustment, if applicable), with few exceptions, is at or below the median expense ratio of funds in the same comparison group). The Board took into account that the Fund's total expense ratio (after considering proposed expense caps/waivers) was below the peer group's median expense ratio shown in the reports. The Board also considered the Fund's performance incentive adjustment and noted its continued appropriateness.

The Board also considered the expected profitability of RiverSource Investments and its affiliates in connection with RiverSource Investments providing investment management services to the Fund. In this regard, the Board referred to a detailed profitability report, discussing the profitability to RiverSource Investments and Ameriprise Financial from managing and operating the Fund, including data showing comparative profitability over the past two years. The Board also considered the services acquired by the investment manager through the use of commission dollars paid by the Funds on portfolio transactions. The Board noted that the fees paid by the Fund should permit the investment manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.

Economies of Scale to be Realized: The Board also considered the economies of scale that might be realized by RiverSource Investments as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. The Board considered that the IMS Agreement provides for lower fees as assets increase at pre-established breakpoints and concluded that the IMS Agreement satisfactorily provided for sharing these economies of scale.

Based on the foregoing, the Board, including all of the Independent Directors, concluded that the investment management service fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On April 8, 2009, the Board, including all of the Independent Directors, approved the renewal of the IMS Agreement for an additional annual period.


--------------------------------------------------------------------------------
                      RIVERSOURCE LARGE CAP VALUE FUND -- 2009 ANNUAL REPORT  59

PROXY VOTING -------------------------------------------------------------------

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling the RiverSource Family of Funds at 1(800) 221-2450; contacting your financial intermediary; visiting riversource.com/funds; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting riversource.com/funds; or searching the website of the SEC at www.sec.gov.

RESULTS OF MEETING OF SHAREHOLDERS  --------------------------------------------

SPECIAL MEETING OF SHAREHOLDERS HELD ON JUNE 2, 2009
(UNAUDITED)

A brief description of the proposal voted upon at the meeting and the votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to the proposal is set forth below. A vote is based on total dollar interest in the Fund.

To approve an Agreement and Plan of Reorganization between the Fund and RiverSource Equity Value Fund, a series of RiverSource Strategy Series, Inc.

 DOLLARS VOTED    DOLLARS VOTED                       BROKER
     "FOR"          "AGAINST"       ABSTENTIONS     NON-VOTES
-------------------------------------------------------------
22,943,677.294    1,147,409.148    1,721,546.241      0.000
-------------------------------------------------------------




--------------------------------------------------------------------------------
60  RIVERSOURCE LARGE CAP VALUE FUND -- 2009 ANNUAL REPORT

RIVERSOURCE LARGE CAP VALUE FUND
734 Ameriprise Financial Center
Minneapolis, MN 55474

RIVERSOURCE.COM/FUNDS


                                This report must be accompanied or preceded by the Fund's
                                current prospectus. RiverSource(R) mutual funds are
                                distributed by RiverSource Fund Distributors, Inc., Member
                                FINRA, and managed by RiverSource Investments, LLC.
                                RiverSource is part of Ameriprise Financial, Inc.
(RIVERSOURCE INVESTMENTS LOGO)  (C)2009 RiverSource Investments, LLC.                              S-6246 K (9/09)

Item 2. (a) The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer and principal financial officer. A copy of the code of ethics is filed as an exhibit to this form N-CSR.

     (b) During the period covered by this report, there were not any amendments to the provisions of the code of ethics adopted in 2(a) above.

     (c) During the period covered by this report, there were not any implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a).

Item 3. The Registrant's board of directors has determined that independent directors Pamela G. Carlton, Jeffrey Laikind, John F. Maher and Anne P. Jones, each qualify as audit committee financial experts.

Item 4. Principal Accountant Fees and Services

Fund - Related Fees

(a) Audit Fees. The fees for the year ended July 31, to Ernst & Young LLP for professional services rendered for the audits of the annual financial statements for RiverSource Large Cap Series, Inc. were as follows:

                        2009 - $80,284   2008 - $79,060

(b) Audit-Related Fees. The fees for the year ended July 31, to Ernst & Young LLP for additional audit-related services rendered for RiverSource Large Cap Series, Inc. were as follows:

                         2009 - $1,500   2008 - $3,500

(c) Tax Fees. The fees for the year ended July 31, to Ernst & Young LLP for tax compliance related services rendered for RiverSource Large Cap Series, Inc. were as follows:

                        2009 - $28,872   2008 - $51,540

(d) All Other Fees. The fees for the year ended July 31, to Ernst & Young LLP for additional professional services rendered for RiverSource Large Cap Series, Inc. were as follows:

                             2009 - $0   2008 - $0

     (e) (1) Audit Committee Pre-Approval Policy. Pursuant to Sarbanes-Oxley pre-approval requirements, all services to be performed by Ernst & Young LLP for the registrant and to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant must be pre-approved by the audit committee.

(e) (2) 100% of the services performed for items (b) through (d) above during 2009 and 2008 were pre-approved by the audit committee.

(f)  Not applicable.

(g) Non-Audit Fees. The fees for the year ended July 31, to Ernst & Young LLP by the registrant for non-audit fees and by the registrant's investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were as follows:

                       2009 - $852,858   2008 - $668,240

(h) 100% of the services performed in item (g) above during 2009 and 2008 were pre-approved by the Ameriprise Financial Audit Committee and/or the RiverSource Mutual Funds Audit Committee.

Item 5. Audit Committee of Listed Registrants. Not applicable.

Item 6. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 10. Submission of matters to a vote of security holders. Not applicable.

Item 11. Controls and Procedures.

     (a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's Principal Financial Officer and Principal Executive Officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

     (b) There were no changes in the registrant's internal controls over financial reporting that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

     (a)(1) Code of ethics as applies to the Registrant's principal executive officer and principal financial officer, as required to be disclosed under
     Item 2 of Form N-CSR, is attached as Ex. 99.CODE ETH.

     (a)(2) Separate certification for the Registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX.99.CERT.

     (a)(3) Not applicable.

     (b) A certification by the Registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940, is attached as EX.99.906 CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) RiverSource Large Cap Series, Inc.


By /s/ Patrick T. Bannigan
   ----------------------------------
   Patrick T. Bannigan
   President and Principal Executive
   Officer

Date October 2, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


By /s/ Patrick T. Bannigan
   ----------------------------------
   Patrick T. Bannigan
   President and Principal Executive
   Officer

Date October 2, 2009


By /s/ Jeffrey P. Fox
   ----------------------------------
   Jeffrey P. Fox
   Treasurer and Principal Financial
   Officer

Date October 2, 2009